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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

THE DUN & BRADSTREET CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share ("common stock")
(2)	Aggregate number of securities to which transaction applies: 37,613,297 shares of common stock, which is an estimate of the number of shares of common stock that will be outstanding as of the closing of the transaction based on the per-share merger consideration of $145.00 (including shares of common stock issuable under restricted stock units and performance-based restricted stock units).

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001245 by $5,453,928,065.00, which, solely for the purpose of calculating the filing fee, represents the underlying value of the transaction, calculated based on the sum of issued and outstanding shares of common stock multiplied by $145.00 per share.

	(4)	Proposed maximum aggregate value of transaction: $5,453,928,065.00
	(5)	Total fee paid: $679,014.04
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED SEPTEMBER 12, 2018

THE DUN & BRADSTREET CORPORATION

[•], 2018

Dear Stockholder:

        You are cordially invited to attend a special meeting of the stockholders of The Dun & Bradstreet Corporation ("D&B") to be held at The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, NJ 07078 on [•], 2018 at [•] Eastern Time (the "special meeting").

        At the special meeting, stockholders will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 8, 2018 (as amended or modified from time to time, the "merger agreement"), among D&B, Star Parent, L.P. ("Parent") and Star Merger Sub, Inc. ("Merger Sub"). Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into D&B and D&B will survive the merger as a wholly owned subsidiary of Parent (the "merger"). Parent and Merger Sub were formed by affiliates of CC Capital Partners LLC ("CC Capital") and Bilcar, LLC ("Bilcar") and, as of immediately prior to the closing of the merger, will be owned by affiliates of each of CC Capital, Bilcar, Cannae Holdings, Inc. ("Cannae") and funds affiliated with Thomas H. Lee Partners, L.P. (collectively, "THL") and certain other co-investors (collectively, the "Investor Group").

        If the merger is completed, our stockholders will have the right to receive $145.00 in cash, without interest and subject to any applicable withholding taxes, for each share of common stock, par value $0.01 per share, of D&B ("D&B common stock"), other than excluded shares (as defined in the accompanying proxy statement), that they own immediately prior to the effective time of the merger, which represents a premium of approximately 30% to D&B's closing share price of $111.63 on February 12, 2018 (the "unaffected date"), which was the last day of trading prior to D&B's announcement of the departure of its Chairman and CEO on February 12, 2018 and public indication on February 13, 2018 of its willingness to consider all options for value creation that may be identified. Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of D&B common stock entitled to vote thereon.

        D&B common stock is listed on the New York Stock Exchange (the "NYSE") under the symbol "DNB". The closing price of D&B common stock on the NYSE on [•], 2018, the most recent practicable date prior to the date of the accompanying proxy statement, was $[•] per share.

        The D&B board of directors (the "Board") has reviewed and considered the terms and conditions of the merger agreement and the merger and has determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, D&B and its stockholders and has approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and resolved to recommend that the merger agreement be adopted by D&B's stockholders. The Board made its determination after consultation with its outside legal counsel and financial advisor and consideration of a number of factors more fully described in the accompanying proxy statement. The Board recommends that you vote "FOR" the proposal to adopt the merger agreement.

        At the special meeting, stockholders will also be asked to vote on (i) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid to D&B's named executive officers by D&B based on or otherwise relating to the merger, as required by the rules adopted by the U.S. Securities and Exchange Commission (the "SEC") and (ii) a proposal to approve an adjournment of the special meeting, from time to time, if necessary or appropriate, to solicit additional votes for the approval of the proposal to adopt the merger agreement. The Board recommends that you vote "FOR" each of these proposals.

        The Board is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the special meeting and any postponement or adjournment thereof.

        If your shares are held in "street name," you should instruct your bank, brokerage firm or other nominee how to vote your shares on each proposal in accordance with your voting instruction form.

        The merger cannot be completed unless D&B stockholders adopt the merger agreement. Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the special meeting. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you fail to return your proxy card and you are a holder of record on the record date, unless you attend the special meeting in person, the effect will be that your shares of common stock will not be considered present at the special meeting for the purpose of determining whether a quorum is present at the special meeting and will have the same effect as a vote "AGAINST" the adoption of the merger agreement. Similarly, if you hold your shares in "street name" and fail to instruct your bank, brokerage firm or other nominee how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote "AGAINST" the adoption of the merger agreement.

        The accompanying proxy statement contains detailed information about D&B, the special meeting, the merger agreement, the merger and the merger-related named executive officer compensation proposal. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement and incorporated therein by reference. We urge you to, and you should, read the entire proxy statement carefully, including the merger agreement and the other annexes and the documents referred to or incorporated by reference in the accompanying proxy statement. You may obtain additional information about D&B from documents we have filed with the SEC.

        If you have any questions or need assistance voting your shares of our common stock, please contact Morrow Sodali LLC ("Morrow"), our proxy solicitor, by phone at (800) 662-5200 or by email at DNB@morrowsodali.com.

        Thank you for your confidence in D&B.

Sincerely,
James N. Fernandez Chairman of the Board of Directors The Dun & Bradstreet Corporation

        Neither the SEC nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits or fairness of the merger agreement or the merger or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated [•], 2018 and, together with the enclosed form of proxy card, is first being mailed to D&B stockholders on or about [•], 2018.

THE DUN & BRADSTREET CORPORATION
103 JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

DATE & TIME	[•], 2018 at [•], Eastern Time
PLACE	The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, NJ 07078
ITEMS OF BUSINESS

•

To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 8, 2018 (as amended or modified from time to time, the "merger agreement"), among The Dun & Bradstreet Corporation ("D&B"), Star Parent L.P. and Star Merger Sub, Inc. (the "merger proposal"); a copy of the merger agreement is attached to the accompanying proxy statement as Annex A and is incorporated therein by reference;

•

To consider and vote on a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by D&B to its named executive officers that is based on or otherwise relates to the merger (the "named executive officer merger-related compensation proposal");

•

To consider and vote on a proposal to approve an adjournment of the special meeting of D&B stockholders (the "special meeting") from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal (the "adjournment proposal"); and

•

To transact such other business as may properly be brought before the special meeting, or any adjournments or postponements of the special meeting, by or at the direction of the D&B board of directors (the "Board").

RECORD DATE
Only holders of record of our common stock, par value $0.01 per share ("D&B common stock"), at the close of business on [•], 2018 (the "record date") are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.
VOTING BY PROXY
Your vote is very important, regardless of the number of shares you own. The Board is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the special meeting. For information on submitting your proxy over the Internet, by telephone or by mailing back the traditional proxy card (no extra postage is needed for the provided envelope if mailed in the U.S.), please see the attached proxy statement and enclosed proxy card. If you later decide to vote in person at the special meeting, information on revoking your proxy prior to the special meeting is also provided.

RECOMMENDATIONS	The Board recommends that you vote:
• "FOR" the merger proposal;
• "FOR" the named executive officer merger-related compensation proposal; and
• "FOR" the adjournment proposal.
APPRAISAL
D&B stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares of D&B common stock, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (the "DGCL"), if they deliver a demand for appraisal before the vote is taken on the merger agreement and comply with all the requirements of Delaware law, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement and is incorporated therein by reference.

        YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SUBMITTED. IF YOU DO NOT SUBMIT YOUR PROXY OR VOTE IN PERSON AT THE SPECIAL MEETING ON THE MERGER PROPOSAL, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE MERGER PROPOSAL. IF YOU HOLD YOUR SHARES IN "STREET NAME" AND DO NOT INSTRUCT YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE HOW TO VOTE YOUR SHARES, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE MERGER PROPOSAL.

        Your proxy may be revoked at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.

        If your shares are held by a bank, brokerage firm or other nominee and you wish to vote in person at the special meeting, you must bring to the special meeting a proxy from the bank, brokerage firm or other nominee that holds your shares authorizing you to vote in person at the special meeting. Please also bring to the special meeting your account statement evidencing your beneficial ownership of D&B common stock as of the record date. All stockholders should also bring photo identification.

        The proxy statement of which this notice forms a part provides a detailed description of the merger, the merger agreement, the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal and provides specific information concerning the special meeting. We urge you to read the proxy statement, including any documents incorporated therein by reference, and its annexes carefully and in their entirety. If you have any questions concerning the merger or the proxy statement, would like additional copies of the proxy statement or need help voting your shares of D&B common stock, please contact D&B's proxy solicitor, Morrow Sodali by phone at (800) 662-5200 or by email at DNB@morrowsodali.com.

By Order of the Board of Directors,
Kristin R. Kaldor Corporate Secretary

Short Hills, NJ
[•], 2018

i

ii

iii

SUMMARY TERM SHEET

        This summary highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you with respect to the merger and the other matters being considered at the special meeting of D&B stockholders. We urge you to read carefully the remainder of this proxy statement, including the attached annexes, and the other documents to which we have referred you. For additional information on D&B, see the section entitled "Where You Can Find More Information" beginning on page [•]. We have included page references in this summary to direct you to a more complete description of the topics presented below.

        All references to "D&B," "the Company," "we," "us," or "our" in this proxy statement refer to The Dun & Bradstreet Corporation, a Delaware corporation. D&B, following the completion of the merger, is sometimes referred to in this proxy statement as the "surviving corporation." In addition, unless otherwise indicated, or unless the context otherwise requires, a reference in this proxy statement to:

  •
  "Board" means the board of directors of D&B;

  •
  "CC Capital" means CC Capital Partners LLC;

  •
  "D&B common stock" means the common stock, par value $0.01 per share, of D&B;

  •
  "Investor Group" means the investor group composed of CC Capital, Bilcar, LLC ("Bilcar"), Cannae Holdings, Inc. ("Cannae"), funds affiliated with Thomas H. Lee Partners, L.P. ("THL") or affiliates of the foregoing, and certain other investors;

  •
  "merger" means the merger of Merger Sub with and into D&B, with D&B surviving as a wholly owned subsidiary of Parent;

  •
  "merger agreement" means the Agreement and Plan of Merger, dated as of August 8, 2018, by and among D&B, Parent and Merger Sub, as amended or modified from time to time, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein;

  •
  "Merger Sub" means Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, formed solely for the purpose of entering into the merger agreement and engaging in the transactions contemplated by the merger agreement; and

  •
  "Parent" means Star Parent, L.P., a Delaware limited partnership.

The Parties

The Dun & Bradstreet Corporation (see page [•])

        D&B helps companies around the world improve their business performance. The global leader in commercial data and analytics, D&B gleans insight from data to enable our customers to connect with the prospects, suppliers, clients and partners that matter most. Since 1841, companies of every size have relied on D&B to help them manage risk and reveal opportunity.

        D&B is a corporation organized under the laws of the State of Delaware on April 25, 2000 and headquartered in Short Hills, NJ. D&B's principal offices are located at 103 John F. Kennedy Parkway, Short Hills, NJ 07078 and our telephone number is (973) 921-5500. D&B common stock is traded on the New York Stock Exchange ("NYSE") under the ticker symbol "DNB". Our corporate web address is www.dnb.com. The information provided on, or that may be accessed through, the D&B website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to D&B's website provided in this proxy statement.

        Additional information about D&B is contained in our public filings with the U.S. Securities and Exchange Commission (the "SEC"). See the section entitled "Where You Can Find More Information" beginning on page [•].

Star Parent, L.P. (see page [•])

        Parent is a Delaware limited partnership that was formed on August 7, 2018 solely for the purpose of entering into the merger agreement and related agreements and completing the transactions contemplated thereby. Parent has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement and related agreements. Upon completion of the transactions contemplated thereby, D&B will be a wholly owned subsidiary of Parent. Parent's principal executive office is located care of CC Capital at 200 Park Avenue, 58th Floor, New York, NY 10166 and its telephone number is (212) 355-5515 .

        As of immediately following the transactions contemplated in the merger agreement, Parent will be controlled by certain members of the Investor Group. As of the date hereof, Parent is controlled by affiliates of CC Capital, Bilcar and THL.

        CC Capital is a private investment firm founded in 2016 by Chinh Chu, with a focus on investing in and operating high-quality companies for the long term. Prior to founding CC Capital, Mr. Chu had a successful 25-year career at Blackstone and played an instrumental role in building its private equity business. Over the course of his career at Blackstone, Mr. Chu led several industry verticals for the private equity group, including financial services, technology, chemicals, and healthcare products. He served as co-chairman of the firm's Private Equity Investment Committee and served on the firm's Executive Committee.

        Bilcar is a partnership owned by Bill and Carol Foley. Bilcar's assets include various investments and business interests. Mr. Foley has over 32 years of experience as a director and executive officer of Fidelity National Financial, Inc. ("FNF"). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. Mr. Foley is executive chairman of Black Knight, Inc., chairman of Cannae Holdings, Inc. and co-chairman of FGL Holdings.

        Cannae is a diversified holding company with over $1 billion in book value in assets and boasts a strong track record of investing in a diverse range of assets. Cannae holds majority and minority equity investment stakes in a number of entities, including Ceridian Holdings, LLC, American Blue Ribbon Holdings, LLC and T-System Holding LLC. Principals at Cannae have successfully acquired over 100 companies with aggregate consideration in excess of $30 billion for Fidelity National Financial, Inc., Cannae and related companies over the last 20 years.

        THL is a premier private equity firm investing in growth companies, headquartered in North America, exclusively in four industry sectors: Business & Financial Services, Consumer & Retail, Healthcare, and Media, Information Services & Technology. Using the firm's deep domain expertise and the internal operating capabilities of its Strategic Resource Group, THL seeks to create deal sourcing advantages, and to accelerate growth and improve operations in its portfolio companies in partnership with management teams. Since its founding in 1974, THL has raised over $25 billion of equity capital, acquired over 140 portfolio companies and completed over 360 add-on acquisitions, which collectively represent a combined enterprise value at the time of acquisition of over $200 billion.

Star Merger Sub, Inc. (see page [•])

        Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent that was formed on August 7, 2018 solely for the purpose of entering into the merger agreement and completing the transactions contemplated thereby. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement and related agreements.

Merger Sub's principal executive office is located care of CC Capital at 200 Park Avenue, 58th Floor, New York, NY 10166 and its telephone number is (212) 355-5515.

The Special Meeting

Date, Time and Place (see page [•])

        The special meeting of D&B stockholders (the "special meeting") is scheduled to be held at The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, NJ 07078, on [•], 2018 at [•], Eastern Time.

Purpose of the Meeting (see page [•])

        The special meeting is being held in order to consider and vote on the following proposals:

  •
  To adopt the merger agreement (the "merger proposal");

  •
  To approve, on a non-binding, advisory basis, certain compensation that will or may be paid by D&B to its named executive officers that is based on or otherwise relates to the merger (the "named executive officer merger-related compensation proposal"); and

  •
  To approve the adjournment of the special meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal (the "adjournment proposal").

        Stockholders may also be asked to transact such other business as may properly be brought before the special meeting, or any adjournments or postponements of the special meeting, by or at the direction of the Board.

        The Board has reviewed and considered the terms and conditions of the merger. After consulting with its outside legal counsel and financial advisor and after consideration of various factors more fully described in this proxy statement, the Board determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to, and in the best interests of, D&B and our stockholders, approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger, and resolved to recommend that the merger agreement be adopted by D&B's stockholders. The Board recommends that D&B stockholders vote "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal and "FOR" the adjournment proposal.

        D&B stockholders must vote to approve the merger proposal as a condition for the merger to occur. If D&B stockholders fail to approve the merger proposal by the requisite vote, the merger will not occur.

Record Date; Stockholders Entitled to Vote (see page [•])

        Only holders of record of D&B common stock at the close of business on [•], 2018, the record date for the special meeting (the "record date"), will be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting. On the record date, [•] shares of D&B common stock were issued and outstanding, held by approximately [•] holders of record.

        Holders of record of D&B common stock are entitled to one vote on each matter submitted to a vote at the special meeting for each share of D&B common stock they own of record on the record date. A complete list of stockholders entitled to vote at the special meeting will be available for inspection at D&B's principal place of business during regular business hours for a period of no less than 10 days before the special meeting and at the special meeting.

Quorum (see page [•])

        Under our bylaws, the holders of a majority of the outstanding shares of D&B common stock entitled to vote on a matter at the special meeting on the record date, whether in person or by proxy, will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. If there is less than a quorum present at the special meeting, the stockholders present may adjourn the meeting from time to time without further notice other than announcement in accordance with the Delaware General Corporation Law at the meeting, until a quorum shall be present or represented.

        If you submit (and do not thereafter revoke) a properly executed proxy card, even if you abstain from voting, your shares of D&B common stock will be counted for purposes of determining whether a quorum is present at the special meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to adopt the merger agreement, the meeting may be adjourned or postponed to solicit additional proxies.

Required Vote (see page [•])

        The approval of the merger proposal requires the affirmative vote of a majority of the shares of D&B common stock outstanding on the record date and entitled to vote thereon.

        The approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of a majority of the shares of D&B common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

        The approval of the adjournment proposal requires the affirmative vote of a majority of the shares of D&B common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

        As of the record date, there were [•] shares of D&B common stock issued and outstanding.

Voting at the Special Meeting (see page [•])

        If your shares are registered directly in your name with our transfer agent, you are considered a "stockholder of record." Stockholders of record can vote their shares of D&B common stock in the following four ways: (i) by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you, (ii) by submitting your proxy by telephone by dialing the toll-free number [•], (iii) by submitting your proxy over the Internet by going to [•] or (iv) by attending the special meeting and voting your shares in person. Even if you plan to attend the special meeting, D&B encourages you to submit a proxy in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the special meeting. Votes cast in person or by proxy at the special meeting will be tabulated by the inspectors of election appointed for the special meeting, who also will determine whether a quorum is present.

        If you have a disability, D&B can provide reasonable assistance to help you participate in the special meeting if you inform D&B of your disability and how you plan to attend. Please write to D&B at 103 John F. Kennedy Parkway, Short Hills, NJ 07078, Attention: Corporate Secretary, or call at (973) 921-5500.

        If your shares are held by your bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in "street name" and you will receive a form from your bank, brokerage firm or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your bank, brokerage firm or other nominee how to vote your shares of D&B common stock on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, brokerage firm or other nominee on how to submit voting instructions. Stockholders who own their shares in "street name" are not able to vote at the special meeting unless they have a proxy, executed in their favor, from the stockholder of record (bank, brokerage firm or other nominee) giving them the right to vote the shares at the special meeting.

        You may revoke your proxy at any time prior to the vote at the special meeting by (i) sending a written statement to that effect to D&B, at 103 John F. Kennedy Parkway, Short Hills, NJ 07078, Attention: Corporate Secretary, bearing a date later than the date of the proxy, that is received prior to the special meeting, (ii) voting again by Internet or telephone, so long as you do so before the deadline of [•] on [•], 2018, (iii) submitting a properly signed proxy card with a later date and mailing it to the address set forth therein so that it is received prior to the special meeting, or (iv) attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, result in the revocation of a proxy or cause your shares of D&B common stock to be voted. If you hold shares in "street name," you may submit new voting instructions by contacting your bank, brokerage firm or other nominee. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a signed proxy from the stockholder of record (bank, brokerage firm or other nominee) giving you the right to vote the shares.

        D&B recommends that you submit a proxy to vote your shares as soon as possible, even if you are planning to attend the special meeting to ensure that your shares are represented and voted at the meeting and so that the vote count will not be delayed.

Abstentions and Broker Non-Votes (see page [•])

        An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as a vote "AGAINST" the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal. If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy that is not held in "street name", the proxy will be voted "FOR" (i) approval of the merger proposal, (ii) approval of the named executive officer merger-related compensation proposal and (iii) approval of the adjournment proposal.

        Broker non-votes are shares held in "street name" by banks, brokerage firms or other nominees that are present or represented by proxy at the special meeting, but with respect to which the bank, brokerage firm or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such bank, brokerage firm or other nominee does not have discretionary voting power on such proposal. Because, under NYSE rules, banks, brokerage firms or other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of D&B common stock held in "street name" does not give voting instructions to the bank, brokerage firm or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. As the vote to approve the merger proposal is based on the total number of shares of D&B common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting, if you fail to issue voting instructions to your bank, brokerage firm or other nominee, it will have the same effect as a vote "AGAINST" the merger proposal.

Solicitation of Proxies (see page [•])

        The Board is soliciting your proxy, and D&B will bear the cost of soliciting proxies. Morrow Sodali LLC ("Morrow") has been retained to assist with the solicitation of proxies and provide related proxy advisory services. Morrow will be paid $17,500 plus reasonable and documented out-of-pocket expenses for these services in connection with the special meeting. D&B will also indemnify Morrow for certain losses arising out of these services. Solicitation initially will be made by mail. D&B and Morrow also will request that banks, brokerage firms, and other custodians, nominees and fiduciaries send proxy materials to the beneficial owners of shares of D&B common stock and will, if requested, reimburse them for their reasonable out-of-pocket expenses in doing so.

Adjournment (see page [•])

        In addition to the merger proposal and the named executive officer merger-related compensation proposal, D&B stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of soliciting additional votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal.

        Although it is not currently expected, if a quorum is not present at the special meeting, the person presiding at the special meeting or the stockholders holding a majority of the shares of D&B common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. If the adjournment is for more than 30 days, or if a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If you return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal.

The Merger

        The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information in this proxy statement. Therefore, the information in this proxy statement regarding the merger agreement and the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference. We encourage you to read the merger agreement carefully and in its entirety because it is the principal legal agreement that governs the merger.

Structure of the Merger (see page [•])

        If the merger is completed, then at the effective time of the merger (the "effective time"), Merger Sub will merge with and into D&B, the separate corporate existence of Merger Sub will cease and D&B will survive the merger as a wholly owned subsidiary of Parent.

Merger Consideration (see page [•])

        Upon the terms and subject to the conditions of the merger agreement, at the effective time, each share of D&B common stock (other than shares held by Parent, Merger Sub or D&B (as treasury stock or otherwise) and their respective direct or indirect wholly owned subsidiaries (which will remain outstanding) and shares owned by stockholders who have not voted in favor of adoption of the merger agreement and have properly exercised and perfected a demand for appraisal rights under Delaware law (collectively, the "excluded shares")) will have the right to receive $145.00 in cash, without interest and subject to any applicable withholding taxes (the "merger consideration").

Treatment of D&B Equity Awards (see page [•])

        Stock Options.    Each option to purchase D&B common stock (a "D&B stock option") that is outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the per share merger consideration over the per share exercise price of such option, multiplied by (ii) the number of shares of D&B common stock underlying such D&B stock option, subject to any applicable withholding taxes. All outstanding D&B stock options are vested and exercisable. Any D&B stock option that has a per share exercise price that is equal to or greater than the per share merger consideration will be cancelled without consideration.

        Stock Awards.    Each restricted stock unit or phantom unit that relates to D&B common stock (each, a "D&B stock award") that is outstanding as of immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of D&B common stock in respect of such D&B stock award multiplied by (ii) the per share merger consideration, subject to any applicable withholding taxes. Each such D&B stock award subject to performance-based vesting conditions for which actual performance has not been determined by D&B as of immediately prior to the effective time shall be deemed earned at the target performance level.

        Any payment to which a holder of D&B stock options or D&B stock awards may become entitled to receive will be paid through the surviving corporation's payroll systems no later than 10 business days following the effective time. However, any payment in respect of a D&B stock award that constitutes nonqualified deferred compensation subject to Section 409A of the tax code, will be paid at the earliest time permitted under the applicable plans that will not trigger interest or penalties under Section 409A.

Recommendation of the Board (see page [•])

        The Board has reviewed and considered the terms and conditions of the merger. After consulting with its outside legal counsel and financial advisor and after consideration of various factors, the Board unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement were fair to, and in the best interests of, D&B and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger and (iii) resolved to recommend that the merger agreement be adopted by D&B's stockholders at the special meeting. Certain factors considered by the Board in reaching its decision to adopt the merger agreement can be found in "The Merger Proposal (Proposal 1)—Recommendation of the Board and Reasons for the Merger" beginning on page [•].

  The Board recommends that D&B stockholders vote:

  •
  "FOR" the merger proposal;

  •
  "FOR" the named executive officer merger-related compensation proposal; and

  •
  "FOR" the adjournment proposal.

Opinion of D&B's Financial Advisor (see page [•])

        At the meeting of the Board on August 8, 2018, J.P. Morgan Securities LLC ("J.P. Morgan") rendered its oral opinion to the Board, subsequently confirmed by delivering its written opinion to the Board dated as of the same date, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders of D&B common stock (other than affiliates of Parent) in the merger was fair, from a financial point of view, to such stockholders.

        The full text of the written opinion of J.P. Morgan dated August 8, 2018, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. D&B's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the merger consideration to be paid in the merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors or other constituencies of D&B or as to the underlying decision by D&B to engage in the merger. The issuance of J.P. Morgan's opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any stockholder of D&B as to how such stockholder should vote with respect to the merger or any other matter. For a description of the opinion that the Board received from J.P. Morgan, see "The Merger Proposal—Opinion of D&B's Financial Advisor."

Interests of D&B's Executive Officers and Directors in the Merger (see page [•])

        In considering the recommendation of the Board, D&B stockholders should be aware that certain directors and executive officers of D&B will have interests in the merger that are different from, or in addition to, the interests of D&B stockholders generally and which may create potential conflicts of interest. The Board was aware of these interests and considered them when it adopted the merger agreement and approved the merger.

        These interests include:

  •
  D&B's executive officers are entitled to protections and benefits under D&B's change in control plan in the event of certain terminations of employment in connection with the completion of the merger;

  •
  The chief executive officer of D&B is entitled to the payment of a bonus contingent on his continued employment with D&B through the effective time;

  •
  The D&B equity awards held by D&B's directors and executive officers will fully vest (with certain performance-based D&B stock awards deemed vested at target performance levels) and be converted into the right to receive cash payments based on the per share merger consideration following the completion of the merger;

  •
  D&B's directors and executive officers are entitled to the payout of all of their account balances and benefits under certain non-qualified benefit plans maintained by D&B; and

  •
  D&B's directors and executive officers are entitled to indemnification and insurance arrangements pursuant to the merger agreement and D&B's organizational documents and under certain indemnification agreements.

        These interests are discussed in more detail in the section entitled "The Merger Proposal (Proposal 1)—Interests of D&B's Executive Officers and Directors in the Merger" beginning on page [•].

Financing of the Merger (see page [•])

        Parent and Merger Sub have obtained equity, preferred and debt financing commitments (in each case, pursuant to the respective commitment letters) for the transactions contemplated by the merger agreement, the aggregate proceeds of which will be used to fund (i) the consummation of the merger and the other transactions contemplated by the merger agreement, including the amounts payable under the merger agreement and any fees and expenses incurred in connection therewith and (ii) the repayment in full of existing outstanding indebtedness of D&B and its subsidiaries.

        Pursuant to equity commitment letters, dated as of August 8, 2018 (the "equity commitment letters"), a form of which is attached to this proxy statement as Annex D, each of 1885 Private Opportunities Fund, L.P. ("1885"), ABR Reinsurance Ltd., a Bermuda limited company ("ABR"), Arcadia DNB Investors LP, a Delaware limited partnership ("Arcadia"), BlackRock Private Equity Partners VI US, L.P., a Delaware limited partnership, and certain of its affiliated funds (the "BlackRock funds"), Cannae, CF Capital Growth, LLC, a Delaware limited liability company which is an affiliate of CC Capital and Bilcar ("CF"), QIA FIG Holding, LLC, a limited liability company established under the Qatar Financial Centre Authority in the State of Qatar ("QIA"), Red River Direct Investment Fund III, L.P., a Delaware limited partnership ("Red River"), SONJ Private Opportunities Fund II, L.P., a Delaware limited partnership ("SONJ"), THL and Topanga Private Opportunities, L.P., a Delaware limited partnership ("Topanga" and, together with 1885, ABR, Arcadia, the BlackRock funds, Cannae, CF, QIA, Red River, SONJ and THL, the "Sponsors"), have committed, severally but not jointly, to capitalize Parent at or immediately prior to the closing, with an aggregate equity contribution in an amount of $1.943 billion, on the terms and subject to the conditions set forth in the equity commitment letters.

        Pursuant to a preferred commitment letter, dated as of August 8, 2018 (the "preferred commitment letter"), HPS Investment Partners, LLC and H & F Orchard Pte. Ltd. (collectively, the "preferred financing sources"), have committed, severally but not jointly, to purchase preferred equity of Parent with an aggregate initial liquidation preference amount of $1.050 billion, on the terms and subject to the conditions set forth in the preferred commitment letter.

        Pursuant to a debt commitment letter, dated as of August 8, 2018 (the "debt commitment letter" and, together with the preferred commitment letter and the equity commitment letters, the "commitment letters"), Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Royal Bank of Canada have committed to provide to Merger Sub, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, debt financing in the aggregate amount of up to $4.580 billion, consisting of a $3.130 billion senior secured term loan facility, a $400.0 million senior secured revolving credit facility, a $200.0 million senior secured 364-day bridge loan facility and an $850.0 million senior unsecured bridge loan facility (or in lieu of the $850.0 million senior unsecured bridge loan facility, the issuance by Merger Sub of up to $850.0 million of senior unsecured notes, which will reduce the amount of such bridge loan facility). The consummation of the merger is not subject to any financing condition.

Cannae Side Letter (see page ([•])

        In connection with the execution and delivery of the merger agreement and its execution and delivery of an equity commitment letter with Parent, Cannae entered into a side letter with Parent (the "Cannae side letter"), a copy of which is attached to this proxy statement as Annex E. The terms of the side letter require Cannae, as soon as reasonably practicable following the execution of the merger agreement, to use reasonable best efforts, in collaboration with Parent, to syndicate at least $600.0 million of its $900.0 million equity commitment to other investors, subject to certain qualifications set forth therein.

        In addition, the side letter places certain restrictions on the ability of Cannae and its subsidiaries to sell or pledge any of the 37,135,921 shares of the common stock of Ceridian HCM Holding Inc. owned by Cannae Holdings, LLC, a wholly owned subsidiary of Cannae, other than for the purposes of funding the equity commitment, along with certain other restrictions. The obligations of Cannae under the Cannae side letter will terminate automatically and immediately upon the earliest to occur of: (a) the closing; (b) the reduction of Cannae's equity commitment to $300.0 million or less, subject to the conditions stipulated in the Cannae side letter; and (c) the termination of Cannae's obligation to fund its equity commitment pursuant to the terms of the equity commitment letter it entered into with Parent. Additionally, Cannae shall remain the primary obligor for its equity commitment (including to the extent syndicated) until the earlier of (i) the closing and (ii) the termination of Cannae's obligation to fund its equity commitment pursuant to the terms of the equity commitment letter it entered into with Parent. Cannae is permitted to have its syndicated investors enter into an equity commitment with Parent or D&B.

Limited Guarantee (see page ([•])

        Subject to the terms and conditions set forth in limited guarantees, dated August 8, 2018 (collectively, the "limited guarantees"), a form of which is attached to this proxy statement as Annex F, each of the Sponsors has, severally and not jointly, guaranteed its portion of the payment obligations of Parent with respect to (i) the obligation of Parent under the merger agreement to pay the reverse termination fee if the merger agreement is terminated under specified circumstances (see the section entitled "The Merger Agreement—Termination Fees and Expenses" beginning on page [•]) and (ii) Parent's obligation to pay certain interest and expenses and certain reimbursement and indemnification obligations of Parent under the merger agreement, subject to certain caps and limitations set forth in the merger agreement and the limited guarantees.

        The Sponsors' obligations under the limited guarantees are subject to an aggregate cap of approximately $380.1 million.

Antitrust Review Required for the Merger and Other Regulatory Filings (see page [•])

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), we cannot complete the merger until we have given notification and furnished information to the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice ("DOJ"), and until the applicable waiting period has expired or has been terminated. On [•], 2018, D&B and [•] each filed a premerger notification and report form under the HSR Act, as a result of which the applicable waiting period under the HSR Act is scheduled to expire on [•], 2018 at 11:59 p.m. Eastern Time, unless otherwise earlier terminated or extended if the DOJ or FTC requests additional information and documentary material.

        The obligation of the parties to the merger agreement to consummate the merger is also subject to obtaining certain foreign regulatory approvals or the expiration of the waiting period under applicable foreign regulations as set forth in the merger agreement.

        While we have no reason to believe it will not be possible to complete the antitrust review or obtain the foreign regulatory approvals in a timely manner, there is no certainty that these will be completed within the periods of time currently contemplated or that a regulatory challenge to the merger will not be made.

Material U.S. Federal Income Tax Consequences of the Merger (see page [•])

        In general, the exchange of D&B common stock for cash in the merger will be a taxable transaction to U.S. holders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•]) for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. You should read the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•]. The tax consequences of the merger to you will depend on your particular circumstances. You should consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as the tax consequences arising under other U.S. federal tax laws and the laws of any state, local or foreign taxing jurisdiction.

Appraisal Rights (see page [•])

        Stockholders are entitled to appraisal rights under the General Corporation Law of the State of Delaware (the "DGCL"), in connection with the merger, provided that stockholders comply with the requirements of Section 262 of the DGCL. Any stockholder who does not vote in favor of the merger proposal and who otherwise complies with the requirements of Section 262 has the right to seek appraisal of his, her or its shares of D&B common stock and to receive payment in cash for the "fair value" of his, her or its shares of D&B common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The ultimate amount stockholders receive in an appraisal proceeding may be less than, equal to or more than the amount a stockholder would have received under the merger agreement.

        To exercise appraisal rights, a stockholder must deliver a written demand for appraisal to D&B before the vote is taken on the adoption of the merger agreement, must not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement and must continue to hold the shares of D&B common stock of record from the date of making the demand for appraisal through the effective time. As such, merely voting against, abstaining or failing to vote on the proposal to adopt the merger agreement will not preserve your right to appraisal under the DGCL. Further, because a properly submitted proxy not marked "against" or "abstain" will be voted "for" the proposal to adopt the merger agreement, the submission of a proxy not marked "against" or "abstain" will result in a waiver of appraisal rights. A stockholder's failure to strictly comply with the procedures specified under the DGCL will also result in the loss of such stockholder's appraisal rights. See the section entitled "The Merger Proposal (Proposal 1)—Appraisal Rights" beginning on page [•] and the text of the Delaware appraisal right statute reproduced in its entirety as Annex C to this proxy statement. Only a stockholder of record may submit a demand for appraisal. If you hold your shares of D&B common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such bank, brokerage firm or nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisor promptly.

Expected Timing of the Merger

        We expect to complete the merger no later than during the first quarter of 2019. However, the merger is subject to antitrust reviews, regulatory approvals and various other conditions, and it is possible that factors outside of the control of D&B, Parent or Merger Sub could result in the merger being completed at a later time, or not at all. There may be a substantial amount of time between the special meeting and the completion of the merger. We expect to complete the merger promptly following the receipt of all required clearances and approvals and the satisfaction or, to the extent permitted, waiver of the other conditions to the consummation of the merger.

Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals (see page [•])

        During the go-shop period (as defined in the section entitled "The Merger Agreement—Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals" beginning on page [•]), D&B and its subsidiaries and their respective directors, officers and other representatives may:

  •
  initiate, solicit and encourage any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal (as defined in the section entitled "The Merger Agreement—Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals" beginning on page [•]) and to otherwise facilitate any effort or attempt by any person to make an acquisition proposal, including by way of releasing, waiving, modifying and not enforcing any existing standstill provisions in order to make acquisition proposals to the Board and providing access to non-public information to any persons related to any acquisition proposal pursuant to a confidentiality agreement with each such person which complies with the terms of the merger agreement;

  •
  initiate, engage in, continue or otherwise participate in any discussions or negotiations with any person regarding any acquisition proposal; or

  •
  otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with, or any effort or attempt to make any acquisition proposal by, any person.

        Following the expiration of the go-shop period and until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, D&B will be subject to customary non-solicitation, or "no shop", restrictions whereby neither D&B nor any of its subsidiaries nor any of their respective directors and officers may, and D&B will instruct, direct and use its reasonable best efforts to cause its and its subsidiaries' other representatives not to, directly or indirectly:

  •
  initiate, solicit, propose or knowingly encourage or facilitate any inquiries, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any acquisition proposal;

  •
  engage in, continue or otherwise participate in any discussions (other than to inform any person of the non-solicitation provisions of the merger agreement) or negotiations regarding, or provide any non-public information or data to any person relating to any acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

  •
  otherwise knowingly encourage or facilitate any effort or attempt to make an acquisition proposal;

  •
  take any action to exempt any third party from the restrictions on "business combinations" contained in Section 203 of the DGCL or any other applicable takeover statute or otherwise cause such restrictions not to apply; or

  •
  authorize, approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, term sheet, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition proposal (other than a confidentiality agreement permitted by the terms of the merger agreement).

        Notwithstanding the restrictions described above, until 11:59 p.m. Eastern Time on October 7, 2018, D&B may continue solicitation of, or discussion or negotiations with, an excluded person (as defined in the section entitled "The Merger Agreement—Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals" beginning on page [•]).

        Further, notwithstanding the foregoing non-solicitation restrictions, if prior to obtaining the approval of the merger proposal by D&B stockholders at the special meeting, D&B receives a bona fide, written acquisition proposal, then D&B and its representatives may provide information to, and engage in discussions and negotiations with, any person with respect to such acquisition proposal if the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such proposal constitutes or is reasonably likely to lead to a superior proposal (as defined in the section entitled "The Merger Agreement—Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals" beginning on page [•]), and, subject to certain notice requirements and "matching" rights in favor of Parent, the Board may approve and recommend such an acquisition proposal if the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal is a superior proposal. See the section entitled "The Merger Agreement—

Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals—Fiduciary Exception" beginning on page [•] for more information.

        D&B has agreed to promptly notify Parent (and, in any event, within 24 hours) if any proposals, offers or requests for non-public information with respect to an acquisition proposal are received by, or any discussions or negotiations regarding an acquisition proposal are sought to be initiated or continued with, it or any of its representatives, which notice shall include a summary of the material terms and conditions of any such proposals, offers or requests, the identity of the person making any such proposals, offers or requests for information (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter must keep Parent reasonably informed, on a prompt basis (and in any event within 24 hours), of the material terms of any such proposals, offers or requests (including any amendments thereto) and any material developments with respect to the status of any such proposals, offers or requests or discussions or negotiations with respect thereto.

Conditions to the Closing of the Merger (see page [•])

        The obligations of D&B, Parent and Merger Sub to effect the merger are subject to the satisfaction or waiver of various conditions, including the following:

  •
  the adoption of the merger agreement by the holders of a majority of the outstanding shares of our common stock entitled to vote thereon (the "requisite Company vote");

  •
  the waiting period (or any extension thereof) applicable to the merger under the HSR Act having expired or having been earlier terminated, approval of the merger under the Russian Law on Protection of Competition (as amended) and approval of the merger, or expiration of the waiting period, under Germany's Chapter VII of the Act against Restraints on Competition (as amended), each as further described in the sections entitled "The Merger Proposal (Proposal 1)—Antitrust Review Required for the Merger and Other Regulatory Filings" and "The Merger Agreement—Conditions to the Closing of the Merger" beginning on pages [•] and [•], respectively;

  •
  the written notice of the UK Financial Conduct Authority (the "FCA") of its determination to approve the acquisition of control of Dun & Bradstreet Limited (or its treatment as having approved such acquisition of control), as further described in the section "The Merger Agreement—Conditions to the Closing of the Merger" beginning on page [•]; and

  •
  the absence of any law, regulation or order that enjoins or otherwise prohibits the closing of the merger.

        The obligations of Parent and Merger Sub to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

  •
  D&B's representations and warranties in the merger agreement shall be true and correct as of the date of the merger agreement and as of the effective time in the manner described under "The Merger Agreement—Conditions to the Closing of the Merger" beginning on page [•];

  •
  D&B has performed or complied in all material respects with each of its obligations under the merger agreement at or prior to the effective time in the manner described under "The Merger Agreement—Conditions to the Closing of the Merger" beginning on page [•]; and

  •
  Since the date of the merger agreement, no company material adverse effect (as defined on page [•]) shall have occurred that is continuing, and no effect shall have occurred that, individually or in the aggregate, would reasonably be expected to have a company material adverse effect.

        The obligations of D&B to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

  •
  Parent's and Merger Sub's representations and warranties in the merger agreement shall be true and correct as of the date of the merger agreement and as of the effective time in the manner described under "The Merger Agreement—Conditions to the Closing of the Merger" beginning on page [•]; and

  •
  Parent and Merger Sub have performed or complied in all material respects with each of their obligations under the merger agreement at or prior to the effective time in the manner described under "The Merger Agreement—Conditions to the Closing of the Merger" beginning on page [•].

Termination of the Merger Agreement (see page [•])

        The merger agreement may be terminated at any time prior to the effective time, whether before or after the adoption of the merger agreement by D&B's stockholders, under the following circumstances:

  •
  by mutual written consent of D&B and Parent; or

  •
  by either Parent or D&B if:

  •
  the merger is not consummated by 5:00 p.m., Eastern Time, on May 8, 2019 (the "termination date"), subject to certain limitations described under "The Merger Agreement—Termination of the Merger" beginning on page [•];

  •
  adoption of the merger agreement is submitted to a vote of D&B's stockholders at the special meeting (as it may be adjourned or postponed) and the requisite Company vote is not obtained at such special meeting (including any adjournment or postponement thereof); or

  •
  any order permanently enjoining or otherwise prohibiting consummation of the merger becomes final and non-appealable (whether before or after the receipt of the requisite Company vote), subject to certain limitations described under "The Merger Agreement—Termination of the Merger Agreement" beginning on page [•]; or

  •
  by D&B:

  •
  at any time prior to the time the requisite Company vote is obtained, if the Board authorizes D&B in compliance with the terms of the merger agreement to enter into, and D&B so enters into, an alternative acquisition agreement with respect to a superior proposal and D&B pays the Company termination fee (as defined in the section entitled "The Merger Agreement—Termination Fees and Expenses" beginning on page [•]);

  •
  at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in the merger agreement, or any such representation or warranty has become untrue after the date of the merger agreement, such that the conditions to the obligation of D&B to close would not be satisfied (subject to certain cure rights and certain other limitations described under "The Merger Agreement—Termination of the Merger Agreement" beginning on page [•]); or

  •
  at any time prior to the effective time, if:

  •
  all of the conditions to Parent's obligation to close have been satisfied or waived (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing, provided that each such condition is then capable of being satisfied at the closing);

      •
      D&B has irrevocably confirmed to Parent in writing that (i) all of the conditions to D&B's obligation to close have been satisfied (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing and other than those conditions the satisfaction of which D&B has irrevocably waived), and (ii) D&B is willing, prepared and able to consummate the closing; and

      •
      Parent and Merger Sub fail to consummate the closing by the later of (i) the second business day following the date of the notice described in the foregoing bullet point and (ii) the date on which the closing should have occurred (and D&B was willing, prepared and able to consummate the closing during normal business hours throughout such period).

  •
  by Parent if:

  •
  D&B has committed a willful and material breach of its non-solicitation obligations with respect to acquisition proposals;

  •
  the Board or any committee thereof has made a change of recommendation (a "change of recommendation termination"); or

  •
  at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement made by D&B in the merger agreement, or any such representation or warranty has become untrue after the date of the merger agreement, such that the conditions to the obligation of Parent to close would not be satisfied (subject to certain cure rights and certain other limitations described under "The Merger Agreement—Termination of the Merger Agreement" beginning on page [•]).

Termination Fees and Expenses (see page [•])

        Upon termination of the merger agreement, under certain specified circumstances, D&B may be required to pay a termination fee of either approximately $81.4 million or approximately $203.6 million to Parent, or to reimburse certain expenses of Parent, up to $25.0 million, pursuant to the terms and conditions of the merger agreement. Upon termination of the merger agreement, under certain specified circumstances, Parent may be required to pay D&B a reverse termination fee of approximately $380.1 million pursuant to the terms and conditions of the merger agreement. See the section entitled "The Merger Agreement—Termination Fees and Expenses" beginning on page [•] for a discussion of the circumstances under which either party will be required to pay a termination fee or reimburse expenses.

Directors' and Officers' Indemnification and Insurance (see page [•])

        From and after the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, indemnify and provide advancement of expenses to the current and former directors and officers of D&B and its subsidiaries against any costs, expenses or judgments in connection with any claim related to any such person's service as a director, officer or employee of D&B at or prior to the effective time, including with respect to the merger and the other transactions contemplated by the merger agreement and actions to enforce such indemnification obligations.

        Prior to the effective time, D&B will obtain and fully pay the premium for the non-cancellable, irrevocable extension of (a) the directors' and officers' liability coverage of D&B's existing directors' and officers' insurance policies and (b) D&B's existing fiduciary liability insurance policies (collectively, "D&O insurance"), in each case for a claims reporting or discovery period of six years from and after the effective time with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in D&B's existing directors' and officers' liability insurance policies, subject to the cost limitations set forth in the merger agreement. If D&B and the surviving corporation for any reason fail to obtain such "tail policies" as of the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, continue to maintain in effect for a period of at least six years the existing directors' and officers' and fiduciary liability insurance policies of D&B in place as of August 8, 2018, or use reasonable best efforts to purchase comparable insurance for such six-year period, in each case on the terms and conditions, and subject to the cost limitations, set forth in the merger agreement.

Delisting and Deregistration of D&B Common Stock (see page [•])

        As promptly as practicable following the effectiveness of the merger, D&B common stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Market Prices of D&B Common Stock (see page [•])

        On February 12, 2018, the last trading day prior to D&B's announcement of the departure of its Chairman and CEO on February 12, 2018 and public indication on February 13, 2018 of its willingness to consider all options for value creation that may be identified, the closing price per share of D&B common stock on the NYSE was $111.63. The closing price of the D&B common stock on the NYSE on [•], 2018, the most recent practicable date prior to the filing of this proxy statement, was $[•] per share. You are encouraged to obtain current market prices of D&B common stock in connection with voting your shares of D&B common stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following are brief answers to certain questions that you may have regarding the merger, the special meeting and the proposals being considered at the special meeting. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all of the information that might be important to you with respect to the merger and the special meeting. Additional important information is also contained in the annexes attached to this proxy statement and the documents referred to or incorporated by reference into this proxy statement.

Q.
Why am I receiving these proxy materials?

A.
On August 8, 2018, D&B entered into a merger agreement pursuant to which Merger Sub will merge with and into D&B, with D&B continuing as the surviving corporation in the merger. A copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated by reference herein. In order to complete the merger, D&B stockholders must vote to adopt the merger agreement. The approval of the merger proposal by our stockholders is a condition to the consummation of the merger. You are receiving this proxy statement in connection with the solicitation by the Board of proxies of D&B stockholders in favor of the merger proposal.

  You are also being asked to vote on a proposal to approve on a non-binding, advisory basis, certain compensation that will or may be paid by D&B to its named executive officers that is based on or otherwise relates to the merger and on a proposal to approve the adjournment of the special meeting, from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the merger proposal.

  This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement and the special meeting of our stockholders and the matters to be voted on thereat. The enclosed materials allow you to submit a proxy to vote your shares without attending the special meeting and to ensure that your shares are represented and voted at the special meeting.

  Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.

Q.
What is the proposed transaction?

A.
If the merger proposal is approved by D&B stockholders and the other conditions to the consummation of the merger contained in the merger agreement are satisfied or waived, Merger Sub will merge with and into D&B, with D&B continuing as the surviving corporation in the merger and wholly owned subsidiary of Parent.

Q.
What will I receive in the merger if it is completed?

A.
Under the terms of the merger agreement, if the merger is completed, you will be entitled to receive $145.00 in cash, without interest and subject to any applicable withholding taxes, for each share of D&B common stock you own (other than any excluded shares), which represents a premium of approximately 30% to D&B's closing share price of $111.63 on February 12, 2018, the last day of trading prior to D&B's announcement of the departure of its Chairman and CEO on February 12, 2018 and public indication on February 13, 2018 of its willingness to consider all options for value creation that may be identified. For example, if you own 100 shares of D&B common stock (which are not excluded shares), you will be entitled to receive $14,500 in cash in exchange for your shares, without interest and subject to any applicable withholding taxes. You will not be entitled to receive shares in the surviving corporation or in Parent.

Q.
Will I continue to receive dividends on shares of D&B common stock that I hold?

A.
The terms of the merger agreement prohibit D&B from paying or declaring any further dividends, including regular quarterly dividends, except for the dividend of $0.5225 per share in cash declared by the Board on August 7, 2018, which D&B paid on September 7, 2018 to stockholders of record at the close of business on August 22, 2018.

Q.
Where and when is the special meeting, and who may attend?

A.
The special meeting will be held at The Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, NJ 07078, on [•], 2018 at [•], Eastern Time. The meeting room will open at [•] Eastern Time and registration will begin at that time. Stockholders who are entitled to vote at the special meeting may attend the meeting. All stockholders and proxyholders will need proof of identification along with their proxy card or proof of stock ownership to enter the special meeting. Beneficial owners of shares held in "street name" who wish to attend the meeting must present proof of ownership of D&B common stock as of the record date, such as a bank or brokerage account statement, and will only be able to vote at the special meeting if they have a proxy, executed in their favor, from the stockholder of record (bank, brokerage firm or other nominee) giving them the right to vote the shares at the special meeting.

Q.
Who can vote at the special meeting?

A.
All D&B stockholders of record as of the close of business on [•], 2018, the record date for the special meeting, are entitled to receive notice of, attend and vote at the special meeting, or any adjournment or postponement thereof. Each share of D&B common stock is entitled to one vote on all matters that come before the special meeting. On the record date, there were [•] shares of D&B common stock issued and outstanding, held by approximately [•] holders of record.

Q.
What matters will be voted on at the special meeting?

A.
At the special meeting, you will be asked to consider and vote on the following proposals:

•
the merger proposal;

•
the named executive officer merger-related compensation proposal; and

•
the adjournment proposal.

  Stockholders may also be asked to transact such other business as may properly be brought before the special meeting or any adjournments or postponements of the special meeting, by or at the direction of the Board.

Q.
What is the position of the Board regarding the merger?

A.
After consulting with its outside legal counsel and financial advisor and after consideration of various factors, the Board has (i) determined that the merger agreement and the transactions contemplated by the merger agreement were fair to, and in the best interests of, D&B and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger and (iii) resolved to recommend that the merger agreement be adopted by D&B's stockholders at the special meeting.

Q.
How does the Board recommend that I vote on the proposals?

A.
The Board recommends that you vote:

•
"FOR" the merger proposal;

  •
  "FOR" the named executive officer merger-related compensation proposal; and

  •
  "FOR" the adjournment proposal.

Q.
What vote is required to approve the merger proposal?

A.
The merger proposal will be approved if stockholders holding a majority of the shares of D&B common stock outstanding and entitled to vote thereon on the record date vote "FOR" the proposal.

Q.
What vote is required to approve the named executive officer merger-related compensation proposal and the adjournment proposal?

A.
Each of the named executive officer merger-related compensation proposal and the adjournment proposal will be approved if the holders of a majority of the shares of D&B common stock present or represented by proxy at the special meeting and entitled to vote thereon on the record date vote "FOR" each such proposal.

Q.
Is the merger expected to be taxable to holders of D&B common stock?

A.
In general, the exchange of D&B common stock for cash in the merger will be a taxable transaction to U.S. holders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•]) for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. You should read the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•]. The tax consequences of the merger to you will depend on your particular circumstances. You should consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as the tax consequences arising under other U.S. federal tax laws and the laws of any state, local or foreign taxing jurisdiction.

Q.
What other effects will the merger have on D&B?

A.
If the merger is completed, D&B common stock will be delisted from the NYSE and deregistered under the Exchange Act, and D&B will no longer be required to file periodic reports with the SEC with respect to D&B common stock, in each case in accordance with applicable law, rules and regulations. Following the completion of the merger, D&B common stock will no longer be publicly traded and you will no longer have any interest in D&B's future earnings or growth. In addition, each share of D&B common stock (other than excluded shares) you hold will represent only the right to receive $145.00 in cash, without interest and subject to any applicable withholding taxes.

Q.
When is the merger expected to be completed?

A.
Assuming timely satisfaction of necessary closing conditions, including the approval by our stockholders of the merger proposal, the parties to the merger agreement expect to complete the merger no later than during the first quarter of 2019. However, D&B cannot assure completion by any particular date, if at all. Because the merger is subject to a number of conditions, including the receipt of stockholder approval of the merger proposal and the expiration or termination of the waiting period under the HSR Act as set forth in the merger agreement, the exact timing of the merger cannot be determined at this time and we cannot guarantee that the merger will be completed.

Q.
What happens if the merger is not completed?

A.
If the merger proposal is not approved by D&B stockholders, or if the merger is not completed for any other reason, D&B stockholders will not receive any payment for their shares of D&B common stock in connection with the merger. Instead, D&B will remain a standalone public company and shares of D&B common stock will continue to be listed and traded on the NYSE. D&B may be required to pay Parent an aggregate termination fee of approximately $81.4 million if the merger agreement is terminated by D&B in connection with D&B's entry into a definitive agreement with an excluded person with respect to a superior proposal prior to 11:59 p.m. Eastern Time on October 7, 2018, or approximately $203.6 million if such agreement to enter into a superior proposal is with any person other than an excluded person prior to 11:59 p.m. Eastern time on October 7, 2018 or with an excluded person after such time. D&B may also be required to pay an approximately $203.6 million termination fee under other certain specified circumstances or expense reimbursement not to exceed $25.0 million to Parent. Upon termination of the merger agreement, under certain specified circumstances, Parent may be required to pay D&B a reverse termination fee of approximately $380.1 million pursuant to the terms of the merger agreement. See the section entitled "The Merger Agreement—Termination Fees and Expenses" beginning on page [•] for a discussion of the circumstances under which either party will be required to pay a termination fee or reimburse any expenses.

Q.
How will our directors and executive officers vote on the merger proposal?

A.
The directors and executive officers of D&B have informed D&B that, as of the date of this proxy statement, they intend to vote in favor of the merger proposal.

  As of the record date for the special meeting, the directors and executive officers of D&B owned, in the aggregate, [•] shares of D&B common stock, representing [•]% of the issued and outstanding D&B common stock entitled to vote at the special meeting.

Q.
Do any of D&B's directors or executive officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A.
Yes. In considering the recommendation of the Board with respect to the merger proposal, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these differing interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by D&B stockholders. See the section entitled "The Merger Proposal (Proposal 1)—Interests of D&B's Executive Officers and Directors in the Merger" beginning on page [•] for more information.

Q.
Why am I being asked to consider and vote on the named executive officer merger-related compensation proposal?

A.
SEC rules require D&B to seek approval on a non-binding, advisory basis with respect to certain payments and benefits that will or may be made or provided to D&B's named executive officers in connection with the merger. Approval of the named executive officer merger-related compensation proposal is not required to complete the merger.

Q.
Who is soliciting my vote? Who will pay for the cost of this proxy solicitation?

A.
The Board is soliciting your proxy, and D&B will bear the cost of soliciting proxies. Morrow has been retained to assist with the solicitation of proxies, and the fees and expenses of Morrow, plus its reasonable documented out-of-pocket expenses will be paid by D&B. Solicitation initially will be made by mail. D&B and Morrow also will request that banks, brokerage firms, and other custodians, nominees and fiduciaries send proxy materials to the beneficial owners of shares of D&B common stock and will, if requested, reimburse them for their reasonable out-of-pocket expenses in doing so.

Q.
What do I need to do now? If I am going to attend the special meeting, should I still submit a proxy?

A.
Carefully read and consider the information contained in and incorporated by reference into this proxy statement, including the attached annexes. Whether or not you expect to attend the special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the special meeting.

Q.
How do I vote if my shares are registered directly in my name?

A.
If your shares are registered directly in your name with our transfer agent, you are considered a "stockholder of record." Stockholders of record can vote their shares of D&B common stock in the following four ways:

•
By Internet—You may submit your proxy by going to [•] and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.

•
By Telephone—You may submit your proxy by dialing [•] and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.

•
By Mail—You may vote by mail by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

•
At the Special Meeting—If you are a stockholder of record and prefer to vote your shares at the special meeting, you must bring proof of identification along with your proxy card or proof of ownership.

  Even if you plan to attend the special meeting, we encourage you to submit a proxy in advance by Internet, telephone or mail so that your shares will be voted if you later decide not to attend the special meeting. Telephone and Internet facilities for the submission of a proxy to vote shares will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [•], 2018. Proxy cards mailed with respect to shares must be received no later than [•], 2018 in order to be counted in the vote.

  If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who own their shares in "street name" are not able to vote at the special meeting unless they have a proxy, executed in their favor, from the stockholder of record (bank, brokerage firm or other nominee) giving them the right to vote the shares.

Q.
How do I vote if my shares are held in the name of my bank, brokerage firm or other nominee?

A.
If your shares are held by your bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in "street name" and you will receive a form from your bank,

  brokerage firm or other nominee seeking instruction from you as to how your shares should be voted. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, brokerage firm or other nominee on how to submit voting instructions. Stockholders who own their shares in "street name" are not able to vote at the special meeting unless they have a proxy, executed in their favor, from the stockholder of record (bank, brokerage firm or other nominee) giving them the right to vote the shares.

Q.
What is a proxy?

A.
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of D&B common stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of D&B common stock is called a "proxy card."

Q.
If a stockholder gives a proxy, how are the shares voted?

A.
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way you indicate. When completing the Internet or telephone process for submitting a proxy, you may specify whether your shares would be voted "FOR" or "AGAINST" or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

  If you properly sign and return your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the Board with respect to each proposal.

Q.
Can I change or revoke my proxy after it has been submitted?

A.
Yes. You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record, you may change or revoke your proxy by:

•
sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than [•], 2018;

•
submitting a new proxy by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on [•], 2018;

•
submitting a properly signed proxy card with a later date that is received no later than [•], 2018; or

•
attending the special meeting and voting in person.

  If you hold shares in "street name," you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a proxy, executed in your favor, from the stockholder of record (bank, brokerage firm or other nominee) giving you the right to vote the shares.

  If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the special meeting.

Q.
How many shares of D&B common stock must be present to constitute a quorum for the special meeting? What if there is no quorum?

A.
Under our bylaws, the presence at the special meeting, in person or by proxy, of the holders of a majority of the shares of D&B common stock issued and outstanding on the record date will constitute a quorum. There must be a quorum for business to be conducted at the special meeting. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of D&B common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. Failure of a quorum to be present at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject D&B to additional expense. If the adjournment is for more than 30 days, or if a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. As of the close of business on the record date, there were [•] shares of D&B common stock outstanding. Accordingly, [•] shares of D&B common stock must be present or represented by proxy at the special meeting to constitute a quorum.

Q.
What if I abstain from voting on any proposal?

A.
If you attend the special meeting or submit (and do not thereafter revoke) a properly executed proxy card, even if you abstain from voting, your shares of D&B common stock will still be counted for purposes of determining whether a quorum is present at the special meeting, but will not be voted on the proposals. As a result, your abstention from voting will have the same effect as a vote "AGAINST" the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.

Q.
Will my shares be voted if I do not sign and return my proxy card or vote by telephone or over the Internet or in person at the special meeting?

A.
If you are a stockholder of record of D&B and you do not attend the special meeting, sign and return your proxy card by mail, or submit your proxy by telephone or over the Internet, your shares will not be voted at the special meeting and will not be counted as present for purposes of determining whether a quorum exists. The failure to return your proxy card or otherwise vote your shares at the special meeting will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal, assuming that a quorum exists. However, the vote to approve the merger proposal is based on the total number of shares of D&B common stock outstanding as of the close of business on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to return your proxy card or otherwise vote your shares at the special meeting, it will have the same effect as a vote "AGAINST" the merger proposal.

  You will have the right to receive the merger consideration if the merger proposal is approved and the merger is completed even if your shares are not voted at the special meeting.

Q.
What is a broker non-vote?

A.
Broker non-votes are shares held in "street name" by banks, brokerage firms or other nominees that are present or represented by proxy at the special meeting, but with respect to which the bank, brokerage firm or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such bank, brokerage firm or other nominee does not have discretionary voting power on such proposal. Because, under NYSE rules, banks, brokerage firms or other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of D&B common stock held in "street name" does not give voting instructions to the bank, brokerage firm or other nominee, then those shares will not be counted as present in person or by proxy at the special meeting. As a result, it is expected that there will not be any broker non-votes in connection with any of the three proposals described in this proxy statement. The failure to issue voting instructions to your bank, brokerage firm or other nominee will have no effect on the outcome of the named executive officer merger-related compensation proposal or adjournment proposal, assuming that a quorum exists. However, the vote to approve the merger proposal is based on the total number of shares of D&B common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to issue voting instructions to your bank, brokerage firm or other nominee, it will have the same effect as a vote "AGAINST" the merger proposal.

Q.
Will my shares held in "street name" or another form of record ownership be combined for voting purposes with shares I hold of record?

A.
No. Because any shares you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, any shares held in "street name" will not be combined for voting purposes with shares you hold of record. Similarly, if you own shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for each of those shares because they are held in a different form of record ownership. Shares held by a corporation or business entity must be voted by an authorized officer of the entity. Shares held in an individual retirement account must be voted under the rules governing the account.

Q.
Am I entitled to exercise appraisal rights under the DGCL instead of receiving the per share merger consideration for my shares of D&B common stock?

A.
Yes. If you are a record holder of D&B common stock, you are entitled to exercise appraisal rights under Section 262 of the DGCL in connection with the merger if you comply with the requirements of Section 262 of the DGCL. See the section entitled "The Merger Proposal (Proposal 1)—Appraisal Rights" beginning on page [•]. In addition, a copy of Section 262 of the DGCL is attached to this proxy statement as Annex C.

  Failure to strictly comply with all procedures required by Section 262 of the DGCL will result in a loss of your right to appraisal. We encourage you to read these provisions carefully and in their entirety and, in view of their complexity, to promptly consult with your legal and financial advisor if you wish to pursue your appraisal rights in connection with the merger.

Q.
What happens if I sell my shares of D&B common stock before the completion of the merger?

A.
In order to receive the merger consideration, you must hold your shares of D&B common stock through completion of the merger. Consequently, if you transfer your shares of D&B common stock before completion of the merger, you will have transferred your right to receive the merger consideration in the merger. The record date for shareholders entitled to vote at the special meeting is earlier than the completion of the merger. If you transfer your shares of D&B common stock after the record date but before the closing of the merger, you will have the right to vote at the special meeting but not the right to receive the merger consideration.

Q.
Should I send in my evidence of ownership now?

A.
No. After the merger is completed, you will receive transmittal materials from the paying agent for the merger with detailed written instructions for exchanging your shares of D&B common stock for the merger consideration to be paid to former D&B stockholders in connection with the merger. If you are the beneficial owner of shares of D&B common stock held in "street name," you may receive instructions from your bank, brokerage firm or other nominee as to what action, if any, you need to take to effect the surrender of such shares.

Q.
What does it mean if I get more than one proxy card or voting instruction card?

A.
If your shares are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive (or submit each of your proxies over the Internet or by telephone) to ensure that all of your shares are voted.

Q.
What is householding and how does it affect me?

A.
The SEC's proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement to those stockholders, unless contrary instructions have been received. This procedure reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies. Certain brokerage firms may have instituted householding for beneficial owners of D&B common stock held through brokerage firms. If your family has multiple accounts holding D&B common stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or D&B at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing sent to: The Dun & Bradstreet Corporation, Attention: Corporate Secretary, 103 John F. Kennedy Parkway, Short Hills, NJ 07078.

Q.
What will the holders of outstanding D&B equity awards receive in the merger?

A.
Stock Options.    Each D&B stock option that is outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the per share merger consideration over the per share exercise price of such option, multiplied by (ii) the number of shares of D&B common stock underlying such D&B stock option, subject to any applicable withholding taxes. All outstanding D&B stock options are vested and exercisable. Any D&B stock option that has a per share exercise price that is equal to or greater than the per share merger consideration will be cancelled without consideration.

  Stock Awards.    Each D&B stock award that is outstanding as of immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of D&B common stock in respect of such D&B stock award multiplied by (ii) the per share merger consideration, subject to any applicable withholding taxes. Each such D&B stock award subject to performance-based vesting conditions for which actual performance has not been determined by D&B as of immediately prior to the effective time shall be deemed earned at the target performance level.

  Any payment to which a holder of D&B stock options or D&B stock awards may become entitled to receive will be paid through D&B's payroll systems no later than 10 business days following the effective time. However, any payment in respect of a D&B stock award that constitutes nonqualified deferred compensation subject to Section 409A of the tax code, will be paid at the earliest time permitted under the applicable plans that will not trigger interest or penalties under Section 409A.

Q.
How do I vote shares of D&B common stock that I hold through D&B employee benefit plans?

A.
If you are a current or former D&B employee who currently holds shares of D&B common stock in your name in the D&B Common Stock Fund of D&B's 401(k) Plan (the "401(k) plan"), or a current or former Moody's Corporation employee who holds shares of D&B common stock in your name in the Moody's Corporation Profit Participation Plan (currently sponsored by Moody's Corporation) (the "PPP"), you are entitled to give voting instructions for the shares held in your account. If you receive a printed copy of the proxy materials by mail, you will receive only one proxy card for all of the shares of D&B common stock that you hold in the 401(k) plan and the PPP. Your proxy card will serve as a voting instruction card for the respective trustees of the 401(k) plan and the PPP. However, most active D&B employees who hold shares in the 401(k) plan will receive an e-mail containing instructions on how to access our proxy materials and how to vote such shares on the Internet.

  If you do not vote your shares or specify your voting instructions on your proxy card, the applicable plan's trustee will vote your shares in the same proportion as the shares for which voting instructions have been received from other participants of the 401(k) plan and the PPP, except as otherwise required by law. To allow sufficient time for voting by the trustee of each plan, your voting instructions must be received by the applicable trustee by [•].

  If you are a current or former D&B employee who currently holds shares of D&B common stock in the D&B Employee Stock Purchase Plan (the "ESPP"), you are considered a beneficial holder as described above and should follow the voting instructions provided in the notice sent to you by the ESPP plan administrator.

Q.
When will D&B announce the voting results of the special meeting, and where can I find the voting results?

A.
D&B intends to announce the preliminary voting results at the special meeting and will report the final voting results of the special meeting in a Current Report on Form 8-K filed with the SEC within four business days after the meeting. All reports that D&B files with the SEC are publicly available when filed.

Q.
Where can I find more information about D&B?

A.
You can find more information about us from various sources described in the section entitled "Where You Can Find More Information" beginning on page [•] of this proxy statement.

Q.
Who can help answer my other questions?

A.
If you have questions about the merger, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor:

509 Madison Avenue
Suite 1608
New York, NY 10022
(800) 662-5200
DNB@morrowsodali.com

        If your bank, brokerage firm or other nominee holds your shares, you should also call your bank, brokerage firm or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act. Some of these statements can be identified by words such as "anticipate," "approximate," "believe," "commit," "continue," "could," "estimate," "expect," "hope," "intend," "may," "outlook," "plan," "project," "potential," "should," "would," "will," and other similar words or expressions. D&B cautions readers of this proxy statement that such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from D&B's expectations as a result of a variety of factors. Such forward-looking statements are based upon management's current expectations and include known and unknown risks, uncertainties and other factors, many of which D&B is unable to predict or control, that may cause D&B's actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements.

        Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described in this proxy statement, and the following factors:

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

  •
  the failure of the parties to satisfy conditions to completion of the merger, including the failure of D&B stockholders to approve the merger proposal or the failure of the parties to obtain required regulatory approvals;

  •
  the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated;

  •
  risks related to disruption of management's attention from D&B's ongoing business operations due to the merger;

  •
  risks related to limitations placed on D&B's ability to operate its business under the merger agreement;

  •
  the effect of the announcement of the merger on D&B's relationships with its customers, vendors and other business partners;

  •
  the potential difficulties in employee retention as a result of the merger;

  •
  the amount of the costs, fees, expenses and charges related to the merger agreement and the risk of exceeding the expected costs;

  •
  the failure of Parent to obtain the necessary debt financing arrangements set forth in the debt commitment letters received in connection with the merger;

  •
  the risk that the merger agreement may be terminated in circumstances that require D&B to pay a termination fee;

  •
  the risk that shareholder litigation in connection with the merger may affect the timing or occurrence of the merger, or the outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;

  •
  risks that our stock price may decline significantly if the merger is not completed; and

  •
  the possibility that Parent could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of D&B's assets to one or more purchasers, that could conceivably produce a higher aggregate value than that available to D&B stockholders in the merger.

        Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained herein or contained in D&B's other public filings with the SEC, including (1) the information contained under this caption, and (2) the information contained under the captions "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and information in our consolidated financial statements and notes thereto included in D&B's most recent Annual Report on Form 10-K filed with the SEC on February 22, 2018 and in D&B's Quarterly Reports on Form 10-Q filed on May 10, 2018 and August 9, 2018. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

        Many of the factors that will determine future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We cannot guarantee any future results, outcomes, levels of activity, performance or achievements.

 THE PARTIES TO THE MERGER

The Dun & Bradstreet Corporation

The Dun & Bradstreet Corporation
103 John F. Kennedy Parkway
Short Hills, New Jersey 07078
(973) 921-5500

        D&B helps companies around the world improve their business performance. The global leader in commercial data and analytics, D&B gleans insight from data to enable our customers to connect with the prospects, suppliers, clients and partners that matter most. Since 1841, companies of every size have relied on D&B to help them manage risk and reveal opportunity.

        D&B is a corporation organized under the laws of the State of Delaware on April 25, 2000 and headquartered in Short Hills, NJ 07078. D&B's principal offices are located at 103 John F. Kennedy Parkway, Short Hills, NJ 07078 and our telephone number is (973) 921-5500. D&B common stock is traded on the New York Stock Exchange ("NYSE") under the ticker symbol "DNB". Our corporate web address is www.dnb.com. The information provided on, or that may be accessed through, the D&B website is not part of this proxy statement and is not incorporated in this proxy statement by reference hereby or by any other reference to D&B's website provided in this proxy statement.

        Additional information about D&B is contained in our public filings with the SEC. See the section entitled "Where You Can Find More Information" beginning on page [•].

Star Parent, L.P.

Star Parent, L.P.
c/o CC Capital
200 Park Ave., 58th Floor
New York, NY 10166
(212) 355-5515

        Parent is a Delaware limited partnership that was formed on August 7, 2018 solely for the purpose of entering into the merger agreement and related agreements and completing the transactions contemplated thereby. Parent has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement and related agreements. Upon completion of the transactions contemplated thereby, D&B will be a wholly owned subsidiary of Parent. Parent's principal executive office is located care of CC Capital at 200 Park Avenue, 58th Floor, New York, NY 10166 and its telephone number is (212) 355-5515.

        As of immediately following the transactions contemplated in the merger agreement, Parent will be controlled by certain members of the Investor Group. As of the date hereof, Parent is controlled by affiliates of CC Capital, Bilcar and THL.

        CC Capital is a private investment firm founded in 2016 by Chinh Chu, with a focus on investing in and operating high-quality companies for the long term. Prior to founding CC Capital, Mr. Chu had a successful 25-year career at Blackstone and played an instrumental role in building its private equity business. Over the course of his career at Blackstone, Mr. Chu led several industry verticals for the private equity group, including financial services, technology, chemicals, and healthcare products. He served as co-chairman of the firm's Private Equity Investment Committee and served on the firm's Executive Committee.

        Bilcar is a partnership owned by Bill and Carol Foley. Bilcar's assets include various investments and business interests. Mr. Foley has over 32 years of experience as a director and executive officer of Fidelity National Financial, Inc. ("FNF"). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. Mr. Foley is executive chairman of Black Knight, Inc., chairman of Cannae Holdings, Inc. and co-chairman of FGL Holdings.

        Cannae is a diversified holding company with over $1 billion in book value in assets and boasts a strong track record of investing in a diverse range of assets. Cannae holds majority and minority equity investment stakes in a number of entities, including Ceridian Holdings, LLC, American Blue Ribbon Holdings, LLC and T-System Holding LLC. Principals at Cannae have successfully acquired over 100 companies with aggregate consideration in excess of $30 billion for Fidelity National Financial, Inc., Cannae and related companies over the last 20 years.

        THL is a premier private equity firm investing in growth companies, headquartered in North America, exclusively in four industry sectors: Business & Financial Services, Consumer & Retail, Healthcare, and Media, Information Services & Technology. Using the firm's deep domain expertise and the internal operating capabilities of its Strategic Resource Group, THL seeks to create deal sourcing advantages, and to accelerate growth and improve operations in its portfolio companies in partnership with management teams. Since its founding in 1974, THL has raised over $25 billion of equity capital, acquired over 140 portfolio companies and completed over 360 add-on acquisitions, which collectively represent a combined enterprise value at the time of acquisition of over $200 billion.

Star Merger Sub, Inc.

Star Merger Sub, Inc.
c/o CC Capital
200 Park Ave., 58th Floor
New York, NY 10166
(212) 355-5515

        Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent that was formed on August 7, 2018 solely for the purpose of entering into the merger agreement and completing the transactions contemplated thereby. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement and related agreements. Merger Sub's principal executive office is located care of CC Capital at 200 Park Avenue, 58th Floor, New York, NY 10166 and its telephone number is (212) 355-5515.

 THE SPECIAL MEETING

        This proxy statement is being provided to D&B stockholders as part of a solicitation by the Board of proxies for use at the special meeting to be held at the time and place specified below, and at any properly convened meeting following an adjournment or postponement of the special meeting.

Date, Time and Place

        The special meeting is scheduled to be held at [•] on [•], 2018 at [•], Eastern Time.

Purpose of the Special Meeting

        At the special meeting, D&B stockholders will be asked to consider and vote on the following proposals:

  •
  the merger proposal, which is further described in the sections entitled "The Merger Proposal (Proposal 1)" and "The Merger Agreement," beginning on pages [•] and [•], respectively. A copy of the merger agreement is attached to this proxy statement as Annex A and is incorporated herein by reference;

  •
  the named executive officer merger-related compensation proposal, which is further described in the sections entitled "The Merger Proposal (Proposal 1)—Interests of D&B's Executive Officers and Directors in the Merger" and "Advisory Vote On Named Executive Officer Merger-Related Compensation Proposal (Proposal 2)" beginning on pages [•] and [•], respectively; and

  •
  the adjournment proposal, which is further described in the section entitled "The Adjournment Proposal (Proposal 3)" beginning on page [•].

        Stockholders may also be asked to transact such other business as may properly be brought before the special meeting or any adjournments or postponements of the special meeting, by or at the direction of the Board.

        The holders of a majority of the outstanding shares of D&B common stock entitled to vote must vote to adopt the merger agreement at the special meeting as a condition to the completion of the merger. If D&B stockholders fail to approve the merger proposal, the merger will not occur. The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Accordingly, a stockholder may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote on the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on D&B, Parent or the surviving corporation. Accordingly, because D&B is contractually obligated to pay such merger-related compensation, the compensation will be payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.

        Other than the matters described above, D&B does not expect a vote to be taken on any other matters at the special meeting or any adjournment or postponement thereof. However, if any other matters are properly brought before the special meeting or any adjournment or postponement thereof for consideration, the holders of the proxies will have discretion to vote on such matters in accordance with their best judgment.

Recommendation of the Board

        The Board has determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement, are fair to, and in the best interests of, D&B and its stockholders and has approved and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, and has resolved to recommend that the merger agreement be adopted by D&B's stockholders. The approval of the Board was unanimous. The Board made its determination after consultation with its outside legal counsel and financial advisor and consideration of a number of factors more fully described in the section entitled "The Merger Proposal (Proposal 1)—Recommendation of the Board and Reasons for the Merger" beginning on page [•].

        The Board recommends that D&B stockholders vote "FOR" the merger proposal, "FOR" the named executive officer merger-related compensation proposal and "FOR" the adjournment proposal.

Record Date; Stockholders Entitled to Vote

        Only holders of record of D&B common stock at the close of business on [•], 2018, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting. On the record date, [•] shares of D&B common stock were issued and outstanding, held by approximately [•] holders of record.

        Holders of record of D&B common stock are entitled to one vote on each matter submitted to a vote at the special meeting for each share of D&B common stock they own of record on the record date. A complete list of stockholders entitled to vote at the special meeting will be available for inspection at D&B's principal place of business during regular business hours for a period of no less than 10 days before the special meeting and at the special meeting.

Quorum

        As of the close of business on the record date, there were [•] shares of D&B common stock outstanding. Under our bylaws, the holders of a majority of the outstanding shares of D&B common stock entitled to vote on a matter at the special meeting on the record date, whether in person or by proxy, will constitute a quorum. Accordingly, [•] shares of D&B common stock must be present or represented by proxy at the special meeting to constitute a quorum. There must be a quorum for business to be conducted at the special meeting. Failure of a quorum to be represented at the special meeting will necessitate an adjournment or postponement of the special meeting and may subject D&B to additional expense.

        If you submit (and do not thereafter revoke) a properly executed proxy card, even if you abstain from voting, your shares of D&B common stock will be counted for purposes of determining whether a quorum is present at the special meeting. In the event that a quorum is not present at the special meeting or additional votes must be solicited to adopt the merger agreement, the meeting may be adjourned or postponed to solicit additional proxies.

Required Vote

        The approval of the merger proposal requires the affirmative vote of the holders of a majority of the shares of D&B common stock outstanding on the record date and entitled to vote thereon.

        The approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of the holders of a majority of the shares of D&B common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

        The approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of D&B common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

        As of the record date, [•] shares of D&B common stock were issued and outstanding, held by approximately [•] holders of record.

Abstentions and Broker Non-Votes

        An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. At the special meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Abstaining from voting will have the same effect as a vote "AGAINST" the merger proposal, the named executive officer merger-related compensation proposal and the adjournment proposal.

        If no instruction as to how to vote is given (including no instruction to abstain from voting) in an executed, duly returned and not revoked proxy that is not held in "street name," the proxy will be voted "FOR" (i) approval of the merger proposal, (ii) approval of the named executive officer merger-related compensation proposal and (iii) approval of the adjournment proposal.

        Broker non-votes are shares held in "street name" by banks, brokerage firms or other nominees that are present or represented by proxy at the special meeting, but with respect to which the bank, brokerage firm or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such bank, brokerage firm or other nominee does not have discretionary voting power on such proposal. Under NYSE rules, banks, brokerage firms or other nominees holding shares in "street name" do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if a beneficial owner of shares of D&B common stock held in "street name" does not give voting instructions to the bank, brokerage firm or other nominee, then those shares will not be permitted under NYSE rules to be voted at the special meeting, and thus will not be counted as present in person or by proxy at the special meeting. The vote to approve the merger proposal is based on the total number of shares of D&B common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to issue voting instructions to your bank, brokerage firm or other nominee, it will have the same effect as a vote "AGAINST" the merger proposal, but will have no effect on the approval of the named executive officer merger-related compensation proposal or the adjournment proposal.

Failure to Vote

        If you are a stockholder of record and you do not sign and return your proxy card by mail or vote over the Internet, by telephone or in person at the special meeting, your shares will not be voted at the special meeting, will not be counted as present in person or by proxy at the special meeting and will not be counted as present for purposes of determining whether a quorum exists.

        As discussed above, under NYSE rules, brokers and other record holders do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. Accordingly, if you are the beneficial owner of shares held in "street name" and you do not issue voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the special meeting and will not be counted as present in person or by proxy at the special meeting or counted as present for purposes of determining whether a quorum exists.

        A failure to vote will have no effect on the outcome of the named executive officer merger-related compensation proposal or the adjournment proposal, assuming that a quorum exists. However, the vote to approve the merger proposal is based on the total number of shares of D&B common stock outstanding on the record date, not just the shares that are counted as present in person or by proxy at the special meeting. As a result, if you fail to vote your shares, it will have the same effect as a vote "AGAINST" the merger proposal.

Voting by D&B's Directors and Executive Officers

        On the record date, directors and executive officers of D&B and their affiliates were entitled to vote [•] shares of D&B common stock, or approximately [•]% of the shares of D&B common stock issued and outstanding on that date. D&B's directors and executive officers have informed us that they intend to vote their shares in favor of the merger proposal and the other proposals to be considered at the special meeting, although none of D&B's directors and executive officers is obligated to do so.

Voting at the Special Meeting

        If your shares are registered directly in your name with our transfer agent, you are considered a "stockholder of record." Stockholders of record can vote their shares of D&B common stock in the following four ways: (i) by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you, (ii) by submitting your proxy by telephone by dialing the toll-free number [•], (iii) by submitting your proxy over the Internet by going to [•] or (iv) by attending the special meeting and voting your shares in person. Even if you plan to attend the special meeting, D&B encourages you to submit a proxy in advance by Internet, telephone or mail so that your shares will be voted if you later decide not to attend the special meeting. Votes cast in person or by proxy at the special meeting will be tabulated by the inspectors of election appointed for the special meeting, who also will determine whether a quorum is present. Telephone and Internet facilities for the submission of proxies to vote shares will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [•], 2018. Proxy cards mailed with respect to shares must be received no later than [•], 2018 in order to be counted in the vote.

  •
  By Internet—You may submit your proxy by going to [•] and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.

  •
  By Telephone—You may submit your proxy by dialing [•] and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.

  •
  By Mail—You may vote by mail by indicating your vote by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

  •
  At the Special Meeting—If you are a stockholder of record and prefer to vote your shares at the special meeting, you must bring proof of identification along with your proxy card or proof of ownership. If you are disabled, D&B can provide reasonable assistance to help you participate in the special meeting if you inform D&B of your disability and how you plan to attend. Please write to D&B at 103 John F. Kennedy Parkway, Short Hills, NJ 07078, Attention: Corporate Secretary, or call at (973) 921-5500.

        If your shares are held by your bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in "street name" and you will receive a form from your bank, brokerage firm or other nominee seeking instruction from you as to how your shares should be voted. You should instruct your bank, brokerage firm or other nominee how to vote your shares on each proposal in accordance with your voting instruction form. If you beneficially own your shares and receive a voting instruction form, you can vote by following the instructions on your voting instruction form. Please refer to information from your bank, broker or other nominee on how to submit voting instructions. Stockholders who hold their shares in "street name" are not able to vote at the special meeting unless they have a proxy, executed in their favor, from the stockholder of record (bank, brokerage firm or other nominee) giving them the right to vote the shares at the special meeting.

        Stockholders who are entitled to vote at the special meeting may attend the special meeting. If you are a stockholder of record, you should bring the proxy card and proof of identification. If you are a beneficial owner of shares held in "street name," you should present proof of ownership of D&B common stock as of the record date, such as a bank or brokerage account statement, along with proof of identification.

Revocation of Proxies

        You can change or revoke your proxy at any time before the final vote at the special meeting. If you are the stockholder of record, you may change or revoke your proxy by:

  •
  sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than [•], 2018;

  •
  voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on [•], 2018;

  •
  submitting a properly signed proxy card with a later date that is received no later than [•], 2018; or

  •
  attending the special meeting and voting in person.

        If you hold shares in "street name," you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the special meeting if you obtain a proxy, executed in your favor, from the stockholder of record (bank, brokerage firm or other nominee) giving you the right to vote the shares.

        If you submit a proxy or provide instructions to vote your shares and do not thereafter revoke such proxy or change such instructions in accordance with one of the methods set forth above, your shares will be represented and voted at the special meeting in accordance with your instructions.

Solicitation of Proxies

        The Board is soliciting your proxy, and D&B will bear the cost of soliciting proxies. Morrow has been retained to assist with the solicitation of proxies and provide related proxy advisory services. Morrow will be paid $17,500 plus reasonable and documented out-of-pocket expenses for these services in connection with the special meeting. D&B will also indemnify Morrow for certain losses arising out of these services. Solicitation initially will be made by mail. D&B and Morrow also will request that banks, brokerage firms, and other custodians, nominees and fiduciaries send proxy materials to the beneficial owners of shares of D&B common stock and will, if requested, reimburse them for their reasonable out-of-pocket expenses in doing so.

Adjournment

        In addition to the merger proposal and the named executive officer merger-related compensation proposal, D&B stockholders are also being asked to approve the adjournment proposal, which will enable the adjournment of the special meeting for the purpose of soliciting additional votes in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of D&B common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present. If the adjournment is for more than 30 days, or if a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. In addition, the special meeting could be postponed before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If you return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal.

        The Board recommends a vote "FOR" the adjournment proposal, if necessary or appropriate, to solicit additional proxies.

Other Information

        You should not send documents representing D&B common stock with the proxy card. If the merger is completed, the paying agent for the merger will send you transmittal materials and instructions for exchanging your shares of D&B common stock for the merger consideration to be paid to the former D&B stockholders in connection with the merger.

Questions

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor:

509 Madison Avenue
Suite 1608
New York, NY 10022
(800) 662-5200
DNB@morrowsodali.com

THE MERGER PROPOSAL
(PROPOSAL 1)

        The discussion of the merger in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and is hereby incorporated by reference into this proxy statement. We urge you to read the merger agreement carefully and in its entirety.

Structure of the Merger

        Subject to the terms and conditions of the merger agreement and in accordance with the DGCL, at the effective time, Merger Sub will merge with and into D&B, the separate corporate existence of Merger Sub will cease and D&B will survive the merger as a wholly owned subsidiary of Parent.

What Stockholders Will Receive in the Merger

        At the effective time, each outstanding share of D&B common stock (other than excluded shares) will be automatically converted into the right to receive $145.00 in cash, without interest and subject to any applicable withholding taxes. After the merger is completed, holders of D&B common stock will have only the right to receive a cash payment in respect of their shares of D&B common stock and will no longer have any rights as holders of D&B common stock, including voting or other rights. Shares of D&B common stock held by Parent, Merger Sub or D&B (as treasury stock or otherwise) and their respective direct or indirect wholly owned affiliates will remain outstanding at the effective time.

Treatment of D&B Equity Awards

        Stock Options.    Each D&B stock option that is outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the per share merger consideration over the per share exercise price of such option, multiplied by (ii) the number of shares of D&B common stock underlying such D&B stock option, subject to any applicable withholding taxes. All outstanding D&B stock options are vested and exercisable. Any D&B stock option that has a per share exercise price that is equal to or greater than the per share merger consideration will be cancelled without consideration.

        Stock Awards.    Each D&B stock award that is outstanding as of immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of D&B common stock in respect of such D&B stock award multiplied by (ii) the per share merger consideration, subject to any applicable withholding taxes. Each such D&B stock award subject to performance-based vesting conditions for which actual performance has not been determined by D&B as of immediately prior to the effective time shall be deemed earned at the target performance level.

        Any payment to which a holder of D&B stock options or D&B stock awards may become entitled to receive will be paid through the surviving corporation's payroll systems no later than 10 business days following the effective time. However, any payment in respect of a D&B stock award that constitutes nonqualified deferred compensation subject to Section 409A of the tax code, will be paid at the earliest time permitted under the applicable plans that will not trigger interest or penalties under Section 409A.

Effects on D&B if the Merger Is Not Completed

        If the merger proposal is not approved by D&B stockholders or if the merger is not completed for any other reason, D&B stockholders will not receive any payment for their shares of D&B common stock in connection with the merger. Instead, D&B will remain a standalone public company and shares of D&B common stock will continue to be listed and traded on the NYSE. In addition, if the merger is not completed, D&B expects that management will operate D&B's business in a manner similar to that in which it is being operated today and that D&B stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to our commercial operations and relationships, laws and regulations affecting our industry, as well as the evolving regulatory environment and adverse economic conditions, and the various additional risks and uncertainties that are described in D&B's most recent Annual Report on Form 10-K filed with the SEC.

        Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, the price of D&B common stock may decline. If that were to occur, it is uncertain when, if ever, the price of D&B common stock would return to the price at which it trades as of the date of this proxy statement.

        Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of D&B common stock. If the merger is not completed, the Board will continue to evaluate and review D&B's business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate by the Board and management, and continue to seek to identify strategic alternatives to enhance stockholder value. If the merger proposal is not approved by D&B stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to D&B will be offered or that D&B's stock price, business, prospects or results of operation will not be adversely impacted.

        Further, upon termination of the merger agreement, under certain specified circumstances, D&B may be required to pay an aggregate termination fee of approximately $81.4 million if the merger agreement is terminated by D&B in connection with D&B's entry into a definitive agreement with an excluded person with respect to a superior proposal prior to 11:59 p.m. Eastern Time on October 7, 2018, or approximately $203.6 million if such agreement to enter into a superior proposal is with any person other than an excluded person prior to 11:59 p.m. Eastern Time on October 7, 2018 or with an excluded person after such time. D&B may also be required to pay an approximately $203.6 million termination fee under other certain specified circumstances or expense reimbursement not to exceed $25.0 million to Parent. Upon termination of the merger agreement, under certain specified circumstances, Parent may be required to pay D&B a reverse termination fee of approximately $380.1 million pursuant to the terms and conditions of the merger agreement. See the section entitled "The Merger Agreement—Termination Fees and Expenses" beginning on page [•] for a discussion of the circumstances under which either party will be required to pay a termination fee or reimburse any expenses.

Background of the Merger

        The Board, together with the management of D&B, regularly reviews D&B's strategic plans and alternatives, taking account of changes in economic, competitive and other conditions, as well as D&B's performance.

        The Board, together with the management of D&B, focused during 2017 on plans for improving performance of the business in the wake of criticism from equity research analysts and investors regarding D&B's historical failure to achieve publicly disclosed forward-looking targets. In the fourth quarter of 2017, an equity research analyst published a report that concluded that D&B faced significant challenges in enacting a turnaround and that the advisable course would be to sell D&B to private equity buyers. The Board, however, determined during its deliberations throughout 2017 that it was not the right time to pursue a sale of D&B in view of the Board's continued exploration of the prospects for orchestrating a successful turnaround. These deliberations were informed by financial advice from J.P. Morgan, which had been engaged by the Board as its financial advisor during the first half of 2017 to advise the Board in connection with its ongoing consideration of ways to maximize stockholder value, including consideration of strategic alternatives to D&B's stand-alone plan.

        Although the Board did not determine during 2017 to pursue a sale of D&B, the Board did authorize management during the fourth quarter of 2017 to engage in confidential discussions and to share confidential information with financial sponsors and/or private equity firms interested in exploring a minority, non-controlling equity investment in D&B, commonly referred to as a private investment in public equity (or a "PIPE" transaction or investment). The potential benefits of a PIPE investment, which the Board considered at the time, were a significant cash infusion to fund organic investments to enhance D&B's product offerings and technology platform and the addition of expertise and oversight from the PIPE investor, which investor would bring past experience with similar transformations, and who would also typically have the right to representation on the Board. Pursuant to this authorization, D&B entered into confidentiality agreements with, and disclosed confidential information about D&B to, four private equity firms (which we refer to as Financial Sponsor A, Financial Sponsor B, Financial Sponsor C and Financial Sponsor D) and one additional private equity firm, which was controlled by a strategic operating company that had commercial ties with D&B and which firm was understood and permitted by D&B to work in tandem with Financial Sponsor A. The confidentiality agreements with Financial Sponsor A and the private equity firm with which it was understood to be working in tandem were signed on November 21, 2017 and December 11, 2017, respectively; the confidentiality agreement with Financial Sponsor B was signed on December 26, 2017; the confidentiality agreement with Financial Sponsor C was signed on December 28, 2017; and the confidentiality agreement with Financial Sponsor D was signed on January 8, 2018. Each of these confidentiality agreements contained customary confidentiality provisions and a 12-month standstill provision and prohibited contact with potential debt and equity financing sources in connection with an acquisition of D&B without D&B's prior written approval. The standstill restrictions in each of these agreements did not prevent the bidders from making private proposals to the Board and provided for termination upon the entrance by D&B into a definitive written agreement for the acquisition of D&B.

        On January 24, 2018, the Board met with representatives of J.P. Morgan, as well as D&B's outside legal advisor, Cleary Gottlieb Steen & Hamilton LLP ("Cleary Gottlieb"), to consider strategic alternatives to the stand-alone plan in view of ongoing efforts at D&B to plan for improvements to D&B's prospects. The Board determined at the time not to authorize exploration of a sale of D&B, but to authorize management, with support from J.P. Morgan and Cleary Gottlieb, to continue exploration of a PIPE transaction with potentially interested financial sponsors.

        On February 12, 2018, D&B announced the departure of its Chairman and CEO. In addition, as part of its ongoing efforts to orchestrate a turnaround of D&B, the Board undertook a series of initiatives, including appointing Thomas Manning (who was then a non-management member and Lead Director of the Board) to serve as both Chairman of the Board and interim CEO to help D&B continue to develop plans for improving D&B's performance and prospects, appointing James Fernandez as Lead Director, and engaging an executive search firm to solicit candidates to serve as the permanent CEO. D&B also announced these developments on February 12, 2018. On February 13, 2018, D&B held its quarterly earnings call, during which Mr. Manning explained that a management consulting firm was supporting D&B's efforts to plan for operational improvements going forward and that "[t]he first phase of [the consulting firm's] work validated [D&B's] strategy and identified barriers to growth and cost opportunities. The next phase of [the consulting firm's] work will include a full portfolio and business assessment and [D&B is] open to considering all options for value creation that may be identified." Public equity research analysts, as well as a Bloomberg reporter, wrote reports following this call speculating that the absence of a permanent CEO, the challenges of implementing a turnaround, the financial profile of D&B and Mr. Manning's statements about openness to options for value creation were all indications that D&B may be a future target for an acquisition transaction, including by a leveraged buyout.

        In the weeks following this announcement, D&B continued discussions and the provision of confidential information to Financial Sponsor C and Financial Sponsor D in response to their continued expressions of interest in exploring a possible PIPE transaction with D&B. Following initial discussions, neither Financial Sponsor A nor Financial Sponsor B further engaged with D&B or its representatives regarding a potential PIPE investment or other transaction.

        On April 8, 2018, in response to receipt of an inquiry from Financial Sponsor E, a private equity firm, D&B entered into a confidentiality agreement with Financial Sponsor E. This agreement contained customary confidentiality provisions and a 12-month standstill provision and prohibited contact with potential debt and equity financing sources in connection with an acquisition of D&B without D&B's prior written approval. The standstill restrictions in this confidentiality agreement did not prevent Financial Sponsor E from making private proposals to the Board and provided for termination upon the entrance by D&B into a definitive written agreement for the acquisition of D&B. Thereafter, D&B commenced discussions with, and provided confidential information to, Financial Sponsor E in connection with the exploration of a PIPE transaction with D&B. The respective discussions with, and provision of confidential information to, Financial Sponsor C, Financial Sponsor D and Financial Sponsor E continued over the next three months, including presentations by management and access to a virtual data room.

        On April 17, 2018, Chinh Chu, senior managing director and founder of CC Capital, called a representative of J.P. Morgan. Mr. Chu indicated that his firm was interested in pursuing an acquisition of D&B, that CC Capital had spent the past several weeks doing work based on public information and that he would like to meet with representatives of D&B to share his perspectives on a potential transaction. Mr. Chu indicated that, based on CC Capital's preliminary work, it would be willing to pay between $140.00 and $145.00 in cash per share of D&B common stock to acquire all of the equity of D&B. The representative of J.P. Morgan informed Mr. Chu that D&B was not pursuing a sale of D&B at such time, but the Board was evaluating its options and J.P. Morgan would share Mr. Chu's perspective and indication of interest with the Board.

        On April 25, 2018, Mr. Manning spoke by phone with Mr. Chu of CC Capital regarding a potential PIPE transaction. During this discussion, Mr. Chu mentioned the possibility of an acquisition of all of the equity of D&B at a price of $140.00 in cash per share of D&B common stock.

        On May 3, 2018, Mr. Manning met with Mr. Chu. During this meeting, Mr. Chu indicated his belief he could secure the funding required for an acquisition of all of the equity of D&B at a price between $140.00 and $145.00 in cash per share of D&B common stock. Mr. Manning told Mr. Chu that D&B was not pursuing a sale of D&B at that time.

        On May 4, 2018, Mr. Chu contacted a representative of J.P. Morgan to reiterate CC Capital's interest in acquiring all of the equity of D&B at $140.00-$145.00 in cash per share of D&B common stock. J.P. Morgan indicated that the Board had not determined to pursue a sale of D&B at that time and encouraged CC Capital to consider a proposal for a PIPE transaction. The following week, Mr. Chu reaffirmed to Mr. Manning that, while CC Capital would consider a PIPE transaction, its focus was on a going-private transaction at a price of $145.00 in cash per share of D&B common stock.

        On May 7, 2018 and May 8, 2018, the Board met with members of senior management present. Representatives of J.P. Morgan and Cleary Gottlieb joined portions of the meeting. The meeting included a preliminary presentation by J.P. Morgan relating to D&B's public market overview, analyst commentary and the state of the high-yield financing market; a discussion by the directors, in consultation with the Board's advisors, about the potential costs of D&B's engaging in a PIPE transaction; and a discussion led by Cleary Gottlieb of the Board's fiduciary duties in connection with the consideration of a PIPE or other strategic transaction. Following these discussions, the Board directed the management team to work with J.P. Morgan and Cleary Gottlieb on the continued pursuit of proposals for a PIPE transaction and for management simultaneously to pursue the implementation of recommendations for improvement to D&B's stand-alone plan.

        On May 10, 2018, D&B held its first quarter earnings call, during which Mr. Manning announced that, although D&B was continuing to pursue initiatives to improve performance, "we are simultaneously open to considering all options for maximizing shareholder value." He then added: "Our fiduciary responsibility requires us to listen to alternatives and be aware of those alternatives, so we are fully open-minded around all of that."

        On May 29, 2018, D&B and CC Capital entered into a confidentiality agreement for the stated purpose of exploring a PIPE investment. This confidentiality agreement contained customary confidentiality provisions and a 12-month standstill provision and prohibited contact with potential debt and equity financing sources in connection with an acquisition of D&B without D&B's prior written approval. The standstill restrictions in this confidentiality agreement did not prevent CC Capital from making private proposals to the Board and provided for termination upon the entrance by D&B into a definitive written agreement for the acquisition of D&B. After the execution of this confidentiality agreement, D&B commenced sharing confidential information with CC Capital and its representatives, including by management presentations and access to the virtual data room.

        On June 13, 2018, in response to an inquiry by Financial Sponsor F, a private equity firm, to J.P. Morgan, Mr. Manning spoke by phone with representatives of Financial Sponsor F to provide them with a brief overview of D&B's business so that Financial Sponsor F could determine if it was interested in pursuing a PIPE transaction with D&B. Shortly thereafter, Financial Sponsor F indicated to D&B that it would not be interested in pursuing a PIPE transaction with D&B.

        On June 13, 2018, J.P. Morgan, on behalf of the Board, sent a form of term sheet for a potential PIPE transaction to each of Financial Sponsor C, Financial Sponsor D, Financial Sponsor E and CC Capital, together with a request for each firm to submit a written response to such term sheet by July 9, 2018. The form of term sheet did not specify the dollar amount of the investment, the rate at which dividends would accrue, the conversion premium or the number of Board seats to which the investor would be entitled, but provided an outline for an investment in a newly authorized series of perpetual convertible preferred stock, not to exceed 19.9% of the shares of D&B common stock outstanding immediately before the issuance, having the following material terms: a dividend coupon in an amount to be agreed, payable quarterly in arrears, in cash or in kind at D&B's option; a perpetual term; Board representation rights; limited veto rights over economic matters; customary standstill restrictions on the investor; and other terms and conditions customary for a transaction of this type. Due diligence activities by each of these financial sponsors continued during the period leading up to July 9, 2018, including presentations and access to additional materials and data through the virtual data room.

        On June 15, 2018, the Board met with members of senior management, J.P. Morgan and Cleary Gottlieb to receive an update on the process relating to PIPE proposals and plans for improvement to D&B's stand-alone plan and prospects. At this meeting, members of management reported to the Board that, while not yet finalized, second quarter results were likely to underperform market expectations.

        On June 17, 2018, an equity research analyst published a report on D&B that concluded that "potential take-out speculation appears increasingly priced-in given outperformance in shares since [the] CEO departure announcement."

        On July 9, 2018, CC Capital submitted a written non-binding proposal to acquire D&B for $145.00 in cash per share of D&B common stock, subject to, among other things, completion of confirmatory due diligence and securing the debt and equity financing it would need to complete the transaction. CC Capital's proposal stated that the firm was not interested in pursuing a PIPE proposal and noted:

    In advance of the Company's initiation of the current PIPE process, Chinh Chu had a meeting with Tom Manning during which Chinh discussed interest in acquiring
    Dun & Bradstreet for $140 to $145 per share. In a subsequent discussion as our diligence of public information continued, Chinh reaffirmed to Tom and J.P. Morgan the proposed price at $145 per share. Lastly, before the PIPE process began and before
    NDAs were signed, Chinh sent an email to Tom that reiterated CC Capital's interest in acquiring Dun & Bradstreet.

        On July 10, 2018, Financial Sponsor C submitted a non-binding markup of D&B's form of PIPE term sheet. The cover note to the submission stated:

    [O]ur value, and in particular the terms around the 'Conversion Premium', take into consideration that DNB is in the midst of a 'strategic review' and that the current share price already reflects a meaningful premium in anticipation of a strategic partner led investment. Further, and as has been discussed with management and JP Morgan, we believe that DNB's Q2 earnings could be a 'surprise' to investment analysts (19%
    EPS miss vs. 'Consensus'); and similar to prior instances when DNB has had an EPS miss, that its stock could be adversely impacted.

        The markup did not specify the aggregate dollar amount of the investment, but described an investment by Financial Sponsor C in a newly authorized series of convertible preferred stock, not to exceed 19.9% of the shares of D&B common stock outstanding immediately before the issuance, having the following material terms: a perpetual term with a redemption right at the option of the investor commencing on the seventh anniversary of the issuance; a dividend coupon of 6.0% per annum payable quarterly in arrears (paid in kind for the first 4 years and thereafter in cash or in kind at D&B's option); an initial conversion price reflecting a 5.0% premium to the unaffected volume weighted average price ("VWAP") of D&B common stock for the 20 trading days prior to announcement subject to adjustment that would benefit the investor in the event the trading price of D&B common stock decreases in the 5 trading days following announcement of the investment and the second quarter earnings release; a change-of-control put right of the investor that ratchets up to 2.0x the liquidation preference after the 18-month anniversary of the issuance; two Board seats and other Board and committee representation rights; veto rights over certain economic matters, as well as over the hiring and firing of any chief executive officer for the next two years, adoption of a poison pill, or entrance into any M&A transaction with a value in excess of $100,000,000.00; customary standstill restrictions on the investor; and other terms and conditions customary for transaction of this type.

        On July 10, 2018, Mr. Fernandez spoke with a representative of Financial Sponsor D. Financial Sponsor D expressed ongoing interest in a PIPE transaction.

        On July 10, 2018, Financial Sponsor E informed representatives of J.P. Morgan that it did not plan on moving forward with a proposal for a PIPE transaction. Financial Sponsor E's representatives indicated a view that based on D&B's proposed term sheet, the parties were unlikely to reach agreement on the pricing of the security to be issued in a PIPE transaction.

        On July 11, 2018, Financial Sponsor D submitted a non-binding markup of D&B's form of proposed PIPE term sheet and proposed a target signing date of August 16, 2018 (a date after D&B's next earnings release, scheduled for August 9, 2018). The term sheet contemplated a $500,000,000.00 to $750,000,000.00 minority equity investment in the form of perpetual convertible preferred stock, not to exceed 19.9% of the shares of D&B common stock outstanding immediately before the issuance, having the following material terms: a perpetual term with a redemption right at the option of the investor commencing on the eighth anniversary of the issuance; a dividend coupon of 6.0% per annum payable quarterly in arrears, with 3.0% paid in cash and the remainder paid in cash or in kind at D&B's option; an initial conversion price reflecting a 15% premium to the VWAP of D&B common stock for the 30 trading days prior to announcement (which announcement would occur on a date after the announcement of D&B's second quarter earnings scheduled for August 9, 2018); two Board seats; limited veto rights over certain economic and other matters; customary standstill restrictions on the investor; and other terms and conditions customary for transaction of this type.

        On July 13, 2018, a representative of Financial Sponsor D met with Paul Garcia, an independent director of D&B, to discuss Financial Sponsor D's continued interest in making a proposal for a PIPE investment in D&B and the Board's role in overseeing D&B's business.

        On July 16, 2018, the Board met with members of senior management and representatives of J.P. Morgan and Cleary Gottlieb. At this meeting, the Board discussed and consulted with J.P. Morgan, Cleary Gottlieb and management about the summaries prepared by J.P. Morgan of the PIPE term sheets received from Financial Sponsor C and Financial Sponsor D and the proposal to buy all of the equity of D&B from CC Capital, as well as the decision by CC Capital and Financial Sponsor E not to proceed with a proposal for a PIPE transaction. The Board determined, in consultation with its advisors and management, that the PIPE proposals received to date were not in the best interests of D&B and its stockholders due to the high cost to D&B of the terms of the underlying security to be issued, the dilution of existing stockholders and, in the case of the proposal by Financial Sponsor C, the extent of the governance rights to be granted to the investor. The Board observed that, while the price proposed by CC Capital could be in the best interests of stockholders, the proposal by CC Capital was not yet financed with equity or debt commitments and that the Board wanted to review further financial analysis of the CC Capital proposal at a future meeting based on the Forecasts, including following preparation by management of the Risk-Adjusted High Probability Plan (see the section entitled "Certain Unaudited Prospective Financial Information" beginning on page [•]). The Board instructed management and the advisors to provide feedback to each of Financial Sponsor C and Financial Sponsor D on the proposed terms that rendered their respective PIPE proposals unattractive and to request that each of Financial Sponsor C and Financial Sponsor D submit improved term sheets for a PIPE transaction over the next week. In addition, the Board instructed management and the advisors to request that each of Financial Sponsor C, Financial Sponsor D and Financial Sponsor E submit indications of interest in acquiring D&B. The Board observed, after consultation with management and the Board's advisors, that each of Financial Sponsor C, Financial Sponsor D and Financial Sponsor E was an experienced and well-capitalized private equity firm, had completed meaningful diligence over an extended period and would be in a position to provide competitive indications of interest in a transaction to acquire all of the equity of D&B that would permit the Board to better evaluate and benchmark the acquisition proposal by CC Capital.

        On July 16, 2018, subsequent to the meeting of the Board, representatives of J.P. Morgan, on behalf of the Board, invited each of Financial Sponsor C, Financial Sponsor D and Financial Sponsor E to submit an indication of interest in a proposal to acquire D&B. Additionally, representatives of J.P. Morgan, on behalf of the Board, informed CC Capital that it could proceed with diligence in connection with its proposal to acquire all of the equity of D&B, but also noted that CC Capital was not alone in considering an acquisition transaction and that the Board was continuing to consider a potential PIPE transaction in parallel. During this period following the July 16, 2018 Board meeting and through the execution of the merger agreement, each of Financial Sponsor C, Financial Sponsor D, Financial Sponsor E and CC Capital continued to have access to the virtual data room, which included the Forecasts, and D&B continued to respond to their respective due diligence inquiries.

        In the days following the July 16, 2018 Board meeting, representatives of J.P. Morgan, on behalf of D&B, provided each of Financial Sponsor C and Financial Sponsor D with proposed revisions to such party's PIPE transaction term sheet. These revisions included elimination of the redemption right of the investor upon a specified anniversary of the issuance, reduction of the dividend rate to the 4% to

5% per annum range, limitation of the requirement to pay dividends in kind for the first two years after the issuance, a requirement that the conversion premium be in the range of 20% to 25% of a VWAP period ending before the announcement of the investment (and which announcement D&B was seeking to have occur concurrently with the second quarter earnings announcement scheduled for August 9), and, in the case of Financial Sponsor C, reduction of the cost to D&B of the investor's change-of-control put right and limitation of the veto rights of the investor. The representatives of J.P. Morgan indicated to Financial Sponsor C and Financial Sponsor D that each should improve its respective terms for a potential PIPE transaction, and separately informed Financial Sponsor C that Financial Sponsor C's governance terms were inconsistent with what D&B would be willing to consider in the context of a minority investment. The representatives of J.P. Morgan made clear that the requests for new PIPE term sheets from Financial Sponsor C and Financial Sponsor D were meant to be in parallel with the requests for indications of interest to acquire all of the equity of D&B.

        On July 18, 2018, representatives of Financial Sponsor E informed representatives of J.P. Morgan that Financial Sponsor E did not plan to submit a proposal for an acquisition transaction as it was unable to value D&B at a premium to the then-current trading price of D&B common stock. The closing price per share of D&B common stock on July 17, 2018 was $128.93.

        On July 20, 2018, Financial Sponsor D submitted a revised proposal for a potential PIPE transaction. The revisions included an option of the investor to cause redemption of the preferred shares upon the eighth anniversary of the issuance, a dividend rate of 5.5% per annum with 3.0% paid in cash and the remainder in cash or in kind at the option of D&B; and a conversion price that reflected a 15% premium to the 20 trading day VWAP preceding announcement of the investment (which Financial Sponsor D continued to contemplate occurring after August 9, 2018). Concurrently with delivery of the PIPE transaction proposal, representatives of Financial Sponsor D indicated that it did not plan to submit a proposal for an acquisition transaction because its internal analyses of the results of its several months-long due diligence exercise would not support an adequate premium to the then-current trading price of D&B common stock. The closing price per share of D&B common stock on July 19, 2018 was $128.64.

        On July 20, 2018, representatives of J.P. Morgan met with representatives of Financial Sponsor C who indicated that Financial Sponsor C planned to submit a revised PIPE transaction proposal shortly after July 23, 2018. In addition, Financial Sponsor C indicated that it might submit a proposal for an acquisition transaction later that week but was not prepared to do so at that time. J.P. Morgan again urged Financial Sponsor C to submit an indication of interest in an acquisition transaction reflecting the best possible price per share that Financial Sponsor C would be willing to pay.

        On July 23, 2018, the Board met with members of senior management and representatives of J.P. Morgan and Cleary Gottlieb. In addition, representatives of CC Capital (including Mr. Chu), Financial Sponsor C and Financial Sponsor D separately attended portions of the meeting. During the meeting, CC Capital, Financial Sponsor C and Financial Sponsor D each presented separately to the Board regarding their respective proposals and plans for D&B. Financial Sponsor D summarized its proposal for a PIPE transaction and its view of the value it could add to D&B through such a transaction. After Financial Sponsor D's presentation, the directors discussed the dilutive impact of a PIPE transaction generally and Financial Sponsor D's particular hesitance, as indicated in its July 11, 2018 PIPE proposal and subsequently reiterated to both J.P. Morgan and the Board on July 23, to enter into a definitive agreement with respect to a PIPE transaction prior to D&B's next earnings release, scheduled for August 9, 2018. Following this discussion, Mr. Chu provided background on CC Capital and his transaction partner William P. Foley. Mr. Chu also indicated he was ready to execute a merger agreement prior to August 9, 2018 and reiterated his proposed offer price of $145.00 in cash per share of D&B common stock. Finally, Financial Sponsor C's presentation discussed the extensive due diligence Financial Sponsor C and its advisors had conducted and Financial Sponsor C's preference, based on its diligence, for a PIPE transaction rather than an acquisition transaction.

        Following these discussions with Financial Sponsor D, CC Capital and Financial Sponsor C, representatives of J.P. Morgan presented preliminary financial analyses of D&B and the proposal by CC Capital, using the Forecasts (see the section entitled "Certain Unaudited Prospective Financial Information" beginning on page [•]). During this discussion, Cleary Gottlieb advised the Board of its fiduciary duties and other legal implications of a potential sale of the Company. Following this presentation, the directors, in consultation with J.P. Morgan and Cleary Gottlieb, discussed a bidding process for a potential sale of D&B. This discussion included discussion of the potential utility of a "go-shop" structure with a low break-up fee in the merger agreement to provide an opportunity for D&B to conduct an additional market check after public announcement of a transaction for a sale of D&B. The Board discussed how the go-shop would be of value for market checking interest from any prospective third-party bidders that might be willing to make a more attractive offer. The Board observed that the go-shop process, however, may be of limited, if any, value for market checking interest from Financial Sponsor C, Financial Sponsor D and Financial Sponsor E, as each had already conducted due diligence and had had ample opportunity to submit to D&B an informed indication of interest to acquire D&B. The Board instructed management and the Board's advisors to continue negotiations with each of Financial Sponsor C and Financial Sponsor D about a PIPE transaction, to continue negotiations with CC Capital about its proposal to acquire all of the equity of D&B, to continue to urge each of Financial Sponsor C and Financial Sponsor D to deliver an indication of interest to acquire all of the equity of D&B, and to continue to be responsive to due diligence requests from and provide due diligence access to each of CC Capital, Financial Sponsor C and Financial Sponsor D, as well as reasonable debt and equity financing sources specified by any of them.

        During the week of July 23, 2018, representatives of J.P. Morgan, on behalf of the Board, again contacted representatives of Financial Sponsor C and Financial Sponsor D to determine when they planned to submit an indication of interest in acquiring D&B.

        In response to requests from J.P. Morgan, per instructions of the Board that CC Capital firm up evidence of its financing commitments so that the Board could better evaluate the execution risks associated with CC Capital's proposal, representatives of CC Capital, from the week of July 23, 2018 through the delivery of the executed financing commitments for the merger, continued discussions with the Investor Group about securing and finalizing the financing commitments for the merger.

        On July 26, 2018, D&B gave a management presentation to CC Capital and certain other members of the Investor Group.

        On July 27, 2018, in response to respective requests from Financial Sponsor C and Financial Sponsor D in connection with their consideration of PIPE transactions, J.P. Morgan informed each of Financial Sponsor C and Financial Sponsor D of the names of two of the candidates who were then under consideration by the Nominating and Governance Committee of the Board for the position of permanent CEO.

        On July 27, 2018, Financial Sponsor D informed J.P. Morgan that it was unwilling to execute definitive documentation for a PIPE transaction prior to D&B's next earnings release on August 9, 2018, but that it could do so potentially within weeks thereafter if a transaction remained viable.

        On July 29, 2018, Cleary Gottlieb sent an initial draft merger agreement to Kirkland & Ellis LLP, as counsel to Parent ("Kirkland & Ellis"). Among other matters, the draft merger agreement contemplated a "go-shop" period during which D&B would be permitted to solicit alternative proposals; a reduced termination fee payable by D&B upon entrance into an alternative transaction agreement for a superior proposal with any party that submitted a proposal during the go-shop period that was reasonably likely to lead to a superior proposal; and a reverse termination fee payable by the Investor Group if the transaction failed to close in certain instances.

        On July 31, 2018, Mr. Manning spoke with a representative of Financial Sponsor D, who reiterated Financial Sponsor D's previous messages that an indication of interest in a buyout of D&B would not be forthcoming and that Financial Sponsor D remained keen to continue discussions of a PIPE transaction after D&B's earnings release.

        On July 31, 2018, and August 1, 2018, Financial Sponsor C submitted successive iterations of a revised proposal for a PIPE transaction. The final iteration contained the following material revisions to the revised term sheet that J.P. Morgan, on behalf of the Board, had provided to Financial Sponsor C following the July 16, 2018 meeting of the Board: an aggregate investment of up to $750,000,000.00; a right to redemption upon the seventh anniversary of the investment; dividends accruing at a rate of 6% per annum payable in cash or in kind at the option of D&B until the fourth anniversary of the investment and thereafter in kind; a conversion price at a premium of 5% to 10% over the lower of the VWAP for the 20 trading days before announcement of the investment and the VWAP for the five trading days after the announcement of the investment (which was contemplated as occurring on the same date as the second quarter earnings release by D&B scheduled for August 9, 2018); a change-of-control put right of the investor at a premium declining over time from 1.5x to 1.2x the liquidation preference; veto rights over M&A transactions with a value in excess of $250,000,000.00 and over which candidate the search committee of the Board would recommend to be the next CEO; and a right to appoint its representatives to occupy two Board seats, including the co-Chair of the Board. This proposal was submitted on August 1, 2018 and was the last PIPE transaction proposal received from Financial Sponsor C.

        On July 31, 2018, Cleary Gottlieb sent to Kirkland & Ellis an initial draft of D&B's disclosure schedules to the draft merger agreement.

        On August 1, 2018, representatives of J.P. Morgan and Cleary Gottlieb, after consultation with D&B, informed representatives of Financial Sponsor C that Financial Sponsor C's revised PIPE transaction terms still contained economic and governance terms that would not be acceptable to D&B and provided specific feedback regarding potential improvements to such terms. Subsequently, Financial Sponsor C asked if it could be partnered with another party contemplating an acquisition of D&B. The representatives of J.P. Morgan did not rule out this possibility, but informed Financial Sponsor C that, as a threshold matter, Financial Sponsor C needed to submit as soon as possible an indication of interest for an acquisition transaction so that D&B could understand the potential valuation that Financial Sponsor C was attributing to D&B taking into account all of its due diligence and internal analyses. The representatives of J.P. Morgan made clear that the purpose of the indication of interest was to understand Financial Sponsor C's views relative to other parties and that, if Financial Sponsor C was interested in pursuing an acquisition of D&B, the time to put forward an indication of interest would be now. Financial Sponsor C then requested a draft merger agreement and the related disclosure schedules, which Cleary Gottlieb provided to outside counsel to Financial Sponsor C. Neither Financial Sponsor C nor its outside counsel subsequently responded to this draft merger agreement and disclosure schedules.

        Commencing on August 1, 2018, representatives of D&B, Cleary Gottlieb, J.P. Morgan, CC Capital and Kirkland & Ellis commenced a week of negotiation of the merger agreement and related transaction documentation as well as confirmatory diligence. In particular, these discussions focused on: the length of the go-shop period and any subsequent period in which D&B could continue to sign up a superior proposal with a party that emerged during the go-shop period while still paying the lower termination fee; the exclusion from eligibility for the lower termination fee of any of the other parties that currently had full due diligence access and the opportunity to submit competing bids prior to the signing of the merger agreement; the undertakings of the Investor Group to obtain regulatory clearances for the merger; whether D&B would be permitted to continue to pay its regular quarterly dividend; and the status of the Investor Group financing for a potential transaction.

        On August 2, 2018, Financial Sponsor C provided representatives of J.P. Morgan with a proposal to acquire all of the equity of D&B at $136.00 in cash per share of D&B common stock based on initial leverage guidance from a group of banks and acknowledging that its equity funding was not fully secured.

        On August 3, 2018, representatives of J.P. Morgan, on behalf of the Board, informed representatives of Financial Sponsor C that Financial Sponsor C's proposal to acquire D&B was meaningfully below the offer price in an acquisition proposal that D&B had received and that, under the circumstances, it would be hard for the Board to justify pairing Financial Sponsor C with another bidder.

        On August 7, 2018, the Board met with members of senior management and representatives of J.P. Morgan and Cleary Gottlieb. This meeting included an update of J.P. Morgan's financial analyses of D&B and the merger, as well as discussion of the proposal received from Financial Sponsor C to acquire all of the equity of D&B and the most recent PIPE proposals from Financial Sponsor C and Financial Sponsor D. The Board, in consultation with Cleary Gottlieb, discussed its fiduciary duties and the terms of the merger agreement and related documentation with the Investor Group. In addition, the Board, in consultation with its advisors and management, discussed the financial impact on D&B's stockholders of the proposal by the Investor Group that, once the merger agreement was executed, D&B would be required to cease paying dividends other than the dividend that was approved by the Board on August 7, 2018. The Board, in consultation with its advisors and management, discussed the request by the Investor Group that, although any third party would be permitted to make a private proposal to acquire D&B after signing the merger agreement, any offers presented by then-current participants in D&B's process for a potential sale or investment, other than the Investor Group (which would consist of Financial Sponsor C, Financial Sponsor D and Financial Sponsor E), would be subject to the higher company termination fee, even if such a proposal arose during the go-shop period. The Board considered, after consultation with its advisors, that, in light of the fact that each of Financial Sponsor D and Financial Sponsor E indicated that they were unable to submit an offer to acquire D&B that would reflect a premium to the current trading price of D&B common stock, and that Financial Sponsor C, after repeated prompting from J.P. Morgan, had submitted an offer of only $136.00 per share of D&B common stock, it would not be reasonably likely that any of these three parties, which had already conducted meaningful due diligence, would present a future proposal that was superior to the offer proposed by the Investor Group. The Board further considered, in consultation with its advisors and management, that the length of the go-shop period and the lower termination fee would provide a reasonable opportunity for D&B to market check the interest of strategic operating company bidders in acquiring D&B; although the Board, in consultation with its advisors and management, noted that the absence of a permanent CEO since February 12, 2018, the statements by analysts in their reports about how D&B is a likely target for a sale, and the statements by Mr. Manning on prior earnings calls about the Board's openness to options for maximizing value, had failed to elicit any interest from any strategic operating companies and that therefore the likelihood of a superior proposal from any third party—financial sponsor or strategic—was remote. In addition, the Board discussed, in consultation with its advisors, Parent's equity financing sources for the merger, how to be comfortable that these entities had the requisite capital to meet their equity commitments, and the terms of side letters that Parent would be receiving (and in which D&B would be named as a third party beneficiary) that included undertakings, from certain members of the Investor Group, that had the effect of imposing limits on the transfer or encumbrance of their principal liquid assets and requiring that Cannae use reasonable best efforts to syndicate out a significant portion of its commitment to third parties with satisfactory creditworthiness and characteristics that would not impose material delays on the consummation of the merger. Following a discussion, the Board authorized its advisors and management to continue negotiations with the Investor Group toward reaching a definitive agreement. Following this meeting, the parties completed their negotiation of the terms of the documentation for the merger.

        On the morning of August 8, 2018, the Board met with members of senior management and representatives of J.P. Morgan and Cleary Gottlieb. At this meeting, representatives of J.P. Morgan and Cleary Gottlieb briefed the Board regarding developments since the August 7 Board meeting with respect to the negotiations with the Investor Group and preparation of final transaction documentation. Representatives of J.P. Morgan provided an update on the status of Parent's financing commitments. Representatives of Cleary Gottlieb then provided an update on the status of the draft transaction documentation, noting that the merger agreement was in nearly final form but certain other ancillary documentation was still being negotiated. The Board then discussed, in consultation with J.P. Morgan and Cleary Gottlieb, a draft of J.P. Morgan's written fairness opinion and customary relationship disclosure memorandum, drafts of which had been previously provided. At this time, the meeting was adjourned, to be reconvened later in the day following completion of the transaction documentation.

        Later in the day on August 8, 2018, the Board reconvened its meeting with members of senior management and representatives of J.P. Morgan and Cleary Gottlieb present. At this meeting, J.P. Morgan reviewed with the Board its financial analyses of D&B and the merger, and Cleary Gottlieb summarized the proposed final version of the merger agreement and the other transaction documentation. In response to the Board's request, J.P. Morgan delivered its oral opinion to the Board, subsequently confirmed by delivery of its written opinion to the Board, dated as of August 8, 2018, that, as of the date of such written opinion and based upon and subject to the factors and assumptions set forth in its written opinion, the merger consideration to be paid to D&B's stockholders (other than affiliates of Parent) in the merger was fair, from a financial point of view, to such stockholders. At this meeting, the Board unanimously approved and declared advisable the merger agreement and the transactions contemplated thereby. In light of the go-shop period and the need to react and respond promptly to indications of interest and developments during the go-shop period, the Board established a transaction committee comprised of three non-executive directors to oversee the go-shop process and to facilitate expeditious feedback to the management team and the Board's advisors, as necessary.

        On August 8, 2018, following the approval by the Board of the merger agreement, the parties executed the merger agreement and the other documentation related to the merger, and Parent provided executed commitment letters for its financing concurrently with the execution of the merger agreement.

        On August 8, 2018, after the close of trading in D&B common stock on The New York Stock Exchange, D&B issued a press release announcing the merger and the commencement of the go-shop period.

        On August 9, 2018 and in the weeks thereafter, at the direction of the Board, representatives of J.P. Morgan began the go-shop process by communicating directly with 19 potential strategic bidders, 35 potential financial sponsor bidders (including Financial Sponsor A, Financial Sponsor B, Financial Sponsor C and Financial Sponsor F) and one potential special-purpose acquisition company bidder about their potential interest in conducting due diligence of confidential information with a view toward potentially submitting a superior proposal. During the go-shop period through the date of this proxy statement, D&B has not received any proposal to acquire all or at least 50% of the equity of D&B or its assets. Additionally, the special-purpose acquisition company inquired about a PIPE transaction and was told, on behalf of D&B, that discussions about a PIPE transaction were not permitted under the terms of the merger agreement. During the go-shop process, three third parties—two financial sponsors and one strategic company—signed confidentiality agreements with D&B and were provided access to the virtual data room, which included the Forecasts and presentations by management (see the section entitled "Certain Unaudited Prospective Financial Information" beginning on page [•]). Both of the financial sponsors that executed confidentiality agreements subsequently indicated that they will not be submitting a superior proposal.

Recommendation of the Board and Reasons for the Merger

The Board recommends that you vote "FOR" the merger proposal.

        At a meeting of the Board held on August 8, 2018, the Board unanimously: (i) determined that the merger is fair to, and in the best interests of, D&B and its stockholders; (ii) approved and declared advisable the merger agreement and the merger; and (iii) resolved to recommend that the merger agreement be adopted by D&B stockholders at the special meeting.

        When you consider the Board's recommendation, you should be aware that D&B's directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of D&B stockholders generally. These interests are described in the section entitled "The Merger Proposal (Proposal 1)—Interests of D&B Executive Officers and Directors in the Merger."

        In reaching its decision, the Board met and consulted with D&B's senior management, as well as the Board's financial advisor, J.P. Morgan, and outside legal counsel, Cleary Gottlieb. In addition, the Board reviewed information and considered a number of factors with respect to the merger and the other transactions contemplated by the merger agreement, including, among others, the following factors (not necessarily in order of relative importance), which the Board viewed as being generally positive or favorable in coming to its determination, approval and related recommendation:

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  Best Alternative for Maximizing Stockholder Value.  The Board believed that receipt of the merger consideration of $145.00 per share in cash was a unique opportunity for D&B stockholders to maximize the value of their shares, one that was more favorable to D&B stockholders than the likely value that would result from other potential transactions or remaining a stand-alone public company taking into account D&B's prospects. This decision was based on, among other things, the Board's assessment of:

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  D&B's historical operating and financial performance, including its results in the second quarter of 2018 and outlook for the remainder of 2018, taking into account the Board's knowledge of D&B's business and the industries in which D&B operates, competitive position and business strategy, on both a historical and prospective basis, including D&B's historical failure to achieve publicly disclosed forward-looking targets, and the revenue growth and improved operating margins contemplated therein;

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  D&B's future prospects if it were to remain a stand-alone public company, including the significant business, financial and execution risks related to achieving the revenue growth and improved operating margins contemplated by D&B's financial projections as a stand-alone public company, D&B's strategic direction and competitive position, the anticipated future trading prices of D&B's common stock and the various additional risks and uncertainties that are described in D&B's most recent Annual Report on Form 10-K filed with the SEC;

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  the possible alternatives to a sale of the entire company, including continuing as a stand-alone public company (including to pursue potential growth initiatives contained within the Forecasts as described in the section entitled "Certain Unaudited Prospective Financial Information" beginning on [•]), spinning off or selling certain of D&B's business lines and engaging in a strategic transaction such as a PIPE transaction, which alternatives the Board evaluated with the assistance of its financial advisor and outside legal counsel and determined did not represent more attractive alternatives to a sale in light of, among other factors, the significant business, financial and execution risk of remaining a stand-alone public company, the limited interest of other potential counterparties in a strategic transaction and the other potential risks, rewards and uncertainties associated with those alternatives, including the high cost to D&B of the terms of the underlying security to be issued, dilution that would result from, and grant of governance rights in connection with the proposals the Company had received for PIPE transactions (for more information on the Board's consideration of these alternatives, see the section entitled "Background of the Merger"); and

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    the process conducted to date by D&B, which the Board believed had resulted in the highest price reasonably available to the stockholders of D&B, and the fact that D&B negotiated for, and secured, the right to actively solicit proposals during the "go-shop" period under the merger agreement (as described in more detail below).

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  Attractive Value.  The Board considered the fact that the $145.00 per share in cash to be paid as merger consideration represents an attractive value given the anticipated future trading prices of D&B's common stock. Particularly, this merger consideration represents a premium of approximately 30% to D&B's $111.63 share price on February 12, 2018, the last trading day prior to D&B's announcement of the departure of its Chairman and CEO and the quarterly earnings call where D&B indicated it was "open to considering all options for value creation that may be identified" and a premium of approximately 8% to D&B's $134.25 high share price for the 52-week range ending on August 7, 2018 (the last trading day prior to the announcement of the merger). The Board also considered that, based on discussions and negotiations with Parent and its advisors and its discussions and negotiations with other potential counterparties, in the Board's view, the merger consideration represented the highest price per share of D&B common stock that Parent, its financing sources or other potential counterparties would be willing to pay, and any request for a price increase created a meaningful risk that Parent or one or more of its financing sources might determine not to enter into the transaction and to terminate negotiations, in which event D&B stockholders would lose the opportunity to obtain the $145.00 per share in cash being offered.

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  Cash Consideration and Greater Certainty of Value.  The Board considered the fact that the merger consideration would be paid solely in cash, which, compared to non-cash consideration, provides immediate certainty of value and liquidity to D&B stockholders at the closing of the merger, enabling D&B stockholders to realize the value that has been created at D&B while eliminating significant long-term business, regulatory and execution risks that D&B would face if it remained as a stand-alone public company or determined to engage in one of the other strategic transactions under consideration, such as a PIPE transaction.

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  J.P. Morgan Fairness Opinion and Related Analyses.  The Board considered the financial analyses and presentation of J.P. Morgan, financial advisor to the Board, on August 8, 2018, including the written opinion to the Board dated as of the same date, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders of D&B common stock (other than affiliates of Parent) in the merger was fair, from a financial point of view, to such stockholders as more fully described in the section entitled "The Merger Proposal—Opinion of D&B's Financial Advisor" and the full text of the J.P. Morgan opinion is attached to this proxy statement as Annex B.

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  Negotiation Process and Procedural Fairness.  The Board considered the process conducted by the Board and D&B's advisors, which involved numerous meetings of the Board and included, in addition to D&B and its advisors' discussions with and provision of information to the Investor Group, D&B or its advisors providing three other well-capitalized private equity firms with experience in D&B's sector with access to a virtual data room and management presentations over a period of several months. After the completion of the respective due diligence exercises by each of these three other firms, when J.P. Morgan requested, on behalf of D&B, that they submit their best indication of interest to acquire the Company, two of these firms indicated that any such proposal would not be at a premium to the then-current trading price of D&B's common stock and one indicated a price of only $136 per share. The Board considered the opportunity afforded to other potentially interested parties to contact D&B regarding a potential transaction during the period from the announcement of the departure of its Chairman and CEO on February 12, 2018 and public indication on February 13, 2018 that it was "open to considering all options for value creation that may be identified" through the execution of the merger agreement, a period during which it was noted in analyst reports and the financial press that D&B might be well-positioned for a change of control transaction and during which the interim CEO reiterated on an earnings call on May 10, 2018 the Company's openness to options for maximizing value as an alternative to the stand-alone plan (which public statements are more fully described in the section of this proxy statement entitled "Background of the Merger," beginning on page [•]). The Board also considered the fact that the terms of the merger agreement were the result of arm's-length negotiations with Parent and its advisors; that the Board was advised in these negotiations by a qualified and experienced financial advisor and qualified and experienced outside legal counsel; the terms that D&B and its advisors were able to obtain during such negotiations; that the Board met multiple times over the course of approximately five months to evaluate Parent's proposal to acquire D&B (including consideration of Parent's agreement to proceed at the top end of its $140.00 - $145.00 per share price range, originally indicated to D&B on April 17, 2018); and that the final merger agreement contained terms and conditions that were, in the Board's view, fair to, and in the best interests of, D&B and its stockholders.

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  Right to Receive Higher Offers.  The Board considered D&B's rights under the merger agreement to solicit higher offers during the go-shop period and to consider and negotiate certain higher offers thereafter (which are more fully described in the section of this proxy statement entitled "The Merger Agreement—Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals" beginning on page [•]), including:

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  the right of D&B and its representatives to actively solicit, facilitate, and provide access to confidential information of the Company in connection with competing proposals during the 45-day go-shop period and to continue discussions, provision of access to confidential information and negotiations, for 15 additional days following the go-shop period, with any bidder who emerged during the go-shop period with a competing proposal that the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, either constitutes a superior proposal or is reasonably likely to lead to a superior proposal, and to terminate the merger agreement to enter into an agreement with respect to a superior proposal with any such bidder, subject to certain notice requirements and "matching" rights in favor of Parent and Parent's right to receive payment of a termination fee of approximately $81.4 million, which amount the Board believed to be reasonable under the circumstances, taking into account the size of the transaction and the range of such termination fees in similar transactions;

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  the right of D&B and its representatives, subject to certain conditions, to respond to and negotiate with respect to certain unsolicited acquisition proposals made after the end of the go-shop period and prior to the time D&B's stockholders approve the proposal to adopt the merger agreement, and to terminate the merger agreement to enter into an agreement with respect to such proposal with any such bidder, subject to certain notice requirements and "matching" rights in favor of Parent and Parent's right to receive payment of a termination fee of approximately $203.6 million, which amount the Board believed to be reasonable under the circumstances, taking into account the size of the transaction, the range of such termination fees in similar transactions, and the lower termination fee payable during the go-shop period or 15-day extension period with certain qualifying bidders; and

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  the belief of the Board that, although the termination fees described above might have the effect of discouraging competing third-party proposals, such provisions are customary for transactions of this type, were reasonable in the context of comparable transactions, and that payment of fees in such amounts would not be likely to be a meaningful deterrent to alternative acquisition proposals.

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  Merger Agreement.  The Board considered, in consultation with D&B's outside legal counsel, the other terms of the merger agreement, which are more fully described in the section of this proxy statement entitled "The Merger Agreement" beginning on page [•]. Certain provisions of the merger agreement that the Board considered important included:

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  the representations, warranties and covenants of the parties, the conditions to the parties' obligations to complete the merger and their ability to terminate the merger agreement;

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  the fact that the consummation of the merger is not conditioned on Parent's ability to obtain financing;

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  the fact that D&B has sufficient operating flexibility to conduct its business in the ordinary course between the execution of the merger agreement and consummation of the merger;

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  the obligation of Parent under certain circumstances to pay D&B a reverse termination fee of approximately $380.1 million;

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  the fact that the definition of"material adverse effect" has a number of customary exceptions and a "material adverse effect" is generally a very high standard as applied by Delaware courts;

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  the Board's right to change its recommendation in connection with an intervening event or a superior proposal prior to obtaining D&B stockholder approval if the Board has determined in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to make such change in recommendation would be inconsistent with its fiduciary duties under applicable law, subject to certain notice requirements and "matching" rights in favor of Parent;

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  the fact that, in the Board's view, the end date under the merger agreement allows for sufficient time to satisfy the relevant conditions and complete the merger; and

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  D&B's right, under specified circumstances, to specifically enforce Parent's and Merger Sub's obligations under the merger agreement, including Parent's obligation to enforce the equity commitment letters, in order to consummate the merger.

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  Committed Financing.  The Board considered the fact that Parent has obtained committed debt financing for the transaction from reputable financial institutions, committed preferred financing from reputable investors and committed equity financing from the Sponsors for the full amount of common equity required in connection with such committed debt and preferred financing, as well as the fact that Parent must use its reasonable best efforts to arrange the debt financing, the preferred financing and the common equity financing as set forth in the merger agreement and that such financing will provide for funding of an amount sufficient to consummate the transactions contemplated by the merger agreement on the closing date, including the payment of the aggregate per share merger consideration and other amounts required to be paid at the closing of the merger, repayment of existing indebtedness of D&B and payment of all fees and expenses reasonably expected to be incurred in connection therewith. The Board further considered that certain members of the Investor Group had agreed to enter into undertakings with Parent (which name the Company as a third party beneficiary) that require that these equity financing sources not dispose of or permit encumbrances on their principal liquid assets and that they use reasonable best efforts to syndicate their commitments to third parties that are creditworthy and that are without characteristics that would be reasonably likely to delay the consummation of the merger.

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  Likelihood of Consummation.  The Board considered the likelihood that the merger would be completed, in light of, among other things, the conditions to the merger and the absence of a financing condition, the absence of any significant substantive antitrust or other regulatory risks with respect to the consummation of the merger, the relative likelihood of obtaining required regulatory approvals and the remedies available to D&B under the merger agreement, as well as the reputation and financial condition and capability of the Investor Group and its financing sources and the level of commitment by Parent and its equity financing sources to obtain the applicable consents imposed by regulators in connection with securing such approvals.

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  Appraisal Rights.  The Board considered the fact that stockholders who do not vote to adopt the merger agreement and who comply with the requirements of the DGCL will have the right to dissent from the merger and to demand appraisal of the fair value of their common stock under the DGCL.

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  Stockholders' Ability to Reject the Merger.  The Board considered the fact that the merger is subject to the adoption of the merger agreement by the affirmative vote of holders of a majority of the shares of D&B common stock outstanding and entitled to vote thereon on the record date.

        In reaching its decision, the Board also considered a number of potentially negative factors with respect to the merger and the other transactions contemplated by the merger agreement including, among others, the following (not necessarily in the order of relative importance):

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  No Participation in Future Gains.  The Board considered the fact that, if the merger is consummated, D&B will no longer exist as a stand-alone public company and D&B stockholders will no longer have the opportunity to participate in any future earnings or possible growth of D&B or benefit from any potential future appreciation in the value of D&B common stock, including any value that could be received if D&B engages in future strategic or other transactions. The Board concluded that the premium reflected in the merger consideration constituted fair compensation for the loss of the potential stockholder benefits that could be realized by D&B's strategic plan, particularly on a risk-adjusted basis and in light of D&B's historical failure to achieve publicly disclosed forward-looking targets, revenue growth and improved operating margins and the continuing significant business, financial and execution risk that D&B would face if it remained a stand-alone public company.

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  Limited Outreach.  The Board considered the fact that it had decided not to engage in a broad-based public process, but rather a more targeted solicitation of interest, for a sale of D&B. This decision of the Board, however, was informed by: the Board's view, based on discussions with Parent, that the delay inherent in conducting such a broad-based process created a meaningful risk that D&B stockholders would lose the opportunity to obtain the $145.00 per share in cash being offered by Parent, without the assurance of obtaining a comparable opportunity; the inability of any of the other third parties with whom D&B was engaged in sale discussions prior to signing the merger agreement to propose an offer price that was superior to the per share merger consideration; and the absence of any additional indications of interest notwithstanding the opportunity afforded to other potentially interested parties to contact D&B regarding a potential transaction during a period in which it was noted in analyst reports and the financial press that D&B might be well-positioned for a change of control transaction.

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  Regulatory Risk.  The Board considered the risk that the receipt of necessary regulatory approvals, which is beyond D&B's control, may be delayed, conditioned or denied.

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  Risks Associated with a Failure to Consummate the Merger.  The Board considered the fact that there can be no assurance that all conditions to the parties' obligations to consummate the merger will be satisfied and as a result the possibility that the merger might not be completed, and the fact that any reverse termination fee may not fully compensate D&B for the costs of non-consummation in the circumstances in which such fee is payable. The Board noted the fact that, if the merger is not completed, (i) D&B will have incurred significant transaction and lost opportunity costs, including the possibility of disruption to D&B's operations, diversion of management and employee attention, employee attrition and a potentially negative effect on D&B's business and business relationships, (ii) depending on the circumstances that caused the merger not to be completed, it is likely that the price of D&B common stock would decline, potentially significantly and (iii) the market's perception of D&B's prospects could be adversely affected.

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  Financing Risk.  The Board considered the risk that, while the merger agreement is not subject to any financing condition, if Parent fails to obtain sufficient financing, the merger is unlikely to be consummated.

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  Restrictions on the Operation of D&B's Business.  The Board considered the restrictions on the conduct of D&B's business prior to the completion of the merger, including restrictions on paying or declaring any further dividends (including regular quarterly dividends, except for the dividend of $0.5225 per share in cash declared by the Board on August 7, 2018), realizing certain business opportunities or taking certain actions with respect to D&B's operations that D&B would otherwise take absent the pending merger.

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  Termination Fees; Expense Reimbursement.  While the Board considered such a possibility unlikely, the Board considered the possibility that the approximately $81.4 million or approximately $203.6 million termination fee payable to Parent in connection with a termination to accept a superior proposal (depending on whether the bidder emerged during or after the go-shop period) might have the effect of discouraging alternative acquisition proposals or reducing the price of such proposals. The Board also considered the possibility that the Company may have to reimburse expenses to Parent (up to a maximum amount equal to $25 million) in certain circumstances, though the Board also considered such a possibility unlikely.

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  Parent Termination Fee.  The Board considered the fact that Parent and Merger Sub are newly formed entities with essentially no assets and that D&B's monetary remedy in connection with a breach of the merger agreement by Parent or Merger Sub is limited to payment of the approximately $380.1 million reverse termination fee, and such amounts may not be sufficient to compensate D&B for losses suffered as a result of a breach of the merger agreement by Parent or Merger Sub and, under certain circumstances, D&B may not be entitled to receive such a fee.

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  Tax Treatment.  The Board considered the fact that any gains arising from the receipt of the merger consideration generally would be taxable to U.S. holders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•] for U.S. federal income tax purposes.

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  Stockholder Litigation/Activism.  The Board considered the likelihood of distracting litigation from stockholder suits in connection with the merger or attempts by stockholders to discourage a vote in favor of the merger.

        While the Board considered the above and other potentially positive and potentially negative factors, the Board concluded that, overall, the potentially positive factors outweighed the potentially negative factors. Accordingly, the Board determined that the merger, merger agreement and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, D&B and its stockholders.

        The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by the Board in its consideration of the merger, but includes the material positive factors and material negative factors considered by the Board in that regard. In view of the number and variety of factors and the amount of information considered, the Board did not find it practicable to, nor did it attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of the Board may have given different weights to different factors. Based on the totality of the information presented to the Board, the members of the Board unanimously reached the decision to approve, and declare as fair to, and in the best interests of, D&B and its stockholders, the merger agreement and the transactions contemplated thereby, including the merger, in light of the factors described above and the other factors that such members of the Board felt were appropriate.

        Portions of this explanation of the Board's reasons for the merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page [•].

Opinion of D&B's Financial Advisor

        Pursuant to an engagement letter dated March 21, 2017, and subsequently amended on June 22, 2018, D&B retained J.P. Morgan as its financial advisor in connection with its analysis and consideration of various strategic alternatives and a possible transaction and to deliver, at D&B's request, a fairness opinion in connection with the merger.

        At the meeting of the Board on August 8, 2018, J.P. Morgan rendered its oral opinion to the Board, subsequently confirmed by delivering its written opinion to the Board dated as of the same date, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to D&B's stockholders (other than affiliates of Parent) in the merger was fair, from a financial point of view, to such stockholders. No limitations were imposed by the Board upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinions.

        The full text of the written opinion of J.P. Morgan dated August 8, 2018, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. D&B's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the merger consideration to be paid in the merger and did not address any other aspect of the transaction J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors or other constituencies of D&B or as to the underlying decision by D&B to engage in the merger. The issuance of J.P. Morgan's opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any stockholder of D&B as to how such stockholder should vote with respect to the merger or any other matter.

        In arriving at its opinion, J.P. Morgan, among other things:

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  reviewed the merger agreement and the limited guarantees, respectively;

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  reviewed certain publicly available business and financial information concerning D&B and the industries in which it operates;

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  compared the financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

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  compared the financial and operating performance of D&B with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of D&B common stock and certain publicly traded securities of such other companies;

  •
  reviewed certain internal financial analyses and forecasts prepared by the management of D&B relating to its business; and

  •
  performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of the opinion.

        In addition, J.P. Morgan held discussions with certain members of the management of D&B and certain of the Sponsors with respect to certain aspects of the merger, and the past and current business operations of D&B, the financial condition and future prospects and operations of D&B, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry. The Sponsors, together with Parent and Merger Sub, are referred to as the "Sponsor Group."

        In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with it by D&B and the Sponsor Group or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to J.P. Morgan's engagement letter with D&B, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did it evaluate the solvency of D&B or any member of the Sponsor Group under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of D&B to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement. J.P. Morgan also assumed that the respective representations and warranties made by D&B, Parent and Merger Sub in the merger agreement, by the Sponsors in the limited guarantees and in the related agreements are and will be true and correct in all respects material to J.P. Morgan's analysis. J.P. Morgan is not a legal, regulatory or tax expert and has relied on the assessments made by advisors to D&B with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger, as described in the merger agreement, will be obtained without any adverse effect on D&B or on the contemplated benefits of the merger.

        J.P. Morgan's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan's opinion noted that subsequent developments may affect the opinion and that J.P. Morgan does not have any obligation to update, revise, or reaffirm the opinion. The opinion is limited to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of D&B common stock (other than affiliates of Parent) in the merger and J.P. Morgan expressed no opinion as to the fairness of any consideration paid in connection with the merger to the holders of any other class of securities, creditors or other constituencies of D&B or as to the underlying decision by D&B to engage in the merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the merger, or any class of such persons relative to the merger consideration to be paid to the holders of shares of D&B common stock in the merger or with respect to the fairness of any such compensation.

        The terms of the merger agreement were determined through arm's length negotiations between D&B and Parent, and D&B's decision to enter into the merger agreement was solely that of the Board. J.P. Morgan's opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the merger and should not be viewed as determinative of the views of the Board or management with respect to the merger or the merger consideration.

        In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the Board on August 8, 2018 and in the presentation delivered to the Board on such date in connection with the rendering of such opinion. The summary below does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and, in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan's analyses.

Public Trading Multiples Analysis

        Using publicly available information, J.P. Morgan compared selected financial data of D&B with similar data for selected publicly traded companies engaged in businesses that J.P. Morgan judged to be analogous to D&B. The companies selected by J.P. Morgan were:

  •
  Equifax Inc.

  •
  Experian plc

  •
  FactSet Research Systems Inc.

  •
  Fair Isaac Corporation (FICO)

  •
  Moody's Corporation

  •
  MSCI Inc.

  •
  Nielsen Holdings PLC

  •
  S&P Global Inc.

  •
  Thomson Reuters Corporation

  •
  TransUnion, LLC

        None of the selected companies that J.P. Morgan reviewed is identical to D&B. These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered similar to those of D&B.

        For each of the selected companies listed above, J.P. Morgan calculated and compared financial multiples and ratios based on publicly available information as of August 7, 2018 (the last trading day prior to the day of the announcement of the merger), and in all instances, multiples were based on closing share prices on August 7, 2018 (other than with respect to Thomson Reuters Corporation, which was based on a closing share price on January 29, 2018, which was the last trading day prior to Thomson Reuters confirming advanced discussions with Blackstone regarding its Financial & Risk Business).

        Using publicly available information, J.P. Morgan calculated for each selected company (i) the ratio of the selected company's firm value ("FV"), which is calculated as the market value of the selected company's common stock on a fully diluted basis, plus any outstanding preferred stock, debt and minority interest, and less cash and cash equivalents relative to such selected company's estimated calendar year 2019 earnings before interest, taxes, depreciation and amortization after taking into account stock-based compensation expenses ("EBITDA", and such ratio, "FV / CY2019E EBITDA") and (ii) the ratio of the selected company's share price relative to the selected company's estimated calendar year 2019 earnings per share ("EPS", and such ratio, "P / CY2019E EPS").

        The following table presents the results of this analysis.

	FV / CY2019E EBITDA	P / CY2019E EPS
Equifax Inc.	13.9x	20.0x
Experian plc	14.1x	22.2x
FactSet Research Systems Inc.	17.1x	21.7x
Fair Isaac Corporation (FICO)	25.4x	36.3x
Moody's Corporation	15.6x	20.0x
MSCI Inc.	19.6x	28.3x
Nielsen Holdings PLC	7.4x	12.2x
S&P Global Inc.	15.9x	21.3x
Thomson Reuters Corporation	10.0x	15.0x
TransUnion, LLC	18.2x	26.5x

        Based on the results of this analysis and taking into account differences in D&B's business and such other factors as J.P. Morgan deemed appropriate, J.P. Morgan selected a multiple reference range for D&B of 7.5x-13.0x for FV / CY2019E EBITDA and of 12.25x-18.0x for P / CY2019E EPS.

        J.P. Morgan applied the FV / CY2019E EBITDA multiple reference range to D&B's estimated calendar year 2019 Core EBITDA as provided and approved by D&B management per the Risk-Adjusted High Probability Plan (see "Certain Unaudited Prospective Financial Information" beginning on page [•]), subtracting D&B's net debt and minority interest as of June 30, 2018 as provided and approved by D&B management, and applied the P / CY2019E EPS multiple reference range to D&B's estimated EPS for calendar year 2019, as provided and approved by D&B management per the risk-adjusted high probability plan. This analysis indicated the following ranges of implied per share equity values for D&B common stock (rounded to the nearest $1.00 per share), as compared, in each case, to the merger consideration of $145.00 per share, D&B's closing share price of $125.82 on August 7, 2018 (the last trading day prior to the day of the announcement of the merger) and D&B's closing share price of $111.63 on February 12, 2018 (the last trading day prior to D&B's quarterly earnings call where D&B indicated it was "open to considering all options for value creation that may be identified"):

Implied Per Share Equity Value Range
FV / CY2019E EBITDA	$67.00 - $139.00
P / CY2019E EPS	$89.00 - $131.00

Selected Transaction Multiples Analysis

        Using publicly available information, J.P. Morgan examined selected transactions involving acquired businesses that, for the purpose of J.P. Morgan's analysis, may be considered similar in certain respects to D&B's business.

        Using publicly available information, J.P. Morgan calculated, for each of the selected transactions, the multiple of the target company's firm value as implied by the total consideration paid and debt assumed or refinanced in such selected transaction to the target company's historical EBITDA for the last twelve-month period ("LTM") reported prior to the announcement date of the applicable selected transaction (such ratio, "FV / LTM EBITDA").

        The selected transactions, the month and year each such transaction was announced and the results of the analysis for each such transaction are as indicated in the following table:

Announcement Date	Target	Acquirer	FV / LTM EBITDA
May 2018	Ipreo LLC	IHS Markit Ltd.	16.1x(1)
January 2018	Thomson Reuters Corporation—Financial & Risk Business	Blackstone Group LP	10.6x
May 2017	Bureau van Dijk	Moody's Corporation	22.7x
January 2017	CEB Inc.	Gartner, Inc.	14.6x
July 2016	Thomson Reuters Corporation—Intellectual Property & Science Business	Onex Corp / Baring Private Equity Asia Ltd.	12.5x
April 2016	J.D. Power & Associates Inc.	XIO Group	12.8x
March 2016	Markit Ltd.	IHS Inc.	14.7x
February 2016	Truven Health Analytics	International Business Machines Corporation	17.1x
October 2015	Interactive Data Corporation	Intercontinental Exchange, Inc.	13.9x
September 2015	Solera Holdings, Inc.	Vista Equity Partners	15.5x
March 2015	Wood Mackenzie Ltd.	Verisk Analytics Inc.	16.4x
September 2014	Conversant, Inc. / ValueClick	Alliance Data Systems Corporation	11.5x
December 2013	Valassis Communications, Inc.	MacAndrews & Forbes Holdings Inc.	7.3x
June 2013	R.L. Polk & Company	IHS Inc.	14.5x
December 2012	Arbitron Inc.	Nielsen Holdings N.V.	10.5x
February 2012	TransUnion Corp.	Advent International Corporation, Goldman Sachs Capital Partners VI, L.P.	9.1x

(1)
Transaction multiple based on FY2019E EBITDA.

        Based on the results of this analysis and taking into account differences in D&B's business and such other factors as J.P. Morgan deemed appropriate, J.P. Morgan selected a multiple reference range for D&B of 10.5x-13.0x for FV/LTM EBITDA.

        After applying such range to D&B's LTM Core EBITDA for the period ended June 30, 2018 as provided and approved by D&B management and calculated in the same manner as Core EBITDA under the Risk-Adjusted High Probability Plan (see "Certain Unaudited Prospective Financial Information" beginning on page [•]) and subtracting D&B's net debt and minority interest as of June 30, 2018, estimated after-tax pension underfunding, and estimated after-tax retiree change of control payment, all as provided and approved by Company management, the analysis indicated a range of implied per share equity values for D&B common stock (rounded to the nearest $1.00 per share) of $102.00 to $136.00 per share, as compared to the merger consideration of $145.00 per share, D&B's closing share price of $125.82 on August 7, 2018 (the last trading day prior to the day of the announcement of the merger) and D&B's closing share price of $111.63 on February 12, 2018 (the last trading day prior to D&B's quarterly earnings call where D&B indicated that it was "open to considering all options for value creation that may be identified").

Discounted Cash Flow Analysis

        J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for D&B common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those cash flows by calculating their "present value." The "unlevered free cash flows" refers to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs. Specifically, unlevered free cash flow represents unlevered net operating profit after tax, adjusted for depreciation and amortization, net pensions and adjustments, tax affected total reengineering payments, capital expenditures and changes in net working capital. For purposes of the J.P. Morgan opinion, "present value" refers to the current value of the cash flows generated by the asset and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital and other appropriate factors. For purposes of the J.P. Morgan opinion, "terminal value" refers to the capitalized value of all future cash flows generated by the asset for periods beyond the projection period.

        J.P. Morgan calculated the unlevered free cash flows that D&B is expected to generate for the second half of fiscal year 2018 through fiscal year 2022 based upon the projected financial data in the Risk-Adjusted High Probability Plan as provided to J.P. Morgan by management of D&B and approved by D&B for J.P. Morgan to use for the purpose of calculating unlevered free cash flows (see "Certain Unaudited Prospective Financial Information" beginning on page [•]). J.P. Morgan calculated the unlevered free cash flows as follows:

(US$ mm)	2H 2018E	2019E	2020E	2021E	2022E
Unlevered Free Cash Flow	$124	$254	$321	$390	$447

        J.P. Morgan also calculated a range of terminal values of D&B at the end of fiscal year 2022 by applying a perpetual revenue growth rate ranging from 1.50% to 2.00%. The unlevered free cash flows and the range of terminal values were then discounted, using mid-year discounting convention, to present value as of June 30, 2018 using a range of discount rates ranging from 8.25% to 8.75%. The sum of these discounted values was then adjusted for D&B's net debt and minority interest as of June 30, 2018 and estimated after-tax pension underfunding, as provided and approved by D&B management.

        This analysis indicated a range of implied per share equity values for D&B common stock (rounded to the nearest $1.00) of $118.00 to $139.00 per share, as compared to the merger consideration of $145.00 per share, D&B's closing share price of $125.82 on August 7, 2018 (the last trading day prior to the day of the announcement of the merger) and D&B's closing share price of $111.63 on February 12, 2018 (the last trading day prior to D&B's quarterly earnings call where D&B indicated that it was "open to considering all options for value creation that may be identified").

Other Information

        For reference purposes only and not as a component of its fairness analysis, J.P. Morgan reviewed the share price trading history of D&B common stock for the 52-week trading range ending on August 7, 2018 (the last trading day prior to the day of the announcement of the merger). During this period, J.P. Morgan noted that shares of D&B common stock traded as low as $105.00 per share and as high as $134.00 per share, in each case rounded to the nearest $1.00.

        For reference purposes only and not as a component of its fairness analysis, J.P. Morgan also reviewed the share price targets set by seven published equity research analysts for D&B common stock prior to August 7, 2018. The share price targets ranged from a low of $112.00 per share to a high of $142.00 per share, in each case rounded to the nearest $1.00.

Miscellaneous

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of D&B. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

        Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to D&B, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered similar to those of D&B. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan's analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to D&B and the transactions compared to the merger.

        As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise D&B with respect to the merger and deliver an opinion to the Board with respect to the merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with D&B and the industries in which it operates.

        J.P. Morgan is entitled to a transaction fee from D&B of approximately $47 million for services rendered in connection with the merger, $3 million of which was payable following delivery of J.P. Morgan's opinion and the remainder of which is payable upon completion of the merger. In addition, D&B has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan's engagement. During the two years preceding the date of its opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with D&B and certain of the Sponsors, for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as (i) joint lead arranger on term loan and revolving credit facilities of D&B, which closed in June 2018, (ii) financial advisor to Fidelity National Financial, Inc. ("Fidelity National") in connection with its spin-off of Cannae Holdings, Inc., referred to as Cannae, a Sponsor, in November 2017, and (iii) financial advisor, bookrunner of certain equity and debt offerings and lead arranger of certain credit facilities of various portfolio companies of Thomas H. Lee Partner, L.P. ("THL"), an affiliate of a Sponsor, and GIC Private Limited ("GIC"), an affiliate of an entity that has made a preferred commitment to Parent. In addition, J.P. Morgan's commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of D&B and certain portfolio companies of THL and GIC, for which it receives customary compensation or other financial benefits. During the two year period preceding the delivery of its opinion, the aggregate fees received by J.P. Morgan and its affiliates from D&B were approximately $1.5 million; the aggregate fees received from Fidelity National were approximately $3 million; the aggregate fees received from the various portfolio companies of THL were approximately $22 million; and the aggregate fees received from GIC were approximately $101 million.

        In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of D&B and Cannae and approximately 9.9% of the outstanding common stock of HPS Investment Partners, LLC, an entity that has made an equity commitment to Parent. In the ordinary course of its businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of D&B, the Sponsors or their respective affiliates for J.P. Morgan's own account or for the accounts of its customers and, accordingly, J.P. Morgan may at any time hold long or short positions in such securities or other financial instruments.

Certain Unaudited Prospective Financial Information

        The Board, J.P. Morgan, Parent, Parent's financing sources, Financial Sponsor C, Financial Sponsor D and Financial Sponsor E (as referenced above under the section entitled "The Merger Proposal (Proposal 1)—Background of the Merger" beginning on page [•]), during their due diligence exercises preceding the execution of the merger agreement, as well as the third parties that signed confidentiality agreements with D&B during the go-shop period following the execution of the merger agreement, were each provided by the management of D&B with four sets of prospective financial information for D&B: the Risk-Adjusted High Probability Plan, the Target Base Plan, the Management 5-Year Plan and the Aspirational Plan (collectively, the "Forecasts").

        The Target Base Plan, the Management 5-Year Plan and the Aspirational Plan were the result of several months of work by management, together with support from a management consulting firm, that focused on mapping out potential initiatives to grow revenues and increase margins through new approaches to sales, product enhancements, technology improvements and cost savings. At the time of the adoption of the merger agreement, all of these initiatives were either still in the planning stages or in the early stages of commencement of implementation.

        The Target Base Plan reflected the impact of cost savings arising from certain of these initiatives, which primarily consisted of investments in security improvements, network modernization, data supply chain consolidation, data center consolidation and disaster recovery.

        The Management 5-Year Plan consisted of the Target Base Plan with the addition of a projected beneficial impact on revenues arising from an initiative for the hiring of a significant number of new personnel to engage in certain sales efforts directed at new customers.

        The Aspirational Plan consisted of the Management 5-Year Plan with the addition of revenue enhancements based on increases in sales arising from additional growth initiatives.

        These three plans were prepared by management to help the Board understand the potential upside that could arise from the initiatives referenced above and to provide aspirational performance targets toward which D&B personnel would aim if and when they had an opportunity to implement these new initiatives. These three plans were not prepared to reflect the best currently available estimates and judgments of management or the Board of the future financial performance or condition of D&B on a stand-alone basis.

        In response to a request by the Board for a plan that reflected the best currently available estimates and judgments of management of the future financial performance of D&B on a stand-alone basis, the management team prepared the Risk-Adjusted High Probability Plan in mid July 2018. The Risk-Adjusted High Probability Plan reflected adjustments to the Target Base Plan, specifically: sales productivity improvements were scaled back to reflect lower baseline revenue growth, given the significant changes to D&B's go-to-market model that would be required to implement these improvements and execution risks inherent in these changes; growth assumptions were reduced across several product areas where D&B does not yet have a historical track record; and, given that the planning of the cost savings initiatives was still in its early stages, the Risk-Adjusted High Probability Plan assumed achieving 80% of the cost savings assumed by the Target Base Plan. These adjustments resulted in projected revenue growth of 3% by 2022 versus 4% in the Target Base Plan and 6% in the Management 5-Year Plan. The Risk-Adjusted High Probability Plan did not include the additional growth initiatives reflected in the Management 5-Year Plan or the Aspirational Plan (but not the Target Base Plan), because these early stage ideas were still speculative at this time.

        The Board reviewed the assumptions underlying each of the Forecasts with management and, after taking into account these consultations with management, adopted, on July 23, 2018, the view of management that the Risk-Adjusted High Probability Plan reflected the best currently available estimates and judgments of the future financial performance of D&B. Accordingly, the Board instructed J.P. Morgan to use the Risk-Adjusted High Probability Plan for purposes of its financial analysis of the merger.

        Summaries of the four plans are set forth below.

Risk-Adjusted High Probability Plan

(US$ mm)(1)	2018E	2019E	2020E	2021E	2022E
Total Revenue	$1,769	$1,781	$1,823	$1,884	$1,948
Year-over-year revenue growth (AFX)(2)	1.0%	0.7%	2.3%	3.4%	3.4%
Core EBITDA (Post-SBC)(3)	$538	$490	$561	$627	$684
Core EBITDA margin(4)	30.4%	27.5%	30.8%	33.3%	35.1%

(1)
Prepared in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition. All figures in the above table are rounded to the nearest million.

(2)
"Year-over-year revenue growth (AFX)" means year-over-year revenue growth after adjusting for the effect of foreign exchange ("AFX").

(3)
"Core EBITDA (post SBC)" is defined as earnings before interest, taxes, depreciation and amortization, less stock-based compensation ("SBC") expenses.

(4)
"Core EBITDA margin" is defined as Core EBITDA (Post-SBC) divided by Total Revenue.

Target Base Plan

(US$ mm)(1)	2018E	2019E	2020E	2021E	2022E
Total Revenue	$1,772	$1,809	$1,863	$1,937	$2,015
Year-over-year revenue growth (AFX)	1.3%	2.0%	3.0%	4.0%	4.0%
Core EBITDA (Post-SBC)	$538	$527	$622	$703	$774
Core EBITDA margin	30.3%	29.1%	33.4%	36.3%	38.4%

(1)
Prepared in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition. All figures in the above table are rounded to the nearest million.

Management 5-Year Plan

(US$ mm)(1)	2018E	2019E	2020E	2021E	2022E
Total Revenue	$1,772	$1,815	$1,897	$2,015	$2,139
Year-over-year revenue growth (AFX)	1.3%	2.4%	4.6%	6.2%	6.1%
Core EBITDA (Post-SBC)	$538	$510	$616	$722	$821
Core EBITDA margin	30.3%	28.1%	32.5%	35.8%	38.4%

(1)
Prepared in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition. All figures in the above table are rounded to the nearest million.

Aspirational Plan

(US$ mm)(1)	2018E	2019E	2020E	2021E	2022E
Total Revenue	$1,772	$1,816	$1,939	$2,126	$2,335
Year-over-year revenue growth (AFX)	1.3%	2.5%	6.7%	9.6%	9.8%
Core EBITDA (Post-SBC)	$538	$498	$611	$772	$938
Core EBITDA margin	30.3%	27.4%	31.5%	36.3%	40.2%

(1)
Prepared in accordance with Accounting Standards Codification subtopic 605-10, Revenue Recognition. All figures in the above table are rounded to the nearest million.

General

        Except for annual guidance, which is updated or confirmed on a quarterly basis, and quarterly guidance of certain metrics from time to time, D&B does not as a matter of course make public projections as to future performance. The Forecasts were not prepared with a view to public disclosure. The Forecasts are included in this proxy statement only because they were made available to J.P. Morgan in its capacity as financial advisor to the Board, and because certain of them were made available to Parent and the other third parties, as described above.

        The Forecasts were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States ("GAAP"), the published guidelines of the SEC regarding projections or forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Forecasts included in this proxy statement have been prepared by, and are the responsibility of, D&B and its management. PricewaterhouseCoopers LLP, our independent registered public accounting firm, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Forecasts and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The Forecasts were prepared solely for the use of the Board and J.P. Morgan and are subjective in many respects.

        Although this summary of the Forecasts is presented with numerical specificity, the Forecasts reflect numerous variables, assumptions and estimates as to future events made by management that management believed were reasonable at the time the Forecasts were prepared, taking into account the relevant information available to management at the time. However, such variables, assumptions and estimates are inherently uncertain and many of them are beyond the control of management. Because the Forecasts cover multiple years, by their nature they become subject to greater uncertainty with each successive year. The Forecasts are not fact and should not be relied upon as being necessarily indicative of actual future results.

        The Forecasts are forward-looking statements. Important factors that may affect actual results and cause the Forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to D&B's business, general business, economic and regulatory conditions and other factors described or referenced under "Cautionary Statement Regarding Forward-Looking Statements" beginning on page [•]. In addition, the Forecasts do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the merger. As a result, there can be no assurance that the Forecasts will be realized, and actual results may be materially better or worse than those contained in the Forecasts. The inclusion of this information should not be regarded as an indication that the Board, D&B, J.P. Morgan, Parent, Parent's principal equity financing sources, Financial Sponsor C, Financial Sponsor D and Financial Sponsor E or any other recipient of this information considered, or now considers, the Forecasts to be predictive of actual future results. This summary of the Forecasts is not included in this proxy statement in order to induce any stockholder to vote in favor of the merger proposal or any of the other proposals to be voted on at the special meeting.

        Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the Forecasts to reflect circumstances existing after the date when D&B prepared the Forecasts or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the Forecasts are shown to be in error. By including in this proxy statement a summary of the Forecasts, neither D&B nor any of its representatives or advisors (including J.P. Morgan) or Parent, Parent's principal equity financing sources, Financial Sponsor C, Financial Sponsor D, Financial Sponsor E or any of their respective representatives or affiliates or any other recipient of this information makes any representation to any person regarding the ultimate performance of D&B or the surviving entity compared to the information contained in such financial projections and should not be read to do so.

        Certain of the measures included in the Forecasts may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for or superior to, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by D&B may not be comparable to similarly titled amounts used by other companies.

Interests of D&B's Executive Officers and Directors in the Merger

        In considering the recommendation of the Board that you vote to approve the merger proposal, you should be aware that, aside from their interests as D&B stockholders, D&B's directors and executive officers have interests in the merger that are different from, or in addition to, the interests of D&B stockholders generally, which may create potential conflicts of interest. These interests are described in more detail below, and with respect to the named executive officers of D&B, are quantified in the "Golden Parachute Compensation" table below. The Board was aware of these interests and considered them when it adopted the merger agreement and approved the merger.

        D&B's current executive officers are: Thomas J. Manning, Chief Executive Officer; Curtis Brown, Chief Content and Technology Officer; Christie A. Hill, Chief Legal Officer & Head of Global Corporate Citizenship; Richard H. Veldran, Chief Financial Officer; and Roslynn Williams, Chief People Officer.

Treatment of Director and Executive Officer Common Stock

        As is the case for any stockholder of D&B, D&B's directors and executive officers will be entitled to receive $145.00 in cash, without interest, and subject to any applicable withholding taxes, for each share of D&B common stock that they own at the effective time. For information regarding beneficial ownership of D&B common stock by each of D&B's directors, D&B's named executive officers and all directors and executive officers as a group, see the section entitled "Security Ownership of Certain Beneficial Owners and Management" beginning on page [•].

Treatment of Director and Executive Officer Equity Awards

        The merger agreement provides that each D&B stock option and each D&B stock award will be treated as described under "The Merger Agreement—Treatment of D&B Equity Awards" beginning on page [•], which description is incorporated herein.

        The table below sets forth, for each of our executive officers and directors, the number of D&B stock awards outstanding (assuming, with respect to each D&B stock award subject to performance-based vesting conditions, that performance conditions are satisfied at target performance), in each case, that was held by such executive officer and director as of [•], 2018, the latest practicable date to determine such amounts before the filing of this proxy statement. The amounts shown do not include equity-based awards that will vest and be settled in accordance with their terms between [•], 2018 and February 8, 2019, the assumed closing date of the merger (i.e., D&B stock awards of Mr. Brown that relate to 834 shares of D&B common stock and that are scheduled to vest on October 1, 2018), and do not attempt to forecast any grants, additional issuances, dividends or forfeitures of equity-based awards following the date of this proxy statement. Depending on when the closing date occurs, certain equity-based awards shown in the table may vest in accordance with their terms.

        The table below also sets forth the total amount, based on the number of equity-based awards determined as described above, per individual, payable in respect of such equity-based awards on the closing date, which we assume to be February 8, 2019 for these purposes, with such amounts calculated by multiplying the number of D&B stock awards (at target, as applicable) by the per share merger consideration, or $145.00 per share.

        Our directors and executive officers also hold shares of D&B common stock and vested stock options, which, in the case of such D&B stock options that remain unexercised on the closing date, will be canceled in exchange for the excess, if any, of the per share merger consideration over the exercise price per share of D&B common stock, with such amounts calculated by multiplying the number of D&B stock options by the excess of the per share merger consideration over the exercise price per share of D&B common stock subject to the D&B stock options. The number and value of vested D&B stock options and shares of D&B common stock held by our directors and executive officers is not included in the table below. No unvested D&B stock options are outstanding.

Name	D&B stock awards (no performance vesting) (#)(1)	D&B stock awards (performance vesting) (#)(2)	Amount ($)
Thomas J. Manning	4,392	—	636,840
Richard H. Veldran	—	25,497	3,697,065
Curtis D. Brown	—	25,241	3,659,945
Christie A. Hill	—	19,505	2,828,225
Roslynn Williams	—	13,118	1,902,110
Cindy Christy	4,179	—	605,955
L. Gordon Crovitz	5,297	—	768,065
James N. Fernandez	17,255	—	2,501,975
Paul R. Garcia	5,643	—	818,235
Anastassia Lauterbach	1,168	—	169,360
Randall D. Mott	1,168	—	169,360
Judith A. Reinsdorf	5,560	—	806,200

(1)
Amounts in this column include D&B stock awards voluntarily deferred by D&B's non-employee directors under D&B's Non-Employee Directors' Deferred Compensation Plan. Amounts in this column do not reflect dividend equivalent units accrued in respect of such D&B stock awards, which such dividend equivalent units shall be treated in the same manner as D&B stock awards in connection with the merger. The number of dividend equivalent units for each director as of [•], 2018 are as follows: Mr. Manning - 202, Ms. Christy - 108, Mr. Crovitz - 183, Mr. Fernandez - 2,106, Mr. Garcia - 260, Ms. Lauterbach - 4, Mr. Mott - 4, and Ms. Reinsdorf - 206.

(2)
The amounts shown for performance-based awards are valued assuming target performance levels are achieved. Actual performance, which cannot be calculated as of the date of this proxy statement, may result in differing award amounts.

Transaction Bonus

        Pursuant to an offer letter entered into on August 8, 2018 between Mr. Manning and D&B, Mr. Manning has been granted a special cash incentive bonus of $800,000 in connection with Mr. Manning's appointment to serve as CEO until the effective time that will become payable (less any required withholdings) upon the effective time subject to Mr. Manning's continued employment with D&B through the closing date of the merger.

Change in Control Plan

        D&B maintains a change in control plan (the "CICP") in which all executive officers other than Mr. Manning participate. The CICP provides severance benefits in the event an executive officer experiences a qualifying termination of employment (i.e., a termination of employment initiated by the employer without "cause" or by the executive officer for "good reason") in connection with the completion of a transaction such as the merger. In connection with such a qualifying termination, the applicable executive officer would be entitled to receive (i) a lump sum cash payment equal to two (2) times the sum of the executive officer's annual base salary and target annual bonus, (ii) an annual bonus payment for the year of termination equal to the executive officer's target annual bonus for the year of termination, prorated based on the termination date, (iii) continued participation for twenty-four (24) months at the rates in effect for the executive officer as of the termination of employment in D&B's group health benefit coverage and life insurance plans and (iv) reimbursement of up to $50,000 for outplacement services.

        Each of the participating executive officers is subject to a reduction of their payments and benefits under the CICP if such payments and benefits are subject to the golden parachute excise tax under Section 4999 of the tax code to the extent such reduction would result in the executive retaining a greater after-tax amount of such payments.

        For purposes of the CICP, "good reason" means the occurrence, after a change in control, without the eligible executive's express written consent and not due to cause, any of the following circumstances: (a) a material diminution in the eligible executive's authority, duties or responsibilities in effect immediately prior to the effective date of a change in control; (b) a material diminution in the eligible executive's base salary in effect immediately prior to the effective date of the change in control; or (c) the relocation of D&B's offices at which the eligible executive is principally employed immediately prior to the effective date of the change in control to a location more than fifty miles (or such longer distance that is the minimum permissible distance under the circumstances for purposes of the involuntary separation from service standards under the Treasury Regulations or other guidance under Section 409A of the tax code) from such location, except for required travel on D&B's business to an extent substantially consistent with the eligible executive's business travel obligations prior to the effective date of the change in control.

        For purposes of the CICP, "cause" means any of the following: (a) the willful and continued failure by an eligible executive to substantially perform his or her duties with D&B (other than any such failure resulting from the eligible executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination by the eligible executive for good reason), after a written demand for substantial performance is delivered to the eligible executive by the Board, which demand specifically identifies the manner in which the Board believes that the eligible executive has not substantially performed his or her duties; (b) the willful engaging by an eligible executive in conduct that is demonstrably and materially injurious to D&B, monetarily or otherwise; or (c) an eligible executive's conviction of a felony. No act, or failure to act, on the part of an eligible executive shall be deemed "willful" unless done, or omitted to be done, by the eligible executive not in good faith and without a reasonable belief that the eligible executive's action or omission was in the best interest of D&B.

Non-Qualified Pension and Deferred Compensation Plans

        D&B maintains the Pension Benefit Equalization Plan ("PBEP"), a non-qualified excess benefit plan. Under the PBEP, years of credited service are counted starting one year after the date of hire and stopping on June 30, 2007, the date the plan was frozen. Effective July 1, 2007, the PBEP also was frozen for all of D&B's employees and the plan was closed to new participants. As a result of the freeze, no additional benefits have accrued under the PBEP after June 30, 2007, although existing balances continue to accrue interest. Under the terms of the PBEP, each participant's full benefit under the PBEP accrued as of the effective time of the merger is required to be paid out (less applicable withholdings) to the applicable participant within 30 days following the effective time of the merger.

        D&B maintains the Executive Retirement Plan ("ERP"), a non-qualified pension plan. Under the ERP, years of credited service are counted starting on the date of hire to ensure that participants can attain a competitive retirement benefit at retirement. Effective April 4, 2011, the ERP was closed to new participants. The participants continue to accrue a benefit in accordance with plan rules. The ERP provides a target annual benefit equal to 4% of the participant's average final compensation (salary plus actual cash incentive) for each of the first 10 years of service to a maximum benefit percentage of 40% of the participant's average final compensation. This benefit is reduced by 15% for vested participants who leave prior to age 55. Average final compensation is equal to the participant's highest consecutive 60 months of compensation out of his or her last 120 months. A participant is 100% vested in the applicable benefit upon completion of five years of participation in the plan. The target annual benefit payment from the ERP is offset by any pension benefits earned in the PBEP, D&B's tax-qualified pension plan or any other pension plan sponsored by D&B or one of its affiliates and the participant's estimated Social Security retirement benefit. Compensation used in determining the ERP benefit includes base salary, cash bonus payments, commissions and lump sum payments in lieu of merit increases. Under the terms of the ERP, each participant's full benefit is required to be paid out (less applicable withholdings) to the applicable participant within 30 days following the effective time of the merger in the form of a lump sum amount equal to the present value of the participant's accrued benefit under the ERP as of the effective time of the merger.

        D&B maintains the Key Employees' Deferred Compensation Plan (the "NQDCP"). The NQDCP, which was amended effective January 1, 2017 to suspend all deferrals of compensation earned after 2016, is a voluntary, unfunded plan which allowed participants to defer, in 5% increments, up to 75% of their base salary and 100% of their annual cash incentive payments. Deferrals of amounts earned prior to January 1, 2017 remain under the NQDCP and participants can elect to make deemed investments of these prior deferrals in the same investment funds that are offered in D&B's 401(k) Plan, including the D&B Common Stock Fund. Participants can also elect to transfer these prior balances among other funds on a daily basis subject to D&B's Inside Information and Securities Trading Policy. Under the terms of the NQDCP, all amounts deferred under the NQDCP are required to be paid out (less applicable withholdings) to the applicable employee within 30 days following the effective time of the merger.

        Mr. Veldran is the only D&B executive officer or director that participates in the PBEP, the ERP or the NQDCP. The amount payable to Mr. Veldran in connection with the closing of the merger under the PBEP is $30,000, under the ERP is $8,959,000 and under the NQDCP is $995,047. Calculation of the lump-sum payment is based on the interest rate used by the Pension Benefit Guaranty Corporation for determining the value of immediate annuities as of January 1, 2018; therefore, if the interest rate changed after the date of this proxy, actual payments to Mr. Veldran may be different than those provided for above.

        D&B maintains the Non-Employee Directors' Deferred Compensation Plan (the "Director DCP") under which D&B's non-employee directors may elect to defer all or a portion of their annual cash retainer(s), which such amounts are notionally invested in accordance with the applicable director's elections and the terms of the Director DCP. Directors who defer their cash retainers into the D&B Common Stock Fund under the plan receive a 10% premium payment credited to their account. This premium as well as the base deferral amount must remain invested in the D&B Common Stock Fund for a period of at least three years from the date these amounts are initially credited to the director's account. Under the terms of the Director DCP, all cash deferred under the Director DCP is required to be paid out (less applicable withholdings) to the applicable director within 30 days following the effective time of the merger. The below table sets forth the total amount that will be paid to each director in respect of annual cash retainers deferred under the Director DCP (including amounts deferred into the D&B Common Stock Fund):

Name	Amount ($)
Cindy Christy	305,792.02
James N. Fernandez	1,789,528.02
Judith A. Reinsdorf	491,432.17

        The amounts indicated above are based on the total amount credited to the account of the applicable director as of [•], 2018; therefore, if additional amounts are credited to the applicable director's account between the date of this proxy statement and the closing of the merger (as a result of additional deferrals, notional investment gains or otherwise), the actual amounts may be different than those set forth above.

New Management Arrangements

        As of the date of this proxy statement, no new employment, reinvestment, participation, equity contribution or other agreements, arrangements or understandings between any executive officer or director, on the one hand, and D&B, Parent, Merger Sub or their respective affiliates, on the other hand, have been entered into (other than as described above). The merger is not conditioned upon any executive officer or director of D&B entering into any such agreement. Certain executive officers may enter into arrangements with D&B, Parent, Merger Sub or their respective affiliates following the date of this proxy statement that relate to employment or severance arrangements with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates. In addition, both prior to and subsequent to the execution of the merger agreement, Mr. Chu communicated to representatives of D&B that the Investor Group would be interested in having one or two of D&B's current directors (who have yet to be identified) continue to serve as directors of the surviving corporation after the effective time.

Golden Parachute Compensation

        The table below, entitled "Golden Parachute Compensation," along with its footnotes and the information incorporated therein, sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation payable to our named executive officers, which compensation is subject to an advisory vote of our stockholders, as described below under the heading "Advisory Vote on Merger-Related Compensation" beginning on page [•] of this proxy statement.

        The table assumes the consummation of the merger occurred on February 8, 2019 and the employment of the named executive officer was terminated without "cause" or for "good reason" on such date. The calculations in the table below do not include amounts that our named executive officers were already entitled to receive or will be vested in as of February 8, 2019, or amounts under contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of named executive officers and that are available generally to all the salaried employees of D&B. The amounts indicated below are estimates of amounts that might become payable to the named executive officers and the estimates are based on multiple assumptions that may not prove correct. Accordingly, the actual amounts, if any, received by a named executive officer may differ in material respects from the amounts set forth below.

Golden Parachute Compensation

Name(1)	Cash ($)(2)	Equity ($)(3)	Pension/ NQDC ($)(4)	Perquisites / benefits ($)(5)	Other ($)(6)	Total ($)(7)
Thomas J. Manning	—	636,840	—	—	803,850	1,440,690
Richard H. Veldran	2,181,852	3,697,065	9,984,047	83,970	—	15,946,934
Joshua L. Peirez(8)	—	—	6,629,000	—	—	6,629,000
Curtis D. Brown	2,337,699	3,659,945	—	83,970	—	6,081,614
Christie A. Hill	1,934,877	2,828,225	—	83,970	—	4,847,072

(1)
Mr. Robert P. Carrigan served as Chairman and CEO of D&B until February 12, 2018 and left D&B on March 15, 2018. The terms of Mr. Carrigan's severance arrangements are as set forth in our Current Report on Form 8-K, filed with the SEC on February 22, 2018. Mr. Carrigan will not be receiving any compensation that is required to be reflected in this table.

(2)
The amounts in this column reflect amounts payable under the CICP (discussed under the heading "—Change in Control Plan", beginning on page [•], which description is incorporated herein) for all named executive officers, excluding Mr. Manning who is not eligible to participate in the CICP and Mr. Peirez who is no longer a D&B employee.

The above payments are "double-trigger" in nature as they will only be payable in the event of a termination of employment without "cause" or for "good reason" in connection with the completion of the merger. The amounts shown in this column are based on the compensation and benefit levels in effect on [•], 2018, the latest practicable date to determine such amounts before the filing of this proxy statement; therefore, if compensation and benefit levels are changed after such date, actual payments to an executive officer may be different than those provided for above.

          The cash payments described in this column include the following components:

Name	Multiple of Base Salary ($)	Multiple of Annual Incentive Award ($)	Pro Rata Annual Incentive Award ($)	Total ($)
Richard H. Veldran	1,120,000	1,008,000	53,852	2,181,852
Curtis D. Brown	1,200,000	1,080,000	57,699	2,337,699
Christie A. Hill	1,050,000	840,000	44,877	1,934,877
(3)
The amounts in this column reflect the treatment of D&B stock awards under the merger agreement as described under "The Merger Agreement—Treatment of D&B Equity Awards" beginning on page [•], which description is incorporated herein. The amounts shown are based on the number of such equity-based awards held by each named executive officer as of [•], 2018, the latest practicable date to determine such amounts before the filing of this proxy statement. Amounts shown in the table do not include the following equity award held by Mr. Brown as of [•], 2018 that will vest in accordance with the terms prior to February 8, 2019, the assumed closing date of the merger: D&B stock awards that relate to 834 shares of D&B common stock and that are scheduled to vest on October 1, 2018. The amounts shown for Mr. Manning relate to D&B stock awards granted to Mr. Manning as a director of D&B prior to his appointment as CEO of D&B and do not reflect 202 dividend equivalent units accrued in respect of Mr. Manning's D&B stock awards, which such dividend equivalent units shall be treated in the same manner as D&B stock awards in connection with the merger. The amounts shown do not attempt to forecast any grants, additional issuances, dividends or forfeitures of equity-based awards following the date of this proxy statement. Depending on when the closing date occurs, certain equity-based awards may vest in accordance with their terms. In addition, the amounts shown for performance-based awards are valued assuming target performance levels are achieved. Actual performance, which cannot be calculated as of the date of this proxy statement, may result in differing award amounts.

  The above payments are "single-trigger" in nature as they will become payable immediately upon the closing date, whether or not employment is terminated thereafter.

        The equity payments described in this column include the following components:

Name	D&B stock awards (no performance vesting) ($)	D&B stock awards (performance vesting) ($)	Total ($)
Thomas J. Manning	636,840	—	636,840
Richard H. Veldran	—	3,697,065	3,697,065
Curtis D. Brown	—	3,659,945	3,659,945
Christie A. Hill	—	2,828,225	2,828,225

  The below table represents the amounts that would be payable in respect of D&B stock awards with performance-vesting conditions if such awards were paid out at maximum achievement level rather than at target achievement level:

Name	D&B stock awards (maximum performance vesting) ($)
Richard H. Veldran	7,394,130
Curtis D. Brown	7,319,890
Christie A. Hill	5,656,450
(4)
The amounts in this column reflect amounts payable to Mr. Veldran under the PBEP (i.e., $30,000), the ERP (i.e., $8,959,000) and the NQDCP (i.e., $995,047) and to Mr. Peirez under the ERP. The description of these plans under the heading "—Non-Qualified Pension and Deferred Compensation Plans" beginning on page [•] is incorporated herein. Under these plans, all payments are made in a lump sum as soon as possible following the merger, and the calculation of the lump-sum payment is based on the interest rate used by the Pension Benefit Guaranty Corporation for determining the value of immediate annuities as of January 1, 2018; therefore, if the interest rate changed after the date of this proxy, actual payments to Messrs. Veldran and Peirez may be different than those provided for above. The above benefits are "single-trigger" in nature as they will become payable immediately upon the closing date, whether or not employment is terminated thereafter.

(5)
The amounts in this column reflect (i) the value of continued participation of all named executive officers in D&B's group health benefit coverage and life insurance plans (valued at $33,970 per named executive officer) and (ii) the maximum value of outplacement services reimbursement (valued at $50,000 per named executive officer), in each case under the CICP (discussed under the heading "—Change in Control Plan" beginning on page [•], which such description is incorporated herein).

  The above benefits are "double-trigger" in nature as they will only be payable in the event of a termination of employment without "cause" or for "good reason" in connection with the completion of the merger, as described above. The amounts reflected in the column above reflect health and benefits rates in effect for 2018; therefore, if benefits levels change between the date of this proxy statement and the closing of the merger, such amounts will change.

(6)
The amount in this column reflects Mr. Manning's $800,000 special cash incentive bonus (discussed under the heading "—Transaction Bonus", which description is incorporated herein) and the vesting of $3,850 of employer contributions to Mr. Manning's 401(k) account. The above benefits are "single-trigger" in nature as they will become payable immediately upon the closing date, whether or not employment is terminated thereafter.

(7)
The amounts in this column represent the total of all compensation in the first five columns.

  "Double-trigger" amounts described above will be payable in the event the named executive officer experiences a qualifying termination within 24 months following the merger or, if the named executive officer's employment is terminated by D&B at the request of Parent and its affiliates, prior to the merger. The "single-trigger" and "double-trigger" components of the aggregate total compensation amounts, respectively, for each named executive officer are as follows:

Name	Single-Trigger Payments ($)	Double-Trigger Payments ($)
Thomas J. Manning	1,440,690	—
Richard H. Veldran	13,681,112	2,265,822
Joshua L. Peirez	6,629,000	—
Curtis D. Brown	3,659,945	2,421,669
Christie A. Hill	2,828,225	2,018,847
(8)
Mr. Peirez served as our President and Chief Operating Officer until March 15, 2018, when he resigned from D&B. Mr. Peirez received benefits associated with a voluntary termination and has already received his cash incentive payment and equity awards for performance periods that ended prior to the date of this proxy statement.

        Any amounts shown in the tables above that are subject to the golden parachute excise tax under Section 4999 of the tax code may be subject to reduction to the extent such reduction would result in the named executive officer retaining a greater after-tax amount of such payment.

Financing of the Merger

        We anticipate that the total funds needed to complete the merger (including the funds to pay D&B stockholders and to pay the holders of other equity-based interests the amounts due to them under the merger agreement), which would be approximately $[•] billion, will be funded through a combination of the following:

  (i)
  debt financing commitments made to Merger Sub by the debt financing sources under the debt commitment letter in the aggregate of up to $4.580 billion, consisting of a $3.130 billion senior secured term loan facility, a $400.0 million senior secured revolving credit facility, a $200.0 million senior secured 364-day bridge loan facility and an $850.0 million senior unsecured bridge loan facility (or in lieu of the $850.0 million senior unsecured bridge loan facility, the issuance by Merger Sub of up to $850.0 million of senior unsecured notes, which will reduce the amount of such bridge loan facility);

  (ii)
  preferred financing commitments made to Parent, by the preferred financing sources under the preferred commitment letter, in an aggregate amount of $1.050 billion; and

  (iii)
  equity financing commitments made to Parent and Merger Sub, by the Sponsors under equity commitment letters, in an aggregate amount of up to approximately $1.943 billion.

        The completion of the merger is not conditioned upon Parent's receipt of financing.

Debt Financing

        In connection with the entry into the merger agreement, Merger Sub has obtained a debt commitment letter from Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Royal Bank of Canada to provide debt financing upon the terms and subject to the conditions set forth in the debt commitment letter in the aggregate amount of up to $4.580 billion, consisting of a $3.130 billion senior secured term loan facility, a $400.0 million senior secured revolving credit facility, a $200.0 million senior secured 364-day bridge loan facility and an $850.0 million senior unsecured bridge loan facility (or in lieu of the $850.0 million senior unsecured bridge loan facility, the issuance by Merger Sub of up to $850.0 million of senior unsecured notes, which will reduce the amount of such bridge loan facility) (collectively, the "debt facilities"; the financing available under the debt facilities, the "debt financing").

        The proceeds of the debt financing will be used (i) to finance the consummation of the transactions contemplated by the merger agreement on the closing date, including the payment of any amounts required to be paid by Parent pursuant to the merger agreement on the closing date, (ii) to repay indebtedness of D&B under its existing credit facilities and senior notes (the "closing refinancing"), (iii) to pay fees and expenses incurred in connection therewith, (iv) to defease an unqualified pension plan and (v) to fund working capital and general corporate purposes (including to finance any closing date working capital needs and to replace, backstop or cash collateralize existing letters of credit (if any) of D&B or its subsidiaries on the closing date). The aggregate principal amount of the debt financing may be increased to fund certain original issue discount or upfront fees in connection with the debt financing.

        The obligations of the financing sources under the debt commitment letter to provide the debt financing are subject to a number of customary conditions, including, among other things, (i) since August 8, 2018, no "company material adverse effect" shall have occurred that is continuing and no change, event, effect or circumstance shall have occurred that, individually or in the aggregate, would reasonably be expected to have a "company material adverse effect", (ii) the consummation of the merger in all material respects in accordance with the merger agreement (without giving effect to any amendments, waivers or consents thereof or thereto that are materially adverse to the lenders without the consent of the lead arrangers), (iii) the consummation of the equity financing, (iv) the consummation of the closing refinancing (or the giving of irrevocable notice in respect thereof), (v) the delivery of certain audited, unaudited and pro forma financial statements, (vi) expiration of a 12 consecutive business day period (subject to certain blackout dates) following the delivery of a customary preliminary offering memorandum containing certain specified information and pro forma financial statements, (vii) the taking of certain actions necessary to establish and perfect a security interest in the applicable collateral, subject to certain exceptions, (viii) the receipt of documentation and other information under applicable "know your customer" and anti-money laundering rules and regulations (including the PATRIOT Act), (ix) the execution and delivery by the borrower and guarantors of definitive documentation with respect to the applicable debt facilities consistent with the debt commitment letter, (x) the delivery of certain customary closing documents (including a customary solvency certificate), (xi) the accuracy of certain limited representations and warranties, and (xii) the payment of applicable invoiced fees and expenses.

        The obligations of the debt financing sources under the debt commitment letter to provide the debt financing will terminate at 11:59 p.m. Eastern Time on May 15, 2019 (or such earlier date on which the merger agreement is validly terminated in accordance with its terms prior to the consummation of the merger), unless the debt financing sources shall agree to an extension.

        If any portion of the debt financing becomes unavailable on the terms and conditions contemplated by the debt commitment letter and the fee letter related thereto (the "fee letter"), each of Parent and Merger Sub has agreed under the merger agreement to use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and obtain alternative financing from the same or alternative sources (i) on terms and conditions not materially less favorable to Parent than those contemplated in the debt commitment letter, (ii) with conditions to the funding of such alternative financing not more onerous, when taken as a whole, than those conditions and terms contained in the debt commitment letter and (iii) in an amount, together with other portions of the financing that remain available to Parent and Merger Sub, sufficient to consummate the transactions contemplated by the merger agreement and to pay related fees and expenses; provided that Parent has no obligation to pay any fees in excess of what it was obligated to pay under the original debt commitment (taking into account any "market flex" and/or "securities demand" provisions applicable thereto) nor obtain debt financing on terms materially worse than the terms contained in the original debt commitment letter (including any "market flex" and/or "securities demand" provisions applicable thereto).

        As of the last practicable date before the printing of this proxy statement, the debt commitment letter is in effect, and Parent has not notified us of any plans to utilize alternative financing. The documentation governing the debt financing contemplated by the debt commitment letter has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement.

Equity Financing

        Parent has received equity commitment letters from each of the Sponsors pursuant to which each of the Sponsors has committed, severally but not jointly, on the terms and subject to the conditions of their respective equity commitment letters, to provide such Sponsor's portion of the equity financing in an aggregate amount up to $1.943 billion solely for the purpose of funding certain amounts required to be paid or deposited by Parent pursuant to the merger agreement and paying all fees and expenses required to be paid by Parent pursuant to the merger agreement.

        Funding of the equity financing is subject to the conditions provided in the equity commitment letters, which include: (i) the execution and delivery of the merger agreement by D&B, Parent and Merger Sub, (ii) the satisfaction or waiver of each of the conditions to the obligations of Parent and Merger Sub to effect the closing (other than those conditions that by their nature are to be satisfied by actions taken at or immediately prior to the closing (but subject to such conditions being satisfied at the closing)), (iii) the substantially simultaneous consummation of the closing in accordance with the terms of the merger agreement and (iv) the substantially simultaneous funding of the debt financing and preferred financing or alternative financing.

        The obligations of each of the Sponsors to fund the equity financing will terminate automatically and immediately upon the earliest to occur of(i) the closing of the merger, (ii) the termination of the merger agreement in accordance with its terms (or, if D&B has made a claim under the equity commitment letters prior to such date, the date that such claim is finally satisfied or otherwise finally resolved), (iii) the acceptance by D&B or any of its affiliates of all or any portion of D&B's termination fee or of any payment pursuant to the limited guarantees and (iv) the assertion by D&B or any of its affiliates of any claim (other than certain specified claims set forth in the limited guarantees) against each of the Sponsors (as applicable) or any of their respective affiliates or related parties.

Preferred Financing

        Parent has also received a preferred commitment letter from the preferred financing sources to purchase from Parent, upon the terms and subject to the conditions set forth in the preferred commitment letter, shares of a single class of Series A preferred equity of Parent in exchange for an aggregate liquidation preference amount of $1.050 billion (the "preferred financing" and together with the debt financing and the equity financing, the "financing").

        The obligations of the preferred financing sources to purchase the preferred equity pursuant to the preferred commitment letter are subject to a number of customary conditions, including, among other things, (i) since August 8, 2018, no "company material adverse effect" shall have occurred that is continuing and no change, event, effect or circumstance shall have occurred that, individually or in the aggregate, would reasonably be expected to have a "company material adverse effect", (ii) the consummation of the merger in all material respects in accordance with the merger agreement (without giving effect to any amendments, waivers or consents thereof or thereto that are materially adverse to the preferred financing sources without the consent of the preferred financing sources), (iii) the consummation of the equity financing (which for the avoidance of doubt does not include the preferred financing) and the debt financing (including, as applicable, the issuance by Merger Sub of up to

$850.0 million of senior unsecured notes in lieu of the $850.0 million senior unsecured bridge facility (which issuance will reduce the amount of such bridge loan facility)), (iv) the consummation of the closing refinancing (or the giving of irrevocable notice in respect thereof), (v) the delivery of certain audited, unaudited and pro forma financial statements, (vi) the receipt of documentation and other information under applicable "know your customer" and anti-money laundering rules and regulations (including the PATRIOT Act), (vii) the execution and delivery by Parent or its assignee of definitive documentation consistent with the preferred commitment letter, (viii) the delivery of certain customary closing documents (including a customary solvency certificate), (ix) the accuracy of certain limited representations and warranties and (x) the payment of applicable invoiced fees and expenses.

        The obligations of the preferred financing sources under the preferred commitment letter to purchase the preferred equity will terminate at 11:59 p.m. Eastern Time on May 15, 2019 (or such earlier date on which the merger agreement is validly terminated in accordance with its terms prior to the consummation of the merger), unless the preferred financing sources agree to an extension.

Cannae Side Letter

        In connection with the execution and delivery of the merger agreement and its execution and delivery of an equity commitment letter with Parent, Cannae entered into a side letter with Parent (the "Cannae side letter"), a copy of which is attached to this proxy statement as Annex E. The terms of the side letter require Cannae, as soon as reasonably practicable following the execution of the merger agreement, to use reasonable best efforts, in collaboration with Parent, to syndicate at least $600.0 million of its $900.0 million equity commitment to other investors, subject to certain qualifications set forth therein.

        In addition, the side letter places certain restrictions on the ability of Cannae and its subsidiaries to sell or pledge any of the 37,135,921 shares of the common stock of Ceridian HCM Holding Inc. owned by Cannae Holdings, LLC, a wholly owned subsidiary of Cannae, other than for the purposes of funding the equity commitment, along with certain other restrictions. The obligations of Cannae under the Cannae side letter will terminate automatically and immediately upon the earliest to occur of: (a) the closing; (b) the reduction of Cannae's equity commitment to $300.0 million or less, subject to the conditions stipulated in the Cannae side letter; and (c) the termination of Cannae's obligation to fund its equity commitment pursuant to the terms of the equity commitment letter it entered into with Parent. Additionally, Cannae shall remain the primary obligor for its equity commitment (including to the extent syndicated) until the earlier of (i) the closing and (ii) the termination of Cannae's obligation to fund its equity commitment pursuant to the terms of the equity commitment letter it entered into with Parent. Cannae is permitted to have its syndicated investors enter into an equity commitment with Parent or D&B.

Limited Guarantees

        Subject to the terms and conditions set forth in the limited guarantees, dated August 8, 2018, each of the Sponsors has, severally and not jointly, guaranteed its portion of the payment obligations of Parent with respect to (i) the obligation of Parent under the merger agreement to pay the reverse termination fee if the merger agreement is terminated under specified circumstances (see the section entitled "The Merger Agreement—Termination Fees and Expenses") and (ii) Parent's obligation to pay certain interest and expenses and certain reimbursement and indemnification obligations of Parent under the merger agreement, subject to certain caps and limitations set forth in the merger agreement and the limited guarantees.

        Each Sponsor's obligations under its limited guarantee is subject to a cap which is its pro rata portion of an aggregate amount equal to approximately $380.1 million.

        Each limited guarantee will terminate and be of no further force and effect upon the earliest to occur of: (i) the consummation of the closing of the merger, (ii) such time as the applicable guarantor under such limited guarantee has made payments in respect of obligations under the applicable limited guarantee that, in the aggregate, equal or exceed the cap set forth in the applicable limited guarantee, (iii) the termination of the merger agreement in circumstances where Parent is not obligated to pay a reverse termination fee and (iv) July 7, 2019 (except if D&B has commenced litigation under and pursuant to the limited guarantee, then each limited guarantee will terminate within 60 days following the date that such action is finally resolved and satisfied).

Antitrust Review Required for the Merger and Other Regulatory Filings

U.S. Antitrust

        Under the HSR Act and the rules that have been promulgated thereunder by the FTC, we cannot complete the merger until we have given notification and furnished information to the FTC and the DOJ, and until the applicable waiting period has expired or has been terminated. The merger is subject to the waiting period requirements and may not be completed until the expiration of a 30-day waiting period (which may be extended as described below) following the filing of the premerger notification and report forms with the DOJ and the FTC. On [•], 2018, D&B and [Parent] each filed a premerger notification and report form under the HSR Act with the DOJ and the FTC, as a result of which the applicable waiting period under the HSR Act is scheduled to expire [•], 2018 at 11:59 p.m. Eastern Time, unless otherwise terminated or extended if the DOJ or FTC requests additional information and documentary material.

Foreign Antitrust and Other Regulatory Filings

        Federal and state laws and regulations require that D&B and/or Parent (or their affiliates) obtain approvals, consents or certificates of need from, file new license and/or permit applications with, and/or provide notice to, applicable governmental entities in connection with the merger.

        In addition, the obligation of the parties to the merger agreement to effect the merger is subject to obtaining the following:

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  FCA approval (or deemed approval) of the acquisition of control of Dun & Bradstreet Limited;

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  approval under the Russian Law on Protection of Competition (as amended); and

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  approval, or expiration of the waiting period, under Germany's Chapter VII of the Act against Restraints of Competition, as amended.

General

        Under the merger agreement, D&B and Parent are required to cooperate with each other and use (and to cause each of their respective subsidiaries to use) their reasonable best efforts to take, or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the merger and the other transactions contemplated by the merger agreement as soon as practicable, including preparing and filing as promptly as reasonably practicable all documentation to affect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the merger and the other transactions contemplated by the merger agreement. For more information, see "The Merger Agreement—Efforts to Complete the Merger" beginning on page [•].

        While we have no reason to believe it will not be possible to complete the antitrust review or obtain the applicable regulatory approvals in a timely manner, there is no certainty that these will be completed within the periods of time currently contemplated or that the completion of any of the review or receipt of the applicable regulatory approvals will not be conditioned upon actions that will be materially adverse to D&B or Parent or that a challenge to the merger will not be made. If a challenge is made, we cannot predict the result. For example, at any time before or after completion of the merger, the FTC or DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of D&B. Private parties or State Attorneys General may also bring actions under antitrust and other laws under certain circumstances.

        The expiration or termination of the HSR waiting period merely implies the satisfaction of certain regulatory criteria, which do not include review of the merger from the standpoint of the adequacy of the consideration to be received by D&B stockholders. Further, antitrust reviews do not constitute an endorsement or recommendation of the merger.

Material U.S. Federal Income Tax Consequences of the Merger

        In general, the exchange of D&B common stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. In general, a U.S. holder (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•]) who receives cash in exchange for shares of D&B common stock in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder's adjusted tax basis in such shares. Such gain or loss will be determined separately for each block of shares of D&B common stock (i.e., shares of D&B common stock acquired at the same time and at the same cost in a single transaction). The determination of the actual tax consequences of the merger to a holder of D&B common stock will depend on the holder's specific situation.

        The tax consequences of the merger to you will depend on your particular circumstances. You should read the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page [•] and consult your tax advisors regarding the U.S. federal income tax consequences of the merger to you in your particular circumstances, as well as the tax consequences arising under other U.S. federal tax laws and the laws of any state, local or foreign taxing jurisdiction.

Delisting and Deregistration of D&B Common Stock

        As promptly as practicable following the effectiveness of the merger, the D&B common stock currently listed on the NYSE will cease to be listed on the NYSE and will be deregistered under the Exchange Act.

Appraisal Rights

        If the merger is completed, D&B stockholders will be entitled to appraisal rights under Section 262 of the DGCL, provided that they strictly comply with the requirements of Section 262 of the DGCL.

        Under the DGCL, if you do not wish to accept the $145.00 per share merger consideration provided for in the merger agreement, you have the right to seek appraisal of your shares of D&B common stock and to receive payment in cash for the "fair value" of your shares of D&B common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value, provided that you strictly comply with the requirements of Section 262 of the DGCL. The "fair value" of your shares of D&B common stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the $145.00 per share that you are otherwise entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. D&B stockholders who do not vote in favor of the merger proposal and who properly demand appraisal for their shares in compliance with the provisions of Section 262 of the DGCL and who do not thereafter fail to perfect, withdraw or otherwise lose such rights will be entitled to appraisal rights. Strict compliance with the statutory procedures in Section 262 of the DGCL is required. Failure to timely and properly comply with the statutory requirements will result in the loss of your appraisal rights.

        This section is intended only as a brief summary of certain provisions of the Delaware statutory procedures that a stockholder must follow in order to demand and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL. All references in Section 262 of the DGCL and in this summary to a "stockholder" or a "holder" are to the record holder of the shares of D&B common stock as to which appraisal rights are asserted.

        Under Section 262 of the DGCL where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation must, not less than 20 days before the meeting, notify the stockholders who were stockholders of record on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes D&B's notice to our stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 of the DGCL is attached to this proxy statement as Annex C, in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C. Failure to comply timely and properly with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of D&B common stock, D&B believes that if a stockholder is considering exercising such rights, such stockholder should seek the advice of legal counsel.

        Any stockholder wishing to demand appraisal of his, her or its shares of D&B common stock must deliver to D&B at the address in the next paragraph below a written demand for appraisal of his, her or its shares of D&B common stock before the vote is taken to approve the merger proposal, which written demand must reasonably inform us of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its shares of D&B common stock. A stockholder's failure to deliver to D&B the written demand for appraisal prior to the taking of the vote on the merger proposal at the special meeting of stockholders will result in the loss of appraisal rights. A stockholder seeking to perfect appraisal rights must not vote or submit a proxy in favor of the merger proposal. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted "FOR" the merger proposal, and it will nullify any previously delivered written demand for appraisal and result in the loss of the stockholder's appraisal rights. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote "AGAINST" the merger proposal or abstain from voting on the merger proposal. Voting against or abstaining from voting or failing to vote on the merger proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the merger proposal. A stockholder seeking to exercise appraisal rights must hold of record the shares of D&B common stock on the date the written demand for appraisal is made and must continue to hold the shares of D&B common stock of record through the effective time.

        A stockholder will lose his, her or its appraisal rights if the stockholder transfers the shares for which it is seeking appraisal rights before the effective time.

        All demands for appraisal should be addressed to The Dun & Bradstreet Corporation, Attention: Corporate Secretary, 103 John F. Kennedy Parkway, Short Hills, NJ 07078, and must be delivered to D&B before the vote is taken to approve merger proposal at the special meeting, and must be executed by, or on behalf of, the record holder of the shares of D&B common stock.

        Only a holder of record of shares of D&B common stock is entitled to demand an appraisal of the shares registered in that holder's name. Accordingly, a demand for appraisal must be executed by or on behalf of the record stockholder. The demand should set forth, fully and correctly, the record stockholder's name as it appears in the transfer agent's records and should specify the stockholder's mailing address and the number of shares registered in the stockholder's name. The demand must state that the stockholder intends to demand appraisal of the stockholder's shares in connection with the merger. The demand cannot be made by the beneficial owner. The beneficial holder must have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of D&B common stock. If you hold your shares of D&B common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        If shares of D&B common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of D&B common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner or owners. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of D&B common stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of D&B common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of D&B common stock as to which appraisal is sought. Where no number of shares of D&B common stock is expressly mentioned, the demand will be presumed to cover all shares of D&B common stock held in the name of the record owner. If a stockholder holds shares of D&B common stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers or other nominees to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

        Within 10 days after the effective time, the surviving corporation in the merger must give notice of the date that the merger became effective to each of D&B's record stockholders who has submitted a demand for appraisal in compliance with Section 262 of the DGCL and who did not vote in favor of the merger proposal. At any time within 60 days after the effective time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder's demand and accept the consideration specified by the merger agreement for that stockholder's shares of D&B common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the merger will require written approval of D&B, as the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. If a petition for appraisal is filed and the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder's demand for appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only payment of the "fair value" of such stockholder's shares of D&B common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The fair value of the shares of D&B common stock determined in any such appraisal proceeding could be less than, equal to or more than the consideration offered pursuant to the merger agreement.

        Within 120 days after the effective time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of D&B common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. None of the Sponsors, Parent, Merger Sub or D&B, as the surviving corporation, has any obligation to file such a petition or has any present intention to file such a petition, and holders should not assume that any of the foregoing will file a petition. If a petition for appraisal is not timely filed, then the right to appraisal will cease. Accordingly, it is the obligation of the holders of D&B common stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of D&B common stock within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL will result in the loss of appraisal rights.

        Any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the merger proposal is, within 120 days after the effective date of the merger, entitled upon written request to receive from the surviving corporation a statement setting forth the aggregate number of shares of D&B common stock not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of D&B common stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition for appraisal or request from the surviving corporation such statement.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of D&B common stock and with whom agreements as to the value of their shares of D&B common stock have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. Notwithstanding the foregoing, upon application by the surviving corporation or any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion proceed to trial on the appraisal prior to final determination of the stockholders entitled to an appraisal. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of D&B common stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares of D&B common stock entitled to appraisal exceeds 1% of the outstanding shares of D&B common stock, or (2) the value of the consideration provided in the merger for such total number of shares of D&B common stock exceeds $1 million.

        The Delaware Court of Chancery will then conduct an appraisal proceeding to determine the fair value of the shares of D&B common stock as of the effective time exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value, together with interest, if any, by the surviving corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

        You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the per share merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share merger consideration. Moreover, none of the Sponsors, Parent, Merger Sub or D&B, as the surviving corporation, anticipates offering more than the per share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the "fair value" of a share of D&B common stock is less than or equal to the per share merger consideration. In determining "fair value," the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP,  Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Costs of the appraisal proceeding (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of D&B common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time, be entitled to vote shares of D&B common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of D&B common stock, other than with respect to payment as of a record date prior to the effective time. If no petition for appraisal is filed within 120 days after the effective time, or if the stockholder otherwise fails to perfect, validly withdraws or otherwise loses such holder's right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder's shares of D&B common stock will be deemed to have been converted at the effective time into the right to receive the $145.00 per share cash payment (without interest and subject to any applicable withholding taxes) for his, her or its shares of D&B common stock pursuant to the merger agreement.

        Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder's appraisal rights.

        In view of the complexity of Section 262 of the DGCL, D&B stockholders who may wish to pursue appraisal rights are encouraged to consult their legal and financial advisor.

THE MERGER AGREEMENT

        The following discussion sets forth the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the merger agreement. You are encouraged to read the merger agreement carefully in its entirety, as well as this proxy statement and any documents incorporated by reference herein, before making any decisions regarding the merger. This section is not intended to provide you with any factual information about D&B or Parent. Such information can be found elsewhere in this proxy statement and in the public filings D&B makes with the SEC, as described in the section entitled "Where You Can Find More Information" beginning on page [•].

The Merger

        Upon the terms and subject to the conditions of the merger agreement and in accordance with the DGCL, at the effective time, Merger Sub will merge with and into D&B, the separate corporate existence of Merger Sub will cease, and D&B will continue as the surviving corporation and a wholly owned subsidiary of Parent. The merger will have the effects set forth in the merger agreement and the relevant provisions of the DGCL.

Closing and Effectiveness of the Merger

        The closing of the merger will take place at 8:30 a.m. Eastern Time on the third business day following the day on which the last of the conditions to closing (described below under "The Merger Agreement—Conditions to the Closing of the Merger") have been satisfied or waived (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing, but subject to the satisfaction or waiver of those conditions at or immediately prior to the closing), or such other time as the parties to the merger agreement may agree in writing, provided that if Parent's marketing period (described below under "The Merger Agreement—Marketing Period and Efforts") has not ended at such time, then the closing will occur on the earlier of (i) a day during the marketing period specified by Parent in writing with no fewer than three business days' prior written notice to D&B and (ii) the second business day following the final day of the marketing period, in each case subject to the satisfaction or waiver of all applicable conditions to closing (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing, but subject to the satisfaction or waiver of those conditions at or immediately prior to the closing).

        On the closing date, Parent and D&B will file a certificate of merger with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The merger will become effective at the time the certificate of merger is duly filed with the Secretary of State of the State of Delaware or at such later time as D&B and Merger Sub may agree upon in writing and specify in the certificate of merger in accordance with the DGCL (the "effective time").

Merger Consideration

        At the effective time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one share of common stock, par value $0.01 per share, of the surviving corporation and each outstanding share of D&B common stock (other than excluded shares) will be converted automatically into the right to receive $145.00 in cash, without interest and subject to any applicable withholding taxes. After the merger is completed, holders of D&B common stock (other than any such holder who submitted a request for appraisal in compliance with the applicable provisions of Section 262 of the DGCL and the other instructions herein, which will continue to have appraisal rights, as provided by Section 262 of the

DGCL) will have only the right to receive the merger consideration and will no longer have any rights as holders of D&B common stock. Shares of D&B common stock held by us or any direct or indirect wholly owned subsidiary of D&B, including shares held in treasury by us, or by Parent or Merger Sub or any of their respective direct or indirect wholly owned subsidiaries, will remain outstanding at the effective time.

Exchange and Payment Procedures

        Prior to the closing date, Parent will select, subject to the approval of D&B (such approval not to be unreasonably withheld or delayed), a nationally recognized financial institution to make payments of the per share merger consideration to D&B stockholders (such financial institution, the "paying agent").

        Prior to or simultaneously with the effective time, Parent will deposit, or cause to be desposited, with the paying agent a cash amount in immediately available funds sufficient to pay the aggregate per share merger consideration to which D&B stockholders will become entitled. Promptly after the effective time (and in any event within one business day thereafter), the paying agent will mail to each holder of record of a certificate representing shares of D&B common stock (other than holders of excluded shares) a letter of transmittal and instructions advising stockholders how to surrender stock certificates and book-entry shares in exchange for the per share merger consideration.

        Upon surrender of a certificate (or affidavit of loss in lieu thereof) to the paying agent in accordance with the terms of such letter of transmittal, duly executed, the holder of such certificate will be entitled to receive an amount equal to the per share merger consideration multiplied by the number of shares represented by such certificate (or affidavit). Parent will cause the paying agent, upon receipt by the paying agent of an "agent's message" in customary form, to pay and deliver as promptly as reasonably practicable after the effective time, the per share merger consideration in respect of each share of D&B common stock held in book-entry form.

No Transfers Following the Effective Time

        From and after the effective time, there will be no transfers on the stock transfer books of D&B of the shares of D&B common stock that were outstanding immediately prior to the effective time.

Termination of Exchange Fund

        If any cash deposited with the paying agent is not claimed by the date that is one year after the effective time, such cash will be delivered to the surviving corporation, and any holders of shares of D&B common stock who have not complied with the exchange procedures in the merger agreement must thereafter look only to the surviving corporation for payment of the per share merger consideration (after giving effect to any required tax withholdings) upon due surrender of their certificates (or affidavits of loss in lieu thereof) or book-entry shares of our common stock, without any interest thereon. None of Parent, D&B, the surviving corporation or the paying agent will be liable to any former D&B stockholder for any amount properly delivered to a public official pursuant to any abandoned property, escheat or similar law.

Lost, Stolen or Destroyed Certificates

        If a D&B share certificate has been lost, stolen or destroyed, then, before a D&B stockholder will be entitled to receive the per share merger consideration, such stockholder will need to deliver an affidavit of that fact and, if required by Parent, post a bond (in such amount and on such terms as Parent may reasonably require) as indemnity against any claim that may be made in respect of such lost, stolen or destroyed certificate.

Appraisal Rights

        The merger agreement provides that D&B stockholders of record have appraisal rights under the DGCL in connection with the merger. D&B stockholders who do not vote in favor of the adoption of the merger agreement and who otherwise comply with the applicable provisions of Section 262 of the DGCL will be entitled to exercise appraisal rights thereunder. Any shares of D&B common stock held by a D&B stockholder as of the record date who has not voted in favor of the adoption of the merger agreement and who has demanded appraisal for such shares of D&B common stock in accordance with the DGCL will not be converted into a right to receive the per share merger consideration, unless such holder fails to perfect or withdraws or otherwise loses the right to appraisal under the DGCL. If, after the effective time, such holder of shares of D&B common stock fails to perfect or withdraws or otherwise loses his, her or its appraisal rights, each such share of D&B common stock will be treated as if it had been converted as of the effective time into a right to receive the per share merger consideration, without interest thereon, less any withholding taxes.

        Under the merger agreement, D&B must give Parent (i) prompt notice of any demands for appraisal, withdrawals and attempted withdrawals of such demands and any other instruments received by D&B relating to stockholders' rights of appraisal under the DGCL and (ii) the opportunity to participate in and consult with D&B regarding all negotiations and proceedings with respect to such demands for appraisal. D&B may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle any such demands, waive any failure to timely deliver a written demand for appraisal rights or agree to do any of the foregoing.

        THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SECTION 262 OF THE DGCL, THE FULL TEXT OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX C.

Withholding Taxes

        Each of D&B, Parent, Merger Sub, the surviving corporation and the paying agent will be entitled to deduct and withhold applicable taxes from the consideration otherwise payable pursuant to the merger agreement to any holder of shares of D&B common stock, D&B stock options or D&B stock awards, and pay over such withheld amounts to the appropriate governmental entity. Any amounts so withheld will be treated for all purposes of the merger agreement as having been paid to such holders.

Treatment of D&B Equity Awards

        Stock Options.    Each D&B stock option that is outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the per share merger consideration over the per share exercise price of such option, multiplied by (ii) the number of shares of D&B common stock underlying such D&B stock option, subject to any applicable withholding taxes. All outstanding D&B stock options are vested and exercisable. Any D&B stock option that has a per share exercise price that is equal to or greater than the per share merger consideration will be cancelled without consideration.

        Stock Awards.    Each D&B stock award that is outstanding as of immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of D&B common stock in respect of such D&B stock award multiplied by (ii) the per share merger consideration, subject to any applicable withholding taxes. Each such D&B stock award subject to performance-based vesting conditions for which actual performance has not been determined by D&B as of immediately prior to the effective time shall be deemed earned at the target performance level.

        Any payment to which a holder of D&B stock options or D&B stock awards may become entitled to receive will be paid through the surviving corporation's payroll systems no later than 10 business days following the effective time. However, any payment in respect of a D&B stock award that constitutes nonqualified deferred compensation subject to Section 409A of the tax code, will be paid at the earliest time permitted under the applicable plans that will not trigger interest or penalties under Section 409A.

Representations and Warranties

        The merger agreement contains certain representations and warranties that D&B made to Parent and Merger Sub, on the one hand, and that Parent and Merger Sub made to D&B, on the other hand (in some cases, as of specific dates). The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations (including through the use of exceptions for certain matters disclosed by the party that made the representations and warranties to the other party) agreed to by the parties in connection with negotiating the terms of the merger agreement. Accordingly, D&B stockholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances, and should bear in mind that the representations and warranties were made solely for the benefit of the parties to the merger agreement, were negotiated for purposes of governing contractual rights and relationships and allocating contractual risk among the parties to the merger agreement as of specific dates, rather than to establish matters as facts, and may be subject to contractual standards of materiality different from those generally applicable to stockholders. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be reflected in D&B's public disclosures. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time. This description of the representations and warranties is included to provide D&B stockholders with information regarding the terms of the merger agreement. The representations and warranties in the merger agreement and their description in this proxy statement should be read in conjunction with the other information contained in the reports, statements and filings D&B publicly files with the SEC.

        The merger agreement provides that a "company material adverse effect" means any change, event, effect or circumstance that, individually or taken together with all other changes, events, effects or circumstances, has had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of D&B and its subsidiaries, taken as a whole, except that none of the following (and no change, event, effect or circumstance arising out of or resulting from the following) will constitute or be taken into account in determining whether a company material adverse effect has occurred:

  •
  any changes in global, national or regional economic conditions;

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  any changes in conditions generally affecting the industries in which D&B and its subsidiaries operate;

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  any change in the market price or trading volume of D&B common stock on the NYSE (although changes, events, effects or circumstances underlying such decline may be taken into consideration, to the extent not otherwise excluded from consideration);

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  any change in the credit rating or the credit outlook of D&B or any of its subsidiaries (although changes, events, effects or circumstances underlying such change in credit rating may be taken into consideration, to the extent not otherwise excluded from consideration);

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  any regulatory, legislative or political conditions in the United States or any foreign jurisdiction, or securities, credit, financial or other capital markets conditions in the United States or any foreign jurisdiction;

  •
  any failure, in and of itself, by D&B or any of its subsidiaries to meet any internal or published plans, projections forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics (although changes, events, effects or circumstances underlying such failure may be taken into consideration, to the extent not otherwise excluded from consideration);

  •
  the negotiation, execution, delivery or performance of obligations under or public announcement of the merger agreement, including the impact thereof on the relationships, contractual or otherwise, of D&B or any of its subsidiaries with its employees or with its suppliers or customers;

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  any actions, suits, claims, investigations or other proceedings arising from or relating to the transactions contemplated by the merger agreement commenced or threatened against D&B, any of its subsidiaries, the Board or any committee thereof, Parent or Merger Sub;

  •
  changes or proposed changes in GAAP or laws applicable to D&B or any subsidiary or their repeal, enforcement or interpretation;

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  any geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), cyberterrorism (including by means of cyber-attack by or sponsored by a governmental entity), sabotage, terrorism or military actions, or any escalation or worsening of any such actions threatened or underway;

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  any change resulting from or arising out of a hurricane, earthquake, flood, or other natural disaster;

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  any action expressly required to be taken after signing by the merger agreement, or any failure to act to the extent expressly prohibited by the merger agreement, or taken at the written request of Parent or Merger Sub;

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  any change to the extent resulting from the identity of, or any facts or circumstances relating to, a Sponsor, Parent, Merger Sub or their respective affiliates, financing sources or investors, principals or employees, or their plans or intentions with respect to D&B or its business; or

  •
  the availability or cost of equity, debt or other financing to Parent or Merger Sub (although changes, events, effects or circumstances underlying such matters may be taken into consideration, to the extent not otherwise excluded from consideration);

        except, with respect to the first, second, fifth, ninth, tenth and eleventh bullet points above, to the extent that any such changes in conditions have a disproportionate adverse effect on D&B and its subsidiaries, taken as a whole, relative to other companies in the same industry as D&B and its subsidiaries (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a company material adverse effect).

        In the merger agreement, D&B made representations and warranties regarding, among other things:

  •
  organization, valid existence, good standing and qualification;

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  capitalization, including the number of shares of D&B common stock, shares of D&B preferred stock, D&B stock options, D&B stock awards and other D&B equity-based awards outstanding;

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  ownership of subsidiaries;

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  corporate power and authority to execute and deliver, to perform D&B's obligations under, and to consummate the transactions contemplated by, the merger agreement, and the enforceability of the merger agreement against D&B;

  •
  the determination of the fairness, the approval and declaration of the advisability of, and the resolution to recommend the adoption of, the merger agreement by the Board;

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  the receipt of an opinion from J.P. Morgan regarding the fairness, from a financial point of view, of the merger consideration to be paid to holders of shares of our common stock in the merger;

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  the governmental consents and approvals required in connection with the transactions contemplated by the merger agreement;

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  the absence of violations of, or conflicts with, organizational documents, certain contracts or applicable law as a result of D&B entering into the merger agreement and consummating the merger and the other transactions contemplated by the merger agreement;

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  the proper filing of documents with the SEC since January 1, 2016 and the accuracy of the information contained in such documents;

  •
  compliance with applicable listing and corporate governance rules and regulations of the NYSE;

  •
  the conformity with GAAP of D&B's financial statements filed with the SEC and compliance with the applicable provisions of the Sarbanes-Oxley Act;

  •
  disclosure controls and procedures and internal controls over financial reporting and compliance with the certification requirements of the Sarbanes-Oxley Act by D&B's principal executive officer and principal financial officer since January 1, 2016;

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  the conduct of D&B and its subsidiaries' respective businesses and the absence of a company material adverse effect since January 1, 2016;

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  the absence of certain litigation and governmental orders;

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  the absence of undisclosed liabilities required to be disclosed by GAAP;

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  employee benefits matters, including matters related to employee benefit plans;

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  compliance with applicable federal, state, local and foreign laws and permits;

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  the absence of any pending or threatened government investigation;

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  compliance with certain material contracts;

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  matters relating to D&B's owned and leased property;

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  the absence of takeover statutes applicable to the shares of D&B common stock;

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  environmental matters;

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  tax matters;

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  labor matters;

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  intellectual property;

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  compliance with anti-corruption laws;

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  compliance with economic sanctions laws and regulations;

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  compliance with United States export and re-export control laws;

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  insurance coverage;

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  the proper filing, compliance and accuracy of this proxy statement;

  •
  fees payable to brokers and D&B's financial advisor in connection with the merger; and

  •
  compliance with certain government contracts.

        Some of D&B's representations and warranties are qualified as to materiality or by exceptions related to the absence of any circumstances which would or would reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of D&B to consummate the transactions contemplated by the merger agreement.

        In the merger agreement, Parent and Merger Sub have made representations and warranties regarding, among other things:

  •
  organization, good standing and qualification;

  •
  limited partnership and corporate power and authority to execute and deliver, to perform their respective obligations under, and to consummate the transactions contemplated by, the merger agreement, and the enforceability of the merger agreement against Parent and Merger Sub;

  •
  the governmental consents and approvals required in connection with the transactions contemplated by the merger agreement;

  •
  the absence of violations of, or conflicts with, organizational documents, certain contracts or applicable law as a result of Parent and Merger Sub entering into the merger agreement and consummating the merger and the other transactions contemplated by the merger agreement;

  •
  the absence of certain litigation and governmental orders;

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  the receipt of executed equity, preferred and debt commitment letters;

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  the enforceability of the equity, preferred and debt commitment letters as of the date of the merger agreement against Parent and Merger Sub;

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  solvency;

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  the delivery by Parent to D&B of the limited guarantees;

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  capitalization of Merger Sub;

  •
  fees payable to brokers and D&B's financial advisor in connection with the merger;

  •
  ownership of D&B capital stock;

  •
  the absence of takeover statutes applicable to Parent or Merger Sub;

  •
  the absence of certain agreements with any D&B director, officer, management employee or stockholder relating to the merger agreement or the transactions contemplated thereby;

  •
  the accuracy of the information supplied by Parent and Merger Sub for inclusion in this proxy statement; and

  •
  the non-reliance on Company forecasts and business plans.

        Some of Parent's and Merger Sub's representations and warranties are qualified as to materiality or by exceptions related to the absence of any circumstances which would or would reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated by the merger agreement.

        The representations and warranties of each of the parties to the merger agreement will expire upon the completion of the merger or the termination of the merger agreement.

Covenants Relating to the Conduct of Business Pending the Merger

        D&B has agreed to restrictions on the operation of its business until the earlier of the effective time or the valid termination of the merger agreement. Except (i) as expressly required or permitted by the merger agreement, (ii) as set forth in the company disclosure letter delivered in connection with the merger agreement, (iii) as required by applicable law or (iv) with the prior written approval of Parent (which approval will not be unreasonably withheld, delayed or conditioned), (a) D&B has agreed to, and to cause its subsidiaries to, conduct its business in all material respects in the ordinary course and use commercially reasonable efforts to maintain and preserve their business organizations substantially intact, to maintain satisfactory relationships with government entities, customers, suppliers, employees and other business relationships having significant business dealings with them, and keep available the services of key employees and agents, and (b) without limiting the foregoing, D&B has agreed not to, and not to permit its subsidiaries to, without the prior written approval of Parent (which approval will not be unreasonably withheld, delayed or conditioned):

  •
  amend its organizational documents;

  •
  merge or consolidate with any other person, except for any such transactions among wholly owned subsidiaries of D&B;

  •
  acquire any business or any assets in excess of $5 million individually or $15 million in the aggregate, other than acquisitions from D&B's vendors or suppliers in the ordinary course of business consistent with past practice;

  •
  issue, sell, pledge, dispose of, grant, transfer, encumber or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, any shares of capital stock or other equity securities of D&B or any of its subsidiaries or securities convertible or exchangeable into or exercisable for, or give any person a right to subscribe for or acquire (including options, warrants or other rights of any kind), any shares of capital stock or other equity securities of D&B or any of its subsidiaries, subject to certain exceptions;

  •
  make any loans, advances, guarantees or capital contributions to or investments in any person in excess of $5 million individually or $15 million in the aggregate, subject to certain exceptions;

  •
  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except for (i) dividends paid by any direct or indirect wholly owned subsidiary of D&B to D&B or to any other direct or indirect wholly owned subsidiary of D&B and (ii) the payment of the $0.5225 per share dividend declared prior to the date of the merger agreement) or enter into any agreement with respect to the voting of its capital stock;

  •
  reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock, subject to certain exceptions;

  •
  incur any indebtedness for borrowed money or guarantee such indebtedness of another person (other than a wholly owned subsidiary of D&B) or issue or sell any debt securities or warrants or other rights to acquire any debt security of D&B or any of its subsidiaries, other than (i) indebtedness incurred in the ordinary course of business consistent with past practice under D&B's existing credit agreements in an aggregate principal amount that does not exceed, as of any time, the aggregate principal amount outstanding under D&B's existing credit agreements as of June 30, 2018 by more than $50 million and that may be repaid at any time without premium or penalty and (ii) indebtedness incurred under D&B's existing credit agreements in an aggregate amount up to $91 million as required to fund a rabbi trust in connection with the transactions contemplated by the merger agreement;

  •
  make any material changes with respect to financial accounting policies or procedures, except as required by GAAP;

  •
  subject to certain exceptions, settle any litigation or other proceedings before a governmental entity if such settlement (i) involves the payment of monetary damages that exceed $5 million individually or $15 million in the aggregate during any calendar year, net of any amount covered by insurance or indemnification or (ii) imposes or requires actions that would have a material effect on the continuing operations of D&B or its subsidiaries;

  •
  subject to certain exceptions, (i) make, revoke or change any tax election, (ii) settle, consent to or compromise any tax proceeding or any tax claim or assessment or surrender a right to a tax refund, respectively, in excess of $5 million individually or $15 million in the aggregate, (iii) consent to any extension or waiver of any limitation period with respect to any tax claim or assessment, (iv) file an amended tax return, (v) enter into a closing agreement with any tax authority regarding an amount of taxes or tax matter, (vi) change any method of tax accounting or (vii) take any action that would reasonably be expected to preclude D&B or any of its subsidiaries from making a valid election under Section 965(h) or Section 965(n) of the Internal Revenue Code of 1986, as amended;

  •
  transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets of D&B or its subsidiaries, including capital stock of any of its subsidiaries, subject to certain exceptions;

  •
  subject to certain exceptions, (i) enter into or amend any agreement providing compensation or benefits to any current or former director, officer, employee or individual independent contractor, (ii) enter into, adopt, amend, modify or terminate any compensation or benefit plans, (iii) accelerate the vesting or payment of any cash or equity award held by any former or current director, officer, employee or individual independent contractor, (iv) hire or engage the services of any individual who is expected to hold a position of vice president or above and have an annual base salary equal to or above $300,000, (v) increase the compensation provided to any current or former director, officer, employee or individual independent contractor, (vi) pay any material bonus or incentive compensation or (vii) to fund certain plans or arrangements;

  •
  enter into any contract which would limit (i) the incurrence of indebtedness or (ii) the declaration and payment of the dividends in respect of the capital stock of D&B or any of its subsidiaries;

  •
  subject to certain exceptions, (i) revalue in any material respect any of its properties, assets, including writing off notes or accounts receivables, other than in the ordinary course of business or (ii) make any material change in any of its accounting principles or practices;

  •
  subject to certain exceptions, (i) incur or commit to incur any capital expenditures, (ii) enter into, modify, amend or terminate any material contract, (iii) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice, (iv) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of D&B or other person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404, (v) effectuate a "plant closing," "mass layoff" (each as defined in the Worker Adjustment and Retraining Notification Act of 1988 or any similar law) or other collective employee layoff, collective redundancy, or similar event, (vi) grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor or (vii) waive or release any material claim;

  •
  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of D&B or any significant subsidiary; or

  •
  agree, resolve or commit to do any of the foregoing.

Go-Shop Period; Restrictions on Solicitation of Acquisition Proposals

Go-Shop Period

        During the period beginning on August 8, 2018 and continuing until 11:59 p.m. Eastern Time on September 22, 2018 (the "go-shop period"), D&B and its subsidiaries and their respective directors, officers and other representatives have the right to:

  •
  initiate, solicit and encourage any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal (as defined on page [•]) and to otherwise facilitate any effort or attempt by any person to make an acquisition proposal, including by way of releasing, waiving, modifying and not enforcing any existing standstill provisions in order to make acquisition proposals to the Board and providing access to non-public information to any persons related to any acquisition proposal pursuant to a confidentiality agreement with each such person which complies with the terms of the merger agreement (but D&B must promptly (and in any event within 24 hours thereafter) make available to Parent and Merger Sub any material non-public information concerning D&B or its subsidiaries that D&B provides to any such person that was not previously made available to Parent or Merger Sub);

  •
  initiate, engage in, continue or otherwise participate in any discussions or negotiations with any person regarding any acquisition proposal; or

  •
  otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with, or any effort or attempt to make any acquisition proposal by, any person.

No Solicitation or Negotiation of Acquisition Proposals

        Following the expiration of the go-shop period and until the earlier of the effective time and the termination of the merger agreement in accordance with its terms, neither D&B nor any of its subsidiaries nor any of their respective directors and officers may, and D&B will instruct, direct and use its reasonable best efforts to cause its and its subsidiaries' other representatives not to, directly or indirectly:

  •
  initiate, solicit, propose or knowingly encourage, or facilitate any inquiries, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any acquisition proposal;

  •
  engage in, continue or otherwise participate in any discussions (other than to inform any person of the non-solicitation provisions of the merger agreement) or negotiations regarding, or provide any non-public information or data to any person relating to, any acquisition proposal or any proposal or offer that could reasonably be expected to lead to an acquisition proposal;

  •
  otherwise knowingly encourage or facilitate any effort or attempt to make an acquisition proposal;

  •
  take any action to exempt any third party from the restrictions on "business combinations" contained in Section 203 of the DGCL or any other applicable takeover statute or otherwise cause such restrictions not to apply; or

  •
  authorize, approve, endorse, recommend or execute or enter into any letter of intent, agreement in principle, term sheet, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition proposal (other than a confidentiality agreement permitted by the terms of the merger agreement).

        Notwithstanding the restrictions described above, until 11:59 p.m. Eastern Time on October 7, 2018, D&B may continue solicitation of, or discussion or negotiations with, any third party (other than an investment fund or financial sponsor with whom D&B has executed a confidentiality agreement in connection with a potential acquisition of or private investment in D&B during the period from December 28, 2017 to August 8, 2018) from whom a written acquisition proposal was received during the go-shop period that the board determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes or is reasonably likely to lead to a superior proposal (each such third party, an "excluded person").

Fiduciary Exception

        Further, notwithstanding the foregoing non-solicitation restrictions, at any time prior to obtaining the approval of the merger proposal by D&B stockholders at the special meeting, D&B and its representatives may:

  •
  provide information to any person (including affiliates and prospective equity and debt financing sources of such person) from whom D&B has received a bona fide written acquisition proposal, so long as D&B did not materially breach its non-solicitation covenants in respect of such person, D&B receives from such person a confidentiality agreement with customary confidentiality terms no less restrictive to such person than those contained in the confidentiality agreement between D&B and CC Capital (subject to certain exceptions), and D&B substantially concurrently (and in any event within 24 hours) makes available to Parent and Merger Sub any non-public information concerning D&B provided to such person that has not previously been provided to Parent or Merger Sub;

  •
  engage or participate in discussions or negotiations with any person with respect to such bona fide, written acquisition proposal; or

  •
  subject to compliance with certain notice and "matching" rights of Parent as described below, authorize, adopt, approve, recommend or otherwise declare advisable or propose to authorize, adopt, approve, recommend or declare advisable (publicly or otherwise) such an acquisition proposal, if and only to the extent that,

  •
  prior to taking any action described in the immediately preceding three bullet points, the Board or a committee of the Board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the directors' fiduciary duties under applicable law;

  •
  prior to taking any action described in the first two bullet points above, the Board or a committee of the Board has determined in good faith after consultation with its financial advisor and outside legal counsel that such acquisition proposal either constitutes a superior proposal or is reasonably likely to lead to a superior proposal; and

  •
  in the case referred to in the third bullet point above, the Board or a committee of the Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal is a superior proposal.

Notice

        D&B must promptly (and, in any event, within 24 hours) notify Parent if any proposals, offers or requests for non-public information with respect to an acquisition proposal are received by, or any discussions or negotiations regarding an acquisition proposal are sought to be initiated or continued with, it or any of its representatives, which notice shall include a summary of the material terms and conditions of any proposals, offers or requests, the identity of the person making any such proposals, offers or requests for information (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter must keep Parent reasonably informed, on a prompt basis (and in any event within 24 hours), of the material terms of any such proposals, offers or requests (including any amendments thereto) and any material developments with respect to the status of any such proposals, offers or requests or discussions or negotiations with respect thereto.

No Change of Recommendation or Alternative Acquisition Agreement

        Under the terms of the merger agreement, subject to the exceptions described below, the Board has agreed to recommend that D&B stockholders vote in favor of the merger proposal, and neither the Board nor any committee thereof may take any of the following actions (any action described in the four bullet points immediately below, a "change of recommendation"):

  •
  withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent or Merger Sub, the Board recommendation with respect to the merger;

  •
  fail to include the Board recommendation in this proxy statement;

  •
  authorize, approve, recommend or otherwise declare advisable, or publicly propose to authorize, approve, recommend or otherwise declare advisable, any acquisition proposal or proposal reasonably likely to lead to an acquisition proposal; or

  •
  fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any acquisition proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer.

        In addition, subject to the exceptions described below, neither the Board nor any committee thereof may authorize, cause or permit D&B or any subsidiary of D&B to enter into an alternative acquisition agreement (other than confidentiality agreements entered into in accordance with the merger agreement) relating to any acquisition proposal.

Fiduciary Exception

        However, at any time prior to the time the requisite Company vote is obtained, the Board may effect a change of recommendation (i) in connection with a superior proposal or (ii) in response to an intervening event (as defined on page [•]), in either case, if the Board determines in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with the directors' fiduciary duties under applicable law, and (iii) may also terminate the merger agreement to enter into an alternative acquisition agreement with respect to a superior proposal; so long as:

  •
  D&B has provided prior written notice to Parent at least five business days in advance of taking any action described in the paragraph immediately above, describing such proposed action and the circumstances giving rise to such proposed action, including, if applicable, certain details with respect to any superior proposal and has provided three business days' written notice of any material revisions to the terms of such superior proposal;

  •
  D&B and its financial advisor and outside legal counsel have negotiated with Parent and its representatives in good faith (to the extent Parent desires to negotiate) during such five business day period to make such adjustments to the terms and conditions of the merger agreement such that the failure to take such action would no longer be inconsistent with the directors' fiduciary duties under applicable law;

  •
  following the end of such five business day period, the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that, in the case of a change of recommendation in connection with a superior proposal, such acquisition proposal remains a superior proposal (taking into account any revisions to the merger agreement made or proposed in writing by Parent prior to the time of such determination) and that failure to take such action would continue to be inconsistent with the directors' fiduciary duties under applicable law; and

  •
  in the event of a termination of the merger agreement to enter into an alternative acquisition agreement with respect to a superior proposal, D&B has validly terminated the merger agreement and paid the Company termination fee (as defined on page [•]).

        Any material revisions to the terms of any such superior proposal will require delivery of a new notice and other materials and a new period to negotiate with Parent or Merger Sub as described above, except that the five business day period referred to above will be deemed to be a three business day period.

        Nothing contained in the merger agreement prevents D&B from taking and disclosing a position contemplated by Rule 14e-2(a) or Rule 14d-9 under the Exchange Act or making a customary "stop-look-and-listen" communication pursuant to Rule 14d-9(f) under the Exchange Act.

        After the go-shop period or, with respect to any excluded person, after October 7, 2018, D&B will (and will cause its subsidiaries and will instruct and direct, and use its reasonable best efforts to cause its representatives to) immediately cease any existing activities, communications, discussions or negotiations with any parties conducted prior to the date of the merger agreement with respect to any acquisition proposal or potential acquisition proposal, request the prompt return or destruction of all nonpublic information concerning D&B or its subsidiaries furnished pursuant to a confidentiality agreement and cease providing any further information to any such person and terminate all access granted to any physical or electronic data room to any such person.

Limits on Release of Standstill and Confidentiality

        From the date of the merger agreement, D&B may not waive, fail to enforce or release any third party from any "standstill" provision in any confidentiality agreement in connection with an acquisition proposal to which D&B is a party that remains in effect following the execution of the merger agreement, except that D&B may waive such standstill provision to the extent necessary to permit a third party to make an acquisition proposal if the Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors' fiduciary duties under applicable law.

Certain Definitions

        Under the merger agreement, an "acquisition proposal" means, other than the merger:

  •
  any proposal or offer from any person with respect to a merger, investment, joint venture, partnership, consolidation, dissolution, liquidation, license, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction or series of related transactions involving D&B and/or any of its subsidiaries that would result in such person beneficially owning 20% or more of the total voting power of any class of equity securities of D&B or 20% or more of the consolidated total assets or revenues of D&B and its subsidiaries; or

  •
  any direct or indirect acquisition by any person resulting in, or proposal or offer, which if consummated would result in, any person becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of 20% or more of the total voting power or of any class of equity securities of D&B, or 20% or more of the consolidated total assets (including equity securities of its subsidiaries) or revenues of D&B.

        Under the merger agreement, an "alternative acquisition agreement" means any letter of intent, agreement in principle, term sheet, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition proposal (other than an acceptable confidentiality agreement).

        Under the merger agreement, an "intervening event" means any event, occurrence, development or state of facts or circumstances (other than an acquisition proposal or superior proposal) occurring after the date of the merger agreement that was neither known to, nor reasonably foreseeable by, the Board prior to the date of the merger agreement, but becomes known to the Board after the date of the merger agreement.

        Under the merger agreement, a "superior proposal" means a bona fide acquisition proposal that does not arise out of or result from a material violation by D&B of the non-solicitation provisions described above and would result in any person becoming the beneficial owner, directly or indirectly, of more than 50% of the assets (on a consolidated basis) or more than 50% of the total voting power of the equity securities of D&B that the Board or a committee of the Board has determined in its good faith judgment, after consultation with outside legal counsel and its financial advisor (after taking into account any revisions to the terms of the transaction contemplated under the heading "—No Change of Recommendation or Alternative Acquisition Agreement—Fiduciary Exception"), is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financial (including as to financing) aspects of the proposal and would, if consummated, result in a transaction more favorable to D&B's stockholders (in their capacities as such) from a financial point of view than the merger (after taking into account any revisions to the merger agreement made or proposed to be made by Parent in writing prior to the time of such determination).

Stockholders Meeting

        D&B has agreed to, as promptly as reasonably practicable following the date on which D&B is informed that the SEC has no further comments to this proxy statement, establish a record date for, duly call, give notice of, and convene a special meeting of D&B stockholders to consider and vote upon the adoption of the merger agreement.

        The Board is required to recommend in this proxy statement and at the special meeting that D&B stockholders vote in favor of the adoption of the merger agreement, and to use its reasonable best efforts to take customary lawful actions to solicit such adoption, subject to the fiduciary termination right in the merger agreement and provided that the Board may change its recommendation in the manner described above in the section entitled "—Board Recommendation and Change of Recommendation."

Efforts to Complete the Merger

        Under the merger agreement, D&B and Parent have agreed to cooperate with each other and use (and cause their respective subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the merger agreement and applicable laws to consummate and make effective the merger and the other transactions contemplated by the merger agreement as soon as practicable, including (i) preparing and filing as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the merger and the other transactions contemplated by the merger agreement, (ii) subject to applicable law, consulting with the other on, and considering in good faith the views of the other in connection with, all of the information relating to Parent or D&B, as the case may be, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any governmental entity in connection with the merger and the other transactions contemplated by the merger agreement, (iii) using reasonable best efforts to contest, defend and appeal any threatened or pending legal action by a governmental entity or private party that would adversely affect the ability of the parties to consummate, or otherwise delay the consummation of, the transactions contemplated by the merger agreement or any other agreement contemplated by the merger agreement.

        Without limiting the generality of, and in furtherance of, the above, D&B, Parent and Merger Sub, as applicable, agreed to prepare and file, as promptly as practicable, any necessary and appropriate filing of a Notification and Report Form pursuant to the HSR Act and any filings, notices or reports advisable or required under any applicable non-U.S. antitrust, competition, merger control, foreign investment or national security or similar laws. Each of D&B and Parent will, as promptly as reasonably practicable, provide or cause to be provided to each and every U.S. and non-U.S. federal, state, local or foreign court or governmental entity with jurisdiction over enforcement of any applicable antitrust, competition, foreign investment, national security or similar laws non-privileged information and documents requested by any such governmental entity or that are necessary, proper or advisable to permit consummation of the merger and the other transactions contemplated by the merger agreement.

        Without limiting the generality of, and in furtherance of, the undertakings set forth above, each of Parent and Merger Sub will use its reasonable best efforts to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to obtain any consents required under or in connection with each applicable antitrust (including the HSR Act), competition, merger review, foreign investment, national security, or similar law, or requirement of any governmental entities charged with overseeing any of the foregoing (collectively, "foreign investment and antitrust laws"), and to enable all waiting periods under each applicable foreign investment and antitrust law to expire, to obtain all clearances under each applicable foreign investment and antitrust law, and to avoid or eliminate each and every impediment under each applicable foreign investment and antitrust law, whether asserted by any governmental entity or any other person (including to have vacated, lifted, reversed or overturned any injunction, restraining order or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the merger agreement or any other agreement contemplated thereby), in each case so as to permit and cause the closing of the merger and the other transactions contemplated by the merger agreement to occur as promptly as practicable, and in any event no later than the May 8, 2019, including offering, negotiating, committing to and effecting, by consent decree, hold separate order or any other type of agreements, transactions, or arrangements for: (A) the sale, license, assignment, transfer, divestiture or other disposition of any capital stock, assets, business or portion of business of D&B, the surviving corporation, Parent, Merger Sub or any of their respective subsidiaries; and (B) any conduct remedy or other restriction, requirement or limitation on operation or ownership of the assets, business, or portion of assets or the businesses of D&B, the surviving corporation, Parent, Merger Sub or any of their respective subsidiaries (provided that neither Parent nor Merger Sub will be required to take (and D&B and its subsidiaries will not take) any such actions that are not conditioned on the occurrence of the closing of the merger).

Employee Benefits

        Under the merger agreement, for a period commencing at the effective time and ending on the date that is the earlier of (x) 12 months following the effective time and (y) the date of termination of the applicable employee's employment, Parent has agreed to provide (or to cause the applicable subsidiary to provide) to each employee of D&B or its subsidiaries, including our executive officers, who continue to be employed by D&B, Parent or any of their subsidiaries immediately following the effective time ("continuing employees") with (i) a base salary or base wages and target annual cash bonus opportunities that are, in each case, no less than the base salary or base wages and target annual cash bonus opportunities provided to such continuing employee immediately prior to the effective time and (ii) employee benefits that are substantially similar in the aggregate to the employee benefits provided to such continuing employee immediately prior to the effective time (in each case excluding equity-based benefits, nonqualified pension and deferred compensation benefits, and certain retiree health, other post-employment welfare and pension benefits).

        Under the merger agreement, Parent has agreed to provide (or to cause the applicable subsidiary to provide) to each continuing employee eligible under the applicable plan severance benefits that are no less favorable in the aggregate than the severance benefits provided under (i) D&B's Career Transition Plan for until the later to occur of (x) February 8, 2019 and (y) two months after the effective time and (ii) the CICP for twelve months after the effective time.

        Under the merger agreement, the parties have agreed to cooperate expeditiously and in good faith to establish a retention plan to incentivize and retain designated individuals, that Parent would exercise reasonable best efforts to facilitate the development of such retention plan, and that the parties would cooperate to communicate such plan with the individuals promptly after its development.

        Under the merger agreement, Parent agreed that, in the event the 2018 annual bonuses are not determined and paid prior to the effective time, Parent will determine such bonuses as set forth in the company disclosure letter delivered in connection with the merger agreement and will pay such bonuses by March 15, 2019.

        Under the merger agreement, Parent has agreed to recognize each continuing employee's service with D&B for purposes of vesting, determination of benefit level (including severance, vacation and sick time credit, but generally not including pension benefits unless required by non-U.S. law) and eligibility to participate under any employee benefit plan of Parent or its subsidiaries (including D&B) (each a "Parent benefit plan") to the same extent such service was recognized under a corresponding D&B plan as of the effective date, unless duplication of benefits would result. In addition, the merger agreement provides that with respect to any Parent benefit plan, the applicable Parent or subsidiary shall use commercially reasonable efforts to (i) cause each continuing employee to be immediately eligible to participate, without any waiting time, in any and all Parent benefit plans to the extent coverage under such Parent benefit plans is replacing comparable coverage under a D&B employee benefit plan in which such continuing employee participated immediately prior to the effective time, (ii) for purposes of each Parent benefit plan providing medical, dental, pharmaceutical and/or vision benefits to any continuing employee, cause any evidence of insurability requirements, all pre-existing condition exclusions and actively-at-work requirements of such Parent benefit plan to be waived for such continuing employee and his or her covered dependents, to the extent such conditions were inapplicable or waived under the comparable D&B employee benefit plan in effect immediately prior to the effective time and (iii) cause any eligible expenses incurred by any continuing employee and his or her covered dependents during the portion of the plan year of the existing D&B plan ending on the date such continuing employee's participation in the corresponding Parent benefit plan begins to be taken into account under such Parent benefit plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for the applicable plan year.

        The merger agreement specifies that these employee benefit covenants do not establish, amend or terminate any benefit or compensation plan and do not create a guarantee of employment or any particular term or condition of employment, and that current or former employees (and their dependents or beneficiaries) are not third-party beneficiaries of these provisions of the merger agreement.

Directors' and Officers' Indemnification and Insurance

        From and after the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law the current and former directors and officers of D&B and its subsidiaries against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such current or former director or officer's service as a director or officer of D&B or any of its subsidiaries or services performed by such persons at the request of D&B or any of its subsidiaries at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time (including with respect to the merger and the other transactions contemplated by the merger agreement and actions to enforce the directors' and officers' indemnification and insurance provisions of the merger agreement). The surviving corporation will also advance expenses as incurred to such current and former directors and officers in connection with such matters to the fullest extent permitted under applicable law, in return for an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

        Prior to the effective time, D&B will, and, if D&B is unable to, Parent will cause the surviving corporation as of the effective time to, obtain and fully pay the premium for the non-cancellable, irrevocable extension of (i) the directors' and officers' liability coverage of D&B's existing directors' and officers' insurance policies, and (ii) D&B's existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the effective time from one or more insurance carriers with the same or better credit rating as D&B's insurance carrier with terms, conditions, retentions and limits of liability that are at least as favorable to the insured as D&B's existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of D&B or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the effective time (including in connection with the transactions contemplated by the merger agreement). If D&B and the surviving corporation for any reason fail to obtain such "tail policies" as of the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, continue to maintain in effect for a period of at least six years the existing directors' and officers' and fiduciary liability insurance policies of D&B in place as of August 8, 2018, or use reasonable best efforts to purchase comparable insurance for such six-year period. However, in no event will Parent or the surviving corporation be required to pay an annual premium amount in excess of 300% of the annual premiums currently paid by D&B for such insurance. In the event that premiums exceed this threshold, Parent must obtain the policy with the greatest coverage available for a cost not exceeding such threshold.

        From and after the effective time until the sixth anniversary of the effective time, the organizational documents of the surviving corporation and its subsidiaries may not contain provisions less favorable with respect to indemnification, advancement of expenses and exculpation of individuals who were, prior to the effective time, directors, officers or employees of D&B, a subsidiary of D&B or any of their predecessor entities, than presently exist, which provisions may not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals.

        The indemnification and insurance provisions of the merger agreement are intended to benefit, and are enforceable by, the indemnified persons.

Delisting and Deregistration of D&B Common Stock

        Prior to the closing date, D&B will use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable law and the rules and policies of the NYSE to enable the delisting of its shares from the NYSE as promptly as practicable after the effective time and the deregistration of its shares under the Exchange Act as promptly as practicable after such delisting.

Financing Matters

D&B Indebtedness

        D&B is currently party to a term loan credit agreement dated as of June 19, 2018 and a revolving credit agreement dated as of June 19, 2018 (collectively, the "existing credit agreements"). D&B has agreed to deliver to Parent copies of payoff letters with respect to the existing credit agreements specifying the aggregate amount required to be paid to fully satisfy the obligations that will be outstanding as of the closing under the existing credit agreements and providing for the release of all liens and other security over the properties and assets of D&B and its subsidiaries.

        D&B has previously issued 4.00% senior notes due 2020 and 4.375% senior notes due 2022 (collectively, the "existing senior notes").

        D&B has agreed, upon the request and at the expense of Parent, to use its commercially reasonable efforts to promptly commence one or more tender offers to purchase and/or consent solicitations with respect to one or more series of existing senior notes on such terms and conditions as specified by Parent (which must be limited to terms and conditions customarily included in offers to purchase debt securities similar to the applicable existing senior notes and in similar situations and in compliance with all applicable laws and the terms and conditions of the indenture) (collectively, the "existing notes offers"). D&B will not be required to purchase, or accept for purchase, any existing senior notes tendered for payment prior to the effective time, and any existing notes offers will be conditioned on the closing of the merger. If requested by Parent in writing, in lieu of commencing existing notes offers (or in addition thereto) D&B will, as and when reasonably requested by Parent, in accordance with the applicable provisions of the applicable series of existing senior notes and the indenture governing such notes, (i) issue a notice of optional redemption for all of the outstanding aggregate principal amount of one or more series of existing senior notes and/or (ii) take actions reasonably requested by Parent that are reasonably necessary for the satisfaction, discharge and/or defeasance of one or more series of existing senior notes at the closing of the merger, which notice or actions will be conditional on the closing of the merger. Parent must provide (directly or indirectly) D&B with the funds necessary to consummate any such redemption, defeasance, satisfaction and/or discharge.

        Parent has agreed to reimburse D&B and its subsidiaries for all of their reasonable and documented costs and expenses incurred in connection with any existing notes offers or any redemption of existing senior notes promptly following the incurrence thereof. Parent and Merger Sub have further agreed to jointly and severally indemnify, defend and hold harmless D&B, its subsidiaries and each of their respective affiliates from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties arising out of or in connection with the existing notes offers or the redemption of existing senior notes, other than to the extent arising out of the gross negligence, willful misconduct, bad faith and/or breach of the merger agreement by D&B, its subsidiaries or any of their respective representatives.

        This proxy statement does not constitute an offer to purchase, offer to exchange, change of control offer, consent solicitation or notice of redemption with respect to, any of the existing senior notes.

Marketing Period and Efforts

        Under the merger agreement, D&B has agreed to provide Parent and Merger Sub with a "marketing period" to market the debt financing. As defined in the merger agreement, this "marketing period" is the first period of 15 consecutive business days (subject to certain customary blackout dates) throughout which (i) Parent and Merger Sub have received certain financial information of D&B that meets specified requirements as more fully described in the merger agreement and (ii) nothing has occurred that would cause any of the conditions to the closing of the merger to fail to be satisfied if the closing were scheduled for any time during such period; provided that the marketing period will end on any earlier date on which the full amount of the debt financing contemplated under the debt commitment letter is funded.

        Each of Parent and Merger Sub has agreed in the merger agreement to use its respective reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the financing on the terms and conditions described in the merger agreement and in the applicable commitment letter at or prior to the closing of the merger, including using reasonable best efforts to (i) maintain in effect the commitment letters pursuant to their respective terms (with exceptions to allow for modifications not prohibited by the merger agreement) until the closing of the merger, (ii) negotiate and enter into definitive agreements with respect thereto on terms and conditions not less favorable to Parent, in the aggregate, than the respective terms and conditions contained in the applicable commitment letters (including any "market flex" or "securities demand" provisions applicable thereto), (iii) satisfy on a timely basis (or obtain a waiver of) all conditions to funding in the commitment letters applicable to either Parent or Merger Sub that are within their control and consummate the financing at or prior to the closing of the merger in accordance with the terms and conditions of the commitment letters at or prior to the closing of the merger and otherwise comply with its obligations thereunder and (iv) enforce their rights under the commitment letters in a timely and diligent manner in the event of breach or other failure to fund the financing required to consummate the transactions contemplated by the merger agreement by the financing sources (subject to certain requirements set forth in the merger agreement).

        In the event any portion of the debt financing or preferred financing becomes unavailable on the terms and conditions contemplated in the debt commitment letter or preferred commitment letter, respectively, each of Parent and Merger Sub shall use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and obtain alternative financing from the same or alternative sources (i) on terms and conditions not materially less favorable to Parent than those contemplated in the debt commitment letter or preferred commitment letter, as applicable (and with respect to any replacement of the debt financing, with conditions to the funding of such alternative financing not more onerous, when taken as a whole, than those conditions and terms contained in the debt commitment letter as of the date of the merger agreement) and (ii) in an amount sufficient (when taken together with the equity financing and the available portion of the debt financing and preferred financing) to consummate the transactions contemplated by this Agreement and to pay related fees and expenses (such alternative financing, the "alternative financing").

D&B's Cooperation with Parent's Financing

        D&B has agreed to, and has agreed to cause its each of its subsidiaries to, use reasonable best efforts to cause its and its subsidiaries' respective representatives to, provide, at the sole cost and expense of Parent and subject to certain limitations, all cooperation reasonably requested by Parent in connection with the arrangement of the debt financing, including, among other things:

  •
  using reasonable best efforts to prepare and furnish Parent and its debt financing sources with certain required financial information as more fully described in the merger agreement;

  •
  using reasonable best efforts to furnish all other financial and pertinent information as may be reasonably requested by Parent or its debt financing sources to prepare customary bank information memoranda, lender presentations, offering memoranda and private placement memoranda, and materials for rating agency presentations (and in the case of any required pro forma financial statements, reasonably cooperating with Parent with respect to its preparation of pro forma financial statements);

  •
  providing customary authorization and/or management representation letters to the debt financing sources authorizing the distribution of information to prospective lenders or holders;

  •
  participating in a reasonable number of meetings, due diligence sessions, presentations, "road shows," drafting sessions and sessions with rating agencies in connection with the debt financing upon reasonable advance notice and during normal business hours;

  •
  reasonably cooperating with customary due diligence and marketing efforts by financing sources and their respective agents, including access to documentation reasonably requested by persons in connection with capital markets transactions;

  •
  furnishing all required documentation and information required under applicable "know your customer" and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act at least 3 business days prior to closing (to the extent reasonably requested 10 business days prior to closing);

  •
  assisting in obtaining corporate and facilities ratings from any rating agencies in connection with the debt financing;

  •
  assisting with the execution and delivery as of the closing of any pledge and security documents, other definitive financing documents or other related certificates or documents as may be reasonably requested by Parent or Merger Sub and otherwise facilitating the pledging of collateral; and

  •
  requesting its and/or its subsidiaries' independent auditors to cooperate with the debt financing, including by using commercially reasonable efforts to provide "customary" comfort letters (including as to "customary" negative assurances) in connection with the debt financing and facilitating direct contact with such independent auditors for participation in a reasonable number of due diligence sessions and other meetings upon reasonable advance notice and during normal business hours.

        The obligations of Parent and Merger Sub to consummate the merger are not conditioned upon the obtaining of the debt financing or any replacement financing. None of D&B or its subsidiaries shall be required to enter into or perform any agreement with respect to or contemplated by the debt financing that is not contingent upon the closing or that would be effective prior to the closing (other than the execution of customary authorization and representation letters referenced above). Parent has agreed that, if the closing does not occur, they will promptly reimburse D&B, upon D&B's request, for all reasonable and documented out-of-pocket fees, costs and expenses incurred by D&B, its subsidiaries and its and their respective representatives in connection with the cooperation described above. Parent has also agreed to indemnify and hold harmless D&B, its subsidiaries and its and their respective directors, officers, employees and representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the cooperation described above (other than information relating to D&B or its subsidiaries provided in writing by or on behalf of D&B, its subsidiaries or its and their representatives or arising out of the gross, willful misconduct or bad faith by D&B, its subsidiaries or any of their respective representatives).

Other Covenants and Agreements

        The merger agreement contains certain other covenants and agreements, including covenants relating to:

  •
  D&B affording Parent and its representatives reasonable access, during normal business hours, to D&B's employees, properties, books, contracts and records and other information reasonably requested (subject to certain conditions and exceptions);

  •
  cooperation between the parties in connection with public announcements;

  •
  causing any dispositions of D&B common stock, D&B stock options and D&B stock awards resulting from the merger by each individual who may become subject to reporting requirements under the securities laws to be exempt from Section 16(b) of the Exchange Act;

  •
  D&B and its subsidiaries satisfying any requirements with respect to works council, economic committees or similar bodies;

  •
  the obligation, subject to certain exceptions described below, of each party to pay the fees and expenses incurred by such party in connection with the merger;

  •
  from the date of the merger agreement to the effective time, Merger Sub not engaging in any activity of any nature except for activities related to or in furtherance of the merger, and neither Parent nor Merger Sub taking any action reasonably likely to prevent or delay the consummation of the transactions contemplated by the merger agreement;

  •
  Parent causing Merger Sub and the surviving corporation, as applicable, to fully comply with all of their respective obligations under the merger agreement;

  •
  Parent, in its capacity as the parent of Merger Sub, adopting the merger agreement and approving the transactions contemplated by the merger agreement;

  •
  D&B providing Parent with the opportunity to participate in (but not control) the defense of any litigation arising from or otherwise relating to the merger, subject to certain conditions; and

  •
  if requested by Parent, the distribution, transfer or loan from certain of D&B's non-U.S. subsidiaries of unrestricted cash balances in excess of the amount needed for such subsidiaries' day-to-day working capital needs to D&B or certain of D&B's U.S. subsidiaries, such that the amounts so transferred will be available in the bank accounts of D&B no later than the day immediately preceding the closing.

Conditions to the Closing of the Merger

        The obligations of each of D&B, Parent and Merger Sub to effect the merger are subject to the satisfaction, or waiver, of the following conditions:

  •
  the adoption of the merger agreement by the holders of a majority of the outstanding shares of D&B common stock entitled to vote thereon at the special meeting, which we refer to as the "requisite Company vote";

  •
  the waiting period (or any extension thereof) applicable to the merger under the HSR Act having expired or been earlier terminated;

  •
  the following additional regulatory approvals having been obtained:

  •
  the FCA shall have given notice in writing for the purposes of section 189 of the UK Financial Services and Markets Act 2000, as amended (the "FSMA"), that it has determined to approve such acquisition of control of Dun & Bradstreet Limited or shall be treated, by virtue of section 189(6) of the FSMA, as having approved such acquisition of control;

  •
  approval under the Russian Law on Protection of Competition (as amended); and

  •
  approval of the merger, or expiration of the waiting period, under Germany's Chapter VII of the Act against Restraints of Competition, as amended; and

  •
  the absence of any law, regulation or order that enjoins or otherwise prohibits the closing of the merger.

        The obligations of Parent and Merger Sub to effect the merger are subject to the satisfaction, or waiver, of the following additional conditions:

  •
  the representations and warranties of D&B relating to the absence of a company material adverse effect since December 31, 2017 shall be true and correct in all respects as of the date of the merger agreement and as of the closing date as though made on and as of such date;

  •
  certain representations and warranties of D&B relating to the authorized capital stock of the Company, shares of D&B common stock reserved for issuance, shares of preferred stock reserved for issuance, outstanding D&B stock options, D&B stock awards, and other rights outstanding in respect of the equity securities of D&B and its subsidiaries shall be true and correct in all but de minimis respects as of the date of the merger agreement and as of the closing date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case any such representation and warranty must be so true and correct as of such specific date);

  •
  the representations and warranties of D&B relating to (i) the organization, good standing and qualification of D&B to carry on its business, (ii) certain matters related to the capitalization of D&B other than those addressed by the immediately preceding bullet point, (iii) D&B's corporate power and authority and the necessary corporate action taken by D&B to execute and deliver the merger agreement and the performance of its obligations thereunder, (iv) the absence of any anti-takeover statute or regulation being applicable to the merger and other transactions contemplated by the merger agreement, and (v) the absence of any broker or finder that is owed any brokerage fees, commissions or finders' fees by D&B or its subsidiaries in connection with the merger shall be true and correct in all material respects (without giving effect to any materiality or company material adverse effect qualifications set forth therein) as of the date of the merger agreement and as of the closing date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case any such representation and warranty must be so true and correct as of such specific date);

  •
  all of the other representations and warranties of D&B being true and correct (without giving effect to any materiality or company material adverse effect qualifications set forth therein) as of the date of the merger agreement and as of the closing date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case any such representation and warranty must be so true and correct as of such specific date) even if any such representations and warranties are not so true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a company material adverse effect;

  •
  D&B having performed or complied with, in all material respects, its obligations under the merger agreement to be performed or complied with at or prior to the closing date;

  •
  since the date of the merger agreement, no company material adverse effect shall have occurred that is continuing, and no change, event, effect or circumstance shall have occurred that, individually or in the aggregate, would reasonably be expected to have a company material adverse effect; and

  •
  the receipt by Parent at the closing of a certificate executed by a senior executive officer of D&B certifying as to the foregoing.

        In addition, the obligations of D&B to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

  •
  the representations and warranties of Parent and Merger Sub being true and correct (without giving effect to any materiality qualifications set forth therein) as of the date of the merger agreement and as of the closing date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty need only be so true and correct as of such specific date), except where the failure of any such representations and warranties to be so true and correct, in the aggregate, would not reasonably be expected to prevent or have a material adverse effect on the ability of Parent or Merger Sub to consummate the merger and the other transactions contemplated by the merger agreement;

  •
  Parent and Merger Sub having performed, in all material respects, their respective obligations under the merger agreement required to be performed at or prior to the closing of the merger; and

  •
  the receipt by D&B at the closing of a certificate executed by a senior executive officer of Parent certifying as to the foregoing.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time, whether before or after the adoption of the merger agreement by D&B's stockholders, under the following circumstances:

  •
  by mutual written consent of D&B and Parent; or

  •
  by either Parent or D&B if:

  •
  the merger is not consummated by 5:00 p.m. Eastern Time on the termination date, except that this right to terminate the merger agreement will not be available to any party if the failure of the merger to be consummated on or before such date is primarily attributable to the failure of such party to perform any of its obligations under the merger agreement (an "outside date termination");

  •
  adoption of the merger agreement is submitted to a vote of D&B's stockholders at the special meeting (as it may be adjourned or postponed) and the requisite Company vote is not obtained at the special meeting (including any adjournment or postponement thereof); or

  •
  any order permanently enjoining or otherwise prohibiting consummation of the merger becomes final and non-appealable (whether before or after the receipt of the requisite Company vote), except that, unless such order was primarily caused by a material breach by D&B of its representations, warranties, covenants or agreements under the merger agreement, Parent shall not be permitted to terminate the merger agreement pursuant to such order if the order arises under any U.S. foreign investment or antitrust law, unless Parent pays or causes to be paid to D&B in immediately available funds the Parent termination fee prior to or concurrently with such termination; or

  •
  by D&B:

  •
  at any time prior to the time the requisite Company vote is obtained, if the Board authorizes D&B in compliance with the terms of the merger agreement to enter into, and D&B so enters into, an alternative acquisition agreement with respect to a superior proposal and D&B pays or causes to be paid on its behalf to Parent the Company termination fee prior to or concurrently with such termination (a "superior proposal termination");

    •
    at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in the merger agreement, or any such representation or warranty has become untrue after the date of the merger agreement, such that the conditions to the obligation of D&B to close would not be satisfied (except that, (i) if such breach or untruth is capable of being cured by the termination date, D&B must provide Parent at least 30 days prior written notice of such breach, stating D&B's intention to terminate the merger agreement and the basis for such termination, and (ii) D&B may not exercise this termination right if (a) such breach is cured prior to the earlier of the 30th calendar day after such notice and one business day prior to the termination date or (b) D&B is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be capable of being satisfied) (a "Parent breach termination"); or

    •
    at any time prior to the effective time, if:

    •
    all of the conditions to Parent's obligation to close have been satisfied or waived (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing, provided that each such condition is then capable of being satisfied at the closing);

    •
    D&B has irrevocably confirmed to Parent in writing that (i) all of the conditions to D&B's obligation to close have been satisfied (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing and other than those conditions the satisfaction of which D&B has irrevocably waived), and (ii) D&B is willing, prepared and able to consummate the closing; and

    •
    Parent and Merger Sub fail to consummate the closing by the later of (i) the second (2nd) business day following the date of the notice described in the foregoing bullet point and (ii) the date on which the closing should have occurred (and D&B was willing, prepared and able to consummate the closing during normal business hours throughout such period).

  •
  by Parent if:

  •
  D&B has committed a willful and material breach of its non-solicitation obligations with respect to acquisition proposals;

  •
  the Board or any committee thereof has made a change of recommendation (a "change of recommendation termination"); or

  •
  at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement made by D&B in the merger agreement, or any such representation or warranty has become untrue after the date of the merger agreement, such that the conditions to the obligation of Parent to close would not be satisfied (except that, (i) if such breach or untruth is capable of being cured by the termination date, Parent must provide D&B at least 30 days prior written notice of such breach, stating Parent's intention to terminate the merger agreement and the basis for such termination, and (ii) Parent may not exercise this termination right if (a) such breach is cured prior to the earlier of the 30th calendar day after such notice and one business day prior to the termination date or (b) Parent is then in material breach of the merger agreement so as to cause any of the conditions to closing not to be capable of being satisfied) (a "Company breach termination").

Termination Fees and Expenses

        D&B must pay Parent a termination fee of approximately $81.4 million if D&B effects a superior proposal termination to enter into an alternative acquisition agreement with an excluded person prior to 11:59 p.m. Eastern Time on October 7, 2018.

        D&B must pay Parent a termination fee of approximately $203.6 million (less, only with respect to a termination pursuant to the first bullet hereunder, any reimbursable expenses (as defined below) previously paid to Parent) if any of the following occurs:

  •
  (a) the merger agreement is terminated (i) by either Parent or D&B as a result of an outside date termination and, at the time of such termination, all of the conditions to D&B's obligation to close (other than receipt of the requisite Company vote) have been satisfied or are capable of being satisfied if the closing were to occur at the time of such termination, (ii) by either Parent or D&B in connection with a failure to obtain the requisite Company vote, or (iii) by Parent as a result of a Company breach termination, (b) after the date of the merger agreement and prior to the event that gave rise to such termination, an acquisition proposal is made to the Board or any person shall have publicly announced an acquisition proposal, and such acquisition proposal shall have not been publicly withdrawn in good faith prior to such event and (c) during the period commencing from the execution of the merger agreement and ending twelve (12) months after the date of termination, D&B or any of its subsidiaries consummates an acquisition proposal or enters into an alternative acquisition agreement with respect to an acquisition proposal (and an acquisition proposal is later consummated);

  •
  Parent effects a termination resulting from either (x) D&B's willful and material breach of the go-shop and non-solicitation provisions of the merger agreement or (y) the Board or a committee thereof shall have made a change of recommendation; or

  •
  If D&B effects a superior proposal termination in connection with D&B's entry into a definitive agreement with respect to a superior proposal after 11:59 p.m. Eastern Time on October 7, 2018, or with any person other than an excluded person (an "alternative acquisition agreement termination").

        Any such termination fee payable by D&B as described above in this section "—Termination Fees and Expenses" is referred to in this proxy statement as the "Company termination fee."

        If the Company termination fee is payable under the circumstances described above, the Company termination fee must be paid promptly following, but in no event later than (x) the consummation of such acquisition proposal, in the case of a payment made pursuant to a superior proposal termination or (y) promptly (but in no event later than five (5) days) after the date of a termination resulting from the willful and material breach of D&B's obligations with respect to acquisition proposals or a change of recommendation termination.

        D&B must reimburse Parent, Merger Sub and their respective affiliates, within two business days of any termination of the merger agreement by either Parent or D&B resulting from the failure to obtain the requisite Company vote for the adoption of the merger, reasonable and documented out-of-pocket fees and expenses incurred by Parent, Merger Sub and their respective affiliates in connection with the merger agreement, the financing of the merger, and the other transactions completed thereby, which we refer to as the "reimbursable expenses," up to a cap of $25.0 million.

        Parent must pay to D&B, promptly, (x) but in no event later than five days after the date of such termination, in the case of a termination by D&B, or (y) prior to or concurrently with such termination, in the case of a termination by Parent, a termination fee of approximately $380.1 million (the "Parent termination fee") in the following circumstances:

  •
  if either Parent or D&B effects an outside date termination and D&B would have been entitled to effect a failure to close termination;

  •
  if D&B effects a Parent breach termination or a failure to close termination; or

  •
  (a) if either Parent or D&B effects an outside date termination, (b) at the time of such termination (i) the closing condition related to regulatory consents is not satisfied (only if such condition has not been satisfied solely as a result of the failure of the waiting period (or any extension thereof) under the HSR Act to have expired or been terminated) or (ii) the closing condition related to orders prohibiting the consummation of the merger is not satisfied (only if such condition is not satisfied solely as the result of an order arising under a U.S. foreign investment or antitrust law), (c) the failure of either such condition in the preceding clause (b) to be satisfied was not primarily caused by a material breach by D&B of its representations, warranties, covenants or agreements under the merger agreement and (d) all other conditions to the parties' mutual obligation to close and to Parent's obligation to close have been satisfied or waived (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing, but which conditions at such time were capable of being satisfied if the closing were to occur).

        In circumstances where the Parent termination fee is payable pursuant to the foregoing, payment of the Parent termination fee is D&B's sole and exclusive remedy against Parent, the Sponsors and their affiliates and representatives for any loss suffered as a result of a breach of the merger agreement or the failure of the transactions contemplated by the merger agreement to be consummated.

Amendment and Waiver of the Merger Agreement

        Any provision of the merger agreement may be amended or waived by the parties at any time prior to the effective time except that, after the adoption of the merger agreement by the required vote of D&B stockholders, no amendment or waiver of the merger agreement may be made that pursuant to applicable law or the rules and regulations of the NYSE requires further approval by the holders of D&B common stock without such further approval. The merger agreement may only be amended or waived if such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties to the merger agreement or, in the case of a waiver, by each party against whom such waiver is to be effective, with certain exceptions related to the rights of Parent's financing sources under certain provisions of the merger agreement.

Expenses

        Subject to certain exceptions, including the obligation of D&B to pay the Parent expenses up to a certain amount if the merger agreement is terminated under certain circumstances as described above, all costs and expenses incurred in connection with the merger agreement and the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expense.

        If D&B or Parent, as the case may be, fails to promptly pay any of the fees or expenses described above, and, in order to obtain such payment, D&B or Parent, as the case may be, commences a suit that results in a final and non-appealable judgment against the other party for the payment of such fees or expenses, such paying party must pay to the other party the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys' fees and expenses) in connection with such suit, together with interest on such amount from the date such payment was required to be made until the date of payment at the U.S. prime rate indicated by J.P. Morgan on the date of such payment, in each case in an amount not to exceed $5,000,000 ("the enforcement costs").

Specific Performance

        The parties have agreed in the merger agreement that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform the provisions of the merger agreement in accordance with its specified terms or otherwise breach such provisions. The parties have agreed that they will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance or other equitable relief to prevent breaches (or threatened breaches) of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. Notwithstanding the foregoing, D&B will be entitled to seek specific performance of Parent's obligation to cause the equity financing to be funded and to cause Parent and Merger Sub to consummate the closing only if:

  •
  all of the conditions to Parent's and Merger Sub's obligations to consummate the closing of the merger have been satisfied (other than those conditions that by their nature are to be satisfied at or immediately prior to the closing, each of which would be capable of being satisfied at the closing) or have been waived by Parent in each case at the time the closing is otherwise required to have occurred;

  •
  Parent and Merger Sub fail to consummate the closing on the date when the closing would be required to occur;

  •
  the marketing period has ended and the debt financing and preferred financing (and/or, if applicable, the alternative financing) has been funded or will be funded at the closing; and

  •
  D&B has irrevocably confirmed in a written notice to Parent that, if specific performance is granted and the equity financing, preferred financing and debt financing are funded, D&B is prepared to consummate the closing, and Parent and Merger Sub fail to complete the closing within three business days after the delivery of D&B's irrevocable written confirmation.

        D&B may concurrently pursue both (i) a grant of specific performance of Parent's obligation to cause the equity financing to be funded and to consummate the closing and (ii) the payment of the Parent termination fee, the Parent reimbursement obligations and the enforcement costs (if any are due pursuant to the merger agreement), but will not be entitled to receive both a grant of specific performance of Parent's obligation to cause the equity financing to be funded and to consummate the closing and payment of the Parent termination fee, the Parent reimbursement obligations and the enforcement costs (if any are due pursuant to the merger agreement) or monetary damages.

Governing Law

        The merger agreement is governed by the laws of the State of Delaware, with customary exceptions relating to the debt financing.

Jurisdiction

        The parties will not bring or support any litigation against any financing source or its related parties relating to the merger agreement or any of the transactions contemplated thereby in any forum other than a court of competent jurisdiction sitting in the borough of Manhattan of the City of New York.

        Subject to the foregoing, the parties have irrevocably agreed to submit themselves to the personal jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in any state or federal court located within the State of Delaware) in connection with any matter based upon or arising out of the merger agreement or any of the transactions contemplated by the merger agreement.

Required Vote; Recommendation of the Board

        The approval of the merger proposal requires the affirmative vote of a majority of the shares of D&B common stock outstanding on the record date and entitled to vote thereon. If you fail to submit a proxy or to vote in person at the special meeting, or abstain, or you do not provide your bank, brokerage firm or other nominee with voting instructions, as applicable, this will have the same effect as a vote "AGAINST" the merger proposal.

The Board recommends that D&B stockholders vote "FOR" the merger proposal.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION PROPOSAL (PROPOSAL 2)

        In accordance with Section 14A of the Exchange Act, D&B is providing its stockholders with the opportunity to cast a non-binding, advisory vote on the compensation that will be paid or may become payable to the named executive officers of D&B in connection with the merger, the value of which is set forth in the table entitled "Golden Parachute Compensation" on page [•]. This proposal, commonly known as "say-on-golden parachutes" is referred to in this proxy statement as the named executive officer merger-related compensation proposal. As required by Section 14A of the Exchange Act, D&B is asking its stockholders to vote on the adoption of the following resolution:

        "RESOLVED, that the compensation that may be paid or become payable to D&B's named executive officers in connection with the merger, as disclosed under "The Merger Proposal (Proposal 1)—Interests of D&B's Executive Officers and Directors in the Merger—Potential Merger-Related Payments to Named Executive Officers," including the table, associated footnotes and narrative discussion, is hereby APPROVED."

        The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the named executive officer merger-related compensation proposal, and vice versa. Because the vote to approve the named executive officer merger-related compensation proposal is only advisory in nature, it will not be binding on D&B, Parent or the surviving corporation. Accordingly, because D&B is contractually obligated to pay such merger-related compensation, the compensation will be paid or payable, subject only to the conditions applicable thereto, if the merger proposal is approved, regardless of the outcome of the advisory vote.

        Approval of the named executive officer merger-related compensation proposal (on a non-binding basis) requires the affirmative vote of the holders of a majority of the shares of D&B common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. Abstentions will have the same effect as a vote "AGAINST" the named executive officer merger-related compensation proposal, but the failure to vote your shares will have no effect on the outcome of the proposal. Broker non-votes, if any, will have no effect on the outcome of the named executive officer merger-related compensation proposal. If you sign and return a proxy and do not indicate how you wish to vote on the executive officer merger-related compensation proposal, your shares will be voted in favor of the proposal.

        The Board recommends that D&B stockholders vote "FOR" the named executive officer merger-related compensation proposal.

 THE ADJOURNMENT PROPOSAL
(PROPOSAL 3)

        D&B stockholders are being asked to approve a proposal that will give us authority from the stockholders to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the merger proposal if there are not sufficient votes at the time of the special meeting to approve the merger proposal. If a quorum is not present, the person presiding at the special meeting or the stockholders holding a majority of the shares of D&B common stock present in person or by proxy at the special meeting and entitled to vote thereat may adjourn the special meeting from time to time until a quorum shall be present.

        In addition, the Board could postpone the special meeting before it commences, subject to the terms of the merger agreement. If the special meeting is adjourned or postponed, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the final vote on the proposals. If the adjournment is for more than 30 days, or if a new record date is set for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of D&B common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. Abstentions will have the same effect as a vote "AGAINST" the adjournment proposal, but the failure to vote your shares will have no effect on the outcome of the proposal, assuming that a quorum exists. Broker non-votes, if any, will have no effect on the outcome of the adjournment proposal. If you sign and return a proxy and do not indicate how you wish to vote on the adjournment proposal, your shares will be voted in favor of the adjournment proposal. D&B does not intend to call a vote on this proposal if the merger proposal has been approved at the special meeting.

        The Board recommends that D&B stockholders vote "FOR" the adjournment proposal.

 MARKET PRICES OF D&B COMMON STOCK

Market Information

        D&B common stock trades on the NYSE under the symbol "DNB". As of August 31, 2018, there were 37,130,398 shares of D&B common stock outstanding. The following table shows the high and low sales price of D&B common stock for our first quarter of fiscal 2018 (through September 10, 2018) and each of our preceding fiscal quarters in 2017 and 2016.

Fiscal Year	High	Low
2018
First Quarter	$130.95	$105.42
Second Quarter	$134.25	$113.79
Third Quarter (through September 10, 2018)	$144.00	$121.67
2017
First Quarter	$125.57	$100.46
Second Quarter	$114.49	$101.17
Third Quarter	$117.23	$105.05
Fourth Quarter	$124.47	$107.26
2016
First Quarter	$104.10	$85.99
Second Quarter	$128.87	$100.81
Third Quarter	$141.57	$118.22
Fourth Quarter	$136.94	$115.18

        The closing sales price of D&B common stock on the NYSE on [•], 2018, the latest practicable date before the printing of this proxy statement, was $[•] per share. The closing sales price of D&B common stock on the NYSE on February 12, 2018, the last day of trading prior to D&B's announcement of the departure of its Chairman and CEO on February 12, 2018 and public indication on February 13, 2018 of its willingness to consider all options for value creation that may be identified, was $111.63. You are urged to obtain current market quotations for D&B common stock when considering whether to approve the merger proposal.

Holders

        At the close of business on [•], 2018, [•] shares of D&B common stock were issued and outstanding, held by approximately [•] holders of record. The actual number of stockholders is greater than this number of record holders and includes stockholders who are beneficial owners but whose shares are held in street name by brokers and other nominees.

Dividends

        Under our current dividend policy, we have not declared or paid any cash dividends on our comment stock since August 7, 2018. Under the terms of the merger agreement, D&B is prohibited from paying or declaring any further dividends, including regular quarterly dividends, except for the dividend of $0.5225 per share in cash declared by the Board on August 7, 2018, which D&B paid on September 7, 2018 to stockholders of record at the close of business on August 22, 2018.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below shows how much of D&B common stock was known to us to be beneficially owned as of August 31, 2018 (unless another date is indicated) by (i) each person known by D&B to beneficially own more than 5% of D&B common stock, (ii) each director (who was serving as a director as of that date), (iii) each named executive officer and (iv) all current directors and executive officers as a group.

        The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's ownership percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The information in the table below regarding beneficial owners of 5% or more of our common stock is based on our review of Schedule 13D and Schedule 13F filings by such persons with the SEC.

        As of August 31, 2018, there were 37,130,398 shares of D&B common stock outstanding.

Name	Aggregate Number of Shares Beneficially Owned(1)	Percent of Shares Outstanding
Thomas J. Manning (CEO)	9,713	*
James N. Fernandez (Chairman)(2)	31,514	*
Cindy Christy	4,285	*
L. Gordon Crovitz	5,648	*
Paul R. Garcia(3)	9,202	*
Anastassia Lauterbach	4,183	*
Randall D. Mott	4,324	*
Judith A. Reinsdorf	6,691	*
Richard H. Veldran	14,310	*
Curtis D. Brown	10,265	*
Christie A. Hill	18,460	*
All current directors and executive officers as a group (12 persons)	121,733	*
The Vanguard Group(4)	3,647,156	9.82
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.(5)	3,350,545	9.02
55 East 52nd Street
New York, NY 10055
Wellington Management Group LLP(6)	2,098,265	5.65
c/o Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

*
Represents less than 1% of our outstanding common stock.

(1)
Includes the maximum number of shares of common stock that may be acquired within 60 days of August 31, 2018, upon the exercise of vested D&B stock options, as follows: Mr. Manning, 1,387; Ms. Christy, 1,170; Mr. Crovitz, 1,340; Mr. Fernandez, 0; Mr. Garcia, 1,788; Ms. Lauterbach, 1,134; Mr. Mott, 1,143; Ms. Reinsdorf, 1,387; Mr. Veldran, 0; Mr. Brown, 0; Ms. Hill, 11,550; and all current directors and executive officers as a group, 20,899.

Also includes the maximum number of shares of common stock that may be acquired within 60 days of August 31, 2018, upon the vesting of restricted stock units, as follows: Mr. Manning, 4,594; Ms. Christy, 3,115; Mr. Crovitz, 4,308; Mr. Fernandez, 18,189; Mr. Garcia, 4,731; Ms. Lauterbach, 0; Mr. Mott, 0; Ms. Reinsdorf, 4,594; Mr. Veldran, 0; Mr. Brown, 834; Ms. Hill, 0; and all current directors and executive officers as a group, 40,365.

Does not include the following Dun & Bradstreet stock units which are held by the following directors who have deferred cash compensation into the Dun & Bradstreet Common Stock Fund: Ms. Christy, 1,823 and Mr. Fernandez, 11,951. Dun & Bradstreet stock units do not confer voting rights and are not considered beneficially owned shares under SEC rules. In addition, they are settled in cash, not shares, when a director leaves the Board.

(2)
Includes 13,325 shares as to which Mr. Fernandez has shared voting and shared dispositive power.

(3)
Includes 2,683 shares indirectly held in the Paul R. Garcia Revocable Trust.

(4)
The Vanguard Group filed a Schedule 13F with the SEC on August 14, 2018. This Schedule 13F shows that the Vanguard Group: (i) beneficially owned 3,647,156 shares; (ii) had sole voting power over 18,193 shares; and (iii) had shared voting power over 4,350 shares. All of the information in this note (4) is based on the Schedule 13F.

(5)
BlackRock, Inc. filed a Schedule 13D with the SEC on August 17, 2018. This Schedule 13D shows that BlackRock, Inc.: (i) beneficially owned 3,350,545 shares; (ii) had sole dispositive power over all such shares; (iii) had shared dispositive power over 0 shares; (iv) had sole voting power over 3,171,992 shares; and (v) had shared voting power over 0 shares. All of the information in this note (5) is based on the Schedule 13D.

(6)
Wellington Management Group LLP filed a Schedule 13F with the SEC on August 14, 2018. This Schedule 13F shows that Wellington Management Group LLP: (i) beneficially owned 2,098,265 shares; (ii) had sole voting power over 0 shares; and (iii) had shared voting power over 1,844,904 shares. All of the information in this note (6) is based on the Schedule 13F.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

        The following is a summary of the material U.S. federal income tax consequences of the merger to "U.S. holders" and "non-U.S. holders" (in each case, as defined below) of D&B common stock whose shares are exchanged for cash in the merger. This summary is based on provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in force as of the date hereof. Those authorities may be changed at any time, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below.

        This summary is not a comprehensive discussion of all of the tax considerations that may be relevant to a particular investor whose shares of D&B common stock are exchanged for cash in the merger. In particular, this summary is directed only to holders that hold shares of D&B common stock as capital assets within the meaning of Section 1221 of the Code (generally, for investment purposes) and does not address tax consequences to holders who may be subject to special tax rules, such as banks, brokers or dealers in securities or currencies, traders in securities electing to mark to market, financial institutions, life insurance companies, S corporations, tax-exempt entities, non-U.S. holders (as defined below) that at any time during the five-year period ending on the date of the merger owned (directly, indirectly or constructively) more than 5% of our common stock, persons holding our common stock as part of a hedging or conversion transaction or a straddle, persons whose functional currency is not the U.S. dollar, holders who exercise appraisal rights, or holders who acquired our common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation. Moreover, this summary does not address state, local or foreign taxes, U.S. federal non-income taxes (e.g., estate and gift taxes), the Medicare contribution tax applicable to net investment income of certain non-corporate U.S. holders, or the alternative minimum tax. This summary is not binding on the U.S. Internal Revenue Service ("IRS") or the courts and, therefore, could be subject to challenge, which could be sustained. We will not seek any ruling from the IRS with respect to the merger. This summary does not address the tax consequences of any transaction other than the merger.

        You should consult your own tax advisors about the consequences of the merger, including the relevance to your particular situation of the considerations discussed below and any consequences arising under foreign, state, local or other tax laws.

        For purposes of this summary, a "U.S. holder" is a beneficial owner of shares of D&B common stock that is (a) an individual who is a citizen or resident of the United States, (b) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (c) an estate the income of which is subject to U.S. federal income tax regardless of its source or (d) a trust in which (i) a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or (ii) a valid election under applicable U.S. Treasury regulations to be treated as a U.S. person is in effect. A "non-U.S. holder" is a beneficial owner (other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes) of shares of D&B common stock that is not a U.S. holder.

        If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds D&B common stock, the U.S. federal income tax considerations relating to the merger will depend in part upon the status and activities of such partnership and the particular partner. Any such partnership should consult its own tax advisor regarding the U.S. federal income tax considerations applicable to it and its partners relating to the merger.

U.S. Holders

        The exchange of D&B common stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of D&B common stock are exchanged for cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder's adjusted tax basis in such shares. A U.S. holder's adjusted tax basis generally will equal the price the U.S. holder paid for such shares. Such gain or loss generally will be capital gain or loss and generally will be treated as long-term capital gain or loss if the U.S. holder has held such shares of D&B common stock for more than one year as of the date the merger is effective. Long-term capital gains of certain non-corporate U.S. holders (including individuals) are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. Gain or loss and holding period will be determined separately for each block of shares of D&B common stock (i.e., shares of D&B common stock acquired at the same time and at the same cost in a single transaction).

        Information Reporting and Backup Withholding for U.S. Holders.    Information reporting will generally apply, and backup withholding may apply, to payments made to a U.S. holder in exchange for shares of D&B common stock in the merger. Backup withholding will not apply, however, to a U.S. holder of D&B common stock who (1) timely provides an IRS Form W-9 (or appropriate successor form) that furnishes a correct taxpayer identification number ("TIN") and certifies that such holder is a U.S. person and is not subject to backup withholding, and otherwise complies with all applicable requirements of the backup withholding rules; or (2) is otherwise exempt from backup withholding (and, if required, provides proof of exemption). Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner. The IRS may impose a penalty upon any taxpayer that fails to provide the correct TIN.

Non-U.S. Holders

        Subject to the discussions below under "Information Reporting and Backup Withholding for Non-U.S. Holders" and "FATCA", a non-U.S. holder generally will not be subject to U.S. federal income tax in respect of gain realized on the disposition of D&B common stock in the merger, unless:

            (i)  such gain is effectively connected with the conduct of a trade or business in the United States by such non-U.S. holder (and, if required by an applicable tax treaty, is attributable to the non-U.S. holder's permanent establishment or fixed base in the United States), in which event such non-U.S. holder generally will be subject to U.S. federal income tax on such gain in substantially the same manner as a U.S. person (except as otherwise provided by an applicable tax treaty) and, if it is treated as a corporation for U.S. federal income tax purposes, may also be subject to a branch profits tax at a rate of 30% (or a lower rate if provided by an applicable tax treaty); or

           (ii)  such non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the merger and certain other conditions are met, in which event such gain (net of certain U.S. source losses) generally will be subject to U.S. federal income tax at a rate of 30% (except as otherwise provided by an applicable tax treaty).

        Information Reporting and Backup Withholding for Non-U.S. Holders.    Information reporting and backup withholding generally will apply to payments made to a non-U.S. holder in exchange for shares of D&B common stock in the merger effected by or through the U.S. office of a broker unless the holder certifies its non-U.S. person status under penalties of perjury or otherwise establishes an exemption. Information reporting and backup withholding generally will not apply to such payments to a non-U.S. holder effected outside the United States by a foreign office of a foreign broker. However, information reporting requirements (but not backup withholding) will apply to such payments to a non-U.S. holder effected outside the United States by a foreign office of a broker if the broker (i) is a United States person, (ii) derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States, (iii) is a "controlled foreign corporation" as defined in the Code, or (iv) is a foreign partnership that, at any time during its taxable year, is more than 50% (by income or capital interest) owned by United States persons or is engaged in the conduct of a U.S. trade or business, unless in any such case the broker has documentary evidence in its records that the holder is a non-U.S. person and certain conditions are met, or the holder otherwise establishes an exemption. A non-U.S. holder must generally submit an IRS Form W-8BEN or IRS Form W-8BEN-E (or other appropriate IRS Form W-8 or successor form) attesting to its exempt foreign status in order to qualify as an exempt recipient. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.

FATCA

        If the merger closes after December 31, 2018, then, under the U.S. tax rules known as the Foreign Account Tax Compliance Act ("FATCA"), a holder of D&B common stock will generally be subject to a 30% U.S. withholding tax on gross proceeds from its exchange of D&B common stock for cash pursuant to the merger if the holder is, or holds its D&B common stock through, (i) a "foreign financial institution" that has not entered into and complied with an agreement with the U.S. government to report, on an annual basis, certain information regarding accounts with or interests in the institution held by certain United States persons and by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments, or (ii) a "non-financial foreign entity" that fails to provide certain documentation (usually an IRS Form W-8BEN or W-8BEN-E) containing information about its identity, its FATCA status, and if required, containing certain information regarding certain of its direct and indirect U.S. owners or certifying that it does not have any such owners, unless an exemption otherwise applies. The adoption of, or implementation of, an intergovernmental agreement between the United States and an applicable foreign country, or future U.S. Treasury regulations, may modify these requirements. Documentation that holders provide in order to be treated as FATCA compliant may be reported to the IRS and other tax authorities, including information about a holder's identity, its FATCA status, and if applicable, certain of its direct and indirect U.S. owners. Holders should consult their own tax advisors on how these rules may apply to payments made in exchange for their shares of D&B common stock pursuant to the merger.

        THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (SUCH AS THE ESTATE OR GIFT TAX RULES) OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

 FUTURE D&B STOCKHOLDER PROPOSALS

        If the merger is completed, D&B will have no public stockholders and there will be no public participation in any future meetings of stockholders of D&B. However, if the merger is not completed, D&B stockholders will continue to be entitled to attend and participate in D&B's annual meeting of stockholders.

        If the merger is completed on the expected timetable, D&B does not intend to hold a 2019 annual meeting of its stockholders. If, however, the merger is not completed or D&B otherwise holds its 2019 annual meeting of stockholders, any stockholder proposal intended for inclusion in the proxy materials for the 2019 annual meeting pursuant to Rule 14a-8 under the Exchange Act must have been received at our principal executive offices no later than November 27, 2018, unless the date of D&B's annual meeting is more than 30 days before or after May 8, 2019, in which case the proposal must be received a reasonable time before D&B begins to print and mail its proxy materials for its 2019 annual meeting. Where a stockholder does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Exchange Act, or intends to submit a director candidate for consideration by D&B's Nominating and Governance Committee, the proposal must still comply with the advance notice provisions in D&B's bylaws. Accordingly, written notice of a proposal must be sent to the Corporate Secretary of D&B, at its principal executive offices, between January 8, 2019 and the close of business on February 7, 2019, which is between 90 days and 120 days before the anniversary of the date of the 2018 annual meeting. In the event the date of the 2019 annual meeting is advanced by more than 20 days, or delayed by more than 70 days from the anniversary of the date of the 2018 annual meeting, a stockholder proposal must be submitted by the close of business on the date that is the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which the date for the 2019 annual meeting is first publicly announced or disclosed.

        If a stockholder wants to utilize D&B's proxy access bylaw to nominate a director for inclusion in D&B's proxy materials as described above, the stockholder must have submitted notice to D&B between October 28, 2018 and November 27, 2018, which is between 150 and 120 days before the anniversary of the mailing of the proxy statement and related proxy card for the 2018 annual meeting. In the event the date of the 2019 annual meeting is advanced by more than 20 days, or delayed by more than 70 days from the anniversary of the date of the 2018 annual meeting, notice of a stockholder nomination must be submitted by the close of business on the date that is the later of the 120th day prior to the 2019 annual meeting or the 10th day following the day on which the date for the 2019 annual meeting is first publicly announced or disclosed. Stockholder proposals and nominations should be sent to: Corporate Secretary, The Dun & Bradstreet Corporation, at 103 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

 MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing an address by delivering a single proxy statement, as applicable, addressed to those stockholders, unless contrary instructions have been received. This procedure, which is commonly referred to as "householding," reduces the amount of duplicate information that stockholders receive and lowers printing and mailing costs for companies.

        Certain brokerage firms may have instituted householding for beneficial owners of D&B common stock held through brokerage firms. If your family has multiple accounts holding D&B common stock, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or D&B at the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing to: The Dun & Bradstreet Corporation, Attention: Corporate Secretary, 103 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

 WHERE YOU CAN FIND MORE INFORMATION

        D&B files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information filed with the SEC at the SEC's public reference room:

Public Reference Room
100 F Street NE
Room 1024
Washington, D.C. 20549

        For information regarding the operation of the Public Reference Room, you may call the SEC at 1-800-SEC-0330. These filings made with the SEC are also available free to the public through the website maintained by the SEC at http://www.sec.gov or from commercial document retrieval services. In addition, you may obtain free copies of the documents D&B files with the SEC by going to D&B's website at www.dnb.com by clicking on the link for "Investor Relations", then clicking on the link for "Financial Information" and selecting "Annual Reports and Proxies." The Internet website address of D&B is provided as inactive textual references only. The information provided on, or that may be accessed through, the D&B website is not part of this proxy statement and, therefore, is not incorporated by reference.

        Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document.

        You can obtain a copy of D&B's reports and other documents filed with the SEC from the SEC or through the SEC's website referred to above. You may also request a copy of D&B's reports and other documents filed with the SEC at no cost by requesting them in writing or by telephone from D&B at the following address and telephone number:

The Dun & Bradstreet Corporation
103 John F. Kennedy Parkway
Short Hills, New Jersey 07078
(973) 921-5500

        If you request any of these documents from D&B, D&B will mail them to you by first-class mail, or similar means.

        D&B has supplied all information contained in or incorporated by reference into this proxy statement relating to D&B and its affiliates.

        You should rely only on the information contained in, or incorporated by reference into, this proxy statement in voting your shares at the special meeting, as applicable. D&B has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [•], 2018. You should not assume that the information contained in this proxy statement is accurate as of any other date, and neither the mailing of this proxy statement to D&B stockholders nor the consummation of the merger will create any implication to the contrary.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES OF D&B COMMON STOCK AT THE SPECIAL MEETING. D&B HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS

PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [•], 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

 ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

THE DUN & BRADSTREET CORPORATION,

STAR PARENT, L.P.

and

STAR MERGER SUB, INC.

Dated as of August 8, 2018

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of August 8, 2018 (hereinafter called this "Agreement"), by and among The Dun & Bradstreet Corporation, a Delaware corporation (the "Company"), Star Parent, L.P., a Delaware limited partnership, a ("Parent"), and Star Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub," with the Company and Merger Sub sometimes being hereinafter collectively referred to as the "Constituent Corporations," and the Constituent Corporations, together with Parent, the "Parties").

RECITALS

        WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth herein, Merger Sub shall merge with and into the Company, with the Company being the surviving corporation (the "Merger");

        WHEREAS, the board of directors of the Company (the "Company Board"), has unanimously (i) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, (ii) determined that this Agreement and the transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend that this Agreement be adopted by the Company's stockholders;

        WHEREAS, each of the boards of directors of Parent and Merger Sub has unanimously (i) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein and (ii) determined that this Agreement and such transactions are fair to, and in the best interests of, Parent and Merger Sub, respectively;

        WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and material inducement to the Company's willingness to enter into this Agreement, the Equity Financing Sources, (collectively, the "Guarantors") are each entering into a limited guarantee, dated as of the date hereof, in favor of the Company (collectively, the "Limited Guarantees") with respect to certain obligations of Parent and Merger Sub under this Agreement;

        WHEREAS, Parent shall, or shall cause the direct holder of the stock of Merger Sub to, immediately following execution and delivery of this Agreement, adopt this Agreement and approve the transactions contemplated by this Agreement, including the Merger, in its capacity as sole stockholder of Merger Sub; and

        WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger.

        NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and subject to the conditions set forth herein, the Parties agree as follows:

ARTICLE I

The Merger; Closing; Effective Time

        1.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the Delaware General Corporation Law, as amended (the "DGCL"), at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in Article II. The Merger shall have the effects specified in the DGCL, this Agreement and the Certificate of Merger (as defined in Section 1.3).

        1.2    Closing.     Unless otherwise mutually agreed in writing between the Company and Parent, the closing for the Merger (the "Closing") shall take place at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York, 10006 at 8:30 a.m. (New York City time) on the third (3rd) business day following the day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or waiver of those conditions at or immediately prior to the Closing) shall be satisfied or waived in accordance with this Agreement; provided, that in the event that the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or waiver of those conditions at or immediately prior to the Closing), the Closing shall occur on the earlier of (x) a date during the Marketing Period specified by Parent in writing on no fewer than three (3) business days' prior written notice to the Company and (y) the second (2nd) business day following the final day of the Marketing Period, but subject, in each case, to the satisfaction or waiver of all applicable conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at or immediately prior the Closing, but subject to the satisfaction or waiver of those conditions at or immediately prior to the Closing). The date on which the Closing actually occurs is referred to herein as the "Closing Date". For purposes of this Agreement, except as otherwise provided herein, the term "business day" means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined in Section 5.1(i)) to be closed in New York City.

        1.3    Effective Time.     At the Closing, the Company and Parent will cause a certificate of merger complying with the requirements of the DGCL (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL and shall make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties in writing and specified in the Certificate of Merger (the "Effective Time").

ARTICLE II

Certificate of Incorporation and Bylaws of the Surviving Corporation

        2.1    The Certificate of Incorporation.     At the Effective Time, the certificate of incorporation of Merger Sub shall be the certificate of incorporation of the Surviving Corporation (the "Charter"), until thereafter amended as provided therein or by applicable Law; provided that this Section 2.1 is subject to compliance with Section 6.12(f).

        2.2    The Bylaws.     At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the "Bylaws"), until thereafter amended as provided therein or by applicable Law; provided that this Section 2.2 is subject to compliance with Section 6.12(f).

ARTICLE III

Directors and Officers of the Surviving Corporation

        3.1    Directors.     The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the only directors of the Surviving Corporation, each to hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Charter and the Bylaws.

        3.2    Officers.     The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, each to hold office until his or her successors shall have been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the Charter and Bylaws.

ARTICLE IV

Effect of the Merger on Capital Stock; Exchange of Certificates

        4.1    Effect on Capital Stock.     At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company or on the part of the sole stockholder of Merger Sub:

          (a)    Merger Consideration.    Each share of the Company's common stock, par value $0.01 per share (each, a "Share"), issued and outstanding immediately prior to the Effective Time other than (i) Shares owned by Parent, Merger Sub or any other direct or indirect wholly-owned Subsidiary of Parent and Shares owned by the Company or any direct or indirect wholly-owned Subsidiary of the Company, including Shares held in treasury by the Company, in each case not held on behalf of third parties and (ii) Shares ("Dissenting Shares") that are owned by stockholders ("Dissenting Stockholders") who are entitled to, and who have timely perfected and not withdrawn a demand for (or lost their right to), appraisal rights pursuant to Section 262 of the DGCL (each Share referred to in clause (i) or clause (ii) of this Section 4.1(a) being an "Excluded Share" and, collectively, "Excluded Shares") shall be converted into the right to receive an amount in cash equal to $145.00 per Share (the "Per Share Merger Consideration"), without interest. At the Effective Time, all of the Shares (other than Excluded Shares) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate (a "Certificate") formerly representing any of the Shares (other than Excluded Shares) and each non-certificated Share represented by book-entry (a "Book-Entry Share") (other than Excluded Shares) shall thereafter represent only the right to receive the Per Share Merger Consideration, without interest, and each Certificate formerly representing Shares and each Book-Entry Share owned by Dissenting Stockholders shall thereafter only represent the right to receive the payment to which reference is made in Section 4.2(f).

          (b)    Treatment of Excluded Shares.    Each Dissenting Share, by virtue of the Merger and without any action on the part of the holder thereof, shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights the holder thereof may have under Section 4.2(f). Each Share that is an Excluded Share pursuant to clause (i) of Section 4.1(a) shall remain outstanding and shall be unaffected by the Merger.

          (c)    Merger Sub.    At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.

        4.2    Exchange of Shares.

          (a)    Paying Agent.    Prior to or simultaneously with the Effective Time, Parent shall deposit, or shall cause to be deposited, with a nationally recognized financial institution selected by Parent with the Company's prior approval (such approval not to be unreasonably withheld or delayed) (the "Paying Agent"), in trust for the benefit of the Company's stockholders, a cash amount in immediately available funds necessary for the Paying Agent to make the payments contemplated by

  Section 4.1(a) (such cash being hereinafter referred to as the "Exchange Fund"). The Paying Agent shall also act as the agent for the Company's stockholders for the purpose of receiving and holding their Certificates and Book-Entry Shares and shall obtain no rights or interests in the Shares represented thereby. The Paying Agent agreement pursuant to which Parent shall appoint the Paying Agent (the "Paying Agent Agreement") shall be in form and substance reasonably acceptable to the Company and Parent. Any interest and other income resulting from investment of the Exchange Fund by the Paying Agent, such investment to be made pursuant to and in accordance with the Paying Agent Agreement, shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable under Section 4.1(a) shall be promptly returned to the Surviving Corporation. To the extent that there are any losses with respect to any such investments, or the Exchange Fund diminishes for any reason below the level required for the Paying Agent to make prompt cash payment under Section 4.1(a), Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make such payments under Section 4.1(a). Parent shall cause the Paying Agent to make, and the Paying Agent shall make, delivery of the aggregate Per Share Merger Consideration out of the Exchange Fund in accordance with this Agreement. The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Agreement.

          (b)    Exchange Procedures.

              (i)  Promptly after the Effective Time (and in any event within one (1) business day thereafter), the Surviving Corporation shall, or shall cause the Paying Agent to, mail to each holder of record of a Certificate representing Shares (other than holders of Excluded Shares) (A) a letter of transmittal in customary form specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu thereof as provided in Section 4.2(e)) to the Paying Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (B) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof as provided in Section 4.2(e)) in exchange for the Per Share Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu thereof as provided in Section 4.2(e)) to the Paying Agent in accordance with the terms of such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to (x) the number of Shares represented by such Certificate (or affidavit of loss in lieu thereof as provided in Section 4.2(e)) multiplied by (y) the Per Share Merger Consideration, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, a check for any cash to be exchanged upon due surrender of the Certificate may be issued to such transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer or similar Taxes have been paid or are not applicable.

             (ii)  Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Per Share Merger Consideration that such holder is entitled to receive pursuant to Section 4.2(a). In lieu thereof, each holder of record of one or more Book-Entry Shares whose Shares were converted into the right to receive the Per Share Merger Consideration shall, upon receipt by the Paying Agent of an "agent's message" in customary form (or such other evidence, if any, as the Paying Agent may reasonably request), be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, the Per Share Merger Consideration in respect of each such Share (after giving effect to any required Tax withholdings as provided in Section 4.2(g)), and the Book-Entry Shares of such holder shall forthwith be cancelled. No interest will be paid or accrued on any amount payable to a holder of Book-Entry Shares.

          (c)    Transfers.    From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate or Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled pursuant to this Article IV.

          (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the Company's stockholders by the first anniversary of the Effective Time shall be delivered to the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of the Per Share Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) upon due surrender of its Certificates (or affidavits of loss in lieu thereof as provided in Section 4.2(e)) or Book-Entry Shares, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former stockholder of the Company for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. For the purposes of this Agreement, the term "Person" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity or group (which term will include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act) of any kind or nature.

          (e)    Lost, Stolen or Destroyed Certificates.    In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the record owner thereof and, if required by Parent, the posting by such record owner of a bond in customary amount and upon such terms as may be reasonably required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent shall deliver, in exchange for such lost, stolen or destroyed Certificate, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to (i) the number of Shares represented by such lost, stolen or destroyed Certificate multiplied by (ii) the Per Share Merger Consideration (without any interest thereon).

          (f)    Appraisal Rights.    No Person who has properly perfected a demand for appraisal rights pursuant to Section 262 of the DGCL shall be entitled to receive the Per Share Merger Consideration with respect to the Shares owned by such Person unless and until such Person shall have effectively withdrawn or lost such Person's right to appraisal under the DGCL or a court of competent jurisdiction has determined that such holder is not entitled to the relief provided by Section 262 of the DGCL. Each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to Shares owned by such Dissenting Stockholder. The Company shall give Parent (i) prompt notice of any demands for appraisal, withdrawals, attempted withdrawals of such demands, and any other instruments served pursuant to the DGCL that are received by the Company relating to the rights of appraisal of the Company's stockholders and (ii) the opportunity to participate in (and shall consult with Parent with respect to) all negotiations and proceedings with respect to any such demand for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal, settle any such demands, or waive any failure to timely deliver a written demand for appraisal in accordance with the DGCL in respect of the Dissenting Shares, or agree to do any of the foregoing. If any Dissenting Stockholder shall have effectively waived, withdrawn or lost its rights under Section 262 of the DGCL with respect to any Dissenting Shares, or if a court of competent jurisdiction has determined that such holder is not entitled to the relief provided by Section 262 of the DGCL with respect to any Dissenting Shares, such Dissenting Shares shall thereupon be treated as though they had been converted into the applicable Per Share Merger Consideration, without interest, pursuant to this Article IV.

          (g)    Withholding Rights.    Each of the Company, Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any amount otherwise payable pursuant to this Agreement (including the consideration otherwise payable to any holder of Shares, Company Options, RSUs and PSUs (each as defined in Section 4.3)) such amounts as it is required to deduct and withhold with respect to the making of such payment (or the vesting of any RSU or PSU) under the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld by the Company, the Surviving Corporation, Parent, Merger Sub or the Paying Agent, as the case may be, such deducted and withheld amounts (i) shall be remitted by the Company, Parent, the Surviving Corporation, Merger Sub or the Paying Agent, as applicable, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Company, the Surviving Corporation, Parent, Merger Sub or the Paying Agent, as the case may be.

        4.3    Treatment of Stock Plans.

          (a)    Company Options.    At the Effective Time, each outstanding option to purchase Shares granted under the Stock Plans (each, a "Company Option"), whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into only the right to receive (without interest) an amount in cash (less applicable withholdings) equal to the product of (i) the excess, if any, of (A) the Per Share Merger Consideration over (B) the exercise price per share of such Company Option, and (ii) the number of Shares underlying such Company Option, which amount shall be paid by Parent or the Surviving Corporation as soon as reasonably practicable (but in any event within ten (10) business days) following the Effective Time; provided, however, that any such Company Option with respect to which the exercise price per share of such Company Option is equal to or greater than the Per Share Merger Consideration shall be cancelled in exchange for no consideration or payment.

          (b)    RSUs.    At the Effective Time, (A) any vesting conditions applicable to each outstanding restricted stock unit or phantom unit granted under the Stock Plans that is not a PSU (each, an "RSU") shall, automatically and without any required action on the part of the holder thereof, accelerate in full, and (B) each RSU shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such RSU to receive (without interest), an amount in cash (less applicable withholdings) equal to (x) the number of Shares subject to such RSU immediately prior to the Effective Time (including for this purpose the number of Shares resulting from any dividend equivalents related to such RSU) multiplied by (y) the Per Share Merger Consideration, which amount shall be paid by the Surviving Corporation as soon as reasonably practicable (but in any event within ten (10) business days) following the Effective Time; provided, that, with respect to any RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Stock Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

          (c)    PSUs.    At the Effective Time, each outstanding restricted stock unit granted under the Stock Plans that is subject to any vesting condition relating to the achievement of performance goals, measures or metrics (each, a "PSU"), shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such PSU to receive (without interest), an amount in cash (less applicable withholdings) equal to (x) the number of Shares subject to such PSU based on the achievement of the performance goals attributable to such PSU multiplied by (y) the Per Share Merger Consideration, which amount shall be paid by the Surviving Corporation as soon as reasonably practicable (but in any event within ten (10) business days) following the Effective Time; provided, that, with respect to any PSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Stock Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code. Notwithstanding the foregoing, for purposes of this Section 4.3(c) with respect to PSUs for which actual performance has not been determined by the Company in accordance with this Agreement as of immediately prior to the Effective Time, the number of Shares subject to such PSUs at the Effective Time shall be determined assuming the applicable performance goals, measures and metrics were achieved at target level performance.

          (d)   Any payment to which a holder of Company Options, RSUs or PSUs becomes entitled pursuant to this Section 4.3 shall be made through the Surviving Corporation's payroll no later than ten (10) business days following the Effective Time in accordance with Section 4.3(a), Section 4.3(b) and Section 4.3(c), as applicable. Parent and Merger Sub shall ensure that the Surviving Corporation has an amount in cash sufficient to pay all amounts required by the foregoing sentence. All such payments will be less any applicable withholding Taxes.

          (e)    Employee Stock Purchase Plan.    With respect to the Company's 2015 Employee Stock Purchase Plan (the "ESPP"), as soon as practicable following the date of this Agreement, the Company Board or the applicable committee thereof, as applicable, will adopt resolutions or take other actions as may be required to provide that each individual participating in any Offering Period (as defined in the ESPP) in progress on the date of this Agreement will not be permitted to (i) increase his or her payroll contribution rate pursuant to the ESPP from the rate in effect when that Offering Period commenced or (ii) make separate non-payroll contributions to the ESPP on or following the date of this Agreement, except as may be required by applicable Law. No individual who is not participating in the ESPP as of the date of this Agreement will be allowed to commence participation in the ESPP following the date of this Agreement. Prior to the Effective Time, the Company will take all action that may be necessary to (A) cause any Offering Period that would otherwise be outstanding at the Effective Time to be terminated no later than ten (10) days prior to the date on which the Effective Time occurs; (B) make any pro rata adjustments in accordance with the ESPP that may be necessary to reflect the shortened Offering Period, but otherwise treat such shortened Offering Period as a fully effective and completed Offering Period for all purposes pursuant to the ESPP; (C) cause the exercise of each outstanding purchase right pursuant to the ESPP prior to the Effective Time; and (D) provide that no further Offering Period or Purchase Period (as defined in the ESPP) will commence pursuant to the ESPP after the date of this Agreement. On such exercise date, the Company will apply the funds credited as of such date pursuant to the ESPP within each participant's ESPP account to the purchase of whole Shares in accordance with the terms of the ESPP. Immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger), the Company will terminate the ESPP.

          (f)    Corporate Actions.    At or prior to the Effective Time, the Company, the Company Board and the Compensation and Benefits Committee, as applicable, shall adopt any resolutions and take any actions which are necessary to effectuate the provisions of Section 4.3(a), Section 4.3(b) , Section 4.3(c) and Section 4.3(e), it being understood and agreed that from and after the Effective Time, no participant in any Stock Plan or other Benefit Plan will have any right thereunder to acquire any equity securities of Parent, the Company, the Surviving Corporation or any of their respective Subsidiaries. All Company Options, RSUs and PSUs, the ESPP and all Stock Plans will terminate as of the Effective Time without ongoing liability to Parent, the Company, the Surviving Corporation or any of their respective Subsidiaries other than to make the payments set forth in this Section 4.3, and the provisions in any other Benefit Plan or Contract providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any of its Subsidiaries will be cancelled as of the Effective Time, and the Company will take all action necessary in consultation with Parent to effect the foregoing.

        4.4    Adjustments to Prevent Dilution.     Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, the issued and outstanding Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of shares or a different class by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender offer or exchange offer, or other similar transaction, then the Per Share Merger Consideration shall be equitably adjusted to provide to Parent and the holders of Shares the same economic effect as contemplated in this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the Per Share Merger Consideration; provided, however, nothing in this Section 4.4 shall be construed to permit the Company, any Subsidiary of the Company or any Person to take any action except to the extent consistent with, and not otherwise prohibited or restricted by, the terms of this Agreement.

ARTICLE V

Representations and Warranties

        5.1    Representations and Warranties of the Company.     Except as set forth in the Company Reports (as defined in Section 5.1(e)(i)), other than with respect to Section 5.1(b)), filed with or furnished to the U.S. Securities and Exchange Commission (the "SEC") (including the exhibits and schedules thereto, but excluding, in each case, any disclosures contained or referenced therein under the captions "Risk Factors," "Forward-Looking Statements" and any similar cautionary disclosures contained therein) prior to the date hereof or in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company prior to entering into this Agreement (the "Company Disclosure Letter") (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure; provided, however, that the disclosure of any item in any section or subsection of the Company Disclosure Letter shall not be construed as an admission of liability under any applicable Law or for any other purpose and shall not be construed as an admission that such item is in fact material or creates a measure of materiality for purposes of this Agreement or otherwise), the Company hereby represents and warrants to Parent and Merger Sub that:

          (a)    Organization, Good Standing and Qualification.    Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and (to the extent such concept exists in the jurisdiction where such entity is organized) in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties, rights and assets and to carry on its business as presently conducted, except where the failure to be so organized or in good standing, or to have such power or authority, are not, individually or in the aggregate, reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement. The Company has made available to Parent complete and correct copies of the Company's and its Significant Subsidiaries' certificates of incorporation and bylaws or comparable governing documents, each as amended to the date of this Agreement, and each as so made available is in effect on the date of this Agreement.

          As used in this Agreement, the term (i) "Subsidiary" means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries; (ii) "Significant Subsidiary" has the meaning set forth in Rule 1.02(w) of Regulation S-X under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"); (iii) "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and (iv) "Company Material Adverse Effect" means any change, event, effect or circumstance (each, an "Effect") that, individually or taken together with all other Effects has had, or would reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following, and no Effect arising out of or resulting from the following, shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred:

            (A)  any changes in global, national or regional economic conditions, except to the extent that such changes in conditions have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies operating in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect);

            (B)  any changes in conditions generally affecting the industries in which the Company and its Subsidiaries operate, except to the extent that such changes in conditions have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies operating in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect);

            (C)  any change in the market price or trading volume of the Shares on the New York Stock Exchange (the "NYSE") (provided, that the exception in this clause (C) shall not prevent or otherwise affect a determination that any Effect underlying such change in the market price or trading volume has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect, and only then to the extent otherwise permitted by this definition of Company Material Adverse Effect);

            (D)  any change in the credit rating or the credit outlook of the Company or any of its Subsidiaries (provided, that the exception in this clause (D) shall not prevent or otherwise affect a determination that any Effect underlying such change in the credit rating has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect, and only then to the extent otherwise permitted by this definition of Company Material Adverse Effect);

            (E)  any regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any foreign jurisdiction, including actual or anticipated results of elections, instability in the executive or other branch or agency of any government, investigations or prosecutions of governmental figures, trade wars and tariffs, interest rates or exchange rates for the currencies of any country, except to the extent that such changes in the conditions have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies operating in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect);

            (F)  any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published plans, projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (provided, that the exception in this clause (F) shall not prevent or otherwise affect a determination that any Effect underlying such failure has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect, and only then to the extent otherwise permitted by this definition of Company Material Adverse Effect);

            (G)  the negotiation, execution, delivery or performance of this Agreement or the public announcement, pendency or completion of the Merger or any of the other transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with its employees or with its suppliers or customers (other than for purposes of the representation and warranty contained in Section 5.1(d) (and in Section 7.2(a) and Section 8.4(b) to the extent related to such portions of such representation));

            (H)  any Transaction Litigation (as defined in Section 6.14) or other civil, criminal or administrative action, suit, claim, hearing, arbitration, investigation or other proceeding threatened, made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company) against the Company, any of its executive officers or other employees or any member of the Company Board or any committee thereof arising out of the Merger or any other transaction contemplated by this Agreement;

            (I)   changes or proposed changes in U.S. generally accepted accounting principles ("GAAP") or in Laws applicable to the Company or any of its Subsidiaries or the repeal, enforcement or interpretation thereof, except to the extent that such changes have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies operating in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect);

            (J)   any geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared), sabotage, cyberterrorism (including by means of cyber-attack by or sponsored by a Governmental Entity), terrorism or military actions, or any escalation or worsening of any such hostilities, acts of war (whether or not declared), sabotage, cyberterrorism (including by means of cyber-attack by or sponsored by a Governmental

    Entity), terrorism or military actions threatened or underway as of the date of this Agreement, except to the extent that such changes in conditions have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies operating in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect);

            (K)  any change resulting from or arising out of a hurricane, earthquake, flood or other natural disaster, except to the extent that such changes have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on other companies operating in the industries in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect);

            (L)  any action expressly required to be taken by this Agreement or any failure to act to the extent expressly prohibited by this Agreement (other than compliance with Section 6.1) or taken at the written request of Parent or Merger Sub;

            (M) any change to the extent resulting or arising from the identity of, or any facts or circumstances relating to, a Guarantor, Parent, Merger Sub or the respective Affiliates of the foregoing, the respective financing sources of or investors in the foregoing, the respective principals or employees of the foregoing, or the respective plans or intentions of the foregoing with respect to the Company or its business; or

            (N)  the availability or cost of equity, debt or other financing to Parent or Merger Sub (provided, that the exception in this clause (N) shall not prevent or otherwise affect a determination that any Effect underlying such matter has resulted in or contributed to, or would reasonably be expected to result in or contribute to, a Company Material Adverse Effect, and only then to the extent otherwise permitted by this definition of Company Material Adverse Effect).

          (b)    Capital Structure.

              (i)  The authorized capital stock of the Company consists of (i) 200,000,000 Shares, of which 37,126,051 Shares were outstanding as of the close of business on August 6, 2018 (the "Capitalization Date"), (ii) 10,000,000 shares of series common stock, par value $0.01 per share, of which none were outstanding as of the close of business on the Capitalization Date and (iii) 10,000,000 preferred shares, par value $0.01 per share (of which 500,000 shares are designated as Series A Junior Participating Preferred Stock shares, $0.01 par value per share, and 1,400,000 are designated as Series B Preferred Stock, $0.01 par value per share), of which none were outstanding as of the close of business on the Capitalization Date, and from the Capitalization Date through the date of this Agreement, the Company has not issued any Shares, series common stock, or preferred shares, other than Shares issued in connection with the exercise of Company Options outstanding prior to the date of this Agreement. All of the outstanding Shares have been duly authorized and are validly issued, fully paid and nonassessable. No Shares are held by any Subsidiary of the Company. As of the Capitalization Date, other than 4,553,225 Shares reserved for issuance under the 2018 Non-Employee Directors Stock Incentive Plan, the 2009 Stock Incentive Plan (As Amended and Restated With Respect to Awards Granted Under the Plan on or after January 1, 2013), as amended from time to time, the 2000 Dun & Bradstreet Corporation Replacement Plan for Certain Directors Holding Dun & Bradstreet Corporation Equity-Based Awards, and the 2015 Employee Stock Purchase Plan (collectively, the "Stock Plans"), the Company has no Shares reserved for issuance. Section 5.1(b)(i) of the Company Disclosure Letter sets forth (x) the total number of outstanding Company Options, RSUs, the number of Shares resulting from any dividend equivalents related to such RSUs, and PSUs (assuming target and maximum performance vesting of PSUs for which the applicable performance period has not completed as of the date of this Agreement) as of the Capitalization Date and (y) a correct and complete list of all outstanding Company Options (by grant date), RSUs and PSUs as of the Capitalization Date and the exercise price, if applicable, with respect to each such Company Option, and from the Capitalization Date through the date of this Agreement, the Company has not granted any other Company Options, RSUs or PSUs. Each of the outstanding shares of capital stock or other equity securities of each of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or by a direct or indirect wholly owned Subsidiary of the Company, free and clear of any lien, charge, pledge, security interest, claim or other encumbrance (each, a "Lien"), other than Permitted Liens and any restrictions on transfer imposed by applicable securities Laws. Except as set forth above, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, performance units, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any shares of capital stock or other equity securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or to acquire (including options, warrants or other rights of any kind), any equity securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Upon any issuance of any Shares in accordance with the terms of the Stock Plans, such Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens. All grants of Company Options, RSUs and PSUs were validly issued and properly approved by the Company Board (or a committee thereof) in accordance with the applicable Stock Plan and applicable Law, including the applicable requirements of the New York Stock Exchange. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the Company's stockholders on any matter. For purposes of this Agreement, a wholly owned Subsidiary of the Company shall include any Subsidiary of the Company of which all of the shares of capital stock of such Subsidiary are owned by the Company (or a wholly owned Subsidiary of the Company).

             (ii)  Section 5.1(b)(ii) of the Company Disclosure Letter sets forth (A) each of the Company's Subsidiaries and the ownership interest of the Company in each such Subsidiary, as well as the ownership interest of any Person (other than the Company or any of its other Subsidiaries) in each such Subsidiary and (B) the Company's or its Subsidiaries' capital stock, equity interest or other direct or indirect ownership interest in any other Person. Other than as set forth on Section 5.1(b)(ii) of the Company Disclosure Letter neither the Company nor any of its Subsidiaries has any ownership or equity interest in any Person.

          For the purpose of this Agreement, "Permitted Liens" shall mean (A) statutory Liens for Taxes, special assessments or other governmental or quasi-governmental charges not yet due and payable or which may hereafter be paid without penalty or the amount or validity of which is being contested in good faith by appropriate proceedings, in each case for which sufficient reserves have been established in the financial statements and books and records of the Company in accordance with GAAP (where required by GAAP), (B) landlords', warehousemens', mechanics', materialmens', repairmans', carriers' or similar Liens that relate to obligations not due and payable and arise in the ordinary course of business, (C) Liens incurred or deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension programs mandated under applicable Laws or other social security regulations, (D) zoning, building, entitlement and other land use regulations promulgated by Governmental Entities, (E) the interests of the lessors and sublessors of any leased properties, (F) easements, rights of way and other imperfections of title or encumbrances that do not materially interfere with the present use of, or materially detract from the value of, the property related thereto, (G) Liens disclosed in Section 5.1(b)(iii) of the Company Disclosure Letter granted in the ordinary course of business and (H) non-exclusive licenses of Intellectual Property.

          (c)    Corporate Authority; Approval and Fairness.

              (i)  The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to perform its obligations under this Agreement and to consummate the Merger and any other transaction contemplated by this Agreement, subject only to adoption of this Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at a stockholders' meeting duly called and held for such purpose (the "Requisite Company Vote"). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by each of Parent and Merger Sub, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

             (ii)  (A) The Company Board has unanimously (i) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable this Agreement and the Merger, (iii) resolved to recommend that this Agreement be adopted by the Company's stockholders at a stockholders' meeting duly called and held for such purpose (the "Company Recommendation") and (iv) directed that this Agreement be submitted to the stockholders of the Company at the Stockholders Meeting for their adoption and approval and (B) the Company Board received the oral opinion of J.P. Morgan Securities LLC ("J.P. Morgan") (to be confirmed in writing) that as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken in preparing such opinion as set forth therein, the Per Share Merger Consideration to be paid to the holders of Shares (other than Excluded Shares and Shares held by any Affiliate of Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders. It is agreed and understood that such opinion is for the benefit of the Company Board and may not be relied on by Parent or Merger Sub.

          (d)    Governmental Filings and Approvals; No Violations; Certain Contracts.

              (i)  Other than the filings, reports, approvals and/or notices (A) pursuant to Section 1.3, (B) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and as set forth on Section 5.1(d) of the Company Disclosure Letter, (C) under the Exchange Act, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") or foreign or state securities or "blue sky" laws, including the filing and dissemination of the Proxy Statement and (D) under stock exchange rules, no notices, reports or other filings are required to be made by the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company from, any domestic or foreign governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity (each, a "Governmental Entity"), in connection with the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement, except (1) those the failure of which to make or obtain are not, individually or in the aggregate, reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement and (2) those to the extent resulting or arising from the identity of, or any facts or circumstances relating to, a Guarantor, Parent, Merger Sub or the respective Affiliates of the foregoing, the respective financing sources of or investors in the foregoing, the respective principals or employees of the foregoing, or the respective plans or intentions of the foregoing with respect to the Company or its business.

             (ii)  The execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company or comparable governing documents of any Subsidiary of the Company, (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any obligations under, the loss of a benefit under or the creation of a Lien (other than Permitted Liens) on any of the assets, rights or properties of the Company or any of its Subsidiaries pursuant to, any material agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation (each, a "Contract") or by which any of their respective rights, properties or assets are bound binding upon the Company or any of its Subsidiaries or (C) assuming compliance with the matters referred to in Section 5.1(d)(i), a violation of any Law to which the Company or any of its Subsidiaries is subject, except, in the case of clause (B) or (C) of this Section 5.1(d)(ii) , for any such breach, violation, termination, default, creation, acceleration, loss of benefit or change (1) that, individually or in the aggregate, is not reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement or (2) to the extent resulting or arising from the identity of, or any facts or circumstances relating to, a Guarantor, Parent, Merger Sub or the respective Affiliates of the foregoing, the respective financing sources of or investors in the foregoing, the respective principals or employees of the foregoing, or the respective plans or intentions of the foregoing with respect to the Company or its business.

          (e)    Company Reports; Financial Statements.

              (i)  The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since January 1, 2016 (the "Applicable Date") (the forms, statements, certifications, reports and documents filed or furnished by the Company since the Applicable Date and those filed or furnished by the Company subsequent to the date hereof, including any amendments thereto, the "Company Reports"). Each of the Company Reports, at the time of its filing or being furnished, complied or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "Sarbanes-Oxley Act") applicable to the Company Reports. As of their respective dates (or, if amended prior to the date hereof, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated or incorporated by reference therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date hereof, (A) there are no outstanding or unresolved comments in comment letters received from the SEC or its staff, (B) the Company has not received notice from the SEC that any of the Company Reports is subject to ongoing review, outstanding comment or outstanding investigation by the SEC and (C) none of the Subsidiaries of the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.

             (ii)  The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

            (iii)  (A) Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports filed prior to the date hereof (including the related notes and schedules) presents fairly, in all material respects, and, in the case of Company Reports filed after the date hereof, will present fairly, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of its date and (B) each of the Company's consolidated statements of income (loss), consolidated cash flows and changes in stockholders' equity included in or incorporated by reference into the Company Reports filed prior to the date hereof (including any related notes and schedules) presents fairly, in all material respects, and, in the case of Company Reports filed after the date hereof, will present fairly, in all material respects, the consolidated results of its operations, its consolidated cash flows and changes in stockholders' equity, as the case may be, of the Company and its consolidated Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end adjustments), in the case of each of clause (A) and clause (B), in accordance with GAAP applied on a consistent basis during the periods included (subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments that will not be material in amount or effect). The Company has been and is in material compliance with the applicable provisions of the Sarbanes-Oxley Act.

            (iv)  The Company has established and maintains, and at all times since the Applicable Date has maintained, "disclosure controls and procedures" and "internal control over financial reporting" (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company's disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company's independent registered public accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2017. Since December 31, 2017, no events, facts or circumstances have occurred such that management would not be able to complete its assessment of the effectiveness of the Company's internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act when next due and for the fiscal year ending December 31, 2018, and conclude, after such assessment, that such system was effective and did not identify (i) any material weaknesses in its internal controls over financial reporting and (ii) any allegation of fraud that involves management of the Company or any other employees of the Company and its Subsidiaries who have a significant role in the Company's internal controls over financial reporting or disclosure controls and procedures. Since January 1, 2016, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

             (v)  Since the Applicable Date, neither the Company nor, to the Company's Knowledge, the Company's independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness in the system of internal control over financial reporting utilized by the Company and its Subsidiaries; or (B) any fraud that involves the Company's management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

          (f)    Absence of Certain Changes.

              (i)  Other than actions taken in connection with the transactions contemplated by this Agreement, since December 31, 2017 and through the date of this Agreement the Company and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary course of such businesses. Since December 31, 2017 and through the date of this Agreement, there has not been any Company Material Adverse Effect or any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect or that, subject to the qualifications set forth in clauses (A) through (N) of the definition of "Company Material Adverse Effect", would prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement.

             (ii)  Since June 30, 2018 through the date of this Agreement, the Company has not taken, or agreed, authorized or committed to take, any action that would be prohibited by clauses (i) - (iii), (v) - (xii), (xiv), (xv) or (xvii) of Section 6.1(a) if taken or proposed to be taken after the date of this Agreement.

          (g)    Litigation and Liabilities.

              (i)  (A) There are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations or other proceedings by or before any Governmental Entity (including cease and desist letters and invitations to take a patent license) (each of the foregoing, "Proceedings") pending or, to the Company's Knowledge, threatened against the Company, any of its Subsidiaries or any of its or their respective assets or properties and (B) neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity specifically imposed upon the Company or any of its Subsidiaries which, in the case of each of (A) or (B), either are (1) reasonably expected, individually or in the aggregate, to have a Company Material Adverse Effect or (2) reasonably likely, individually or in the aggregate, to prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement, in the case of this clause (2), other than any Transaction Litigation brought after the date hereof.

             (ii)  The Company does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company, other than liabilities and obligations (A) set forth in the Company's consolidated balance sheet (and the notes thereto) included in the Company Reports filed prior to the date of this Agreement, (B) incurred in the ordinary course of business since June 30, 2018, (C) incurred in connection with the Merger or any other transaction or agreement contemplated by this Agreement, (D) in connection with any Permitted Lien (as defined in Section 5.1(b)) or (E) that are not, individually or in the aggregate, reasonably expected to have a Company Material Adverse Effect.

          The term "Company's Knowledge" shall mean the actual knowledge of those persons set forth in Section 5.1(g) of the Company Disclosure Letter.

          As used in this Agreement, the term "ordinary course of business" shall mean in the ordinary course of business consistent with past practice.

          (h)    Employee Benefits.

              (i)  Section 5.1(h)(i) of the Company Disclosure Letter sets forth an accurate and complete list of each material Benefit Plan. For purposes of this Agreement, "Benefit Plan" means all benefit and compensation plans, contracts, policies or arrangements (whether or not in writing) covering any current or former director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries (each, a "Service Provider") maintained, sponsored or contributed to by the Company or any of its Subsidiaries or under which the Company has or would reasonably expect to have any liability or obligation, including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA, and deferred compensation, severance, termination, stock option, stock purchase, stock appreciation rights, stock-based, incentive, retention, change in control, retirement, profit sharing, fringe benefit and welfare plans, contracts, policies or arrangements. True and complete copies of all Benefit Plans (other than any Benefit Plan mandated by applicable Law) listed on Section 5.1(h)(i) of the Company Disclosure Letter have been made available to Parent. To the extent applicable, with respect to each material Benefit Plan (other than any Benefit Plan that is maintained primarily for Service Providers working outside of the United States (each a "Non-U.S. Benefit Plan")), the Company has made available to Parent true, correct and complete copies of (1) the most recent determination letter, if any, from the Internal Revenue Service ("IRS") for any Benefit Plan that is intended to qualify pursuant to Section 401(a) of the Code; (2) the most recent summary plan descriptions provided to participants; (3) any current related trust agreements or insurance contracts; (4) any material notices since the Applicable Date to or from the IRS or any office or representative of the United States Department of Labor, Pension Benefit Guaranty Corporation ("PBGC") or any other Governmental Entity; and (5) the most recent actuarial valuation.

             (ii)  Each Benefit Plan, other than Non-U.S. Benefit Plans, has been established, maintained, funded and administered in compliance with its terms and ERISA, the Code and other applicable Laws, except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Each Benefit Plan that is subject to ERISA (an "ERISA Plan") that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and to the Company's Knowledge, nothing has occurred that would be reasonably expected to adversely affect the qualification or tax exemption of any such Benefit Plan. Neither the Company nor any of its Subsidiaries or, to the Company's Knowledge, any of their respective directors, officers, employees or agents, has engaged in a transaction or breach of fiduciary duty with respect to any ERISA Plan that is reasonably expected to subject the Company or any of its Subsidiaries to a material tax or penalty imposed by Section 4975 of the Code or Sections 409 or 502(i) of ERISA.

            (iii)  Each Non-U.S. Benefit Plan has been established, maintained, funded and administered in compliance with its terms and with the requirements prescribed by any applicable Laws except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Each Non-U.S. Benefit Plan required to be registered or that is intended to receive favorable tax treatment under applicable tax Laws has been registered, and to the extent applicable, determined to satisfy the requirements of such tax Laws. Except as required by applicable Law or maintained by a Governmental Entity, no material Non-U.S. Benefit Plan is a defined benefit pension plan.

            (iv)  Neither the Company nor any ERISA Affiliate has any current or contingent liability or obligation in respect of a plan that is subject to Section 412 or 302 of the Code or Title IV of ERISA. With respect to each such Benefit Plan(A) the Company and its ERISA Affiliates have complied in all respects with the minimum funding requirements of Sections 412 of the Code and 302 of ERISA except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, and no waiver from minimum funding standards (as described in Section 412(c) of the Code or Section 302(c) of ERISA) is in effect, (B) there have been no violations of the applicable benefits restrictions under Section 436 of the Code except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, (C) no lien on the assets of the Company or any ERISA Affiliate has arisen under ERISA or Section 430(k) of the Code, nor does the Company or any ERISA Affiliate expect such lien to arise, (D) since the Applicable Date, there have been no events described in Sections 4043 or 4062(e) of ERISA, nor does the Company or any ERISA Affiliate expect such events to occur, except in each case with respect to any such event for which reporting is waived, and (E) the premiums described in Section 4006 of ERISA payable to the PBGC under Section 4007 of ERISA have been timely paid except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. For purposes of this Agreement, "ERISA Affiliate" means any corporation or trade or business (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a "single employer" within the meaning of Section 414 of the Code.

             (v)  Neither the Company nor any ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, any plan that is a "multiemployer plan" within the meaning of Section 3(37) of ERISA or a "multiple employer plan" (as defined in Section 4063 or Section 4063 of ERISA).

            (vi)  No Benefit Plan provides post-termination or retiree life insurance, health or other welfare benefits to any person, except as may be required by Section 4980B of the Code or any similar Law. Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, the Company has adequately reserved the right to amend or terminate each such Benefit Plan to reflect the changes made since December 31, 2014, and those anticipated to be effective January 1, 2019 under the plans set forth in items 2 and 3 on Section 5.1(h)(vi) of the Company Disclosure Letter.

           (vii)  As of the date hereof, there is no pending or, to the Company's Knowledge, threatened proceedings or litigation relating to the Benefit Plans, other than routine claims for benefits, except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

          (viii)  None of the execution and delivery of this Agreement or the consummation of the Merger will, either alone or in conjunction with any other event (whether contingent or otherwise), (A) result in, or accelerate the time of payment or vesting of, any payment

    (including severance, change in control, stay or retention bonus or otherwise) becoming due under any Benefit Plan (other than severance pay required by any Law); (B) materially increase any benefits otherwise payable under any Benefit Plan; or (C) result in the acceleration of the time of funding, payment or vesting of any such benefits under any Benefit Plan. No payment or benefit that will be made by the Company or any Subsidiary will be characterized as a parachute payment within the meaning of Section 280G of the Code, and neither the Company nor any of its Subsidiaries has any obligation to gross-up or indemnify any individual with respect to any Tax.

            (ix)  Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, each arrangement subject to Section 409A of the Code (if any) has been maintained and administered in compliance with Section 409A of the Code and all applicable regulatory guidance (including proposed and final regulations, notices and rulings) thereunder such that no Taxes or interest will be due at or after the Closing in respect of such arrangement failing to be in compliance therewith. Neither the Company nor any of its Subsidiaries has any obligation to "gross-up" or otherwise indemnify any individual for the imposition of the excise tax under Section 409A of the Code.

          (i)    Compliance with Laws; Licenses.    The businesses of each of the Company and its Subsidiaries have not been since the Applicable Date, and are not being, conducted in violation of any federal, state, local or foreign law, statute or ordinance, common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, "Laws"), except for violations that, individually or in the aggregate, are not reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement. Except with respect to regulatory matters covered by Section 6.5, to the Company's Knowledge, no investigation, audit or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews, the outcome of which is not, individually or in the aggregate, reasonably expected to have a Company Material Adverse Effect or, subject to the qualifications set forth in clauses (G), (L) and (M) of the definition of "Company Material Adverse Effect", reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement. The Company and each of its Subsidiaries has obtained and is in compliance with all licenses, permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity necessary to conduct its business as presently conducted, except those the absence of which, individually or in the aggregate, are not reasonably expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger and the other transactions contemplated by this Agreement.

          (j)    Material Contracts.

              (i)  Except for (1) this Agreement, (2) Contracts filed as exhibits to or incorporated by reference into the Company Reports not less than two business days prior to the date hereof and (3) Contracts set forth on Section 5.1(j)(i) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is, as of the date hereof, a party to:

              (A)  any Contract that would be required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

              (B)  any Contract that (x) materially limits or otherwise materially restricts the ability of the Company or its Subsidiaries to engage or compete in any business or geographic area (or that, following the Merger, would by its terms apply such limits or other restrictions to Parent or its Subsidiaries) or (y) has any standstill or similar agreement pursuant to which the Company or its Subsidiaries has agreed not to acquire any assets or securities of another Person;

              (C)  any Contract under which the Company or its Subsidiaries has (1) licensed or been granted rights from a third party in any Intellectual Property (as defined in Section 5.1(p)(vi)) that is material to the continued operation of the business of the Company or its Subsidiaries, other than Contracts with respect to generally commercially available off-the-shelf software or any software licensed under a "free software," "copyleft" or similar license; or (2) licensed or granted rights to any material Company Intellectual Property, other than in the case of (1) and (2), non-exclusive licenses granted in the ordinary course of business;

              (D)  any Contract containing a put, call, right of first refusal or similar right pursuant to which the Company or its Subsidiaries could be required to purchase or sell, or otherwise acquire or transfer, as applicable, any material equity interests of any Person or to contribute material capital;

              (E)  any Contract containing "most favored nation," "exclusivity" or similar provisions, in each case other than any such Contracts that (1) may be cancelled without material liability or penalty to the Company or its Subsidiaries upon notice of ninety (90) days or less or (2) are immaterial to the Company and its Subsidiaries, taken as a whole;

              (F)  any Contract (other than the Existing Indentures) that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, prohibits the pledging of the capital stock of the Company or any Subsidiaries of the Company or that prohibits the incurrence of indebtedness for borrowed money or guarantees by the Company or any Subsidiary of the Company;

              (G)  any Contract (1) providing for the disposition or acquisition of capital stock or other equity interests or assets by the Company or any of its Subsidiaries in any case for consideration in excess of $1,000,000, to the extent the Company continues to have any indemnification or similar obligations outstanding thereunder or (2) pursuant to which the Company or any of its Subsidiaries will acquire any material ownership interest in, or material assets of, any other Person;

              (H)  any Contract pursuant to which the Company or any of its Subsidiaries has "earn-out" or other material contingent payment obligations;

              (I)   any mortgages, indentures, guarantees, loans or credit agreements, security agreements, swaps, derivatives or hedging agreements or other Contracts relating to the borrowing of money or extension of credit or other indebtedness (in each case, other than foreign exchange forward Contracts entered into in the ordinary course of business), in each case in excess of $20,000,000, other than (1) accounts receivables and payables in the ordinary course of business; (2) loans to Subsidiaries of the Company in the ordinary course of business; and (3) extensions of credit to customers in the ordinary course of business;

              (J)   any Contract providing for cash severance payments in excess of $1,000,000 (other than those pursuant to which such severance payment is required by applicable Law);

              (K)  any Contract that provides for the establishment or governance of a joint venture, partnership, limited liability company or other similar agreement with any third Person (it being understood that this clause (K) does not include commercial arrangements where there is no joint ownership by the Company and its counterparty of equity in a Person);

              (L)  any Contract with a customer of the Company or any of its Subsidiaries (1) under which the Company and its Subsidiaries generated revenue in excess of $10,000,000 in the aggregate for the fiscal year ended 2017 or (2) under which the Company and its Subsidiaries are expected to generate revenue in excess of $10,000,000 in the aggregate for fiscal year 2018;

              (M) any Contract with a vendor or supplier (including outsourcing services) of the Company or any of its Subsidiaries (1) under which the Company and its Subsidiaries made payments in excess of $10,000,000 in the aggregate for the fiscal year ended 2017 or (2) under which the Company and its Subsidiaries are expected to make payments in excess of $10,000,000 in the aggregate for fiscal year 2018;

              (N)  any Contract that is a collective bargaining agreement or other agreement with any labor union, works council, or other labor organization;

              (O)  any Contract with a Governmental Entity that is a settlement, conciliation, or similar agreement that imposes any material monetary or other material obligation upon the Company or its Subsidiaries after the date of this Agreement;

              (P)   any Government Contract under which the Company and its Subsidiaries (1) generated revenue in excess of $5,000,000 in the aggregate for the fiscal year ended 2017 or (2) are expected to generate revenue in excess of $5,000,000 in the aggregate for fiscal year 2018; or

              (Q)  any Contract that is between the Company or its Subsidiaries and any of their respective directors or officers or any Person beneficially owning five percent (5%) or more of the outstanding Shares.

          Each such Contract described in clauses (A) through (Q) above of this Section 5.1(j)(i) (and those Contracts that would be Material Contracts but for the exception of being filed as exhibits to the Company Reports) is referred to herein as a "Material Contract."

             (ii)  Each of the Material Contracts is valid and binding on the Company or its Subsidiaries and, to the Company's Knowledge, each other party thereto and is in full force and effect, except for any scheduled expiration of such Contracts in accordance with their terms and except for such failures to be valid and binding or to be in full force and effect that, individually or in the aggregate with other such failures, are not reasonably expected to have a Company Material Adverse Effect. None of the Company, its Subsidiaries or, to the Company's Knowledge, any other party is in default under any Material Contract, in each case except for such defaults that, individually or in the aggregate with other such defaults, are not reasonably expected to have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of each Material Contract, including all material amendments, waivers and changes thereto.

          (k)    Real Property.    Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have title, in fee or valid leasehold, easement or other rights, in each case, free and clear of all Liens other than Permitted Liens, to the land, buildings, structures and other improvements thereon and fixtures thereto necessary to permit the Company and its Subsidiaries to conduct their business as currently conducted. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to the Owned Real Property, (A) the Company or one of its Subsidiaries, as applicable, has good and marketable title to the real property owned by the Company or any of its Subsidiaries ("Owned Real Property"), free and clear of all Liens other than Permitted Liens and (B) there are no outstanding options or rights of first refusal to purchase the Owned Real Property, or any portion thereof or interest therein.

          (l)    Takeover Statutes.    Subject to the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 5.2(i), no "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under state or federal Laws in the United States (each, a "Takeover Statute") is applicable to the Company, the Shares, the Merger and the other transactions contemplated by this Agreement.

          (m)    Environmental Matters.    Except for such matters that, individually or in the aggregate, are not reasonably expected to have a Company Material Adverse Effect: (A) the Company and its Subsidiaries are, and have been, in compliance with applicable Environmental Laws since the Applicable Date; (B) the Company and its Subsidiaries possess all permits, licenses, registrations, identification numbers, authorizations and approvals required under applicable Environmental Law for the operation of the business as presently conducted; (C) neither the Company nor any Subsidiary has received any written claim, notice of violation or citation concerning any violation or alleged violation of any applicable Environmental Law during the past two (2) years which has not been resolved; and (D) there are no writs, injunctions, decrees, orders or judgments outstanding, or any judicial actions, suits or proceedings pending or, to the Company's Knowledge, threatened, concerning compliance by the Company or any Subsidiary with any Environmental Law.

          Notwithstanding any other representation or warranty in this Article V, the representations and warranties contained in Sections 5.1(e), 5.1(f) and 5.1(g) and this Section 5.1(m) constitute the sole representations and warranties of the Company relating to any Environmental Law.

          As used herein, the term "Environmental Law" means any applicable Law, regulation, code, license, permit, order, judgment, decree or injunction from any Governmental Entity concerning (A) the protection of the environment (including air, water, soil and natural resources) or (B) the use, storage, handling, release or disposal of Hazardous Substances, in each case as in effect on the date of this Agreement.

          As used herein, the term "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law, including petroleum and any derivative or by-products thereof.

          (n)    Taxes.

              (i)  Except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, (A) all Tax Returns required to be filed by the Company and each of its Subsidiaries (or in which the Company or any of its Subsidiaries is required to be included) have been duly and timely filed (taking into account any valid extension of time within which to file), and all Tax Returns filed by the Company and each of its Subsidiaries or in which the Company or any of its Subsidiaries has been included are true, complete and accurate; (B) all Taxes due and payable by the Company and each of its Subsidiaries and all Taxes that the Company or any of its Subsidiaries are obligated to withhold from amounts owing or paid to any employee, independent contractor, creditor, customer, Affiliate, shareholder or third party have been duly and timely paid to the appropriate Tax Authority; and (C) neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to Taxes of the Company or any of its Subsidiaries or agreed to extend the time with respect to any Tax assessment or deficiency of the Company or any of its Subsidiaries.

             (ii)  There are no Liens for material amounts of Taxes upon the assets of the Company or any of its Subsidiaries other than Permitted Liens.

            (iii)  There are not pending, or threatened in writing, any audits, actions, claims, examinations, administrative proceedings, court proceedings or other similar proceedings before any Tax Authority (each, a "Tax Proceeding") in respect of material amounts of Taxes or material Tax matters of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a party.

            (iv)  All deficiencies asserted or assessments or adjustments made against the Company or any of its Subsidiaries with respect to material amounts of Tax for any taxable period for which the period of assessment or collection remains open, if any, have been paid in full or finally settled.

             (v)  There are no unresolved written claims by a Tax Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to Tax in that jurisdiction.

            (vi)  Neither the Company nor any of its Subsidiaries was either a "distributing corporation" or a "controlled corporation" in a transaction intended to be governed in whole or in part by Section 355 of the Code (or any similar provision of state, local or foreign Tax Law) in the past two (2) years.

           (vii)  Neither the Company nor any of its Subsidiaries has "participated" in a "listed transaction" as set forth in Treasury Regulation § 1.6011-4(b)(2).

          (viii)  Neither the Company nor any of its Subsidiaries (A) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation, indemnification or similar agreement or arrangement, other than any customary commercial agreement or arrangement entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; (B) is or has been a member of a group (other than a group the common parent of which is the Company or one of its Subsidiaries) filing a consolidated, combined, affiliated, unitary, aggregate or similar income (or other material) Tax Return; (C) has any liability for any Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or foreign Tax Law), as a transferee or successor or by operation of Law; or (D) has entered into a closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of state, local or foreign Tax Law.

            (ix)  The Company is not and has not been, in the five (5)-year period ending on the date hereof, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

             (x)  Neither the Company nor any of its Subsidiaries has taken any action that would reasonably be expected to preclude the Company or any of its Subsidiaries from making a valid election under Section 965(h) or Section 965(n) of the Code.

            (xi)  Notwithstanding any other representation or warranty in this Article V, the representations and warranties contained in Sections 5.1(b)(ii), 5.1(e), 5.1(f), 5.1(g), 5.1(h) and this Section 5.1(n) constitute the sole representations and warranties of the Company relating to any Tax, Tax Return or Tax matter.

          As used in this Agreement, (A) the term "Tax" (including, with correlative meaning, the term "Taxes") includes all federal, state, local and foreign income, profits, gains, franchise, gross receipts, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property, withholding, excise, production, value added, occupancy and other taxes, duties or assessments of any kind, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions, (B) the term "Tax Return" includes all returns and reports (including declarations, disclosures, schedules, claims for refund and information returns) filed or required or permitted to be filed with a Tax Authority relating to Taxes (including amendments or attachments thereto) and (C) the term "Tax Authority" means any Governmental Entity, board, bureau, body, Person, department or authority of any United States federal, state or local jurisdiction or any non-United States jurisdiction, having jurisdiction with respect to any Tax (including the power to impose, determine the amount of, or collect any Tax).

          (o)    Labor Matters.

              (i)  Section 5.1(o) of the Company Disclosure Letter sets forth an accurate and complete list of any collective bargaining agreement or other agreement with a labor union, works council or like organization that the Company or any of its Subsidiaries is a party to or otherwise bound by. To the Company's Knowledge there are no pending or threatened activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries, and, to the Company's Knowledge, no such activities or proceedings have occurred within the past two (2) years. There is no strike, dispute, lockout, slowdown, work stoppage or other material labor dispute against the Company or any of its Subsidiaries pending or, to the Company's Knowledge, threatened directly against the Company or any of its Subsidiaries, and no such labor disputes have occurred since the Applicable Date.

             (ii)  Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, the Company and each of its Subsidiaries are in compliance with all applicable Laws relating to labor and employment, including Laws relating to discrimination, equal opportunity, harassment, hours of work and the payment of wages or overtime wages, classification of employees and independent contractors and other individual service providers, health and safety, workers' compensation, layoffs and plant closings, labor relations and collective bargaining.

          (p)    Intellectual Property.

              (i)  Section 5.1(p)(i) of the Company Disclosure Letter lists all material (A) Patents, (B) Trademarks and (C) Copyrights, in each case, that are included in the Company Intellectual Property and are the subject of a registration or a pending application for registration (collectively, the "Registered Intellectual Property"). To the Company's Knowledge, the Registered Intellectual Property is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment or decree adversely affecting the Company's or its Subsidiaries' use thereof or rights thereto. There are no claims pending or, to the Company's Knowledge, threatened in writing, challenging the validity, enforceability or ownership of any material Registered Intellectual Property. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries own or have a valid and enforceable right to use all Intellectual Property used by them, including in their software, solutions, products or services. The Company or one of its Subsidiaries own the Company Intellectual Property, free and clear of all Liens other than Permitted Liens.

             (ii)  (A) Neither the Company nor any of its Subsidiaries is infringing, misappropriating or otherwise violating the Intellectual Property rights of any third party, and there are no claims pending or threatened in writing relating to the same, and (B) to the Company's Knowledge, no Person is infringing, misappropriating, or otherwise violating any Company Intellectual Property rights, except, in each case (A) and (B), as would not reasonably be expected to have a Company Material Adverse Effect.

            (iii)  Except as would not reasonably be expected to have a Company Material Adverse Effect, since January 1, 2017, the software, solutions, products and services of the Company and its Subsidiaries, (A) are free of material bugs, defects, errors, viruses and other contaminants and (B) have not been subject to a recall or, to the Company's Knowledge, material customer complaints.

            (iv)  Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, (A) the Company and its Subsidiaries are in compliance with all applicable Laws with respect to data privacy, collection and use, (B) to the Company's Knowledge, such information technology assets and systems are sufficient for the current needs of the Company and its Subsidiaries, and (C) to the Company's Knowledge, since January 1, 2017 there have been no material breaches or outages of (or deletions or damages to or unauthorized access to or disclosure of) information technology assets and systems owned or used by the Company or its Subsidiaries (or data stored or transmitted thereby). Except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, each of the Company and its Subsidiaries has ensured that all Processing of Personal Data carried out by the Company and its Subsidiaries on the basis of Article 6(1)(f) of the GDPR, to the extent applicable, is in compliance with the GDPR, . For purposes of this Agreement, "GDPR" means Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016, and "Personal Data", "Processing" and "Supervisory Authority" shall each have the respective meaning set out in Article 4 of the GDPR.

             (v)  Notwithstanding any other representation or warranty in this Agreement, the representations and warranties contained in Sections 5.1(e), 5.1(f), 5.1(g) and 5.1(j) and this Section 5.1(p) constitute the sole and exclusive representations and warranties of the Company relating to Intellectual Property.

            (vi)  For purposes of this Agreement, the following terms have the following meanings:

          "Company Intellectual Property" means all Intellectual Property owned by the Company or any of its Subsidiaries.

          "Intellectual Property" means all intellectual property rights or similar proprietary rights, including such rights in and to (A) trademarks, service marks, certification marks, logos, trade and corporate names, Internet domain names, trade dress, any applications and registrations for the foregoing and the renewals thereof, and all goodwill associated therewith and symbolized thereby (collectively, "Trademarks"); (B) patents (including utility and design patents) and the applications for the same, including any divisions, continuations, continuations-in-part, reissues, re-examinations, substitutions and extensions thereof (collectively, "Patents"); (C) trade secrets and know-how; (D) copyrights, including copyrights in all published and unpublished works of authorship and any registrations and applications, renewals, extensions, restorations and reversions thereof ("Copyrights"); and (E) software, including computer programs and software source and object codes, data and databases.

          (q)    Anti-Corruption Compliance.

              (i)  None of the Company, any of its Subsidiaries, or, to the Company's Knowledge and when acting on behalf of the Company or its Subsidiaries, any officer, director, or employee of the Company or its Subsidiaries has, since January 1, 2013, taken any action that would cause any of the foregoing to be in material violation of any provision of the United States Foreign Corrupt Practices Act (the "FCPA"), the UK Bribery Act 2010, or any other applicable anticorruption Laws.

             (ii)  None of the Company, any of its Subsidiaries, or, to the Company's Knowledge and when acting on behalf of the Company or its Subsidiaries, any officer, director, or employee of the Company or its Subsidiaries, has, since January 1, 2013, made, offered, authorized, or received any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment in material violation of the FCPA, the UK Bribery Act 2010, or any other applicable anticorruption Laws.

          (r)    Economic Sanctions Compliance.

              (i)  The Company and each of its Subsidiaries are and, since January 1, 2013, have been in material compliance with all applicable economic sanctions laws or trade restrictions administered or enforced by the U.S. government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or Her Majesty's Treasury (collectively, "Sanctions").

             (ii)  Neither the Company nor its Subsidiaries nor any of their respective directors or officers is a Person (A) that is organized, located or resident in a country or territory with which dealings are broadly restricted, prohibited, or made sanctionable under any Sanctions (including Crimea, Cuba, Iran, North Korea and Syria), (B) with whom dealings are restricted or prohibited by, or are sanctionable under any Sanctions, or (C) a person or entity owned or controlled by any person or entity identified in (A) or (B).

            (iii)  Without limiting the foregoing, since January 1, 2013, to the Company's Knowledge, there have been no claims or investigations, nor are there any pending or threatened (in writing) claims or investigations, by any governmental agency or regulatory authority of potential violations against the Company or any of its Subsidiaries with respect to compliance with Sanctions.

          (s)    Export Controls Compliance.

              (i)  The Company and each of its Subsidiaries has, since January 1, 2013, conducted its export transactions in material compliance with all applicable United States export and re-export control Laws, economic sanctions Laws, and all other applicable export control Laws in other countries in which the Company and its Subsidiaries conduct business (collectively, "Export Control Laws").

             (ii)  Since January 1, 2013, to the Company's Knowledge, there have been no claims or investigations, or any actual or threatened (in writing) legal or regulatory enforcement proceedings against the Company or any of its Subsidiaries alleging a violation of any of the Export Control Laws.

          (t)    Insurance.    All material errors and omissions, general liability, business interruption, product liability, property liability and any other material insurance policies maintained by the Company or any of its Subsidiaries ("Insurance Policies") are in full force and effect and all premiums due with respect to all Insurance Policies have been paid as of the date of this Agreement, except as would not reasonably be expected to have a Company Material Adverse Effect.

          (u)    Proxy Statement; Other Information.    The Proxy Statement (as defined Section 6.3) will not, at the time it is filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Stockholders Meeting (as defined in Section 6.4), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. No representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied, or required to be supplied, by or on behalf of Parent, Merger Sub or any of their Affiliates expressly for inclusion or incorporation by reference therein.

          (v)    Brokers and Finders.    Neither the Company nor any of its Subsidiaries nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders' fees in connection with the Merger, other than J.P. Morgan.

          (w)    Government Contracts.    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the Applicable Date, neither the Company nor its Subsidiaries has (i) been suspended or debarred from bidding on government contracts by a Governmental Entity; (ii) been audited or investigated by any Governmental Entity with respect to any Government Contract other than in the ordinary course of business; (iii) conducted or initiated any internal investigation or made a mandatory disclosure to any Governmental Entity with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract; (iv) received from any Governmental Entity any written notice of breach, cure, show cause or default with respect to any Government Contract; or (v) had any Government Contract terminated by any Governmental Entity for default or failure to perform.

        As used herein, the term "Government Contract" means any customer Contract between the Company or any of its Subsidiaries and a Governmental Entity or entered into by any Company or any of its Subsidiaries as a subcontractor at any tier in connection with a Contract between another Person and a Governmental Entity.

        5.2    Representations and Warranties of Parent and Merger Sub.     Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent prior to entering into this Agreement (the "Parent Disclosure Letter" and, together with the Company Disclosure Letter, the "Disclosure Letters") (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Merger Sub each hereby represents and warrants to the Company that:

          (a)    Organization, Good Standing and Qualification.    Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be so organized or in good standing, or to have such power or authority, are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement. Parent has made available to the Company a complete and correct copy of the certificate of incorporation or certificate of formation and bylaws, or similar governing document, of Parent and Merger Sub, each as in effect on the date of this Agreement.

          (b)    Authority.    No vote of the holders of any class or series of partnership interest of Parent is necessary pursuant to applicable Law, the organizational documents of Parent or otherwise to approve this Agreement and the Merger and the other transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite partnership or corporate power and authority and has taken all partnership or corporate action necessary in order to execute and deliver this Agreement, and, with respect to Parent, the Commitment Letters and the Definitive Agreements contemplated by the Commitment Letters, and to perform its obligations under this Agreement and such other agreements and to consummate the Merger and any other transaction contemplated by this Agreement and such other agreements. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and assuming due execution and delivery by the Company, constitutes a valid and binding agreement of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (c)    Governmental Filings and Approvals; No Violations; Etc.

              (i)  Other than the filings, reports, approvals and/or notices (A) pursuant to Section 1.3, (B) under the HSR Act, (C) under the Exchange Act, the Securities Act or foreign or state securities or "blue sky" laws, (D) under stock exchange rules and (E) the filings, approvals and/or notices listed in Section 5.2(c)(i) of the Parent Disclosure Letter, no notices, reports or other filings are required to be made by Parent or Merger Sub with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent or Merger Sub from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the Merger and the other transactions contemplated by this Agreement, except those the failure of which to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement.

             (ii)  The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation or bylaws or similar governing documents of Parent or Merger Sub; (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any obligations under, the loss of a benefit under or the creation of a Lien (other than Permitted Liens) on any of the assets of Parent or Merger Sub pursuant to, any material Contract binding upon Parent or Merger Sub; or (C) assuming compliance with the matters referred to in Section 5.2(c)(i), a violation of any Law to which Parent or Merger Sub is subject, except, in the case of clause (B) or (C) of this Section 5.2(c)(ii) , for any such breach, violation, termination, default, creation, acceleration, loss of benefit or change that, individually or in the aggregate, is not reasonably likely to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement.

          (d)    Litigation.    As of the date of this Agreement, there are no Proceedings pending or, to the knowledge of the officers of Parent, threatened against Parent or Merger Sub that seek to enjoin, or are reasonably likely to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement. As of the date of this Agreement, neither Parent nor Merger Sub is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity specifically imposed upon Parent or Merger Sub which, individually or in the aggregate, is reasonably likely to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement.

          (e)    Financing Ability.

              (i)  Parent has received and accepted as of the date of this Agreement (A) executed equity commitments letters, dated as of the date hereof, between Parent and the Equity Financing Sources identified therein, including all exhibits, schedules, annexes and amendments to such letter in effect as of the date of this Agreement (the "Equity Commitment Letters"), pursuant to which each of the Equity Financing Sources has committed to provide, subject to the terms and conditions therein, cash in an amount up to the aggregate amount set forth therein for the purposes of financing the transactions contemplated by this Agreement (the "Equity Financing"), which Equity Commitment Letters provide that the Company is a third party beneficiary thereof and is entitled to enforce such agreements, in each case to the extent expressly provided for in the enforcement provisions of the Equity Commitment Letters, (B) executed preferred securities commitment letters, dated as of the date hereof, between Parent and the Preferred Financing Sources identified therein, including all exhibits, schedules, annexes and amendments to such letter in effect as of the date of this Agreement (the "Preferred Commitment Letter"), pursuant to which each of the Preferred Financing Sources has committed to provide, subject to the terms and conditions therein, cash in an amount up to the aggregate amount set forth therein for the purposes of financing the transactions contemplated by this Agreement (the "Preferred Financing"), and (C) an executed debt commitment letter, dated as of the date hereof, between Merger Sub and the Debt Financing Sources identified therein, including all exhibits, schedules, annexes and amendments to such letter in effect as of the date of this Agreement (the "Debt Commitment Letter" and, together with the Equity Commitment Letters and Preferred Commitment Letter, the "Commitment Letters"), pursuant to which the Debt Financing Sources party to the Debt Commitment Letter have committed to lend the amounts set forth therein (the provision of such funds as set forth therein, but subject to the provisions of Section 6.11, the "Debt Financing" and, together with the Equity Financing and Preferred Financing, the "Financing") and the related fee letter, of which only the fee amounts, price caps, other economic terms and "market flex" and "securities demand" terms have been redacted; provided, that in accordance with customary practice, such redacted terms are confidential and do not affect the conditionality of or the amount of cash proceeds available to Parent and Merger Sub from the Debt Financing (the "Fee Letter"). Except for the redactions to the Fee Letter described above, Parent has delivered to the Company true, correct and complete copies of the executed Commitment Letters and the Fee Letter as of the date hereof.

             (ii)  The Commitment Letters have not been amended, restated or otherwise modified or waived prior to the execution and delivery of this Agreement, no such amendment, restatement or modification is contemplated (other than any amendment to add or replace lenders, lead arrangers, bookrunners, syndication agents or similar entities as permitted by Section 6.11(a)) and the respective commitments contained in the Commitment Letters have not been withdrawn, rescinded, amended, restated or otherwise modified in any respect prior to the execution and delivery of this Agreement. As of the date of this Agreement, the Commitment Letters are in full force and effect and constitute the legal, valid and binding obligation of Parent and Merger Sub and, to Parent's knowledge, the other parties thereto, and there are no conditions precedent or contingencies (including pursuant to any "market flex" and "securities demand" provisions) related to the funding of the full amount of the Financing pursuant to the Commitment Letters, other than as expressly set forth in the Commitment Letters. Assuming the satisfaction of the conditions contained in Section 7.1 and Section 7.2, the net proceeds contemplated by the Financing, together with available cash of the Company and its Subsidiaries (if any, it being acknowledged that the Company makes no representation or warranty as to the amount or availability of cash as of the Effective Time), Parent and Merger Sub, will, in the aggregate, be sufficient to consummate the transactions contemplated by this Agreement, including the Merger, and to make (A) the payment of any amounts required to be paid pursuant to Article IV, (B) the payment of any debt required to be repaid, redeemed, retired, cancelled, terminated or otherwise satisfied or discharged in connection with the Merger, and (C) the payment of all fees and expenses related to the Financing and the other transactions contemplated by this Agreement to be paid by Parent or Merger Sub (collectively, the "Required Payments"). As of the date of this Agreement, no event has occurred which would or would reasonably be expected to constitute a breach or default (or an event which with notice or lapse of time or both would or would reasonably be expected to constitute a default) on the part of Parent or any of its Affiliates under the Commitment Letters or, to Parent's knowledge, any other party to the Commitment Letters. Subject to the satisfaction of the conditions contained in Section 7.1 and Section 7.2 and the completion of the Marketing Period, Parent has no reason to believe that any of the conditions to the Financing will not be satisfied or that the full amount of the Financing will not be available to Parent and Merger Sub on the Closing Date. Except for Fee Letters with respect to fees and related arrangements with respect to the Debt Financing, of which Parent has delivered correct and complete copies to the Company prior to the date of this Agreement, of which only the fee amounts, price caps, other economic terms and "market flex" and "securities demand" terms have been redacted; provided, that in accordance with customary practice, such redacted terms are confidential and do not affect the conditionality of or the amount of cash proceeds available to Parent and Merger Sub from the Debt Financing, there are no side letters or other Contracts or arrangements related to the funding of the full amount of the Financing necessary to fund the Required Payments other than as expressly set forth in the Commitment Letters and delivered to the Company prior to the execution and delivery of this Agreement. Parent has fully paid or caused to be paid all commitment fees or other fees required to be paid on or prior to the date hereof in connection with the Financing. For the avoidance of doubt, the obligations of Parent and Merger Sub under this Agreement are not subject to any conditions regarding the ability of Parent or Merger Sub to obtain financing (or obtain financing on terms acceptable to Parent or Merger Sub) for the consummation of the transactions contemplated by this Agreement.

            (iii)  As of the date hereof, none of Parent, Merger Sub or any of their respective Affiliates has entered into any Contract with any Person prohibiting such Person from providing or seeking to provide debt or preferred equity financing to any Person in connection with a transaction relating to the Company or any of its Subsidiaries in connection with the Merger.

        As used in this Agreement, the term "Compliant" means, with respect to the Required Information, that (A) such Required Information does not, when taken as a whole, contain any untrue statement of material fact regarding the Company and its Subsidiaries, or, when taken as a whole, omit to state any material fact regarding the Company and its Subsidiaries necessary to make such Required Information not materially misleading under the circumstances under which such statements have been made, (B) the financial statements and other financial information included in such Required Information are sufficient to permit the Company's independent auditors to issue customary "comfort" letters with respect to such financial statements and financial information to the financing sources providing the portion of the Financing consisting of debt securities (including customary "negative assurance" comfort and satisfying the requirements of SAS 72) in order to consummate any offering of debt securities as is customary for Rule 144A offerings of high-yield debt securities on any day of the Marketing Period, and which such auditors have confirmed they are prepared to issue on the last day of the Marketing Period, (C) the Company's independent auditors have not withdrawn, or have not advised the Company or its Subsidiaries in writing that they intend to withdraw, any audit opinion with respect to the audited financial statements contained in the Required Information (it being understood that the Required Information will satisfy this clause (C) if the Company's independent auditors or another independent accounting firm reasonably acceptable to Parent have delivered an unqualified audit opinion with respect to such financial statements), and (D) the Company shall not have publicly announced its intention to or determined that it is required to restate any financial statements contained in the Required Information (it being understood that the Required Information will satisfy this clause (D) if such restatement is completed and the applicable Required Information has been amended or the Company has announced or determined that no restatement shall be required, as applicable).

        As used in this Agreement, the term "Marketing Period" means the first period of fifteen (15) consecutive business days commencing after the date on which the conditions set forth in Sections 7.1 and 7.2 are satisfied (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing, but subject to the satisfaction or waiver of such conditions at or immediately prior to the Closing) and during which: (a) Parent has the Required Information from the Company that is Compliant; provided that (x) if the Company in good faith reasonably believes it has provided such Required Information, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Company shall be deemed to have provided the Required Information on the date specified in the notice (which date shall not be earlier than the date of such notice) unless Parent in good faith reasonably believes the Company has not completed the delivery of such Required Information and, not later than 5:00 p.m. (New York City time) two (2) business days following the date of the delivery of such notice by the Company, delivers a written notice to the Company to that effect (stating with specificity which Required Information has not been delivered) and (y) for avoidance of doubt, if at any time during such fifteen (15) consecutive business day period, the Required Information provided at the commencement of such period ceases to be Required Information as a result of updated historical information being required to be delivered pursuant to clause (i) or clause (ii) of the definition thereof or such Required Information ceases to be Compliant, then such fifteen (15) consecutive business day period shall be deemed not to have commenced until Parent shall have received Required Information that is Compliant, and such delivery shall result in a restart of the Marketing Period; and (b) nothing has occurred and no condition exists that would cause any of the conditions set forth in Sections 7.1 and 7.2 to fail to be satisfied assuming the Closing were to be scheduled for any time during such fifteen (15) consecutive business day period; provided that (i) the Marketing Period shall not commence prior to September 4, 2018, (ii) November 23, 2018 shall be disregarded and shall not count as a business day for purposes of calculating such fifteen (15) consecutive business days, (iii) such fifteen (15) consecutive business day period shall either end on or prior to December 21, 2018 or commence on or after January 2, 2019, and (iv) the Marketing Period shall not be deemed to have commenced if the Required Information is not Compliant; provided, further, that in all circumstances the Marketing Period shall end on any earlier date that is the date on which the proceeds of the Debt Financing are obtained.

        As used in this Agreement, the term "Required Information" means (i) the historical financial statements required pursuant to Section 5 of Exhibit D of the Debt Commitment Letter (as in effect on the date of this Agreement) and, with respect to any quarterly financial statements (other than with respect to the fourth quarter of any fiscal year) required by such section, such quarterly financial statements have been reviewed by the Company's independent auditors as provided in the procedures specified by the Public Company Accounting Oversight Board in AU-722, Interim Financial Information (provided that the filing by the Company of such required financial statements in its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q, as applicable, within such time periods will be deemed to satisfy the foregoing requirement); (ii) such information and data reasonably requested by Parent that is already prepared by the Company and its Subsidiaries in the form requested, is in the possession of the Company and its Subsidiaries and not in the possession of Parent or its Affiliates and that is necessary for Parent to prepare the pro forma financial statements identified in Section 6 of Exhibit D of the Debt Commitment Letter, it being understood that such information shall include historical financial information regarding the Company and its Subsidiaries necessary to prepare such pro forma financial statements and not include information relating to (x) the proposed aggregate amount of debt and equity financing, together with assumed interest rates, dividends (if any), fees and expenses relating to the incurrence of such debt or equity financing, for the transactions contemplated hereby, (y) the assumed pro forma capitalization of the Company after giving effect to the Closing, the Financing and the refinancing or repayment of any indebtedness of the Company and its Subsidiaries in connection therewith and (z) any post-Closing or pro forma assumed cost savings, synergies and similar adjustments (and the assumptions relating thereto) (all of which adjustments and assumptions contemplated by subclauses (x)-(z) hereof shall be the responsibility of Parent); (iii) such other customary financial and other pertinent information regarding the Company and its Subsidiaries that is reasonably available and as may be reasonably and timely requested in writing by Parent and necessary to permit Parent to prepare a customary preliminary offering memorandum for offerings of high-yield debt securities pursuant to Rule 144A, it being understood that in no event shall the Required Information be deemed to include or shall the Company be required to provide (1) a description of all or any component of the Financing, including any "description of notes", (2) risk factors relating solely to all or any component of the Financing, (3) separate subsidiary financial statements or any other information of the type required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X or "segment reporting", (4) Compensation Discussion and Analysis required by Item 402 of Regulation S-K, or (5) other information customarily excluded from an offering memorandum involving an offering of high-yield debt securities pursuant to Rule 144A, and (iv) customary authorization letters or management representation letters with respect to the financial statements and financial information to the Debt Financing Sources.

          (iv)    Solvency.    Neither Parent nor Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming (w) satisfaction of the conditions to Parent's and Merger Sub's obligations to consummate the Merger, (x) the representations and warranties of the Company set forth in Article IV are accurate and complete, (y) the Required Information fairly presents the consolidated financial condition of the Company and its Subsidiaries as at the end of the periods covered thereby and the consolidated results of earnings of the Company and its Subsidiaries for the periods covered thereby and (z) any financial forecasts of the Company made available to Parent as of the date hereof have been prepared in good faith upon assumptions that were reasonable at such time (it being understood that the Company is not making any representation and warranty with respect thereto as a result of such assumption in this clause (iv)(z)), then immediately after the Effective Time and giving effect to the consummation of the transactions contemplated by this Agreement (including the Financing), Parent and the Surviving Corporation and its Subsidiaries (on a consolidated basis) will, after giving effect to the Merger or any other transaction contemplated by this Agreement, including the funding of the Financing and any Alternative Financing, payment of the Per Share Merger Consideration, and payment of all other amounts required to be paid in connection with the consummation of the Merger or any other transaction contemplated by this Agreement and the payment of all related fees and expenses, be Solvent at and after the Closing. As used in this Section 5.2(e)(iv), the term "Solvent" shall mean, with respect to a particular date, that on such date, after giving effect to the Merger or any other transaction contemplated by this Agreement (a) the sum of the assets, at a fair valuation, of Parent, the Surviving Corporation and its Subsidiaries (on a consolidated basis) will exceed their debts, (b) Parent, the Surviving Corporation and its Subsidiaries (on a consolidated basis) has not incurred and does not intend to incur, and Parent does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (c) Parent, the Surviving Corporation and its Subsidiaries (on a consolidated basis) will have sufficient capital and liquidity with which to conduct their businesses. For purposes of this Section 5.2(e)(iv), "debt" means any liability on a claim, and "claim" means any (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured; provided, however, that, for purposes of any contingent or unmatured claims, the amount of "debt" shall be deemed the maximum estimated amount of liabilities reasonably likely to result from such contingent or unmatured claims.

          (f)    Limited Guarantees.    Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company true, correct and complete copies of the Limited Guarantees, duly executed by the Guarantors in favor of the Company. The Limited Guarantees are in full force and effect and are legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the Bankruptcy and Equity Exception, and have not been amended, withdrawn or rescinded in any respect as of the date hereof. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would result in a default by a Guarantor under a Limited Guarantee.

          (g)    Capitalization of Merger Sub.    The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at all times through the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent, free and clear of all Liens. Merger Sub has not conducted any business prior to the date hereof and has no, and at no time prior to the Effective Time will have any, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

          (h)    Brokers.    No agent, broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company or any of its Subsidiaries could have any liability prior to the Effective Time.

          (i)    Ownership of Company Capital Stock.    Except as set forth on Section 5.2(i) of the Parent Disclosure Letter, other than as a result of this Agreement, none of Parent, Merger Sub or any of their respective general or limited partners, stockholders, directors, officers, employees, managers or members beneficially owns any Shares, including, without limitation, for purposes of Section 203 of the Delaware General Corporation Law.

          (j)    Takeover Statutes.    No Takeover Statute or anti-takeover provision in the certificate of incorporation or bylaws of Parent or Merger Sub is applicable to Parent or Merger Sub, the Merger and the other transactions contemplated by this Agreement.

          (k)    Certain Arrangements.

              (i)  Parent has delivered to the Company a true, correct and complete copy of the agreement set forth on Section 5.2(k) of the Parent Disclosure Letter. Such agreement is in full force and effect and constitutes the legal, valid and binding obligation of Parent and, to the knowledge of the officers of Parent, the other parties thereto, enforceable against such parties in accordance with its terms, subject to the Bankruptcy and Equity Exception, and has not been amended, withdrawn or rescinded in any respect as of the date hereof.

             (ii)  As of the date of this Agreement, there are no Contracts or commitments to enter into Contracts (whether oral or written, binding or informal) between Parent, Merger Sub or any of their respective Affiliates, on the one hand, and (a) any director, officer or management employee of the Company or any Subsidiary of the Company, on the other hand, that relate in any way to this Agreement or the transactions contemplated hereby or thereby (including employment, investment or other arrangements that would be triggered by the consummation of the Merger) or (b) any stockholder of the Company (in its capacity as such), on the other hand, pursuant to which such stockholder would be entitled to receive consideration of a different amount or nature than the consideration set forth in Section 4.1(a) or pursuant to which such stockholder agrees to vote against any Superior Proposal or agree to vote in favor of the Merger.

          (l)    Information Supplied.    The statements made in the Proxy Statement based on information supplied, or required to be supplied, by or on behalf of Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference therein will not, at the time the Proxy Statement is filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, and will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

          (m)    No Other Company Representations or Warranties.    Except for the representations and warranties set forth in Section 5.1 or in any certificate delivered in connection with this Agreement, Parent and Merger Sub hereby acknowledge and agree that neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, nor any other Person, has made or is making any other express or implied representation or warranty to any Person with respect to the Company or any of its Subsidiaries or their respective business or operations, including with respect to any information provided, disclosed or delivered to Parent or Merger Sub, including in or via virtual or actual data rooms, information memoranda, management presentations, due diligence discussions, emails, telephone calls, or in-person meetings. Neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, nor any other Person, will have or be subject to any liability or indemnification obligation to Parent, Merger Sub or any other Person resulting from the delivery, dissemination or any other distribution to Parent, Merger Sub or any other Person, or the use by Parent, Merger Sub or any other Person, of any such information provided or made available to them by the Company or any of its Subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans, cost-related plans or other material provided or made available to Parent, Merger Sub or any other Person in or via virtual or actual data rooms, confidential information memoranda, management presentations, due diligence discussions, emails, telephone calls, or in-person meetings.

          (n)    Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans.    In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan and cost-related plan information, regarding the Company, its Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans and cost-related plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, business plans or cost-related plans), and that Parent and Merger Sub will have no claim against the Company or any of its Subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, with respect thereto. Accordingly, Parent and Merger Sub hereby acknowledge that neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, nor any other Person, has made or is making any representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans). Nothing in this Section 5.2(n) shall affect any representations and warranties set forth in Section 5.1 or any certificate delivered in connection with this Agreement.

ARTICLE VI

Covenants

        6.1    Interim Operations.

          (a)   The Company covenants and agrees as to itself and its Subsidiaries that, after the date hereof and prior to the earlier of the termination of this Agreement in accordance with Article VIII and the Effective Time (unless Parent shall otherwise approve in writing (such approval not to be unreasonably withheld, delayed or conditioned)), and except as otherwise expressly required or permitted by this Agreement or as required by applicable Law, the business of it and its Subsidiaries shall be conducted in all material respects in the ordinary course of business and, to the extent consistent with the foregoing and the restrictions in the next sentence, the Company and its Subsidiaries shall use their respective commercially reasonable efforts to preserve their business organizations substantially intact, maintain satisfactory relationships with Governmental Entities, customers, suppliers, employees and other business relationships having significant business dealings with them and keep available the services of their key employees and agents; provided that any action specifically permitted by the exceptions to the restrictions set forth in clauses (i) - (xviii) of this Section 6.1(a) shall be deemed in compliance with this sentence. Without limiting the foregoing, from the date of this Agreement until the earlier of the termination of this Agreement in accordance with Article VIII and the Effective Time, except (w) as otherwise expressly required or permitted by this Agreement, (x) as Parent may approve in writing (such approval not to be unreasonably withheld, delayed or conditioned), (y) as is required by applicable Law or (z) as set forth in Section 6.1(a) of the Company Disclosure Letter, the Company will not and will not permit its Subsidiaries to:

              (i)  adopt any change in its certificate of incorporation or bylaws or other applicable governing documents;

             (ii)  merge or consolidate the Company or any of its Subsidiaries with any other Person, except for any such transactions among wholly owned Subsidiaries of the Company;

            (iii)  make any acquisition of any business or any assets in excess of $5,000,000 individually or $15,000,000 in the aggregate, other than acquisitions of assets acquired from the Company's or its Subsidiaries' vendors or suppliers in the ordinary course of business of the Company and its Subsidiaries;

            (iv)  issue, sell, pledge, dispose of, grant, transfer, encumber or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, any shares of capital stock or other equity securities of the Company or any of its Subsidiaries or securities convertible or exchangeable into or exercisable for, or give any Person a right to subscribe for or acquire (including options, warrants or other rights of any kind), any shares of capital stock or other equity securities (other than (A) in respect of Company Options, RSUs and PSUs outstanding as of the date of this Agreement as required by their terms as in effect on the date of this Agreement or (B) the issuance of shares by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company);

             (v)  make any loans, advances, guarantees or capital contributions to or investments in any Person in excess of $5,000,000 individually or $15,000,000 in the aggregate (in each case, other than to or in the Company, or any direct or indirect wholly owned Subsidiary of the Company);

            (vi)  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except for (A) dividends paid by any direct or indirect wholly owned Subsidiary of the Company to the Company or to any other direct or indirect wholly owned Subsidiary of the Company and (B) the payment of any dividend declared prior to the date hereof and related dividend equivalents on those RSUs that were being credited with dividend equivalents prior to the date hereof; provided that in no event shall such dividend exceed $0.5225 per Share), or enter into any agreement with respect to the voting of its capital stock;

           (vii)  reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than the retention or acquisition of any Shares tendered by current or former employees or directors in order to pay the exercise price of any Company Options or Taxes in connection with the exercise or vesting of Company Options, RSUs or PSUs);

          (viii)  incur any indebtedness for borrowed money or guarantee such indebtedness of another Person (other than a wholly owned Subsidiary of the Company), or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its Subsidiaries, other than (A) indebtedness incurred in the ordinary course of business under the Existing Credit Agreements in an aggregate principal amount that does not exceed, as of any time, the aggregate principal amount outstanding under the Existing Credit Agreements as of June 30, 2018 by more than $50,000,000 and that may be repaid at any time without premium or penalty and (B) indebtedness incurred under the Existing Credit Agreements in an aggregate amount up to $91,000,000 as required to fund a rabbi trust in connection with the transactions contemplated by this agreement under the Benefit Plan set forth in item 4(d) on Section 5.1(d)(ii) of the Company Disclosure Letter;

            (ix)  make any material changes with respect to financial accounting policies or procedures, except as required by GAAP;

             (x)  except as with respect to Transaction Litigation, which shall be governed by Section 6.14, and appraisal litigation which shall be governed by Section 4.2(f), settle, waive or release any litigation or other proceedings before a Governmental Entity if such settlement, waiver or release (A) with respect to the payment of monetary damages, involves the payment of monetary damages that exceed $5,000,000 individually or $15,000,000 in the aggregate, net of any amount covered by insurance or indemnification or (B) with respect to any non-monetary terms and conditions therein, imposes or requires actions that would have a material effect on the continuing operations of the Company or its Subsidiaries;

            (xi)  except as would not reasonably be expected to materially and adversely affect Parent or any of its Affiliates (including the Company and its Subsidiaries) after the Effective Time, (A) make, revoke or change any Tax election; (B) settle, consent to or compromise any Tax Proceeding or any Tax claim or assessment or surrender a right to a Tax refund, respectively, in excess of $5,000,000 individually or $15,000,000 in the aggregate; (C) consent to any extension or waiver of any limitation period with respect to any Tax claim or assessment; (D) file an amended Tax Return; (E) enter into a closing agreement with any Tax Authority regarding an amount of Taxes or Tax matter; (F) change any method of Tax accounting; or (G) take any action that would reasonably be expected to preclude the Company or any of its Subsidiaries from making a valid election under Section 965(h) or Section 965(n) of the Code;

           (xii)  transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets of the Company or its Subsidiaries, including capital stock of any of its Subsidiaries, other than (A) Permitted Liens, (B) transactions solely among the Company and/or its wholly owned Subsidiaries that would not result in a material increase in the Tax liability of the Company and its Subsidiaries, (C) non-exclusive licenses to customers and resellers in the ordinary course of business with respect to any Intellectual Property or (D) transactions involving the sales, leases, licenses or other dispositions of assets with a fair market value not in excess of $5,000,000 individually or $15,000,000 in the aggregate or (E) abandonment of Intellectual Property in the ordinary course of business;

          (xiii)  other than as required pursuant to the terms in effect on the date of the Agreement of any Benefit Plan or as required by applicable Law: (A) enter into or amend any agreement providing compensation or benefits to any Service Provider, except for amendments that do not materially increase compensation or benefits, (B) enter into, adopt, amend, modify or terminate any compensation or benefit plans (other than routine amendments or renewals to benefit plans that do not materially increase benefits or result in materially increased costs), (C) accelerate the vesting or payment of any cash or equity award held by any former or current Service Provider, (D) hire or engage the services of any individual who is expected to hold a position of vice president or above and have an annual base salary equal to or above $300,000, or (E) increase the compensation provided to any current or former Service Provider, except for any such increases that result from actions otherwise permitted under this clause (xiii), (F) pay any material bonus or incentive compensation; or (G) to fund the plans or arrangements set forth on Section 6.1(a)(xiii) of the Parent Disclosure Letter;

          (xiv)  enter into any Contract which would limit (i) the incurrence of indebtedness or (ii) the declaration and payment of the dividends in respect of the capital stock of the Company or its Subsidiaries;

           (xv)  except as required by applicable Law or GAAP, (A) revalue in any material respect any of its properties, assets, including writing off notes or accounts receivables, other than in the ordinary course of business or (B) make any material change in any of its accounting principles or practices;

          (xvi)  (A) incur or commit to incur any capital expenditures other than capital expenditures not to exceed $41,000,000 in the aggregate during any six (6) month period from June 30, 2018 to the Closing Date (provided, that such amount shall be committed or incurred in the ordinary course of business on a pro-rated basis for the portion of any six (6) month period elapsed between the date hereof and the Closing Date); (B) enter into, modify, amend or terminate any Material Contract (which, for purposes of this Section 6.1(a)(xvi), shall be deemed not to include any Benefit Plans), other than Contracts entered into in the ordinary course of business with customers, suppliers or independent contractors or regarding real property (but not a Contract that would constitute a Material Contract under Section 5.1(j)(i)(B) or any Contract that cannot be cancelled without material liability or penalty to the Company or its Subsidiaries upon notice of ninety (90) days or less); (C) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice; (D) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; (E) effectuate a "plant closing," "mass layoff" (each as defined in the Worker Adjustment and Retraining Notification Act of 1988 or any similar Law) or other collective employee layoff, collective redundancy, or similar event; (F) grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business; or (G) waive or release any material claim other than in the ordinary course of business;

         (xvii)  propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Significant Subsidiary; or

        (xviii)  agree, authorize or commit to do any of the foregoing.

          (b)   Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company's or its Subsidiaries' operations prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent's or its Subsidiaries' operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

        6.2    Acquisition Proposals.

          (a)    Go Shop.    Notwithstanding anything in this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on the forty-fifth (45th) calendar day after the date of this Agreement (the day beginning at 12:01a.m. (New York City time) immediately following such forty-fifth (45th) calendar day, the "Go-Shop Period End Date"), the Company and its Subsidiaries and their respective directors, officers, employees, investment bankers, attorneys, consultants, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, consultants, accountants and other advisors or representatives, collectively, "Representatives") shall have the right to, directly or indirectly:

              (i)  initiate, solicit and encourage any inquiry or the making of any proposal or offer from any Person that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal and to otherwise facilitate any effort or attempt by any Person to make an Acquisition Proposal, including by way of (A) releasing, waiving, modifying and not enforcing existing standstill provisions in order to make Acquisition Proposals to the Company Board in accordance with the terms hereof until the later of (1) the Go-Shop Period End Date and (2) the earlier of the date on which such Person ceases to be an Excluded Person and the Cut-Off Date and (B) providing access to non-public information to such Person and its Representatives, Affiliates, and prospective equity and debt financing sources, so long as such Person has executed a confidentiality agreement with customary terms, taken as a whole, that are not materially less restrictive to such Person than those contained in the Confidentiality Agreement (as defined in Section 9.8) (it being understood that such confidentiality agreement need not contain a standstill provision that covers, or otherwise prohibit the making, or amendment, of an Acquisition Proposal during, the period described in clause (A) above or, to the extent so determined by the Company in accordance with Section 6.2(j), any period thereafter (any such confidentiality agreement, an "Acceptable Confidentiality Agreement")); provided, that the Company shall substantially concurrently (and in any event within twenty-four (24) hours thereafter) make available to Parent and Merger Sub any non-public information concerning the business, operations, performance or condition of the Company or its Subsidiaries that the Company provides to any such Person that was not previously made available to Parent or Merger Sub; provided, further, that the Company and its Subsidiaries shall not pay, agree to pay or cause to be paid, or reimburse, agree to reimburse or cause to be reimbursed, the expenses of any such Person in connection with any Acquisition Proposal, other than in connection with any Alternative Acquisition Agreement with respect to a Superior Proposal resulting in a valid termination of this Agreement pursuant to Section 8.3(a);

             (ii)  initiate, engage in, continue or otherwise participate in any discussions or negotiations with any Person regarding any Acquisition Proposal; or

            (iii)  otherwise cooperate with, assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations with, or any effort or attempt to make any Acquisition Proposal by, any Person.

          (b)    No Solicitation.    Except as expressly permitted by this Section 6.2, from (A) the Go-Shop Period End Date, with respect to clauses (i), (ii) and (iii) of this Section 6.2(b) below, or (B) the date hereof, with respect to clauses (iv) and (v) of this Section 6.2(b) below, until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, neither the Company nor any of its Subsidiaries nor any of the directors and officers of it or its Subsidiaries shall, and the Company shall instruct and direct, and use reasonable best efforts to cause (and the failure of the Company to direct its Representatives to comply with this Section 6.2 promptly upon knowledge of any breach by such Representatives of Section 6.2 shall be deemed a breach of this Section 6.2 by the Company), its and its Subsidiaries' other Representatives not to, directly or indirectly:

              (i)  initiate, solicit, propose or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal;

             (ii)  engage in, continue or otherwise participate in any discussions (other than informing any Person of the provisions contained in this Section 6.2(b)) or negotiations regarding, or provide any non-public information or data to any Person relating to, any Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal;

            (iii)  otherwise knowingly encourage or facilitate any effort or attempt to make an Acquisition Proposal;

            (iv)  take any action to exempt any third party from the restrictions on "business combinations" contained in Section 203 of the DGCL or any other applicable Takeover Statute or otherwise cause such restrictions not to apply; or

             (v)  authorize, approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, term sheet, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement, to the extent expressly permitted by Section 6.2(c)) (an "Alternative Acquisition Agreement").

          Notwithstanding the occurrence of the Go-Shop Period End Date, until the date which is fifteen (15) days after the Go-Shop Period End Date (the "Cut-Off Date"), the Company may continue to engage in the activities described in Section 6.2(a) with respect to any Excluded Person

  (for so long as such Person is an Excluded Person), together with such Excluded Person's Affiliates, Representatives and prospective financing sources (all in their capacities as such), including with respect to any amended Acquisition Proposal submitted by the Excluded Person following the Go-Shop Period End Date but prior to the Cut-Off Date (and not after the condition in Section 7.1(a) has been satisfied), and the restrictions set forth in this Section 6.2(b)(i), (ii) or (iii) shall not apply with respect thereto.

          (c)    Exceptions.    Notwithstanding anything to the contrary in this Agreement (and subject to Section 6.2(a) and the last paragraph of Section 6.2(b)), at any time prior to, but not after the condition in Section 7.1(a) has been satisfied, the Company and its Representatives may (A) provide information to any Person (including to such Person's Representatives, Affiliates, and prospective equity and debt financing sources (in their capacities as such)) in response to a request therefor by such Person but only if such Person has made a bona fide written Acquisition Proposal and the Company did not materially breach Section 6.2(b) in respect of such Person and receives from such Person an Acceptable Confidentiality Agreement, and substantially concurrently (and in any event within twenty-four (24) hours thereafter) makes available to Parent and Merger Sub any non-public information concerning the business, operations, performance or condition of the Company or its Subsidiaries that the Company provides to any such Person that was not previously made available to Parent or Merger Sub; (B) engage or participate in any discussions or negotiations with any Person with respect to such a bona fide written Acquisition Proposal; or (C) after having complied with Section 6.2(g), authorize, adopt, approve, recommend or otherwise declare advisable or propose to authorize, adopt, approve, recommend or declare advisable (publicly or otherwise) such bona fide written Acquisition Proposal, if and only to the extent that, (x) prior to taking any action described in clause (A), (B) or (C) above, the Company Board or any duly constituted committee thereof determines in good faith after consultation with its outside legal counsel that the failure to take such action would be inconsistent with the directors' fiduciary duties under applicable Law, (y) in each such case referred to in clause (A) or (B), prior to taking such action the Company Board or any duly constituted committee thereof has determined in good faith after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal and (z) in the case referred to in clause (C) above, the Company Board or any such duly constituted committee thereof determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal is a Superior Proposal.

          (d)    Notice of Acquisition Proposals.    The Company agrees that it will promptly (and, in any event, within twenty-four (24) hours) notify Parent if any proposals, offers or requests for non-public information with respect to an Acquisition Proposal are received by, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives, which notice shall include a summary of the material terms and conditions of any such proposals, offers or requests, the identity of the Person making any such proposals, offers or requests for information, and, if applicable, copies of any requests, proposals or offers, including proposed agreements, made in writing, and thereafter shall keep Parent reasonably informed, on a prompt basis (and in any event within twenty-four (24) hours, of the material terms of any such proposals, offers or requests (including any amendments thereto) and any material developments with respect to the status of any such proposals, offers or requests or discussions or negotiations with respect thereto.

          (e)    Definitions.    For purposes of this Agreement:

          "Acquisition Proposal" means (i) any proposal or offer from any Person with respect to a merger, investment, joint venture, partnership, consolidation, dissolution, liquidation, license, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction or series of related transactions involving the Company and/or any of its Subsidiaries that would result in such Person beneficially owning 20% or more of the total voting power of any class of equity securities of the Company or 20% or more of the consolidated total assets or revenues of the Company and its Subsidiaries or (ii) any direct or indirect acquisition by any Person resulting in, or proposal or offer, which if consummated would result in, any Person becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of 20% or more of the total voting power or of any class of equity securities of the Company, or 20% or more of the consolidated total assets (including equity securities of its Subsidiaries) or revenues of the Company, in the case of each of clause (i) and clause (ii), other than the Merger.

          "Excluded Person" means any Person from whom the Company or any of its Representatives has received after the execution of this Agreement and prior to the Go-Shop Period End Date, a written Acquisition Proposal that the Company Board determines in good faith (such determination to be made no later than two (2) business days after the Go-Shop Period End Date), after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal; provided that (x) any Person shall cease to be an Excluded Person if, at any time after the Go-Shop Period End Date, the Acquisition Proposal submitted by such Person is withdrawn or terminated (it being understood that any amendment, modification or replacement of such Acquisition Proposal shall not be deemed a withdrawal of such Acquisition Proposal if the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal, as so amended, modified or replaced, constitutes or is reasonably likely to lead to a Superior Proposal) and (y) no investment fund or financial sponsor with whom the Company has executed a confidentiality agreement in connection with a potential Acquisition Proposal or private investment in the Company during the period beginning on December 28, 2017 and ending on the date of this Agreement nor any of their respective Affiliates shall be considered an Excluded Person. For the avoidance of doubt, an Excluded Person, together with its Affiliates, shall all be deemed the same Excluded Person.

          "Intervening Event" means any event, occurrence, development or state of facts or circumstances (but specifically excluding any Acquisition Proposal or Superior Proposal) occurring after the date hereof and that was neither known to, nor reasonably foreseeable by, the Company Board prior to the date hereof, but becomes known to the Company Board after the date of this Agreement.

          "Superior Proposal" means a bona fide written Acquisition Proposal that does not arise out of or result from a material violation by the Company of Section 6.2(b) and would result in any Person becoming the beneficial owner, directly or indirectly, of more than 50% of the total assets (on a consolidated basis) or more than 50% of the total voting power of the equity securities of the Company that the Company Board or any duly constituted committee thereof has determined in its good faith judgment after consultation with outside legal counsel and its financial advisor (after taking into account any revisions to the terms of the transaction contemplated by Section 6.2) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financial (including as to financing), timing and other aspects of the proposal and would, if consummated, result in a transaction more favorable to the Company's stockholders (in their capacities as such) from a financial point of view than the Merger (after taking into account any revisions to this Agreement made or proposed by Parent in accordance with Section 6.2(g)).

          (f)    No Change of Recommendation or Alternative Acquisition Agreement.    Except as expressly permitted by this Section 6.2, the Company Board and each committee of the Company Board shall not:

              (i)  (A) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent or Merger Sub, the Company Recommendation with respect to the Merger, (B) fail to include the Company Recommendation in the Proxy Statement, (C) authorize, approve, recommend or otherwise declare advisable, or publicly propose to authorize, approve, recommend or otherwise declare advisable, any Acquisition Proposal or proposal reasonably likely to lead to an Acquisition Proposal, or (D) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten (10) business days after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer, it being understood and agreed that any communication made in accordance with Section 6.2(h), or the failure by the Company Board or any committee thereof to take a position with respect to such tender offer or exchange offer, shall not be deemed a Change of Recommendation if such communication is made or such position is taken prior to the tenth (10th) business day after the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of such tender offer or exchange offer (any action described in clauses (A) through (D), a "Change of Recommendation"); or

             (ii)  authorize, cause or permit the Company or any Subsidiary of the Company to enter into an Alternative Acquisition Agreement (other than any Acceptable Confidentiality Agreement entered into in accordance with Section 6.2(a) or 6.2(c) and other than pursuant to the termination of this Agreement in compliance with Section 6.2(g) and Section 8.3(a)) relating to any Acquisition Proposal.

          (g)    Change of Recommendation.    Notwithstanding anything to the contrary in this Agreement, at any time prior to the time, but not after, the condition in Section 7.1(a) has been satisfied, the Company Board may make a Change of Recommendation in connection with a Superior Proposal or in response to an Intervening Event, in either case, if the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that failure to take such action would be inconsistent with the directors' fiduciary duties under applicable Law, or may terminate this Agreement pursuant to Section 8.3(a) to enter into an Alternative Acquisition Agreement with respect to such a Superior Proposal; provided, however, that the Company Board shall not take such action unless:

              (i)  the Company shall have complied in all material respects with this Section 6.2(g);

             (ii)  the Company shall have provided prior written notice (a "Determination Notice") to Parent at least five (5) business days in advance (the "Notice Period") to the effect that the Company Board intends to take such action and specifying in reasonable detail the circumstances giving rise to such proposed action, including, in the case such action is proposed to be taken in connection with a Superior Proposal, the information specified by Section 6.2(d) with respect to such Superior Proposal;

            (iii)  the Company shall have, and shall have caused its financial and legal advisors to be available, during the Notice Period, for negotiations with Parent and its Representatives in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement such that the failure to take such action would no longer be inconsistent with the directors' fiduciary duties under applicable Law; provided, however, that in the event of any material revisions to the terms of such Superior Proposal, the Company shall be required to deliver a new Determination Notice to Parent and to comply with the requirements of this Section 6.2(g)(iii) with respect to such new Determination Notice and the revised Superior Proposal contemplated thereby, except that the Notice Period commencing upon the delivery of such new Determination Notice shall be reduced to three (3) business days (it being understood that the delivery of any such new Determination Notice shall not shorten the original five (5) business day Notice Period);

            (iv)  at or following the end of such Notice Period (inclusive of any Notice Period following the delivery of any new Determination Notice(s) in accordance with Section 6.2(g)(iii)), the Company Board shall have determined in good faith, after consultation with its financial advisor and outside legal counsel, that, in the case of a Change of Recommendation in connection with a Superior Proposal, such Acquisition Proposal remains a Superior Proposal (including taking into account any adjustments in the terms of this Agreement proposed by Parent in connection with Section 6.2(g)(iii) above) and that failure to take such action would continue to be inconsistent with the directors' fiduciary duties under applicable Law (taking into account any revisions to this Agreement made or proposed in writing by Parent prior to the end of the latest Notice Period pursuant to clause (iii) above); and

             (v)  in the event of a termination of this Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, the Company shall have validly terminated this Agreement in accordance with Section 8.3(a) and prior to or concurrently with such termination paid the Company Termination Fee in accordance with Section 8.5(b)(iii).

          (h)    Certain Permitted Disclosure.    Nothing contained in this Section 6.2 shall be deemed to prohibit the Company or the Company Board or any duly constituted committee thereof from (i) complying with its disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, including taking and disclosing to the Company's stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act (or any similar communication to the Company's stockholders), or (ii) making any "stop-look-and-listen" communication to the Company's stockholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to the Company's stockholders); provided, that any public disclosure (other than "stop-look-and-listen" communications or similar communications of the type contemplated by Rule 14d-9(f) under the Exchange Act) by the Company or the Company Board or any duly constituted committee thereof that relates to any determination or the approval, recommendation or declaration of advisability by the Company Board or any duly constituted committee thereof with respect to any Acquisition Proposal shall be deemed to be a Change of Recommendation unless, in connection with such disclosure, the Company Board or committee thereof publicly states that its recommendation with respect to this Agreement has not changed.

          (i)    Existing Discussions.    Without limiting the rights of the Company under Section 6.2(c), from and after the Go-Shop Period End Date or, with respect to any Excluded Person, the Cut-Off Date (or such earlier time that such Person ceases to be an Excluded Person), the Company agrees that it will (and will cause its Subsidiaries and will instruct and direct, and use its reasonable best efforts to cause (and the failure of the Company to direct its Representatives to comply with this Section 6.2 promptly upon knowledge of any breach by such Representatives of Section 6.2 shall be deemed a breach of this Section 6.2 by the Company), its and their respective Representatives to) (A) immediately cease and cause to be terminated any existing activities, communications, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal, (B) promptly (and in any event within two (2) business days thereof) deliver a written notice to each such Person to the effect that the Company is ending all activities, communications, discussions or negotiations with respect to such Person effective as of such date, which notice will request the prompt return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement was entered into at any time and shall cease providing any further information to any such Person or its Representatives and (C) terminate all access granted to any such Person and its Representatives to any physical or electronic data room. The Company agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.2.

          (j)    Standstill Provisions.    From the date of this Agreement, the Company shall not release any third party from, or waive, amend or modify any provision of, or grant permission under or fail to enforce, any standstill provision in any confidentiality agreement in connection with an Acquisition Proposal to which the Company is a party that remains in effect following the execution of this Agreement; provided, that, notwithstanding anything to the contrary contained in this Agreement, if the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors' fiduciary duties under applicable Law, the Company may waive any such standstill provision to the extent necessary to permit a third party to make an Acquisition Proposal, in each case to the extent permitted by and in accordance with this terms of this Section 6.2.

        6.3    Proxy Filing.     The Company shall prepare and file with the SEC, as promptly as practicable after the date of this Agreement (and in any event within twenty (20) business days), a proxy statement in preliminary form relating to the Stockholders Meeting (as defined in Section 6.4) (such proxy statement, including any amendment or supplement thereto, the "Proxy Statement") and, subject to Section 6.2, shall include the Company Recommendation in the Proxy Statement. The Company will provide Parent and its legal counsel with a reasonable opportunity to review and comment on drafts of the Proxy Statement and other documents related to the Stockholders Meeting prior to filing such documents with the applicable Governmental Entity and mailing such documents to the Company's stockholders. The Company will consider in good faith for inclusion in the Proxy Statement and such other documents related to the Stockholders Meeting all comments reasonably and promptly proposed by Parent or its legal counsel and the Company agrees that all information relating to Parent and its Subsidiaries included in the Proxy Statement shall be in form and content satisfactory to Parent, acting reasonably.

        6.4    Stockholders Meeting.     The Company will take, in accordance with applicable Law and its certificate of incorporation and by-laws, all action necessary to establish a record date for, duly call, give notice of, convene a meeting of holders of Shares (the "Stockholders Meeting") as promptly as reasonably practicable after the date that the SEC staff informs the Company that it has no further comments on the preliminary Proxy Statement, to consider and vote upon the adoption of this Agreement, and the Company shall conduct in a timely manner a "broker search" in accordance with Rule 14a-13 of the Exchange Act in connection therewith; provided that in no event shall the Company be required to hold the Stockholders Meeting prior to the fifth business day after the earlier of (x) the Cut-Off Date and (y) the first date from and after the Go-Shop Period End Date as of which no Person qualifies as an Excluded Person. Following the distribution of the Proxy Statement pursuant to Section 6.3, the date of the Stockholders Meeting may not be adjourned or postponed, except the Stockholder Meeting may be adjourned or postponed from time to time and at any time by the Company (and shall be adjourned or postponed by the Company at the reasonable request of Parent in circumstances described in clauses (b) or (d)): (a) with the consent of Parent (not to be unreasonably withheld, conditioned or delayed); (b) for the absence of a quorum; (c) as the Company Board or any duly constituted committee thereof determines in good faith is required by applicable Law, including in connection with the discharge of the fiduciary duties of the Company Board to the extent necessary to allow for the filing or distribution of any supplemental or amended disclosure with respect to the transactions contemplated by this Agreement which the Company Board has determined in good faith (after consultation with its outside legal counsel) is necessary under applicable Laws and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company's stockholders prior to the Stockholders Meeting; or (d) to solicit additional proxies if the Company or Parent reasonably believes doing so may be necessary to obtain the Requisite Company Vote. Subject to Section 6.2 hereof, the Company Board shall recommend such adoption and shall use reasonable best efforts to take customary lawful actions to solicit such adoption of this Agreement. For the avoidance of doubt, to the extent the Company Board makes a Change of Recommendation, the Company nevertheless shall continue to submit this Agreement to the stockholders of the Company for adoption at the Stockholders Meeting unless this Agreement shall been terminated in accordance with its terms prior to the Stockholders Meeting.

        6.5    Filings; Other Actions; Notification.

          (a)    Proxy Statement.    The Company shall promptly notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company and/or any of its Representatives and the SEC with respect to the Proxy Statement. The Company and Parent shall each use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received in respect of the Proxy Statement by the SEC and the Company shall cause the definitive Proxy Statement to be mailed as promptly as reasonably practicable (and in any event no later than five (5) business days) after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.

          (b)    Cooperation.    (i) Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, including, subject to the other provisions of this Section 6.5, preparing and filing as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger and the other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable.

             (ii)  Parent, Merger Sub and the Company shall use reasonable best efforts to contest, defend and appeal any threatened or pending legal action by a Governmental Entity or private party that would adversely affect the ability of the Parties to consummate, or otherwise delay the consummation of, the transactions contemplated by this Agreement or any other agreement contemplated hereby; provided that Transaction Litigation shall be governed by Section 6.14).

            (iii)  Nothing in this Agreement shall require the Company or its Subsidiaries to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon Closing.

          (c)    Certain Regulatory Matters.

              (i)  Without limiting the generality of, and in furtherance of, the other provisions of this Section 6.5, each of the Parties, as applicable, agrees to prepare and file, as promptly as practicable after the date hereof, any necessary and appropriate filing of a Notification and Report Form pursuant to the HSR Act and any filings, notices or reports advisable or required under any applicable non-U.S. antitrust, competition, merger control, foreign investment or national security or similar Laws. As promptly as practicable following the date hereof, the Parties shall take the actions set forth on Schedule 6.5(c)(i). Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the undertakings pursuant to this Section 6.5, each of the Company and Parent agree to, as promptly as reasonably practicable, provide or cause to be provided to each and every U.S. and non-U.S. federal, state, local or foreign court or Governmental Entity with jurisdiction over enforcement of any applicable antitrust, competition, foreign investment, national security or similar Laws non-privileged information and documents requested by any such Governmental Entity or that are necessary, proper or advisable to permit consummation of the Merger and the other transactions contemplated by this Agreement.

             (ii)  Without limiting the generality of, and in furtherance of, the other provisions of this Section 6.5, each of Parent and Merger Sub agrees to use its reasonable best efforts to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to obtain any consents required under or in connection with each applicable antitrust (including the HSR Act), competition, merger review, foreign investment, national security, or similar Law, or requirement of any Governmental Entities charged with overseeing any of the foregoing (collectively, "Foreign Investment and Antitrust Laws"), and to enable all waiting periods under each applicable Foreign Investment and Antitrust Law to expire, to obtain all clearances under each applicable Foreign Investment and Antitrust Law, and to avoid or eliminate each and every impediment under each applicable Foreign Investment and Antitrust Law, whether asserted by any Governmental Entity or any other Person (including to have vacated, lifted, reversed or overturned any injunction, restraining order or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement or any other agreement contemplated hereby), in each case so as to permit and cause the Closing and the other transactions contemplated by this Agreement to occur as promptly as practicable following the date of this Agreement, and in any event no later than the Termination Date, including offering, negotiating, committing to and effecting, by consent decree, hold separate order or any other type of agreements, transactions, or arrangements for: (A) the sale, license, assignment, transfer, divestiture or other disposition of any capital stock, assets, business or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub or any of their respective Subsidiaries; and (B) any conduct remedy or other restriction, requirement or limitation on operation or ownership of the assets, business, or portion of assets or the businesses of the Company, the Surviving Corporation, Parent Merger Sub or any of their respective Subsidiaries (provided that neither Parent nor Merger Sub shall be required to take (and the Company and its Subsidiaries shall not take) any such actions pursuant to this Section 6.5(c)(ii) that are not conditioned on the occurrence of the Closing).

            (iii)  From the date hereof until the earlier of (x) the termination of this Agreement pursuant to Article VIII and (y) the Effective Time, Parent shall not, and shall not permit Merger Sub or any of their respective controlled Affiliates to, take any action with the intention to, or that could reasonably be expected to (including by way of acquiring or agreeing to acquire (or being acquired or agreeing to be acquired) by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in or otherwise making any investment in (or by selling equity or other investments or by permitting transfers of equity or other investments in itself to), any Person located in the United States or any other country or region in the world and principally operating in the same lines of business as the Company and its Subsidiaries, taken as a whole, or portion thereof, or otherwise acquiring or agreeing to acquire or make any investment in any assets, or agreeing to a commercial or strategic relationship with any such Person) (or by selling equity or other investments or by permitting transfers of equity or other investments in itself that would reasonably be expected to) (A) impose any material delay in the obtaining of, or increase the risk of not obtaining, any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any Governmental Entity under applicable Foreign Investment and Antitrust Laws necessary to consummate the Merger or the expiration or termination of any applicable waiting period, (B) materially increase the risk of any Governmental Entity under applicable Foreign Investment and Antitrust Laws entering an Order prohibiting the consummation of the transactions contemplated hereby or (C) materially delay the consummation of the transactions contemplated hereby.

            (iv)  Without prejudice to the other provisions of this Section 6.5, each of Parent and Merger Sub shall use its respective reasonable best efforts to file as promptly as reasonably practicable application(s) to the UK Financial Conduct Authority ("FCA") pursuant to section 178 of the UK Financial Services and Markets Act 2000, as amended (the "FSMA") for the purposes of seeking the FCA's approval for Parent and the Merger Sub acquiring control (within the meaning of the FSMA) of Dun & Bradstreet Limited as a result of the Merger and thereafter to use their respective reasonable best efforts to obtain the FCA's notice in writing that it has determined to approve such acquisitions of control resulting from the Merger. For the avoidance of doubt, references to the FSMA shall be read, where applicable, with the Financial Services and Markets Act 2000 (Controller) (Exemptions) Order 2009 (the "2009 Order") and control is determined in accordance with FSMA as amended by the 2009 Order.

             (v)  Without limiting the generality of, and in furtherance of, the other provisions of this Section 6.5, except, in the case where the Parties reasonably determine the Person is not a "foreign person" under 31 C.F.R. § 800.216, each of the Parties shall use its reasonable best efforts to obtain the CFIUS Approval, including, (A) as promptly as practicable submitting a draft joint voluntary notice to the Committee on Foreign Investment in the United States ("CFIUS") with respect to the Merger in accordance with 31 C.F.R § 800.401(f), (B) as promptly as practicable submitting a formal joint voluntary notice to CFIUS with respect to the Merger in accordance with 31 C.F.R § 800.401(a) after receipt of confirmation that CFIUS has no further comment to the draft filing, (C) responding to any information request by CFIUS or any other agency or branch of the U.S. government in connection with the CFIUS review or investigation of the transactions contemplated hereby within three (3) business days of receiving such request, or within such longer period as permitted by CFIUS, and (D) taking the actions set forth on Section 6.5(c)(iv) of the Parent Disclosure Letter. "CFIUS Approval" shall mean that (1) CFIUS has issued a written notice that the Merger does not constitute a "covered transaction" pursuant to 31 C.F.R. § 800.207, (2) CFIUS has issued a written notice to the parties that it has concluded a review or investigation of the notification voluntarily provided pursuant to the Defense Production Act of 1950, as amended, and all rules and regulations thereunder ("DPA"), with respect to the Merger, and has terminated all actions under the DPA, or (3) if CFIUS has sent a report to the President of the United States requesting the President's decision, the President has announced a decision not to take any action to suspend or prohibit the transactions contemplated hereby.

            (vi)  Notwithstanding the foregoing, for the avoidance of doubt, Parent and Merger Sub agree that the failure to achieve CFIUS Approval shall not relieve Parent or Merger Sub of their obligation to consummate the transactions contemplated hereby, and each of Parent and Merger Sub acknowledges that this Agreement and the transactions contemplated hereby are not contingent on Parent or Merger Sub's achieving CFIUS Approval.

          (d)    Status.    Subject to applicable Laws and the instructions of any Governmental Entity, the Company and Parent each shall keep the other reasonably apprised of the status of matters relating to completion of the Merger, including, subject to applicable Law, promptly furnishing the other with copies of material notices or other material communications received by Parent or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement. Neither the Company nor Parent shall permit any of its officers or any other Representatives to participate in any meeting or substantive telephone discussion with any Governmental Entity in respect of any filings, investigation or other inquiry with respect to the Merger unless, to the extent practicable, (i) it consults with the other Party in advance and (ii) to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend and participate in such meeting or substantive telephone discussion.

          (e)   Notwithstanding anything to the contrary contained in this Section 6.5, materials provided to the other party pursuant to this Section 6.5 may be redacted (i) to remove references concerning the valuation of the Company or other similarly confidential information, (ii) as necessary to comply with contractual arrangements, and (iii) as necessary to address reasonable privilege concerns.

          (f)    Parent shall pay all filing fees in connection with the HSR Act, and any other Foreign Investment and Antitrust Law, including CFIUS.

        6.6    Access and Reports.     Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent's officers and other authorized Representatives reasonable access, during normal business hours throughout the period prior to the Effective Time, to its employees, properties, books, contracts and records and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Parent all information concerning its business, properties and personnel as may reasonably be requested; provided, that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein; provided, further, that the foregoing shall not require the Company or its Subsidiaries to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would (a) unreasonably interfere with the Company's business operations, (b) result in a waiver or otherwise jeopardize the protection of any applicable privilege (including attorney-client privilege) or other immunity or protection or (c) contravene any Law applicable to the Company or any of its Subsidiaries or their respective businesses or, in any material respect, any Contract to which the Company or any of its Subsidiaries is a party or by which any of their assets or properties are bound. In the event that the Company withholds information on the basis of the foregoing clauses (a) through (c), the Company shall inform the Parent as to the general nature of what is being withheld and the Company and Parent shall cooperate in good faith to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts to (i) obtain the required consent or waiver of any third party required to provide such information and (ii) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection. All requests for access or information made pursuant to this Section 6.6 shall be directed to the specific executive officer or other Person designated by the Company. All such information shall be governed by the terms of the Confidentiality Agreement.

        6.7    Stock Exchange De-listing.     Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting by the Surviving Corporation of the Shares from the NYSE and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.

        6.8    Publicity.     The initial press release regarding the Merger shall be a joint press release and thereafter (unless and until a Change of Recommendation has occurred or in connection with Section 6.2(f), and then in either case only in connection therewith) none of the Parties shall issue any press releases or otherwise make any public announcements or make any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect to the Merger and the other transactions contemplated by this Agreement without the prior written consent of, in the case of Merger Sub or Parent, the Company, and, in the case of the Company, Parent, except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity; provided, however, that the Parties may make disclosures to the extent consistent with prior public disclosures by the Parties made in accordance with this Section 6.8. For the avoidance of doubt, this Section 6.8 shall not be interpreted to prohibit Parent, Merger Sub or their respective Affiliates from making ordinary course communications regarding this Agreement and the transactions contemplated hereby to existing or prospective general and limited partners, equity holders, members, managers and investors of any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions.

        6.9    Employee Benefits.

          (a)   As of the Effective Time, the Surviving Corporation or one of its Subsidiaries will continue the employment of the individuals employed by the Company and its Subsidiaries immediately prior to Effective Time (the "Continuing Employees"). Parent agrees that during the one-year period immediately following the Effective Time (or, if shorter, during a Continuing Employee's period of employment), Parent shall provide, or shall cause to be provided, to each Continuing Employee (1) base salary or base wages that are no less than the base salary or base wages provided by the Company and its Subsidiaries to such Continuing Employee immediately prior to the Effective Time, (2) target annual cash bonus opportunities provided to each Continuing Employee that are no less than the target annual cash bonus opportunities provided by the Company and its Subsidiaries to such Continuing Employee immediately prior to the Effective Time and (3) employee benefits (other than equity-based benefits, nonqualified pension and deferred compensation benefits, retiree health and other post-employment welfare benefits and, solely with respect to Continuing Employees primarily based in the U.S., defined benefit pension benefits) that, taken as a whole, are substantially similar in the aggregate to the employee benefits (other than equity-based benefits, nonqualified pension and deferred compensation benefits, retiree health and other post-employment welfare benefits and, solely with respect to Continuing Employees primarily based in the U.S., nonqualified pension benefits and defined benefit pension benefits) provided to such Continuing Employee immediately prior to the Effective Time. Notwithstanding anything to the contrary in the immediately preceding sentence, in the event Closing occurs on or prior to December 31, 2018, with respect to Continuing Employees primarily based in the U.S. for the period of time between and including Closing and December 31, 2018, retiree health and other post-employment welfare benefits shall be deemed included in each reference to "employee benefits" in clause (3) of the immediately preceding sentence.

          (b)   Parent agrees that for at least the period of time set forth next to the applicable Benefit Plan on Section 6.9(b) of the Company Disclosure Letter, Parent shall provide, or shall cause to be provided, to each Continuing Employee severance benefits that are no less favorable in the aggregate than the severance benefits set forth on Section 6.9(b) of the Company Disclosure Letter with respect to the severance plan(s) in which such Continuing Employee participated immediately prior to the Closing.

          (c)   For purposes of vesting, determination of benefit level (including, without limitation, with respect to severance, vacation and sick time credit, but, unless required by Law with respect to Continuing Employees primarily based outside of the U.S., excluding benefit accrual or benefit levels under any defined benefit pension plan) and eligibility to participate under the employee benefit plans, programs and policies of Parent and its Subsidiaries providing benefits to any Continuing Employee after the Effective Time (including the Benefit Plans) (the "New Plans"), each Continuing Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent and for the same purpose as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Benefit Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided, that the foregoing shall not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service. In addition, and without limiting the generality of the foregoing, Parent shall use commercially reasonable efforts to (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is replacing comparable coverage under a Benefit Plan in which such Continuing Employee participated immediately prior to the Effective Time (such plans, collectively, the "Old Plans"), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, cause any evidence of insurability requirements, all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents, to the extent such conditions were inapplicable or waived under the comparable Old Plan. Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by any Continuing Employee and his or her covered dependents during the portion of the plan year of the Old Plan ending on the date such Continuing Employee's participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year.

          (d)   Parent hereby acknowledges that a "Change in Control" or other event with similar import, within the meaning of the Benefit Plans that contain such terms, will occur upon the Effective Time.

          (e)   The Company, and the Company Board, shall, to the extent necessary, take appropriate action, prior to or as of the Effective Time, to approve, for purposes of Section 16(b) of the Exchange Act, the disposition and cancellation or deemed disposition and cancellation of Shares, Company Options, RSUs and PSUs pursuant to the transactions contemplated by this Agreement by applicable individuals and to cause such dispositions and/or cancellations to be exempt under Rule 16b-3 promulgated under the Exchange Act.

          (f)    The Company and its Subsidiaries shall satisfy in all material respects all notification, consultation and other processes necessary to effectuate the transactions contemplated by this Agreement, which shall include any required notifications and consultation and other processes with respect to any works council, economic committee, union or similar body as required to either (i) obtain an opinion or acknowledgment from any works council, economic committee, union or similar body or (ii) establish that the Parties are permitted to effect the Closing without such opinion or acknowledgment. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 6.9 express or implied, shall limit or otherwise prevent or restrict the Company or its Subsidiaries from providing compensation, benefits, and other employment terms and conditions to Continuing Employees in accordance with the requirements of applicable Law or Contract with any labor union, works council or other labor organization.

          (g)   In the event that Closing occurs prior to the determination and payment of annual bonuses under any Bonus Plan (as defined in the Company Disclosure Letter) with respect to 2018, Parent shall determine annual bonuses under such Bonus Plan in a manner consistent with Section 6.9(g) of the Company Disclosure Letter and pay such annual bonuses under such Bonus Plan no later than two and one-half months following the end of the 2018 calendar year.

          (h)   Following the date hereof, Parent and the Company will cooperate expeditiously and in good faith to establish a retention plan to incentivize and retain designated Service Providers to remain employed by the Company, it being understood that Parent will exercise reasonable best efforts to facilitate the development of such retention plan within (10) business days following the date hereof and Parent and the Company will cooperate to begin to communicate with Service Providers designated to participate in such retention plan promptly thereafter.

          (i)    The provisions of this Section 6.9 are solely for the benefit of the Parties to this Agreement, and nothing in this Agreement, whether express or implied, is intended to, or shall, (i) constitute the establishment or adoption of or an amendment to any employee benefit or compensation plan, program, agreement or arrangement or otherwise be treated as an amendment or modification of any Benefit Plan, New Plan or other benefit plan, agreement or arrangement, (ii) limit the right of Parent, the Company or their respective Subsidiaries to amend, terminate or otherwise modify any Benefit Plan, New Plan or other benefit plan, agreement or arrangement following the Effective Time, (iii) create any third-party beneficiary or other right (including, but not limited to, a right to employment) in any Person, including any current or former employee of the Company or any Subsidiary of the Company, any participant in any Benefit Plan, New Plan or other benefit plan, agreement or arrangement (or any dependent or beneficiary thereof) or (iv) guarantee employment for any period of time for, or preclude the ability of Parent, the Company or any of their respective Subsidiaries to terminate any Continuing Employee for any reason.

        6.10    Expenses.     The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the transactions contemplated in Article IV. Except as otherwise provided in Section 6.5(f), Section 6.11(i), Section 6.15(f) and Section 8.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the Party incurring such expense.

        6.11    Financing and Cooperation.

          (a)   Each of Parent and Merger Sub shall use its reasonable best efforts to arrange the Financing on the terms and conditions described in the Commitment Letters (including any "market flex" and/or "securities demand" provisions applicable thereto) and shall not permit any amendment or modification to be made to, any replacement of all or any portion of any facilities (or commitments thereof) described in, or any waiver of any provision or remedy under, the Commitment Letters, if such amendment, modification, replacement or waiver (i) reduces the aggregate amount of the Financing available to Parent (including by changing the amount of fees to be paid or original issue discount except by operation of the "market flex" and/or "securities demand" provisions) to an amount below the amount required for the Required Payments, (ii) imposes new or additional conditions or otherwise expands or amends or modifies in a manner adverse to Parent or Merger Sub any of the conditions to the receipt of any portion of the Financing that is required to fund the Required Payments or (iii) would or would reasonably be expected to (A) materially delay or prevent the Closing, (B) make the funding of the Financing (or satisfaction of the conditions to obtaining the Financing) in an amount required for the Required

  Payments less likely to occur or (C) adversely impact the ability of either Parent or Merger Sub, as applicable, to enforce its rights against other parties to the Commitment Letters or the Definitive Agreements (as defined below), in any material respect (collectively, the "Prohibited Amendments"). Subject to the limitations set out in the first sentence of this Section 6.11(a), either Parent and Merger Sub may amend, supplement, modify or replace the Commitment Letters as in effect as of the date of this Agreement to add or replace lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Commitment Letter or Preferred Commitment Letter as of the date of this Agreement; provided, however, that, no such addition shall relieve the original Financing Sources of their obligations under the Commitment Letters prior to the funding of the Financing, except as set forth in the Commitment Letters. Parent shall promptly deliver to the Company copies of any such amendment, modification, replacement or waiver. For purposes of this Agreement (other than with respect to any representations made by either Parent or Merger Sub), (x) the term "Financing" shall be deemed to include the financing contemplated by the Commitment Letters as permitted to be amended, modified or replaced pursuant to this Section 6.11 (including any Alternative Financing (as defined below) and (y) the term "Commitment Letters" shall be deemed to include the Commitment Letters as may be permitted to be amended, modified or replaced pursuant to this Section 6.11 and any commitment letters with respect to any Alternative Financing and any related fee letters.

          (b)   Each of Parent and Merger Sub shall use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing on the terms and conditions described herein and in the applicable Commitment Letter at or prior to the Closing, including using their reasonable best efforts to: (i) maintain in effect the Commitment Letters pursuant to their respective terms (except for amendments not prohibited by Section 6.11(a)) until the transactions contemplated by this Agreement, including the Merger, are consummated, (ii) negotiate and enter into definitive agreements with respect to the Financing on the terms and conditions (including any "market flex" and/or "securities demand" provisions applicable thereto) contained in the Commitment Letters ("Definitive Agreements") or on other terms not less favorable to Parent, in the aggregate, than the terms and conditions (including any "market flex" and/or "securities demand" provisions applicable thereto) contained in the respective Commitment Letters, (iii) satisfy on a timely basis (or obtain the waiver of) all conditions to funding in the Commitment Letters applicable to either Parent or Merger Sub that are within their control and consummate the Financing at or prior to the Closing in accordance with the terms and conditions of the Commitment Letters at or prior to the Closing and otherwise comply with its obligations thereunder, and (iv) enforce their rights under the Commitment Letters in a timely and diligent manner in the event of a breach or other failure to fund the Financing required to consummate the transactions contemplated by this Agreement, including the Merger, on the Closing Date by the Financing Sources; provided, however, that Parent shall not be required to take any enforcement action unless all conditions precedent set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that, by their nature, are to be satisfied at or immediately prior to the Closing, but which are then capable of being satisfied) and the Company stands ready, willing and able to consummate the Merger and the transactions contemplated hereby.

          (c)   Without limiting the generality of the foregoing, each of Parent and Merger Sub shall give the Company prompt notice: (i) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) by any party to the Commitment Letters or any Definitive Agreement of which they become aware; (ii) of the receipt of any written notice or other written communication from any Financing Source with respect to any actual or threatened breach, default, termination or repudiation by any party to the Commitment Letters or any Definitive Agreement or any provisions of the Commitment Letters or any Definitive Agreement that would result in the

  Financing not being available or that would or would reasonably be expected to prevent, delay or impede the Closing; and (iii) if for any reason either Parent or Merger Sub believes in good faith that there is any material possibility that they will not be able to obtain all or any portion of the Financing necessary to fund the Required Payments on the terms, in the manner, or from the sources contemplated by the Commitment Letters or the Definitive Agreements. At the written request of the Company, Parent shall inform the Company in reasonable detail of the status of its efforts to arrange the Debt Financing or Preferred Financing.

          (d)   In the event any portion of the Debt Financing or Preferred Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter or Preferred Commitment Letter, each of Parent and Merger Sub shall use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to arrange and obtain alternative financing from the same or alternative sources (i) on terms and conditions not materially less favorable to Parent than those contemplated in the Debt Commitment Letter or Preferred Commitment Letter (and with respect to any replacement of the Debt Financing, with conditions to the funding of such alternative financing not more onerous, when taken as a whole, than those conditions and terms contained in the Debt Commitment Letter as of the date of this Agreement) and (ii) in an amount sufficient (when taken together with the Equity Financing and the available portion of the Debt Financing and Preferred Financing) to consummate the transactions contemplated by this Agreement and to pay related fees and expenses (such alternative financing, the "Alternative Financing"); provided that, Parent shall have no obligation to pay any fees in excess of what it was obligated to pay under the original Debt Commitment Letter or Preferred Commitment Letter (taking into account any "market flex" and/or "securities demand" provisions applicable thereto) nor obtain Debt Financing or Preferred Financing on terms materially worse than the terms contained in the original Debt Commitment Letter or Preferred Commitment Letter (including any "market flex" and/or "securities demand" provisions applicable thereto). Parent shall promptly deliver to the Company true and complete copies of all agreements pursuant to which any such alternative source shall have committed to provide Parent and Merger Sub with any portion of the Financing necessary to fund the Required Payments.

          (e)   Prior to the Closing, the Company shall use reasonable best efforts to, shall cause each of its Subsidiaries to use reasonable best efforts to, and shall use reasonable best efforts to cause its and their respective Representatives to provide all cooperation reasonably requested by Parent in connection with the arrangement of the Debt Financing (for the purposes of this Section 6.11(e), the term "Debt Financing" shall be deemed to include customary high-yield non-convertible debt securities offering to be issued or incurred in lieu of all or a portion of any bridge facility contemplated by the Debt Commitment Letter or pursuant to any "market flex" or "securities demand" provisions of the fee letter associated with the Debt Commitment Letter), which reasonable best efforts shall include:

              (i)  preparing and furnishing to Parent and Merger Sub as promptly as reasonably practicable all Required Information;

             (ii)  using reasonable best efforts to prepare and furnish to Parent (and, in the case of any required pro forma financial statements, reasonably cooperating with Parent with respect to its preparation of pro forma financial statements) all other financial and pertinent information as may be reasonably requested by either Parent or the Debt Financing Sources and their respective agents to prepare (A) customary bank information memoranda, lender presentations, offering memoranda and private placement memoranda (including under Rule 144A under the Securities Act) and (B) materials for rating agency presentations in connection with such Debt Financing, in each case to the extent such information relates to the business, financial performance or financial condition of the Company and its Subsidiaries;

            (iii)  providing customary authorization and/or management representation letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders or holders;

            (iv)  participating (including by making members of senior management with appropriate seniority and expertise available to participate) in a reasonable number of meetings, due diligence sessions, presentations, "road shows", drafting sessions and sessions with the rating agencies in connection with the Debt Financing upon reasonable advance notice and during normal business hours;

             (v)  reasonably cooperating with the Debt Financing Sources' and their respective agents' customary due diligence and marketing efforts, including access to documentation reasonably requested by Persons in connection with capital markets transactions;

            (vi)  furnishing Parent and the Debt Financing Sources promptly, and in any event no later than three (3) business days prior to Closing, with all required documentation and information under applicable "know your customer" and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, that any lender, provider or arranger of the Debt Financing has reasonably requested at least ten (10) days prior to the Closing Date in connection with the Debt Financing;

           (vii)  assisting Parent and Merger Sub in obtaining corporate and facilities ratings from any rating agencies in connection with the Debt Financing;

          (viii)  assisting with the execution and delivery as of (but not before and not to be effective until) the Closing any pledge and security documents, other definitive financing documents, or other related certificates or documents as may be reasonably requested by Parent or Merger Sub (including a certificate of the chief financial officer of the Company with respect to due diligence items related to the offering memorandum and solvency matters in the form set forth as an annex to the Debt Commitment Letter and Preferred Commitment Letter) and otherwise facilitating the pledging of collateral (including cooperation in connection with the pay-off of existing indebtedness to the extent contemplated by this Agreement and the release of related Liens and termination of security interests (including delivering prepayment or termination notices as required by the terms of any existing indebtedness and delivering termination agreements and/or UCC-3 or equivalent financing statements or notices); and

            (ix)  requesting its and/or its Subsidiaries' independent auditors to cooperate with the Debt Financing, including by using commercially reasonable efforts to provide "customary" comfort letters (including as to "customary" negative assurances) in connection with the Debt Financing and facilitating direct contact with such independent auditors for participation in a reasonable number of due diligence sessions and other meetings upon reasonable advance notice and during normal business hours.

        As used in this Agreement, the term "Debt Financing Sources" means the Persons (if any) that have committed to provide or arrange the Debt Financing in connection with the Merger, including the parties to the Debt Commitment Letter and any joinder agreements pursuant thereto or relating thereto, the term "Debt Financing Related Parties" means the Debt Financing Sources and other lenders from time to time party to agreements contemplated by or related to the Debt Financing, including any engagement letters, indentures or credit agreements, and any arrangers, bookrunners, administrative agents, collateral agents and Affiliates of the foregoing, and members, officers, directors, employees, agents and representatives involved in the Debt Financing and their respective successors and assigns, the term "Preferred Financing Sources" means the Persons (if any) that have committed to provide the Preferred Financing in connection with the Merger, including the parties to the Preferred Commitment Letter and any joinder agreements pursuant thereto or relating thereto, the term "Preferred Financing

Related Parties" means the Preferred Financing Sources and other lenders from time to time party to agreements contemplated by or related to the Preferred Financing and any arrangers, bookrunners, administrative agents, collateral agents and Affiliates of the foregoing, and members, officers, directors, employees, agents and representatives involved in the Preferred Financing and their successors and assigns, the term "Equity Financing Sources" means the Persons (if any) that have committed to provide or otherwise entered into agreements in connection with the Equity Financing in connection with the Merger, including the parties to the Equity Commitment Letters and any joinder agreements entered into pursuant thereto or relating thereto and the term "Equity Financing Related Parties" means the Equity Financing Sources and any arrangers, bookrunners, administrative agents, collateral agents and Affiliates of the foregoing, and members, officers, directors, employees, agents and representatives involved in the Equity Financing and their successors and assigns, the term "Financing Sources" means, collectively, the Debt Financing Sources, Preferred Financing Sources and the Equity Financing Sources, and the term "Financing Source Related Parties" means, collectively, the Debt Financing Related Parties, Preferred Financing Related Parties and the Equity Financing Related Parties.

          (f)    Notwithstanding anything in this Section 6.11 to the contrary, (i) nothing in this Section 6.11 shall require such cooperation to the extent it would interfere unreasonably with the business or operations of the Company or its Subsidiaries, (ii) prior to the Closing, neither the Company nor any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur or become subject to any other expense, liability or obligation in connection with the Debt Financing or the Preferred Financing that is not subject to reimbursement by Parent hereunder; (iii) none of the Company, its Subsidiaries or their Representatives shall be required to (A) authorize, execute or enter into or perform any agreement or take any action or commit to take any action with respect to the Debt Financing or the Preferred Financing that is not contingent upon the Closing or that would be effective prior to the Closing (other than any customary authorization letters or management representation letters referred to in Section 6.11(e)(iii)), (B) enter into any resolution, consent, approval or similar corporate action, including any relating to approving the Debt Financing or the Preferred Financing or any guarantee or pledge of assets in connection therewith that is not contingent on the Closing or (C) make any representation, warranty or certification as to which the Company has determined such representation, warranty or certification is not true; and (iv) nothing shall obligate the Company or any of its Subsidiaries to provide, or cause to be provided, any legal opinion by its counsel, or to provide any information or take any action to the extent it would result in a violation of Law or loss of any privilege (although the Company shall use commercially reasonably efforts to seek alternative ways to provide such information in a manner that would not result in a loss of any privilege).

          (g)   The Company hereby consents to the use of its and its Subsidiaries' logos in connection with the Financing; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of its Subsidiaries or their respective reputations or goodwill.

          (h)   All non-public or otherwise confidential information regarding the Company or its Subsidiaries obtained by Parent or its Representatives pursuant to this Section 6.11 shall be kept confidential in accordance with the Confidentiality Agreement; provided that Parent and Merger Sub shall be permitted to disclose confidential information to potential debt and equity financing sources, rating agencies, and their respective counsel for the transactions contemplated by this Agreement and their Representatives without the prior written consent of the Company if such potential debt and equity financing sources, rating agencies, and their respective counsel who receive such information are subject to a confidentiality agreement no less restrictive than the Confidentiality Agreement with respect to such information or as provided in the applicable Commitment Letter.

          (i)    Parent shall indemnify and hold harmless the Company, its Subsidiaries and its and their directors, officers, employees and representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financing and the performance of their respective obligations under Section 6.11(e) and any information utilized in connection therewith (other than information provided by the Company or its Subsidiaries), except to the extent such losses result from the gross negligence, willful misconduct or bad faith by such indemnified persons. To the extent the Closing does not occur, Parent shall promptly (and, in any event, within thirty (30) days) following the written request by the Company, reimburse the Company and its Subsidiaries for reasonable and documented out-of-pocket costs and expenses incurred by the Company or its Subsidiaries (including those of its accountants (including independent accountants assisting with providing the Required Information or in connection with preparation of pro forma financial information), consultants, legal counsel, agents and other Representatives) in connection with cooperation provided pursuant to this Section 6.11.

          (j)    In no event will Parent, Merger Sub or any of their respective Affiliates enter into any Contract (i) prohibiting or seeking to prohibit any bank or other potential provider of debt financing from providing or seeking to provide debt financing to any Person or (ii) prohibiting or seeking to prohibit any provider of equity financing (other than the Equity Financing Sources) from providing or seeking to provide equity financing to any Person in each case in connection with a transaction relating to the Company or any of its Subsidiaries or in connection with the Merger; provided, that, for the avoidance of doubt the foregoing restrictions shall not apply to any Guarantor, Equity Financing Source, Preferred Financing Source (other than any Preferred Financing Source that is not providing more than a nominal amount of Equity Financing) or any Affiliates of the foregoing.

        6.12    Indemnification; Directors' and Officers' Insurance.

          (a)   From and after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, advance expenses as incurred to the fullest extent permitted under applicable Law; provided, that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director and officer of the Company and its Subsidiaries (collectively, the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Parties' service as a director or officer of the Company or its Subsidiaries or services performed by such persons at the request of the Company or its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including with respect to (i) the Merger and the other transactions contemplated by this Agreement and (ii) actions to successfully enforce this Section 6.12.

          (b)   Prior to the Effective Time, the Company shall, and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable, irrevocable extension of (i) the directors' and officers' liability coverage of the Company's existing directors' and officers' insurance policies, and (ii) the Company's existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of six (6) years from and after the Effective Time from one or more insurance carriers with the same or better credit rating as the Company's insurance carrier as of the date hereof with respect to directors' and officers' liability insurance and fiduciary liability insurance (collectively, "D&O Insurance") with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company's existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated by this Agreement). If the Company and the Surviving Corporation for any reason fail to obtain such "tail" insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company's existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company's existing policies as of the date hereof; provided, however, that in no event shall the Company be permitted, or Parent or the Surviving Corporation be required, to expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the annual premiums currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Company or the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

          (c)   If Parent or the Surviving Corporation or any of their respective successors or assigns shall (i) consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations set forth in this Section 6.12.

          (d)   The provisions of this Section 6.12 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties.

          (e)   The rights of the Indemnified Parties under this Section 6.12 shall be in addition to any rights such Indemnified Parties may have under the certificate of incorporation, certificate of formation or bylaws of the Company or any of its Subsidiaries, or under any applicable Laws or under any Contracts with such Indemnified Parties. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the certificate of incorporation, certificate of formation or bylaws of the Company or of any Subsidiary of the Company or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries shall survive the Merger or any other transactions contemplated by this Agreement and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

          (f)    From and after the Effective Time until the sixth (6th) anniversary thereof, the organizational documents of the Surviving Corporation and its Subsidiaries shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of individuals who were, prior to the Effective Time, directors, officers or employees of the Company, a Subsidiary of the Company or any of their predecessor entities, than are presently set forth in the organizational documents of the Company and its applicable Subsidiary, which provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals.

        6.13    Agreements Concerning Parent and Merger Sub and the Company.

          (a)   During the period from the date of this Agreement through the Effective Time, Merger Sub shall not engage in any activity of any nature except for activities related to or in furtherance of the Merger. Neither Parent nor Merger Sub shall take any action that is reasonably likely to prevent or delay the consummation of the Merger or any other transaction contemplated by this Agreement.

          (b)   Subject to Sections 8.5(e)(iii) and 8.6, Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub and the Surviving Corporation of, and the compliance by Merger Sub and the Surviving Corporation with, all of their respective covenants, agreements, obligations and undertakings under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Merger Sub and the Surviving Corporation hereunder. Parent shall, or shall cause the direct holder of the stock of Merger Sub to, immediately following execution and delivery of this Agreement, adopt this Agreement and approve the transactions contemplated by this Agreement in its capacity as sole stockholder of Merger Sub in accordance with applicable Law and the articles of incorporation and bylaws of Merger Sub.

        6.14    Transaction Litigation.     Prior to the Effective Time, the Company shall promptly notify Parent, and each of Parent and Merger Sub shall promptly notify the Company, of all (i) notices and other communications received by it from any Governmental Entity in connection with the Merger or any other transaction contemplated by this Agreement or from any Person alleging that the consent of such Person is required in connection with the transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, its Subsidiaries or Parent and (ii) civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings commenced or, to such Person's knowledge, threatened against the Company, any of its Subsidiaries, the Company Board or any committee thereof, or against Parent or Merger Sub, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement ("Transaction Litigation") (including by providing copies of all pleadings with respect thereto) and thereafter keep such other Party reasonably informed of any material developments with respect to the status thereof. The Company shall (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company shall not offer to make or make any payment with respect to any Transaction Litigation or enter into any settlement or similar agreement relating to any Transaction Litigation without the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed (it being understood that it would be unreasonable for Parent to withhold or condition consent to any payment, settlement or other agreement in connection with any Transaction Litigation that only requires (x) the issuance of additional disclosure and/or (y) the payment of money in connection with such settlement in an amount that does not exceed any insurance proceeds that the Company reasonably expects to receive (after consultation with the applicable insurer, in which counsel for Parent shall be permitted to participate) with respect to such claim and any deductible in respect thereof). Notwithstanding anything to the contrary in the foregoing, any litigation relating to Dissenting Stockholders shall be governed by Section 4.2(f).

        6.15    Existing Company Indebtedness.

          (a)   The Company shall deliver to Parent copies of payoff letters specifying the aggregate amount required to be paid to fully satisfy all obligations (including principal, interest fees, breakage costs, premiums, expenses and other amounts payable under the Existing Credit

  Agreements but excluding contingent indemnification obligations and other obligations that expressly survive the termination of the Existing Credit Agreements) that will be outstanding as of the Closing under the Existing Credit Agreements and providing for the release, simultaneously with the receipt of payment thereunder, of all Liens and other security over the properties and assets of the Company and its Subsidiaries securing all such obligations.

          (b)   The Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to promptly commence, at Parent's expense, after the receipt of a written request from Parent to do so, tender offers to purchase, and/or consent solicitations with respect to, one or more series of Existing Senior Notes on such terms and conditions as specified by Parent and in compliance with all applicable terms and conditions of the Existing Indenture (collectively, the "Existing Notes Offers"); provided that (i) the provisions of Section 6.15(e) and Section 6.15(f) shall have been satisfied, and shall continue to be satisfied, in all respects, (ii) Parent shall have provided the Company with drafts of the offer to purchase, related letter of transmittal and other related documents (collectively, the "Existing Notes Offer Documents") and (iii) the closing of any Existing Notes Offer shall be conditioned on the Closing and shall otherwise comply with all applicable Laws and SEC rules and regulations. The terms and conditions specified by Parent for any Existing Notes Offer shall be only such terms and conditions as are customarily included in offers to purchase debt securities similar to the applicable Existing Senior Notes and in similar situations and shall otherwise be in compliance with all applicable Laws and the terms and conditions of the Existing Indenture. Nothing in this Section 6.15 or in any other provision of this Agreement shall require the Company or any of its Affiliates to purchase, or accept for purchase, any Existing Senior Notes tendered or otherwise submitted for payment prior to the Effective Time.

          (c)   Subject to Section 6.15(e) and Section 6.15(f), if requested by Parent in writing, in lieu of commencing Existing Notes Offers for any Existing Senior Notes (or in addition thereto) pursuant to Section 6.15(b), the Company shall to the extent permitted by the Existing Indenture use its commercially reasonable efforts to (i) issue a notice of optional redemption (collectively, the "Existing Notes Redemption Notice") for all of the outstanding principal amount of one or more series of Existing Senior Notes pursuant to the requisite provisions of the Existing Indenture or (ii) take actions reasonably requested by Parent that are reasonably necessary for the satisfaction, discharge and/or defeasance of one or more series of Existing Senior Notes pursuant to the applicable provisions of the Existing Indenture, and shall redeem or satisfy, discharge and/or defease, as applicable, such Existing Senior Notes at the Closing in accordance with the terms of the Existing Indenture (collectively, the "Existing Notes Redemption"); provided that to the extent that any action described in clause (i) or (ii)  can be conditioned on the occurrence of the Closing, it will be so conditioned, and, on or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the trustee under the Existing Indenture cash or cash equivalents sufficient to effect such redemption, satisfaction, discharge and/or defeasance (and in the event of any loss with respect to the funds deposited with such trustee Parent shall deposit additional funds sufficient to satisfy such redemption, satisfaction, discharge and/or defeasance, as applicable).

          (d)   In the event that the Company commences an Existing Notes Offer, the Company covenants and agrees that, promptly following any related consent solicitation expiration date, assuming the requisite consents are received, each of the Company and its applicable Subsidiaries as is necessary shall (and shall use their commercially reasonable efforts to cause the trustee under the Existing Indenture to) execute a supplemental indenture to such Existing Indenture, which shall implement the amendments described in the applicable Existing Notes Offer Documents, subject to the terms and conditions of this Agreement (including the conditions to the Existing Notes Offers); provided, however, that in no event shall the Company, any of its Subsidiaries or any of their respective officers, directors or other representatives, have any obligation to authorize, adopt or execute any supplemental indenture or other agreement that would become effective prior to the Closing. Concurrently with the Closing, Parent shall cause the Surviving Corporation to accept for payment and thereafter promptly pay for, any Existing Senior Notes that have been validly tendered pursuant to and in accordance with the Existing Notes Offers and not properly withdrawn using funds provided by Parent.

          (e)   Parent shall prepare all necessary and appropriate documentation in connection with any Existing Notes Offers and Existing Notes Redemptions, including the Existing Notes Offer Documents and the Existing Notes Redemption Notice, as applicable; provided, that the Company shall use commercially reasonable efforts to timely furnish the trustee with such executed officers' certificates, legal opinions and other documentation reasonably requested by the Parent or trustee in connection with any Existing Notes Offers and Existing Notes Redemptions. The Company shall, no less frequently than weekly, or to the extent reasonably requested, more frequently, keep Parent reasonably informed regarding the status, results and timing of the Existing Notes Offers. The Existing Notes Offer Documents (including all amendments or supplements thereto) and all mailings to the holders of any Existing Senior Notes in connection with any Existing Notes Offers and Existing Notes Redemptions shall be subject to the prior review of, and comment by, the Company and its legal counsel, and shall be reasonably acceptable to them. If, at any time prior to the completion of the Existing Notes Offers, the Company or any of its Subsidiaries, on the one hand, or either Parent or Merger Sub, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Existing Notes Offer Documents, so that the Existing Notes Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such Party that discovers such information shall use reasonable best efforts to promptly notify the other Parties, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated by or on behalf of the Company or its Subsidiaries to the holders of the applicable Existing Senior Notes. Notwithstanding anything to the contrary in this Section 6.15(e), the Company shall, and shall cause its Subsidiaries to, comply with the requirements of Rule 14e-1 under the Exchange Act and any other Law to the extent applicable in connection with the Existing Notes Offers and such compliance will not be deemed a breach hereof.

          (f)    In connection with any Existing Notes Offer and any Existing Notes Redemption, Parent may select one or more dealer managers, information agents, depositaries and other agents, in each case as shall be reasonably acceptable to the Company, to provide assistance in connection therewith and the Company shall, and shall cause its Subsidiaries to, enter into customary agreements with such parties so selected and shall use commercially reasonable efforts to timely furnish the dealer manager(s), information agent(s), depositaries and other agents with such executed officers' certificates, legal opinions and other documentation reasonably requested by the Parent, dealer manager(s), information agent(s), depositaries and other agents in connection with an Existing Notes Offer; provided that neither the Company nor any of its Subsidiaries shall be required to indemnify, defend or hold harmless, or pay the fees or reimburse the costs and expenses of, any such party, which indemnification, fee and reimbursement obligations shall be borne by Parent pursuant to separate agreements with such parties to which neither the Company nor any of its Subsidiaries shall be a party or have any obligations under, in each case, that are effective prior to the Closing. Parent shall reimburse the Company and its Subsidiaries for all of their reasonable and documented costs and expenses incurred in connection with any Existing Notes Offers or any Existing Notes Redemptions promptly following the incurrence thereof. Parent shall indemnify, defend and hold harmless the Company, its Subsidiaries and each of their respective Affiliates from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by any such Person, or to which any such Person may become subject, that arise out of, or is in any way in connection with, the Existing Notes Offers, Existing Notes Redemptions, or any actions taken or not taken by the Company, or taken at the request of Parent, pursuant to this Section 6.15 or the transactions contemplated hereby, except to the extent such losses result from the gross negligence, willful misconduct, bad faith and/or breach of this Agreement by the foregoing indemnified persons. The foregoing reimbursement and indemnification shall survive any termination of this Agreement.

        "Existing Credit Agreements" means (a) the Revolving Five Year Credit Agreement, dated June 19, 2018, among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank N.A. as Syndication Agents, HSBC Bank USA, N.A., MUFG Union Bank, N.A., PNC Bank, National Association and Suntrust Bank, N.A. as Co-Documentation Agents, and the lenders thereto (the "Existing Revolver Agreement") and (b) the Term Loan Credit Agreement, dated June 19, 2018, among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Citizens Bank N.A. as Syndication Agents, HSBC Bank USA, N.A., MUFG Union Bank, N.A., PNC Bank, National Association and Suntrust Bank, N.A. as Co-Documentation Agents, and the lenders thereto.

        "Existing Indenture" means that certain indenture governing the 4.00% Senior Notes due 2020 and the 4.375% Senior Notes due 2022, dated as of March 14, 2006, among the Company, the Guarantors party thereto and The Bank of New York Mellon, as trustee for the 4.375% Senior Notes, and Wells Fargo Bank, National Association, as trustee for the 4.00% Senior Notes, as amended, supplemented, modified, replaced or refinanced from time to time.

        "Existing Senior Notes" means (a) the 4.375% senior notes due 2022 and (b) the 4.00% senior notes due 2020.

        6.16    Cash Distribution.

          (a)   If requested by Parent by written notice (an "Intercompany Funding Notice") to the Company, delivered no later than ten (10) business days prior to the Closing Date, the Company shall use reasonable best efforts to cause certain of its Foreign Subsidiaries (in each case, as identified by Parent in the Intercompany Funding Notice and mutually agreed upon by Parent and the Company in good faith) to loan, transfer or distribute all of such Foreign Subsidiary's legally or contractually unrestricted cash balances held in commercial bank accounts in the name of the Company or such Foreign Subsidiaries, in excess of the amount needed for such Foreign Subsidiary's day-to-day working capital needs, to a member of the Company's consolidated group for U.S. federal income Tax purposes that is the direct or indirect owner of such Foreign Subsidiary (or the Company, as requested by Parent) (the "Cash Transfer"), such that the amounts so transferred will be available in the bank accounts of the Company no later than the day immediately preceding the Closing Date. The Company shall cooperate in good faith with Parent and keep Parent reasonably informed regarding the planning and progress of the Cash Transfer and shall act diligently in order to effectuate each such Cash Transfer in advance of Closing. Notwithstanding the foregoing, nothing herein shall require the Company or any of its Foreign Subsidiaries to distribute, transfer, lend, or cause to be distributed, transferred, or loaned any amounts (i) to the extent that such distribution, transfer or loan would be reasonably likely to, as mutually agreed by Parent and the Company in good faith, interfere with such Foreign Subsidiaries' operating cash needs arising in the ordinary course of business, (ii) to the extent that such distribution, transfer or loan would be subject to withholding or other Taxes or subject the Company and its Subsidiaries to losses or expenses in advance of the Effective Time, unless such losses or expenses are recoverable pursuant to Section 6.16(b), or (iii) to the extent that such distribution, transfer or loan would violate applicable Law, a restriction set forth in any Material Contract, or the organizational documents of the Company or any of its Subsidiaries as in effect on the date of this Agreement.

          (b)   In the event that the Closing does not occur, Parent shall indemnify and hold harmless the Company, its Subsidiaries and its and their Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments, Taxes (including loss of tax attributes) and penalties suffered or incurred by them in connection with any action taken in accordance with Section 6.16(a). Without limiting the generality of the immediately preceding sentence, in the event that the Closing does not occur, Parent shall, promptly upon request by the Company, reimburse the Company for all Taxes that are payable to the extent incurred as a result of such Cash Transfer and the reasonable and documented out-of-pocket costs and expenses that are incurred by the Company and its Subsidiaries in connection with the Cash Transfer, including hedging costs, reasonable and documented out-of-pocket fees and expenses of counsel and accountants in connection with any such Cash Transfer and any additional reasonable and documented out of pocket costs actually incurred by the Company or its Subsidiaries in connection with this Section 6.16. Without limiting the Company's obligations set forth in Section 6.16(a), the Parties agree and acknowledge that (i) other than in the event of a Willful and Material Breach by the Company or any of its Subsidiaries, the Company's compliance or failure to comply with this Section 6.16 shall not be taken into account for purposes of determining whether the condition referred to in Section 7.2(b) shall have been satisfied and (ii) the completion of the Cash Transfer is not a condition to Parent's or Merger Sub's obligations to consummate the Closing when required in accordance with the terms hereof.

        "Foreign Subsidiaries" means Subsidiaries of the Company that are organized under the laws of a jurisdiction other than the United States (or any political subdivision thereof).

ARTICLE VII

Conditions

        7.1    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

          (a)    Stockholder Approval.    This Agreement shall have been duly adopted by holders of Shares constituting the Requisite Company Vote.

          (b)    Regulatory Consents.    (i) The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or otherwise been terminated, (ii) all required notifications to the FCA of changes in control of Dun & Bradstreet Limited required as a result of the Merger shall have been delivered to the FCA and the FCA shall have given notice in writing for the purposes of section 189 of the FSMA that it has determined to approve such acquisition of control or shall be treated, by virtue of section 189(6) of the FSMA, as having approved such acquisitions of control and (iii) the approvals set forth in Section 7.1(b) of the Company Disclosure Letter shall have been obtained.

          (c)    Orders.    No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and enjoins or otherwise prohibits consummation of the Merger (collectively, an "Order").

        7.2    Conditions to Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties of the Company set forth in the second sentence of Section 5.1(f)(i) (Absence of Certain Changes) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an specific date, in which case any such representation and warranty need only be so true and correct as of such specific date), (ii) the representations and warranties of the Company set forth in the first, fourth, fifth and seventh sentences of Section 5.1(b)(i) (Capital Structure) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an specific date, in which case any such representation and warranty need only be so true and correct as of such specific date), (iii) the representations and warranties of the Company set forth in Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.1(b) (Capital Structure) (other than the first, fourth, fifth and seventh sentences of Section 5.1(b)(i), which are subject to clause (ii) above), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(l) (Takeover Statutes) and Section 5.1(v) (Brokers) shall be true and correct in all material respects (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case any such representation and warranty need only be so true and correct as of such specific date), and (iv) all of the other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case any such representation and warranty need only be so true and correct as of such specific date); provided that notwithstanding anything herein to the contrary, the condition set forth in this Section 7.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties are not so true and correct unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, and (v) Parent shall have received at the Closing a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in this Section 7.2(a) have been satisfied.

          (b)    Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date and Parent shall have received at the Closing a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the condition set forth in this Section 7.2(b) has been satisfied.

          (c)    Company Material Adverse Effect.    Since the date of this Agreement, (i) no Company Material Adverse Effect shall have occurred that is continuing and (ii) no Effect shall have occurred that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect and Parent shall have received at the Closing a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the condition set forth in this Section 7.2(c) has been satisfied.

        7.3    Conditions to Obligations of the Company.     The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any materiality qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty need only be so true and correct as of such specific date), except where the failure of any such representations and warranties to be so true and correct, in the aggregate, would not reasonably be expected to prevent or have a material adverse effect on the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated hereby, and the Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by a senior executive officer of Parent and Merger Sub to the effect that the condition set forth in this Section 7.3(a) has been satisfied.

          (b)    Performance of Obligations of Parent and Merger Sub.    Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received at the Closing a certificate signed on behalf of Parent by a senior executive officer of the Company to the effect that the condition set forth in this Section 7.3(b) has been satisfied.

ARTICLE VIII

Termination

        8.1    Termination by Mutual Consent.     This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, whether before or after adoption of this Agreement by the Company's stockholders referred to in Section 7.1(a), by mutual written consent of the Company and Parent.

        8.2    Termination by Either Parent or the Company.     This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by either Parent or the Company if:

          (a)   the Merger shall not have occurred by 5:00 p.m. (New York City time) on the nine (9) month anniversary of this Agreement (the "Termination Date"); provided, that a Party shall not be permitted to terminate this Agreement pursuant to this Section 8.2(a) if the failure of the Merger to occur by the Termination Date is primarily attributable to a failure of such Party to perform any of its covenants or other agreements under this Agreement;

          (b)   this Agreement has been submitted to the Company's stockholders for adoption at the Stockholders Meeting (as it may be adjourned or postponed) at which a vote was held with respect to the adoption of the Merger and the Requisite Company Vote shall not have been obtained at such meeting (including any adjournment or postponement thereof); or

          (c)   any Order permanently enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the receipt of the Requisite Company Vote); provided that, unless such Order was primarily caused by a material breach by the Company of its representations, warranties, covenants or agreements under this Agreement, Parent shall not be permitted to terminate this Agreement pursuant to this Section 8.2(c) if the relevant Order arises under any U.S. Foreign Investment and Antitrust Law, unless Parent pays or causes to be paid to the Company in immediately available funds the Parent Termination Fee in accordance with Section 8.5(c)(iii) prior to or concurrently with such termination.

        8.3    Termination by the Company.     This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned by the Company:

          (a)   at any time prior to the time the Requisite Company Vote is obtained, if (i) the Company Board authorizes the Company, in accordance with Section 6.2, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal; and (ii) concurrently with the termination of this Agreement the Company enters into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided that the Company pays or causes to be paid on its behalf to Parent in immediately available funds the Company Termination Fee in accordance with Section 8.5(b)(iii) prior to or concurrently with such termination; or

          (b)   at any time prior to the Effective Time, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation or warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied, except if such breach or untruth is capable of being cured by the Termination Date, the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(b) prior to the delivery by the Company to Parent of written notice of such breach or untruth, delivered at least thirty (30) days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this Section 8.3(b) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement pursuant to this Section 8.3(b) if such breach or untruth has been cured prior to the earlier of (i) such thirtieth (30th) calendar day after such notice is given or (ii) one (1) business day prior to the Termination Date; provided, further, that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Article VII not to be capable of being satisfied; or

          (c)   at any time prior to the Effective Time, (i) if all of the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at or immediately prior the Closing, but which conditions at such time are capable of being satisfied if the Closing were to occur) have been satisfied or waived, (ii) the Company has irrevocably confirmed to Parent in writing that (1) all conditions set forth in Section 7.3 have been satisfied (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing and other than those conditions the satisfaction of which the Company has irrevocably waived, subject to the occurrence of the Closing and the performance by Parent of all of its obligations in connection with the Closing, including the payment of all amounts owing under Article IV) and (2) the Company is willing, prepared and able to consummate the Closing and (iii) Parent and Merger Sub fail to consummate the Closing by the later of (A) the second (2nd) business day following the date of the notice described in the foregoing clause (ii) and (B) the date on which the Closing was required to have occurred pursuant to Section 1.2 (and the Company was willing, prepared and able to consummate the Closing during normal business hours throughout such period).

        8.4    Termination by Parent.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:

          (a)   the Company has committed a Willful and Material Breach of its obligations under Section 6.2;

          (b)   the Company Board or any duly constituted committee thereof shall have made a Change of Recommendation; or

          (c)   there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied, except if such breach or untruth is capable of being cured by the Termination Date, Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(c) prior to the delivery by Parent to the Company of written notice of such breach or untruth, delivered at least thirty (30) days prior to such termination, stating Parent's intention to terminate this Agreement pursuant to this Section 8.4(c) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement pursuant to this Section 8.4(c) if such breach or untruth has been cured prior to the earlier of (i) such thirtieth (30th) calendar day after such notice is given or (ii) one (1) business day prior to the Termination Date; provided, further, that Parent is not then in material breach of this Agreement so as to cause any of the conditions set forth in Article VII not to be capable of being satisfied.

        8.5    Effect of Termination and Abandonment.

          (a)   In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made and this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided, however, that notwithstanding anything in the foregoing to the contrary, (i) the provisions set forth in (x) Section 6.11(i), Section 6.15(f) and Section 6.16(b) (the provisions set forth in this clause (x), collectively, the "Parent Reimbursement Obligations"), (y) this Section 8.5 and (z) Article IX shall survive the termination of this Agreement, and (ii) no such termination shall relieve any Party of any liability or damages to any other Party resulting from any fraud or any Willful and Material Breach of this Agreement prior to such termination, in which case the non-breaching party shall be entitled to sue for damages up to the amount of the Parent Termination Fee; provided, further, that in no event shall a Party be entitled to receive both damages pursuant to this Section 8.5(a) and the Company Termination Fee or the Parent Termination Fee (as applicable). For the avoidance of doubt, the Confidentiality Agreement shall survive any termination of this Agreement in accordance with the terms set forth therein. For purposes of this Agreement, "Willful and Material Breach" means a material breach that is a consequence of a deliberate act undertaken by the breaching Party, or the deliberate failure by the breaching Party to take an act it is required to take under this Agreement, with knowledge or intent that the taking of or failure to take such act would, or would reasonably be expected to, cause a breach of this Agreement.

          (b)   In the event that:

              (i)  (A) this Agreement is terminated (1) by either Parent or the Company pursuant to Section 8.2(a) and, at the time of such termination, all of the conditions set forth in Section 7.1 (other than the condition set forth in Section 7.1(a)) and Section 7.3 have been satisfied or are capable of being satisfied if the Closing were to occur at the time of such termination, (2) by either Parent or the Company pursuant to Section 8.2(b), or (3) by Parent pursuant to Section 8.4(c), (B) after the date of this Agreement and prior to the event that gave rise to such termination, an Acquisition Proposal shall have been made to the Company Board or any Person shall have publicly announced an Acquisition Proposal, and such Acquisition Proposal shall have not have been publicly withdrawn in good faith prior to such event or, in the case of a termination pursuant to Section 8.2(b), prior to the Stockholders Meeting and (C) during the period commencing on the date hereof and ending twelve (12) months after the date of termination, the Company or any of its Subsidiaries shall have (1) consummated an Acquisition Proposal or (2) entered into an Alternative Acquisition Agreement with respect to an Acquisition Proposal and an Acquisition Proposal is later consummated (provided that, solely for purposes of this Section 8.5(b)(i), the term "Acquisition Proposal" shall have the meaning ascribed thereto in Section 6.2(e), except that all references to "20%" therein shall be changed to "50%");

             (ii)  this Agreement is terminated by Parent pursuant to Section 8.4(a) or Section 8.4(b); or

            (iii)  this Agreement is terminated by the Company pursuant to Section 8.3(a);

    then the Company shall pay Parent the Company Termination Fee, by wire transfer of immediately available funds to an account designated in writing by Parent, which payment shall be made (A) promptly (but in no event later than the consummation of such Acquisition Proposal, in the case of a payment made pursuant to Section 8.5(b)(i), (B) promptly (but in no event later than five (5) days) after the date of such termination, in the case of a payment made pursuant to Section 8.5(b)(ii), and (C) prior to or concurrently with such termination, in the case of a payment made pursuant to Section 8.5(b)(iii). For the avoidance of doubt, in no event shall the Company be required to pay Parent the Company Termination Fee on more than one occasion. "Company Termination Fee" means an amount equal to $203,600,764 (subject to reduction pursuant to the last sentence of Section 8.5(d) (if applicable)), except that "Company Termination Fee" shall mean an amount equal to $81,440,306 (subject to reduction pursuant to the last sentence of Section 8.5(d) (if applicable)) in the event that the Company terminates this Agreement pursuant to Section 8.3(a) to enter into an Alternative Acquisition Agreement with an Excluded Person with respect to a Superior Proposal and such termination occurs prior to the Cut-Off Date.

          (c)   In the event that:

              (i)  this Agreement is terminated by either Parent or the Company pursuant to Section 8.2(a) and, at the time of such termination, the Company would have been entitled to terminate this Agreement pursuant to Section 8.3(c);

             (ii)  this Agreement is terminated by the Company pursuant to Section 8.3(b) or Section 8.3(c);

            (iii)  this Agreement is terminated by Parent pursuant to Section 8.2(c) as a result of an Order that arises under U.S. Foreign Investment or Antitrust Law, unless such Order was primarily caused by a material breach by the Company of its representations, warranties, covenants or agreements under this Agreement; or

            (iv)  (A) this Agreement is terminated by either Parent or the Company pursuant to Section 8.2(a), (B) at the time of such termination, (1) the condition set forth in Section 7.1(b) shall not have been satisfied (in the case of this clause (1), only if such condition has not been satisfied solely as a result of the failure of the waiting period (or any extension thereof) under the HSR Act to have expired or been terminated) or (2) the condition set forth in Section 7.1(c) shall not have been satisfied (in the case of this clause (2), only if such condition has not been satisfied solely as a result of an Order arising under a U.S. Foreign Investment and Antitrust Law), (C) the failure of the condition set forth in Section 7.1(b) or Section 7.1(c) to be satisfied was not primarily caused by a material breach by the Company of its representations, warranties, covenants or agreements under this Agreement and (D) all other conditions set forth in Section 7.1 and Section 7.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing, but which conditions at such time were capable of being satisfied if the Closing were to occur);

    then Parent shall promptly, (x) but in no event later than five (5) days after the date of such termination, in the case of a termination by the Company, or (y) prior to or concurrently with such termination, in the case of a termination by Parent, pay the Company an amount equal to $380,054,760 (the "Parent Termination Fee"). For the avoidance of doubt, in no event shall Parent be required to pay the Company the Parent Termination Fee on more than one occasion.

          (d)   In the event this Agreement is terminated by either Parent or the Company pursuant to Section 8.2(b), then the Company shall be required to reimburse Parent, Merger Sub and their respective Affiliates for all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Agreement, the Merger, the Financing and the other transactions contemplated herein (including all fees and expenses of financing sources, counsel, accountants, investment banks, advisors and consultants) in an amount not to exceed $25,000,000 in the aggregate (the "Expense Reimbursement"), by wire transfer of immediately available funds to an account designated in writing by Parent, which payment shall be made promptly (but in no event later than five (5) days) following the delivery by Parent of an invoice, together with reasonable supporting documentation, therefor. The payment of the Expense Reimbursement shall not relieve the Company of any subsequent obligation to pay the Company Termination Fee pursuant to Section 8.5(b), but shall reduce on a dollar for dollar basis the Company Termination Fee if such Company Termination Fee subsequently becomes due and payable under Section 8.5(b)(i).

          (e)   (i) Each of the Parties acknowledges that the agreements contained in this Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Parties would not have entered into this Agreement. Accordingly, if the Company fails to promptly pay the Company Termination Fee or Expense Reimbursement when due pursuant to Section 8.5(b) or Section 8.5(d), or if Parent fails to promptly pay the Parent Termination Fee or the Parent Reimbursement Obligations when due pursuant to Section 8.5(c), Section 6.11(i), Section 6.15(f) or Section 6.16(b), and, in order to obtain such payment, Parent commences a suit that results in a final and non-appealable judgment against the Company for the amount of the Company Termination Fee or Expense Reimbursement, or any portion thereof, or the Company commences a suit that results in a final and non-appealable judgment against Parent for the amount of the Parent Termination Fee or the Parent Reimbursement Obligations, or any portion thereof, then the Company shall pay to Parent, or Parent shall pay to the Company, as the case may be, the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys' fees) of the prevailing Party in connection with such suit, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the U.S. prime rate as indicated by J.P. Morgan Chase & Co. on the date of such payment, in each case in an amount not to exceed $5,000,000 (such reasonable and documented out-of-pocket costs as described in this Section 8.5(e)(i), subject to the cap set forth in this sentence, the "Enforcement Costs").

             (ii)  Notwithstanding anything to the contrary in this Agreement, upon termination of this Agreement in any circumstance in which Parent has the right to receive payment of the Company Termination Fee pursuant to Section 8.5(b), the payment of the Company Termination Fee by the Company pursuant to Section 8.5(b) and, if applicable, the Enforcement Costs set forth in Section 8.5(e)(i) shall be, subject to Section 9.6, the sole and exclusive remedy in such circumstances of any Parent Related Party (as defined in Section 8.6(a)) against the Company, its Affiliates and its and their respective Representatives for any loss suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or the other transactions contemplated by this Agreement to be consummated, and upon payment of such amounts, none of the Company, its Subsidiaries or any of their Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Merger or the other transactions contemplated by this Agreement. Each of Parent and Merger Sub expressly acknowledges and agrees that: in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement in circumstances in which Parent has the right to receive the Company Termination Fee pursuant to Section 8.5(b), the payment of the Company Termination Fee pursuant to Section 8.5(b) (and any Enforcement Costs, if applicable), which constitutes a reasonable estimate of the monetary damages that will be suffered by Parent and Merger Sub by reason of breach or termination of this Agreement in such circumstances, shall be in full and complete satisfaction of any and all monetary damages of Parent and Merger Sub in such circumstances arising out of or related to this Agreement, the Merger or the other transactions contemplated by this Agreement (including any breach of this Agreement), the termination of this Agreement, the failure to consummate the Merger or the other transactions contemplated by this Agreement, and any claims or actions under applicable Law arising out of such breach, termination or failure. This Section 8.5(e)(ii) shall not limit the right of Parent or Merger Sub to specific performance of this Agreement pursuant to Section 9.6; provided, however, that in no event will Parent or Merger Sub be entitled to both the payment of the Company Termination Fee, on the one hand, and specific performance of this Agreement to consummate the Merger, on the other hand.

            (iii)  Notwithstanding anything to the contrary in this Agreement, upon termination of this Agreement in any circumstance in which the Company has the right to receive payment of the Parent Termination Fee pursuant to Section 8.5(c), the payment of the Parent Termination Fee from Parent pursuant to Section 8.5(c) and, if applicable, the Enforcement Costs set forth in Section 8.5(e)(i) shall be, subject to Section 9.6, the sole and exclusive remedy in such circumstances of the Company, its Affiliates and their Representatives against any Parent Related Party for any loss suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or the other transactions contemplated by this Agreement to be consummated, and upon payment of such amounts, none of the Parent Related Parties or any of their Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Merger or the other transactions contemplated by this Agreement. Without limiting the foregoing, and notwithstanding anything to the contrary in this Agreement, if Parent or Merger Sub breaches this Agreement (whether willfully (including a Willful and Material Breach), intentionally, unintentionally or otherwise) or fails to perform hereunder (whether willfully (including a Willful and Material Breach), intentionally, unintentionally or otherwise), then, except for the right to seek specific performance in accordance with and subject to the terms and conditions of Section 9.6, the sole and exclusive remedies of the Company, its Affiliates and their Representatives against any Parent Related Party for any loss suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or the other transactions contemplated by this Agreement to be consummated shall be for either (x) the Company to terminate this Agreement pursuant to Section 8.3 and receive payment of the Parent Termination Fee if and when payable and, if applicable, the Enforcement Costs described in Section 8.5(e)(i), or (y) for the Company to seek to recover monetary damages from Parent in accordance with Section 8.5(a)(ii), in an aggregate amount not to exceed the amount of the Parent Termination Fee, in connection with any termination of this Agreement in a circumstance in which the Parent Termination Fee is not payable, and upon payment of any such amount, no Parent Related Party shall have any further liability or obligation relating to or arising out of this Agreement or the Merger or the other transactions contemplated by this Agreement; provided, however, that in no event will the Company be entitled to both the Parent Termination Fee (or monetary damages) and specific performance of this Agreement to consummate the Merger. The Company expressly acknowledges and agrees that: (i) in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement, the payment of the Parent Termination Fee pursuant to Section 8.5(c) (and any Enforcement Costs, if applicable), which constitutes a reasonable estimate of the monetary damages that will be suffered by the Company by reason of breach or termination of this Agreement shall be in full and complete satisfaction of any and all monetary damages of the Company arising out of or related to this Agreement, the Merger or the other transactions contemplated by this Agreement (including any breach of this Agreement), the termination of this Agreement, the failure to consummate the Merger or the other transactions contemplated by this Agreement, and any claims or actions under applicable Law arising out of any such breach, termination or failure; and (ii) in no event shall the Company be entitled to seek or obtain any recovery or judgment in excess of an amount equal to the Parent Termination Fee against Parent, its Subsidiaries or any of their respective former, current or future stockholders, directors, officers, employees, Affiliates, agents, other Representatives or the Financing Source Related Parties or any of their respective assets.

        8.6    Payments; Non-Recourse Parties.

          (a)   Notwithstanding anything to the contrary in this Agreement, under no circumstances will the collective monetary damages payable by Parent, Merger Sub or any of their Affiliates for breaches under this Agreement, the Limited Guarantees or the Equity Commitment Letters exceed an amount equal to the sum of the amount of the Parent Termination Fee and, if applicable, the Enforcement Costs. In no event will any of the Company or any of its Affiliates seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the amount of the Parent Termination Fee and, if applicable, the Enforcement Costs against (i) Parent, Merger Sub or the Guarantors; or (ii) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, advisors, attorneys, Financing Source Related Parties, Affiliates (other than Parent, Merger Sub or the Guarantors), members, managers, general or limited partners and assignees of each of Parent, Merger Sub and the Guarantors (the Persons in clauses (i) and (ii), collectively, the "Parent Related Parties"), and in no event will the Company or any of its Subsidiaries be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages, in excess of the amount of the Parent Termination Fee against the Parent Related Parties for, or with respect to, this Agreement, the Debt Commitment Letter, the Preferred Commitment Letter, the Equity Commitment Letters and the Limited Guarantees (subject to the terms and conditions set forth therein and in Section 9.6 of this Agreement) and the transactions contemplated hereby and thereby and, other than obligations of Parent and Merger Sub to the extent expressly provided in this Agreement, in no event will any Parent Related Party or any other Person have any liability for monetary damages to the Company or any other Person relating to or arising out of this Agreement or the Merger

          (b)   In no event will the Company seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award against any Non-Recourse Party (as defined in the Equity Commitment Letters, which exclude, for the avoidance of doubt, Parent and Merger Sub) or any Financing Source Related Party with respect to this Agreement, the Debt Commitment Letter, the Preferred Commitment Letter, the Equity Commitment Letters or the Limited Guarantees or the transactions contemplated hereby and thereby (including any breach by the Guarantors, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, other than (i) from any Person that is party to, and solely pursuant to the terms of, any confidentiality agreement with the Company, (ii) from Parent or Merger Sub to the extent expressly provided for in this Agreement and (iii) from the Guarantors under, and solely pursuant to the terms of, the Limited Guarantees and the Equity Commitment Letters. Without limiting the liability of the Guarantors under the Limited Guarantees or the third party beneficiary rights of the Company to the extent expressly specified in the Equity Commitment Letters, it is agreed that none of the Financing Source Related Parties will have any liability to the Company or any of its Affiliates relating to or arising out of this Agreement, the Financing or otherwise, whether at law or equity, in contract, in tort or otherwise, and neither the Company nor any of its Affiliates will have any rights or claims against any of the Financing Source Related Parties hereunder or thereunder. In addition, in no event will any Financing Source Related Party be liable for consequential, special, exemplary, punitive or indirect damages (including any loss of profits, business or anticipated savings) or damages of a tortuous nature.

 ARTICLE IX

Miscellaneous and General

        9.1    Survival.     This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article IV, Section 6.9 (Employee Benefits), Section 6.10 (Expenses), Section 6.12 (Indemnification; Directors' and Officers' Insurance), Section 6.11(i), Section 6.15(f) and Section 6.16(b) shall survive the consummation of the Merger and any other transactions contemplated by this Agreement. Except as set forth in this Section 9.1, no representations, warranties, covenants or agreements in this Agreement shall survive the consummation of the Merger.

        9.2    Modification or Amendment.     Subject to the provisions of applicable Law, at any time prior to the Effective Time, the Parties may modify or amend this Agreement, solely by a written agreement executed and delivered by duly authorized officers of the respective Parties; provided, however, that following receipt of the Requisite Company Vote, there shall be no amendment to or waiver of the provisions of this Agreement which by Law or in accordance with the rules and regulations of the NYSE would require further approval by the holders of Shares without such approval; provided, further, that any modification, amendment or waiver of Sections 8.5(e), 8.6, 9.2, 9.5, 9.6, 9.9 and 9.12, or of any defined term used in any of the foregoing Sections, in each case to the extent such modification, amendment or waiver would affect the rights of a Financing Source Related Party or a Non-Recourse Party under such Section in a manner that is materially adverse, shall also be approved in writing by the Financing Source or Non-Recourse Party to the Commitment Letters (or any Definitive Agreements resulting therefrom) affiliated with such Financing Source Related Party or Non-Recourse Party.

        9.3    Waiver of Conditions.     The conditions to each of the respective Parties' obligations to consummate the Merger and the other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law; provided, however, that any such waiver shall only be effective if made in writing. The failure of any Party to assert any of its rights hereunder or under applicable Law shall not constitute a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise by any Party of any of its rights hereunder precludes any other or further exercise of such rights or any other rights hereunder or under applicable Law.

        9.4    Counterparts.     This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        9.5    GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

          (a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The Parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.7 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and irrevocably agree (i) that any legal proceeding, whether in law or in equity, in contract, in tort or otherwise, involving the Debt Financing Related Parties or the Preferred Financing Related Parties arising out of, or relating to, the Merger, the Financing or the performance of services thereunder or related thereto or any transactions expressly contemplated thereby will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the Borough of Manhattan and any appellate court thereof, and each Party submits for itself and its property with respect to any such legal proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such legal proceeding in any other court; (iii) to waive and hereby waive, to the fullest extent permitted by law, any objection which any of them may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such legal proceeding in any such court; and (iv) any such legal proceeding will be governed and construed in accordance with the laws of the State of New York (except as expressly contemplated by the provisions of the Debt Commitment Letter or Preferred Commitment Letter).

          (b)   EACH PARTY AND ITS AFFILIATES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY AND ITS AFFILIATES MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (INCLUDING ANY ACTION OR PROCEEDING AGAINST OR INVOLVING ANY FINANCING SOURCE RELATED PARTY ARISING OUT OF THIS AGREEMENT OR THE FINANCING). EACH PARTY AND ITS AFFILIATES HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY OR FINANCING SOURCE WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY AND ITS AFFILIATES UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY AND ITS AFFILIATES MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY AND ITS AFFILIATES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.5.

        9.6    Specific Performance.

          (a)   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 8.5 are not intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party's right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the Parties would not have entered into this Agreement. The Parties hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by any Party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of any Party under this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The Parties further agree that (i) by seeking the remedies provided for in this Section 9.6, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.6 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 9.6 shall require any Party to institute any proceeding for (or limit any party's right to institute any proceeding for) specific performance under this Section 9.6 prior or as a condition to exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 9.6 or anything set forth in this Section 9.6 restrict or limit any Party's right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under this Agreement that may be available then or thereafter.

          (b)   Notwithstanding Section 9.6(a), the Parties hereby further acknowledge and agree that the Company shall be entitled to specific performance of Parent's obligation to cause the Equity Financing to be funded and to cause Parent and Merger Sub to consummate the Closing in accordance with Section 1.2 if, and only if, (A) all conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing, but which conditions at such time are capable of being satisfied if the Closing were to occur) have been satisfied or have been waived by Parent at the time when the Closing would be required to occur pursuant to Section 1.2, (B) Parent and Merger Sub fail to consummate the Closing on the date when the Closing should have occurred pursuant to Section 1.2, (C) the Marketing Period has ended and the Debt Financing and Preferred Financing (and/or, if applicable, the Alternative Financing) has been funded or will be funded in accordance with the terms thereof at the Closing if the Equity Financing is funded at the Closing and (D) the Company has irrevocably confirmed in a written notice to Parent that, if specific performance is granted and the Equity Financing, Preferred Financing and Debt Financing are funded, the Company is prepared to consummate the Closing, and Parent and Merger Sub fail to complete the

  Closing within three (3) business days after the delivery of the Company's irrevocable written confirmation. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Company may concurrently pursue both (A) a grant of specific performance of Parent's obligation to cause the Equity Financing to be funded and to consummate the Closing to the extent permitted by this Section 9.6(b) and (B) the payment of the Parent Termination Fee, the Parent Reimbursement Obligations and the Enforcement Costs if any are due pursuant to Section 8.5(e)(i); provided that under no circumstances shall the Company be entitled to receive both (A) a grant of specific performance of Parent's obligation to cause the Equity Financing to be funded and to consummate the Closing and (B) the payment of the Parent Termination Fee, the Parent Reimbursement Obligations and the Enforcement Costs if any due pursuant to Section 8.5(e)(i) or monetary damages.

        9.7    Notices.     All notices, requests, instructions, consents or other documents to be given hereunder by any Party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile, email or overnight courier:

  If to Parent or Merger Sub:

Star Parent, L.P. Star Merger Sub, Inc. c/o CC Capital 200 Park Ave., 58th floor New York, NY 10166
Attention:	Douglas Newton
Email:	newton@cc.capital

  with a copy to:

Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022
Attention:	Daniel E. Wolf, P.C. Peter Martelli, P.C. Lauren Colasacco
Fax:	(212) 446-4900
Email:	daniel.wolf@kirkland.com peter.martelli@kirkland.com lauren.colasacco@kirkland.com

  If to the Company:

The Dun & Bradstreet Corporation 103 JFK Parkway, 4th Floor Short Hills, New Jersey 07078
Attention:	Christie A. Hill, Esq.
Email:	hillc@dnb.com

  with a copy to:

Cleary Gottlieb Steen and Hamilton LLP One Liberty Plaza New York, NY 10006
Attention:	Ethan Klingsberg Paul M. Tiger
Fax:	(212) 225-3999
Email:	eklingsberg@cgsh.com ptiger@cgsh.com

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above. Any notice, request, instruction, consent or other document given as provided above shall be deemed given to the receiving Party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission, if sent by facsimile or email (provided, that if given by facsimile or email such notice, request, instruction or other document shall be followed up within one business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier. If the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a business day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding business day.

        9.8    Entire Agreement.     This Agreement (including any exhibits hereto) and the documents, instruments and other agreements among the Parties contemplated by this Agreement or referred to herein, including the Company Disclosure Letter, the Parent Disclosure Letter, the Confidentiality Agreement, dated July 23, 2018, between CC Capital Partners, LLC and the Company (as may be amended from time to time, the "Confidentiality Agreement"), the other agreements entered into in connection with preserving the confidentiality of information, the Limited Guarantees and the Equity Commitment Letters, constitute the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, among the Parties, with respect to the subject matter hereof. EACH PARTY AGREES THAT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, ANY CERTIFICATE DELIVERED HERETO, THE LIMITED GUARANTEES AND THE EQUITY COMMITMENT LETTERS, NEITHER PARENT AND MERGER SUB NOR THE COMPANY MAKES OR HAS RELIED ON ANY OTHER REPRESENTATIONS, WARRANTIES, STATEMENTS, INFORMATION OR INDUCEMENTS, AND EACH HEREBY DISCLAIMS RELIANCE ON ANY OTHER REPRESENTATIONS, WARRANTIES, STATEMENTS, INFORMATION OR INDUCEMENTS, EXPRESS OR IMPLIED, OR ON THE ACCURACY OR COMPLETENESS OF ANY STATEMENTS OR OTHER INFORMATION, MADE BY, OR MADE AVAILABLE BY, ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING, AND WAIVES ANY CLAIMS OR CAUSES OF ACTION RELATING THERETO.

        9.9    No Third Party Beneficiaries.     Except (a) as provided in Section 6.12 (Indemnification; Directors' and Officers' Insurance), (b) for the right of the Company's stockholders and equity award holders, after the Effective Time, to receive the aggregate consideration payable pursuant to Article IV and (c) for the right of the Financing Source Related Parties or Non-Recourse Parties, as relevant, pursuant to Sections 8.5(e), 8.6, 9.2, 9.5, 9.6, 9.9 and 9.12, each of which shall inure to the benefit of, and be enforceable by, each Financing Source Related Party or Non-Recourse Party, as appropriate, which rights set forth in the foregoing clauses (a), (b) and (c) of this Section 9.9 are hereby expressly acknowledged and agreed by Parent and Merger Sub, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth in this Agreement. The Parties further agree that the rights of third-party beneficiaries under Section 6.12 and under clause (b) of this Section 9.9 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        9.10    Obligations of Parent and of the Company.     Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

        9.11    Definitions.     Each of the terms set forth in Annex A is defined in the Section of this Agreement set forth opposite such term.

        9.12    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction. Notwithstanding the foregoing, the parties intend that the remedies and limitations thereon contained in Section 8.5(e) and Section 8.6 be construed as an integral provision of this Agreement and that such remedies and limitations shall not be severable in any manner that increases a Person's liability or obligations hereunder or under the Financing or the Limited Guarantees.

        9.13    Interpretation; Construction.

          (a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          (b)   The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (c)   The word "extent" and the phrase "to the extent" used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not mean simply "if".

          (d)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

          (e)   The rule known as the ejusdem generis rule shall not apply, and, accordingly, general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things.

          (f)    Each Party has or may have set forth information in its respective Disclosure Letter in a section thereof that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in a Disclosure Letter to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement.

          (g)   The definitions contained in this Agreement are applicable to the singular as well as the plural form of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        9.14    Assignment.     This Agreement and the rights, interests and obligations hereunder shall not be assignable by operation of law or otherwise without the prior written consent of (x) the Company (in the case of an assignment by either Parent or Merger Sub) or (y) Parent (in the case of an assignment by the Company); provided, that (i) Parent and Merger Sub each shall be permitted to assign all of its rights (but not obligations) under this Agreement to any of their respective Affiliates without the consent of the Company unless such assignment would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger and the other transactions contemplated hereby, and (ii) Parent may assign all or any portion of its rights and obligations pursuant to this Agreement to the Debt Financing Sources pursuant to the terms of the Debt Commitment Letter for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing; provided, further, that (A) no assignment shall relieve the assigning party of any of its obligations hereunder and (B) no such assignment shall affect the obligations of any Person who has committed to provide Equity Financing or Preferred Financing under the applicable Equity Commitment Letter or Preferred Commitment Letter or the Guarantors under the Limited Guarantees. Subject to the first sentence of this Section 9.14, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Section 9.14 shall be null and void.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

THE DUN & BRADSTREET CORPORATION
By:	/s/ THOMAS J. MANNING
	Name:	Thomas J. Manning
	Title:	Interim Chief Executive Officer
STAR PARENT, L.P.
By:	Star GP Holding, LLC
Its:	General Partner
By:	/s/ DOUGLAS NEWTON
	Name:	Douglas Newton
	Title:	Treasurer
STAR MERGER SUB, INC.
By:	/s/ DOUGLAS NEWTON
	Name:	Douglas Newton
	Title:	Treasurer

[SIGNATURE PAGE—AGREEMENT AND PLAN OF MERGER]

 ANNEX A

DEFINED TERMS

Term	Section
2009 Order	6.5(c)(iv)
Acceptable Confidentiality Agreement	6.2(a)(i)
Acquisition Proposal	6.2(e)
Affiliate	5.1(a)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(b)(v)
Alternative Financing	6.11(d)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plan	5.1(h)(i)
Book-Entry Share	4.1(a)
business day	1.2
Bylaws	2.2
Capitalization Date	5.1(b)(i)
Cash Transfer	6.16(a)
Certificate	4.1(a)
Certificate of Merger	1.3
CFIUS	6.5(c)(iv)
CFIUS Approval	6.5(c)(iv)
Change of Recommendation	6.2(f)(i)
Charter	2.1
claim	5.2(e)(iv)
Closing	1.2
Closing Date	1.2
Code	4.2(g)
Commitment Letters	5.2(e)(i)
Company	Preamble
Company Board	Recitals
Company Disclosure Letter	5.1
Company Intellectual Property	5.1(p)(vi)
Company Material Adverse Effect	5.1(a)
Company Option	4.3(a)
Company Recommendation	5.1(c)(ii)
Company Reports	5.1(e)(i)
Company Termination Fee	8.5(b)(iii)
Company's Knowledge	5.1(g)
Compliant	5.2(e)
Confidentiality Agreement	9.8
Constituent Corporations	Preamble
Continuing Employees	6.9(a)
Contract	5.1(d)(ii)
control, controlling, controlled by, under common control with	5.1(a)
Copyrights	5.1(p)
Cut-Off Date	6.2(b)
D&O Insurance	6.12(b)
debt	5.2(e)(iv)

Ann. A-1

Term	Section
Debt Commitment Letter	5.2(e)(i)
Debt Financing	5.2(e)(i)
Debt Financing Related Parties	6.11(e)
Debt Financing Sources	6.11(e)
Definitive Agreements	6.11(b)
Determination Notice	6.2(g)(ii)
DGCL	1.1
Disclosure Letters	5.2
Dissenting Shares	4.1(a)
Dissenting Stockholders	4.1(a)
Effect	5.1(a)
Effective Time	1.3
Enforcement Costs	8.5(e)(i)
Environmental Law	5.1(m)
Equity Commitment Letters	5.1(e)(i)
Equity Financing	5.2(e)(i)
Equity Financing Related Parties	6.11(e)
Equity Financing Sources	6.11(e)
ERISA	5.1(h)(i)
ERISA Affiliate	5.1(h)(iv)
ERISA Plan	5.1(h)(ii)
ESPP	4.3(e)
Exchange Act	5.1(a)
Exchange Fund	4.2(a)
Excluded Person	6.2(e)
Excluded Share	4.1(a)
Existing Credit Agreements	6.15(f)
Existing Indenture	6.15(f)
Existing Notes Offer Documents	6.15(b)
Existing Notes Offers	6.15(b)
Existing Notes Redemption	6.15(c)
Existing Notes Redemption Notice	6.15(c)
Existing Revolver Agreement	6.15(f)
Existing Senior Notes	6.15(f)
Expense Reimbursement	8.5(d)
Export Control Laws	5.1(s)(i)
extent, to the extent	9.13(c)
FCA	6.5(c)(iv)
FCPA	5.1(q)(i)
Fee Letter	5.2(e)(i)
Financing	5.2(e)(i)
Financing Source Related Parties	6.11(e)
Financing Sources	6.11(e)
Foreign Investment and Antitrust Laws	6.5(c)(ii)
Foreign Subsidiaries	6.16
FSMA	6.5(c)(iv)
GAAP	5.1(a)(I)
GDPR	5.1(p)(iv)
Go-Shop Period End Date	6.2(a)
Government Contract	5.1(w)

Ann. A-2

Term	Section
Governmental Entity	5.1(d)(i)
Guarantors	Recitals
Hazardous Substance	5.1(m)
hereof, herein, hereunder	9.13(b)
HSR Act	5.1(d)(i)
include, includes, including	9.13(a)
Indemnified Parties	6.12(a)
Insurance Policies	5.1(t)
Intellectual Property	5.1(p)(vi)
Intercompany Funding Notice	6.16(a)
Intervening Event	6.2(e)
IRS	5.1(h)(i)
J.P. Morgan	5.1(c)(ii)
Laws	5.1(i)
Lien	5.1(b)
Limited Guarantees	Recitals
Marketing Period	5.1(e)(iii)
Material Contract	5.1(j)
Merger	Recitals
Merger Sub	Preamble
New Plans	6.9(b)
Non-U.S. Benefit Plan	5.1(h)(i)
Notice Period	6.2(g)(ii)
NYSE	5.1(a)(C)
Old Plans	6.9(b)
Order	7.1(c)
ordinary course of business	5.1(g)(ii)
Owned Real Property	5.1(k)
Parent	Preamble
Parent Disclosure Letter	5.2
Parent Reimbursement Obligations	8.5(a)
Parent Related Parties	8.6(a)
Parent Termination Fee	8.5(c)
Parties	Preamble
Patents	5.1(p)(vi)
Paying Agent	4.2(a)
Paying Agent Agreement	4.2(a)
PBGC	5.1(h)(i)
Per Share Merger Consideration	4.1(a)
Permitted Liens	5.1(b)
Person	4.2(d)
Personal Data	5.1(p)(iv)
Preferred Commitment Letter	5.2(e)(i)
Preferred Financing	5.2(e)(i)
Preferred Financing Related Parties	6.11(e)
Preferred Financing Sources	6.11(e)
Proceedings	5.1(g)(i)
Processing	5.1(p)(iv)
Prohibited Amendments	6.11(a)
Proxy Statement	6.3

Ann. A-3

Term	Section
PSU	4.3(d)
Registered Intellectual Property	5.1(p)(i)
Representatives	6.2(a)
Required Information	5.1(e)(iii)
Required Payments	5.2(e)(ii)
Requisite Company Vote	5.1(c)(i)
RSU	4.3(b)
Sanctions	5.1(r)(i)
Sarbanes-Oxley Act	5.1(e)(i)
SEC	5.1
Securities Act	5.1(d)(i)
Service Provider	5.1(h)(i)
Share	4.1(a)
Significant Subsidiary	5.1(a)
Solvent	5.2(e)(iv)
Stock Plans	5.1(b)
Stockholders Meeting	6.4
Subsidiary	5.1(a)
Superior Proposal	6.2(e)
Supervisory Authority	5.1(p)(iv)
Surviving Corporation	1.1
Takeover Statute	5.1(l)
Tax	5.1(n)
Tax Authority	5.1(n)
Tax Proceeding	5.1(n)(iii)
Tax Return	5.1(n)
Taxes	5.1(n)
Termination Date	8.2(a)
Trademarks	5.1(p)(iv)
Transaction Litigation	6.14
Willful and Material Breach	8.5(a)

Ann. A-4

Annex B

August 8, 2018

The Board of Directors
The Dun & Bradstreet Corporation
103 JFK Parkway
Short Hills, New Jersey 07078

Members of the Board of Directors:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (the "Company Common Stock"), of The Dun & Bradstreet Corporation (the "Company") of the consideration to be paid to such holders in the proposed merger (the "Transaction") of the Company with a wholly-owned subsidiary ("Merger Sub") of Star Parent, L.P. (the "Acquiror"). Pursuant to the Agreement and Plan of Merger, dated as of August 8, 2018 (the "Agreement"), by and among the Company, the Acquiror and Merger Sub, the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock owned by Acquiror, Merger Sub or any other direct or indirect wholly-owned subsidiary of Acquiror and shares of Company Common Stock owned by the Company or any direct or indirect wholly-owned subsidiary of the Company, including shares of Company Common Stock held in treasury by the Company, and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $145.00 per share in cash (the "Consideration"). In connection with entering into the Agreement, certain entities that have made equity commitments to Acquiror (collectively, the "Guarantors") have agreed to enter into limited guarantees, dated the date of the Agreement (the "Guarantees") with respect to certain of the obligations of the Acquiror and Merger Sub under the Agreement.

        In connection with preparing our opinion, we have (i) reviewed the Agreement and the Guarantees, respectively; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

        In addition, we have held discussions with certain members of the management of the Company and the Guarantors (together with the Acquiror and Merger Sub, the "Acquiror Group") with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

        In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Acquiror Group or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company any member of the Acquiror Group under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the respective representations and warranties made by the Company and the members of the Acquiror Group in the Agreement, the Guarantees and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

        Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.

        We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and certain of the Guarantors, for which we and such affiliates have received customary compensation. Such services during such period have included acting as (i) joint lead arranger on term loan and revolving credit facilities of the Company, which closed in June 2018, (ii) financial advisor to Fidelity National Financial, Inc. in connection with its spin-off of Cannae Holdings, Inc. ("Cannae"), a Guarantor, in November 2017, and (iii) financial advisor, bookrunner of certain equity and debt offerings and lead arranger of certain credit facilities of various portfolio companies of Thomas H. Lee Partner, L.P. ("THLee"), an affiliate of a Guarantor, and GIC Private Limited ("GIC"), an affiliate of an entity that has made an equity commitment to the Acquiror. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company and certain portfolio companies of THLee and GIC, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and Cannae and approximately 9.9% of the outstanding common stock of HPS Investment Partners, LLC, an entity that has made an equity commitment to the Acquiror. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or certain of the Guarantors or their affiliates for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

        On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock (other than shares of Company Common Stock held by any affiliates of the Acquiror) in the proposed Transaction is fair, from a financial point of view, to such holders.

        The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

Annex C

THE GENERAL CORPORATION LAW
OF
THE STATE OF DELAWARE

SECTION 262 APPRAISAL RIGHTS.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e) and (g) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h)

  of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D

STRICTLY CONFIDENTIAL	EXECUTION VERSION

[INVESTOR LETTERHEAD]

August [•], 2018
[PARTNERSHIP NAME]
[PARTNERSHIP ADDRESS]

        Re:    Equity Commitment Letter

Ladies and Gentlemen:

        Reference is made to the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Merger Agreement"), by and among [STAR], a Delaware corporation (the "Company), Star Parent, L.P., a Delaware limited partnership ("Parent") and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the "Merger"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. [EQUITY INVESTOR], a [•], is referred to herein as the "Equity Investor." This letter is being delivered by the Equity Investor to Parent in connection with the execution of the Merger Agreement.

        1.    Commitment.    This letter confirms the commitment of the Equity Investor, subject to the terms and conditions set forth herein, to purchase, directly or indirectly (or cause an assignee permitted by the terms of Section 4(a) hereto to purchase), at or immediately prior to Closing, for an aggregate cash purchase price equal to $[•] (such commitment, the "Equity Commitment"), common equity interests of Parent (collectively, the "Subject Equity Securities"). The Equity Commitment shall only be used by Parent, to the extent necessary, to fund, directly or indirectly, together with the proceeds of the Debt Financing and Preferred Financing and the proceeds of the other equity commitment letters (collectively, the "Other Equity Commitments") from other investors (each, an "Other Equity Investor") to Parent of even date herewith (each, as amended from time to time, an "Other Equity Commitment Letter"): (i) Parent's payment obligations under Article IV of the Merger Agreement (including the payment of the aggregate Per Share Merger Consideration) and (ii) related fees, costs and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation, in each case, in connection with the transactions contemplated by the Merger Agreement and pursuant to and in accordance with the Merger Agreement (clauses (i) and (ii) collectively, the "Transaction Costs"), and for no other purposes. The Equity Investor shall not, under any circumstances, be obligated pursuant to this letter to contribute to Parent more than the Equity Commitment. In the event that, after taking into account funds available from other sources at Closing, Parent does not require the full amount of the Equity Commitment in order to consummate the Merger and perform its obligations under the Merger Agreement, the amount to be funded under this letter agreement will be reduced by such amount that is not so required by Parent. Notwithstanding anything to the contrary set forth herein, in no event will the cumulative liability of the Equity Investor under this letter exceed the amount of the Equity Commitment.

        2.    Conditions.    The obligation of the Equity Investor (or any of its permitted assigns) to fund the Equity Commitment is subject to (i) the execution and delivery of the Merger Agreement by the Company, Parent and Merger Sub, (ii) the satisfaction or waiver of all of the conditions to Parent's and Merger Sub's obligations to effect the Closing set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied by actions taken at the Closing (but subject to such conditions being satisfied at the Closing)), (ii) the substantially simultaneous consummation of the Closing in accordance with the terms of the Merger Agreement and (iii) the substantially simultaneous funding of the Debt Financing and Preferred Financing or Alternative Financing.

        3.    Limited Guarantee.    Concurrently with the execution and delivery of this letter, (i) the Equity Investor is executing and delivering to the Company a Limited Guarantee (as amended from time to time, the "Equity Investor Limited Guarantee") relating to certain of Parent's obligations under the Merger Agreement and (ii) each of the Other Equity Investors is executing and delivering to the Company a Limited Guarantee (each, as amended from time to time, an "Other Equity Investor Limited Guarantee" and collectively with the Equity Investor Limited Guarantee and all Other Equity Investor Limited Guarantees, the "Limited Guarantees") relating to certain of Parent's obligations under the Merger Agreement. Except as expressly set forth in Section 7(b) hereof, the Company's remedies against the Equity Investor under the Equity Investor Limited Guarantee with respect to any Non-Prohibited Claims shall, and are intended to, be the sole and exclusive direct or indirect remedies available to the Company and its Affiliates against the Equity Investor or any Non-Recourse Party for any liability, loss, damage or recovery of any kind (including special, exemplary, consequential, indirect or punitive damages or damages arising from loss of profits, business opportunities or goodwill, diminution in value or any other losses or damages, whether at law, in equity, in contract, in tort or otherwise) arising under or in connection with any breach of, or liabilities or obligations arising under or in connection with, this letter, the Merger Agreement, the Equity Investor Limited Guarantee (whether willfully, intentionally, unintentionally or otherwise) or of the failure of the transactions contemplated by the Merger Agreement to be consummated for any reason or otherwise in connection with the transactions contemplated hereby or by the Merger Agreement or in respect of any oral representations made or alleged to have been made in connection therewith, including in the event Parent breaches its obligations under the Merger Agreement (whether or not a Parent breach is caused by the breach by the Equity Investor of its obligations under this letter). Notwithstanding anything to the contrary contained herein or in the Equity Investor Limited Guarantee, under no circumstance shall the Company be permitted or entitled to receive both (a) a grant of specific performance hereunder or under the Merger Agreement to cause the Closing to occur or to cause Parent to enforce this letter and (b) payment of the Parent Termination Fee or any monetary damages.

        4.    Termination.    The Equity Investor's obligation to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of: (a) the discharge of the obligations of the Equity Investor hereunder in connection with the Closing; (b) termination of the Merger Agreement in accordance with its terms; (c) the assertion, directly or indirectly, of any claim, demand, complaint, suit, arbitration, litigation or other Action, or the commencement of any action, suit, proceeding or other Action, in each case, by the Company or any of its Affiliates or Representatives (or any Person claiming by, through or for the benefit of any of the foregoing) against the Equity Investor, Parent or any Non-Recourse Party (as defined below) relating to this letter, any Limited Guarantee, the Merger Agreement or any of the transactions contemplated hereby or thereby (including in respect of any oral representations made or alleged to be made in connection therewith), in each case, other than any claim by the Company (i) against Parent seeking only specific performance against Parent in accordance with the Merger Agreement or pursuant to Section 7(b) hereof with respect to the Equity Investor's obligation to fund its Equity Commitment in accordance with, and solely to the extent permitted under, the terms hereof, (ii) against the Equity Investor solely in accordance with and subject to the terms and conditions of the Equity Investor Limited Guarantee or (iii) seeking specific performance or injunctive relief to enforce the terms of the Mutual Non-Disclosure Agreement between the Company and CC Capital Partners, LLC dated as of May 29, 2018 as amended and restated July 23, 2018 in accordance with the terms thereof (the foregoing clauses (i), (ii) and (iii), the "Non-Prohibited Claims"); (d) any judgment against any of Parent or the Equity Investor with respect to any Non-Prohibited Claim that includes an award for money damages; and (e) the funding by the Equity Investor or any permitted assignee(s) of the Equity Commitment hereunder (or such lesser amount pursuant to the penultimate sentence of Section 1 hereto) in full to Parent. Upon termination of this letter, the Equity Investor shall not have any further obligations or liabilities hereunder.

        5.    Assignment; Amendments and Waivers; Entire Agreement.

          (a)   The rights and obligations under this letter may not be assigned or delegated (whether by operation of law, merger, consolidation or otherwise) by any party hereto without the prior written consent of the other party, and any attempted assignment shall be null and void and of no force or effect. Notwithstanding the foregoing, the Equity Investor may assign and delegate all or a portion of its obligations to fund the Equity Commitment to one or more co-investment vehicles or investment funds that are sponsored, managed, advised or controlled by an Affiliate of the Equity Investor or to other co-investors; provided, however, that no such assignment shall relieve the Equity Investor of its obligations hereunder (including its obligation to fund its full Equity Commitment hereunder) and Parent shall be entitled to pursue all rights and remedies against the Equity Investor subject to the terms and conditions hereof.

          (b)   This letter may not be amended, and no provision hereof waived or modified, except by an instrument signed by each of the parties hereto; provided, that no amendment or modification of this letter shall adversely affect the rights of the Company hereunder without the prior consent of the Company.

          (c)   Together with the Merger Agreement, the Limited Guarantees, the Other Equity Commitment Letters and the other agreements and instruments contemplated hereby or thereby, this letter constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

        6.    No Third Party Beneficiaries.    Except to the extent expressly set forth in Sections 7(a) and 7(b), this letter shall be binding solely on, and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns, and nothing set forth in this letter shall be construed to confer upon or give to any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Equity Commitment or any provisions of this letter; provided, however, that (a) Non-Recourse Parties are express, intended third party beneficiaries of Section 7(a) and may rely on and enforce the provisions of Section 7(a) and (b) the Company is an express intended third party beneficiary of Section 7(b) hereto to the extent expressly set forth therein.

        7.    Limited Recourse; Enforcement.

          (a)   Notwithstanding anything that may be expressed or implied in this letter or any document or instrument delivered in connection herewith, Parent, by its acceptance of the benefits of the Equity Commitment provided herein, covenants, agrees and acknowledges that no Person other than the Equity Investor shall have any liability, obligation or commitment of any nature, known or unknown, whether due or to become due, absolute, contingent or otherwise, hereunder or in connection with the transactions contemplated hereby and that, notwithstanding that the Equity Investor or any of its permitted assigns may be a partnership or limited liability company, Parent has no remedy or rights of recovery, and no recourse, hereunder or under any documents or instruments delivered in connection herewith or in respect of any oral representations made or alleged to have been made in connection herewith or therewith against, or contribution from, any of the Equity Investor's former, current, or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, holders of equity, controlling persons, Affiliates, representatives, assignees or any former, current or future director, officer, employee, agent, general or limited partners, managers, members, stockholders, holder of equity, controlling person, Affiliate, representative or assignee of any of the foregoing (but not including Parent and the Equity Investor, a "Non-Recourse Party" and together, the "Non-Recourse Parties"), whether by or through attempted piercing of the corporate (or limited liability company or limited partnership) veil, by or through a claim (whether at law or equity or in tort, contract or otherwise) by or on behalf of the Equity Investor against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, or otherwise, it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party for any obligations or commitments of the Equity Investor or any of its successors or permitted assigns under this letter, under the Merger Agreement or under any documents or instrument delivered in connection herewith or therewith, in respect of any transaction contemplated hereby or thereby, including in the event Parent or Merger Sub breaches its obligations under the Merger Agreement, whether or not Parent's or Merger Sub's breach is caused by Equity Investor's breach of its obligations hereunder, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether at law or equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligations or their creation.

          (b)   Subject to the proviso in Section 6, this letter may be enforced only by Parent, and none of Parent's direct or indirect creditors nor any other Person that is not a party to this letter shall have any right to enforce this letter or to cause Parent to enforce this letter; provided, however, that notwithstanding anything in this letter to the contrary and subject to the terms and conditions of the Merger Agreement, including without limitation, Section 9.6(b) thereof, the Company (solely to the extent set forth in this proviso) is hereby made an express, intended third party beneficiary of the rights granted to Parent hereby solely for the purpose of seeking through an action of specific performance the enforcement of Parent's right to cause the Equity Investor to fund the Equity Commitment hereunder if and only if the Company is entitled to specific performance in accordance with Section 9.6(b) of the Merger Agreement (and subject to the terms and conditions hereof) and for no other purpose (including, without limitation, any claim for monetary damages hereunder or under the Merger Agreement). Notwithstanding the foregoing, in no event shall this letter be enforced by any Person unless each of the Other Equity Commitments is being concurrently enforced by such Person.

        8.    Representations and Warranties.    The Equity Investor hereby represents and warrants to Parent that:

          (a)   the execution, delivery and performance of this letter by the Equity Investor have been duly authorized by all necessary action and do not contravene any provision of the Equity Investor's charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Equity Investor or its assets;

          (b)   all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this letter by the Equity Investor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this letter;

          (c)   this letter constitutes a legal, valid and binding obligation of the Equity Investor enforceable against the Equity Investor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors' rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and

          (d)   the Equity Investor has the financial capacity necessary to fulfill its Equity Commitment for so long as this letter shall remain in effect in accordance with Section 4 hereof.

        9.    Confidentiality.    This letter shall be treated as confidential and is being provided to Parent solely in connection with the transactions contemplated by the Merger Agreement. This letter may not be used, circulated, quoted or otherwise referred to in any document, except with the prior written consent of the Equity Investor; provided, that no such written consent shall be required for disclosures by Parent to (i) the Company and the Other Equity Investors so long as the Company and the Other Equity Investors, as the case may be, agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 9 or (ii) its Affiliates and Representatives who agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 9; provided, further, that any party hereto may disclose the existence or content of this letter to the extent required by any applicable Law or the rules of any self-regulatory organization or securities exchange.

        10.    Governing Law; Jurisdiction; Waiver of Jury Trial.

          (a)   THIS LETTER SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS

  AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).

        11.    Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this letter.

        12.    Counterparts; Effectiveness.    This letter may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this letter with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this letter.

[Remainder of page intentionally left blank]

Very truly yours,
EQUITY INVESTOR:
[INSERT NAME OF EQUITY INVESTOR]
By:
Name:
Title:

[Equity Commitment Letter]

Accepted and acknowledged
as of the date first written above:

PARENT:
STAR PARENT, L.P.
By:
Name:
Title:

[Equity Commitment Letter]

Annex E

STRICTLY CONFIDENTIAL	EXECUTION VERSION

August 8, 2018

Star Parent, L.P.
1701 Village Center Circle
Las Vegas, NV 89134

Ladies and Gentlemen:

        Reference is made to the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Merger Agreement"), by and among Dun & Bradstreet, Inc., a Delaware corporation (the "Company), Star Parent, L.P., a Delaware limited partnership ("Parent") and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the "Merger"), and to that certain Equity Commitment Letter, dated as of the date hereof, by and among Cannae Holdings, Inc., a Delaware corporation (the "Equity Investor") and Parent (the "Equity Commitment Letter"). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. This letter is being delivered by the Equity Investor to Parent in connection with the execution of the Merger Agreement.

        1.    Restrictions on Transfer of Ceridian Shares.    The Equity Investor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, transfer, convey, exchange or assign ("Sell"), any of the 37,135,921 shares (as adjusted as appropriate to reflect any issuance, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, exchange offer, or other similar transaction after the date hereof) of Common Stock owned by Cannae Holdings, LLC (the "Shares"), a wholly owned Subsidiary of the Equity Investor; provided, that this Section 1 shall not apply to any sale, transfer, conveyance or assignment to, or exchange with, any wholly owned Subsidiary of the Equity Investor.

        "Common Stock" means the issued and outstanding common stock, $0.01 par value per share, of Ceridian HCM Holding Inc. ("Ceridian").

        2.    Restrictions on Pledge of Shares.    The Equity Investor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pledge or make, create, incur, assume or suffer to exist any Lien ("Pledge") upon or with respect to the Shares.

        "Lien" means any statutory or other lien, security interest, mortgage, pledge, hypothecation, assignment for collateral purposes, encumbrance, option, purchase right, call right or similar charge or encumbrance, any conditional sale or other title retention agreement or any lease in the nature thereof (except for those arising under any applicable securities law).

        Notwithstanding the foregoing, the Equity Investor and its Subsidiaries shall be permitted to Sell or Pledge the Shares if the relevant proceeds of any such transaction consist of cash that is used solely for the purpose of the funding of the then-applicable Equity Commitment of the Equity Investor.

        3.    Restrictions on Dividend and Stock Repurchases; Cash.    The Equity Investor shall not declare, make or pay any dividend or other distribution (including by repurchase of outstanding shares of the Equity Investor) payable in cash, stock, property or otherwise. The Equity Investor holds at least $77.7 million in unrestricted cash and cash equivalents, free and clear of Liens, as of June 30, 2018.

        4.    Commitment Reduction.    As soon as reasonably practicable following the execution of the Merger Agreement, the Equity Investor shall use reasonable best efforts, in collaboration with Parent, to syndicate at least $600 million of the Equity Commitment by obtaining commitments from one or more entities reasonably similar to the Other Equity Investors with respect to their creditworthiness; provided that (a) each such entity shall execute an Equity Commitment Letter and a Limited Guaranty similar in all material respects to (with terms not less favorable in any material respect to Parent or the Company than) those executed by the Equity Investor, (b) Equity Investor shall remain liable as a primary obligor under the Equity Commitment to the extent any such entity shall fail to perform any obligation that it has assumed pursuant to the transactions contemplated by this Section 4, and (c) such transaction with such entity would not be reasonably expected to prevent, materially delay or materially impair the ability of any of the parties to the Merger Agreement to consummate the Merger or the other transactions contemplated by the Merger Agreement. During the term of this Agreement, in response to reasonable inquiries from Parent or the Company, the Equity Investor shall keep Parent and the Company reasonably informed of its progress under this Section 4 on a reasonably prompt basis.

        5.    Termination.    The Equity Investor's obligations hereunder will terminate automatically and immediately upon the earliest to occur of: (a) the consummation of the Closing; (b) the permitted reduction of the Equity Commitment to $300 million or less pursuant to Section 4; and (c) the termination of the Equity Investor's obligation to fund the Equity Commitment (as defined in the Equity Commitment Letter) pursuant to the terms of the Equity Commitment Letter; provided that Section 4(b) of this Agreement shall survive until the earlier of (i) the consummation of the Closing and (ii) the termination of the Equity Investor's obligation to fund the Equity Commitment pursuant to the terms of the Equity Commitment Letter. Upon termination of this letter, the Equity Investor shall not have any further obligations or liabilities hereunder.

        6.    Amendments and Waivers; Entire Agreement.

          (a)   This letter may not be amended, and no provision hereof waived or modified, except by an instrument signed by each of the parties hereto.

          (b)   Together with the Merger Agreement, the Limited Guarantees, the Equity Commitment Letter, the Other Equity Commitment Letters (as defined in the Equity Commitment Letter) and the other agreements and instruments contemplated hereby or thereby, this letter constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

        7.    No Third Party Beneficiaries.    Except to the extent expressly set forth in Section 8, this letter shall be binding solely on, and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns, and nothing set forth in this letter shall be construed to confer upon or give to any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce any provisions of this letter.

        8.    Enforcement.    This letter may be enforced only by Parent, and none of Parent's direct or indirect creditors nor any other Person that is not a party to this letter shall have any right to enforce this letter or to cause Parent to enforce this letter; provided, however, that notwithstanding anything in this letter to the contrary and subject to the terms and conditions of the Merger Agreement, including without limitation, Section 9.6(b) thereof, the Company (solely to the extent set forth in this proviso) is hereby made an express, intended third party beneficiary of the rights granted to Parent hereby solely for the purpose of seeking through an action of specific performance the enforcement of Parent's rights hereunder and for no other purpose (including, without limitation, any claim for monetary damages hereunder or under the Merger Agreement); provided, further, that notwithstanding anything to the contrary herein or in the Merger Agreement (including the reference above to Section 9.6(b)), the Company shall be permitted to seek through an action of specific performance the enforcement of Parent's rights hereunder if there is a breach of this Agreement, Parent has notified the Equity Investor of this breach, and such breach remains uncured for a period of 30 days.

        9.    Representations and Warranties.    The Equity Investor hereby represents and warrants to Parent that:

          (a)   the execution, delivery and performance of this letter by the Equity Investor have been duly authorized by all necessary action and do not contravene any provision of the Equity Investor's charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Equity Investor or its assets;

          (b)   all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this letter by the Equity Investor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this letter;

          (c)   this letter constitutes a legal, valid and binding obligation of the Equity Investor enforceable against the Equity Investor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors' rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and

          (d)   Cannae Holdings, LLC, a wholly-owned subsidiary of the Equity Investor is the legal and beneficial owner of the Shares, free and clear of any Lien, other than the Lock-Up Agreement dated April 12, 2018 between Ceridian Holdings, LLC and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC; the Voting Agreement, dated as of April 30, 2018, among Ceridian, Cannae Holdings, LLC and certain other stockholders of Ceridian; and the Registration Rights Agreement, dated as of April 30, 2018, among Ceridian, Cannae Holdings, LLC and certain other stockholders of Ceridian. As of the date hereof, the Shares represent all of the shares of common stock of Ceridian owned by the Equity Investor or any of its Subsidiaries.

        10.    Confidentiality.    This letter shall be treated as confidential and is being provided to Parent solely in connection with the transactions contemplated by the Merger Agreement and the Equity Commitment Letter. This letter may not be used, circulated, quoted or otherwise referred to in any document, except with the prior written consent of the Equity Investor; provided, that no such written consent shall be required for disclosures by Parent to (i) the Company so long as the Company agrees to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 10 or (ii) its Affiliates and Representatives who agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 7; provided, further, that any party hereto may disclose the existence or content of this letter to the extent required by any applicable Law or the rules of any self-regulatory organization or securities exchange.

        11.    Governing Law; Jurisdiction; Waiver of Jury Trial.

          (a)   THIS LETTER SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in a manner as may be permitted by Law shall be valid and sufficient service thereof.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).

        12.    Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this letter.

        13.    Counterparts; Effectiveness.    This letter may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this letter with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this letter.

[Remainder of page intentionally left blank]

Very truly yours,
EQUITY INVESTOR:
CANNAE HOLDINGS, INC.
By:	/s/ MICHAEL L. GRAVELLE
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Negative Pledge Commitment Letter]

Accepted and acknowledged as of the date first written above:
PARENT:
STAR PARENT, L.P.
By	Star GP Holding, LLC
Its:	General Partner
By:	/s/ DOUGLAS NEWTON
	Name:	Douglas Newton
	Title:	Treasurer

[Negative Pledge Commitment Letter]

Annex F

STRICTLY CONFIDENTIAL	EXECUTION VERSION

LIMITED GUARANTEE

        LIMITED GUARANTEE, dated as of [•], 2018 (this "Limited Guarantee"), by [GUARANTOR], a Delaware [•] (the "Guarantor"), in favor of [STAR], a Delaware corporation (the "Guaranteed Party").

        1.    Limited Guarantee.    To induce the Guaranteed Party to enter into the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Merger Agreement"), by and among the Guaranteed Party, Star Parent, L.P., a Delaware limited partnership ("Parent") and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), the Guarantor, intending to be legally bound, hereby unconditionally and irrevocably guarantees to the Guaranteed Party, on the terms and conditions set forth herein, the due and punctual observance, performance and discharge of [•]%(1) (the "Pro Rata Share") of the payment obligations of Parent to pay to the Guaranteed Party: (a) the Parent Termination Fee when and only if the Parent Termination Fee becomes payable pursuant to Section 8.5(c) of the Merger Agreement (the "Parent Fee Obligations"), (b) the amounts described in the second sentence of Section 8.5(e)(i) of the Merger Agreement when and only if such amounts become payable pursuant to Section 8.5(e)(i) of the Merger Agreement (the "Enforcement Costs") and (c) Parent Reimbursement Obligations described in sections 6.11(i), 6.15(f) and 6.16(b) of the Merger Agreement when and only if such obligations become payable pursuant to such sections of the Merger Agreement (the "Expense Obligations" and, together with the Parent Fee Obligations and the Enforcement Costs, collectively, the "Obligations"); provided, however, that in no event shall the Guarantor's liability for (x) the Parent Fee Obligations and the Expense Obligations, in the aggregate, exceed the Guarantor's Pro Rata Share of the Parent Termination Fee and (y) the Enforcement Costs, which are payable by Parent pursuant to Section 8.5(e)(i) of the Merger Agreement, in the aggregate, exceed $[•](2) (such limitation on the liability that the Guarantor may have for the applicable Obligations as described in clause (x) or clause (y), as applicable, being herein referred to as, the "Cap" for such relevant Obligations). The parties agree that this Limited Guarantee may not be enforced without giving effect to the Cap and that the Guaranteed Party will not seek to enforce this Limited Guarantee for an amount in excess of the Cap (and giving effect to the provisions of Section 8 and Section 9 hereof). This Limited Guarantee may be enforced for the payment of money only in satisfaction of the Obligations by the Guarantor up to the Cap. The Guaranteed Party hereby agrees that (i) in no event shall the Guarantor be required to pay any amount to the Guaranteed Party or any other Person under, in respect of, or in connection with this Limited Guarantee or the Merger Agreement other than as expressly set forth herein and (ii) in no event shall this Limited Guarantee be enforced by the Guaranteed Party unless each Other Equity Investor Limited Guarantee (as defined in the Guarantor's Equity Commitment Letter) is being concurrently enforced by the Guaranteed Party. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

        If Parent fails to discharge all or any portion of the Obligations when due, then to the extent expressly permitted in the Merger Agreement and this Limited Guarantee, the Guarantor shall, on the Guaranteed Party's demand, forthwith pay to the Guaranteed Party the Obligations (subject to the

(1)
Note to Draft: Please note that each of the Equity Investors will enter into the same form of Limited Guarantee so that the aggregate percentage of payment obligations of all such persons equals 100%.

(2)
Note to Draft: To be each Guarantor's Pro Rata Share of $5 million.

terms and conditions of the Limited Guarantee, including the Cap), and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party's option, so long as the Guarantor has failed to perform the Obligations, take any and all actions available hereunder or under applicable Law to collect the Guarantor's liabilities hereunder in respect of such Guaranteed Obligations, subject to the Cap.

        2.    Nature of Limited Guarantee.    The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor's obligation hereunder. In the event that any payment to the Guaranteed Party in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations (subject to the terms and conditions hereof) as if such payment had not been made. This Limited Guarantee is an unconditional guarantee of payment and not of collection. Notwithstanding any other provision of this Limited Guarantee, the Guaranteed Party hereby agrees that the Guarantor may assert, as a defense to any payment or performance by the Guarantor under this Limited Guarantee, any defense to such payment or performance that Parent, Merger Sub or any of their assigns may have under the terms of the Merger Agreement, other than defenses arising from bankruptcy or insolvency of Parent.

        3.    Changes in the Obligations; Certain Waivers.    The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of the Obligations, and may also enter into any agreement with Parent or any other Person interested in the transactions contemplated by the Merger Agreement for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms of the Merger Agreement or of any agreement between the Guaranteed Party, Parent and Merger Sub or any such other Person without in any way impairing or affecting the Guarantor's obligations under this Limited Guarantee or the validity or enforceability of this Limited Guarantee, provided that the obligations of the Other Equity Investors (as defined in the Guarantor's Equity Commitment Letter) under the Other Equity Investor Limited Guarantees are impacted in substantially the same manner. Subject to the termination of this Limited Guarantee as provided hereunder and the immediately preceding sentence of this Section 3, the Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent or any other Person interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of the Obligations or any waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Merger Agreement; (c) the addition, substitution or release of any entity or other Person interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of any of Parent or any other Person interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person (other than the Guaranteed Party and its Subsidiaries) interested in the transactions contemplated by the Merger Agreement or affecting any of their respective assets; (f) the existence of any claim, set-off or other right which the Guarantor may have at any time against Parent or the Guaranteed Party, whether in connection with the Obligations or otherwise (other than those described in the last sentence of Section 2 hereof); (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment of the Obligations; (h) the value, genuineness, validity, illegality or enforceability of the Merger Agreement; or (i) any discharge of the Guarantor as a matter of law or equity (other than as a result of the payment of the Obligations in accordance with the terms hereof). To the fullest extent permitted by applicable Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this

Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Obligations incurred and all other notices of any kind (except for notices required to be provided to Parent and its counsel in accordance with the Merger Agreement and/or any agreements entered into in connection therewith), all defenses that may be available by virtue of any valuation, stay, moratorium Law or other similar applicable Law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally. The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

        The Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause its Subsidiaries and Affiliates and other representatives and agents not to institute, any proceeding or bring any other claim arising under, or in connection with, any Equity Commitment Letter or the Merger Agreement or the transactions contemplated thereby, against the Guarantor or any other Non-Recourse Party, except for claims that are Non-Prohibited Claims (as defined in the Guarantor's Equity Commitment Letter) against such Person, and the Guarantor hereby covenants and agrees that it shall not institute, and shall cause its respective Affiliates not to institute, any proceeding asserting that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms. Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that to the extent Parent is relieved (other than by operation of any bankruptcy, insolvency or similar law) of all or any portion of the Obligations under the Merger Agreement, the Guarantor shall be similarly relieved of the Obligations under this Limited Guarantee, with it being understood that such Obligations shall be relieved ratably with the obligations of the Other Investors under the Other Equity Investor Limited Guarantees.

        Subject to the limitation on the Obligations set forth in the first sentence of Section 1 hereof, the Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Parent or any other Person interested in the transactions contemplated by the Merger Agreement that arise from the existence, payment, performance, or enforcement of the Guarantor's Obligations under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent or such other Person whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations (subject to the Cap) shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations, in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for the Obligations. Notwithstanding any other provision of this Limited Guarantee, in addition to any defense of the Guarantor on the basis of a breach of this Limited Guarantee, the Guaranteed Party hereby agrees that the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Cap) that are or would be available to Parent, Merger Sub or any of their assigns in respect of the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud.

        4.    No Waiver; Cumulative Rights.    No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

        5.    Representations and Warranties.

          (a)   The Guarantor hereby represents and warrants to the Guaranteed Party that:

              (i)  the Guarantor has all requisite limited partnership or other entity power and authority to execute, deliver and perform this Limited Guarantee and the execution, delivery and performance of this Limited Guarantee by the Guarantor have been duly authorized by all necessary action and do not contravene any provision of the Guarantor's charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Guarantor or its assets;

             (ii)  all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Limited Guarantee;

            (iii)  assuming due execution and delivery of the Merger Agreement by the Guaranteed Party, Parent and Merger Sub, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors' rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and

            (iv)  the Guarantor has the financial capacity (taking into account all of its outstanding commitments and obligations) to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill the Obligations under this Limited Guarantee shall be available to the Guarantor (and its assignees pursuant to Section 6 hereof) for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof.

          (b)   The Guaranteed Party hereby represents and warrants to the Guarantor that:

              (i)  it has all requisite corporate power and authority to execute, deliver and perform this Limited Guarantee, and the execution, delivery and performance of this Limited Guarantee has been duly authorized by all necessary corporate action and does not contravene any provision of the Guaranteed Party's certificate of formation, limited liability company or operating agreement, or any Law or contractual restriction applicable to or binding on the Guaranteed Party or its assets; and

             (ii)  assuming due execution and delivery of the Merger Agreement by Parent, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guaranteed Party enforceable against the Guaranteed Party in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors' rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law).

        6.    Assignment.    Neither the Guarantor nor the Guaranteed Party may assign their respective rights, interests or obligations hereunder to any other Person (including by operation of law) without the prior written consent of the Guaranteed Party or the Guarantor, as the case may be. Notwithstanding the foregoing, the Guarantor may assign its rights, interests or the Obligations hereunder to one or more of its co-investment vehicles or affiliated investment funds that are sponsored, managed or controlled by an Affiliate of the Guarantor or to other co-investors; provided, however, that no such assignment shall relieve the Guarantor of the Obligations hereunder except that the Guarantor's Obligations hereunder shall be reduced on a dollar-for-dollar basis by any amounts actually paid to the Guaranteed Party in respect of the Obligations hereunder by such co-investment vehicles or affiliated investment funds or other co-investors.

        7.    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein) and shall be delivered as set forth below or to such other Person or address or facsimile number as a party to this Limited Guarantee shall specify by notice in writing to the other party; provided that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later.

  If to the Guarantor to:

    [•]
    c/o [    •]
    [    •]
    [    •]
    Attention: [    •]
    Facsimile: [    •]
    E-mail: [    •]

  with a copy (which shall not constitute actual or constructive notice) to:

    [•]
    [    •]
    [    •]
    Attention: [    •]
    Facsimile: [    •]
    E-mail: [    •]

  and

    [•]
    [    •]
    [    •]
    Attention: [    •]
    Facsimile: [    •]
    E-mail: [    •]

  If to the Guaranteed Party to:

    [•]
    [    •]
    [    •]
    Attention: [    •]
    Facsimile: [    •]
    E-mail: [    •]

  with a copy (which shall not constitute notice) to:

    [•]
    [    •]
    [    •]
    Attention: [    •]
    Facsimile: [    •]
    E-mail: [    •]

        8.    Continuing Guarantee.    Unless terminated pursuant to this Section 8, this Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and permitted assigns until the Obligations under this Limited Guarantee have been paid in full, at which time this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earliest to occur of (i) the Closing if Parent shall have satisfied its payment obligations under Sections 4.1, 4.2(a) and 4.3(d) of the Merger Agreement, (ii) at such time as the Obligations under the Limited Guarantee have been paid in full (subject to the Cap), (iii) termination of the Merger Agreement in circumstances in which the Parent Termination Fee is not payable and (iv) sixty (60) days after the Termination Date, except as to a claim for payment of the Obligations presented in writing by the Guaranteed Party to Parent or the Guarantor on or prior to such sixtieth (60th) day (in which case, this Limited Guarantee shall terminate on the date such claim is (x) resolved by a final, non-appealable order of a court specifically identified in Section 10(b) below, (y) resolved as agreed in writing by the parties hereto or (z) otherwise satisfied); provided, that such claim shall set forth in reasonable detail the basis for such claim, and the Guarantor shall not be required to pay any claim not submitted on or before sixty (60) days after such termination of the Merger Agreement. Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its Affiliates asserts in any litigation or other proceeding (a) that the provisions of Section 1 hereof limiting the Guarantor's liability to the Cap, or limiting the Guaranteed Party's enforcement hereof to the payment of money only, or the provisions of this Section 8 or Section 9 hereof are illegal, invalid or unenforceable in whole or in part or (b) any theory of liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) against the Guarantor or any Non-Recourse Parties with respect to this Limited Guarantee, the Equity Commitment Letters, the Merger Agreement or any other agreement or instrument delivered pursuant to or in connection with any of the foregoing (collectively, "Transaction Agreements") or any of the transactions contemplated hereby or thereby (including in respect of any oral representations made or alleged to be made in connection therewith) (other than, solely with respect to this clause (b), any claim that is a Non-Prohibited Claim against such Person), then (A) the obligations of the Guarantor under or in connection with this Limited Guarantee shall terminate ab initio and be null and void, (B) if the Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover and retain such payments, and (C) neither the Guarantor nor any Non-Recourse Parties shall have any liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) to the Guaranteed Party or any other Person in any way under or in connection with any Transaction Agreement, any other agreement or instrument delivered pursuant to such Transaction Agreement, or the transactions contemplated hereby or thereby.

        9.    No Recourse.    The Guaranteed Party acknowledges the separate corporate existence of Parent and that, as of the date hereof, Parent's sole assets (if any) are a de minimis amount of cash, and that no additional funds are expected to be contributed to Parent unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any other Transaction Agreement, or in any agreement, document or instrument (including, without limitation, the Equity Commitment Letters and the Merger Agreement), or statement made or action taken in connection with or pursuant to, the transactions contemplated by any of the Transaction Agreements or the negotiation, execution, performance or breach of any Transaction Agreements, and notwithstanding any equitable, common law or statutory right or claim that may be available to the Guaranteed Party or any of its Affiliates, and notwithstanding the fact that the Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, acknowledges and agrees, on behalf of itself and its Affiliates, (i) in no event shall the Guaranteed Party or any of its Affiliates seek any damages or any other recovery, judgment, or remedies of any kind, including consequential, indirect or punitive damages, against Parent in excess of the Cap in connection with the Merger Agreement or in connection with the failure of the transactions contemplated by the Merger Agreement to be consummated for any reason or otherwise in connection with the transactions contemplated thereby (including in respect of any oral representations made or alleged to have been made in connection therewith), and (ii) notwithstanding the fact that the Guarantor may be a corporation, partnership or limited liability company, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that it has no right of recovery against, no recourse shall be had against and no personal liability shall attach to, the Guarantor or any of its former, current or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, holders of equity, controlling persons, Affiliates, representatives or assignees or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, holder of equity, controlling person, Affiliate, representative or assignee of any of the foregoing (but not including Parent or the Guarantor, a "Non-Recourse Party" and together, the "Non-Recourse Parties"), including through Parent or otherwise, whether by or through attempted piercing of the corporate (or limited liability company or limited partnership) veil, by or through a claim (whether at law or equity in tort, contract or otherwise) by or on behalf of Parent against the Guarantor or any Non-Recourse Parties, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except for its rights to recover from the Guarantor (but not any other Person) under and to the extent provided in this Limited Guarantee, and subject to the other limitations described herein, including, for the avoidance of doubt, the Cap, and any other claims that are Non-Prohibited Claims against such Person; it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Parties for any obligation of the Guarantor or any of its successors or permitted assigns under this Limited Guarantee or any documents or instrument delivered in connection herewith or in respect of any oral representations made or alleged to have been made in connection herewith or for any claim (whether at law or in equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligation or its creation. Except for any claims that are Non-Prohibited Claims against such Person, recourse against the Guarantor under this Limited Guarantee, subject to the limitations and conditions set forth herein, shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against the Guarantor and any Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or in connection with the failure of the Transactions to be consummated for any reason or otherwise in connection with the transactions contemplated thereby or in respect of any representations made or alleged to be made in connection therewith, whether at law or in equity, in contract, in tort or otherwise. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent to the Guaranteed Party or shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person other than the Guarantor as expressly set forth herein. Notwithstanding anything to the contrary contained herein or in the Guarantor's Equity Commitment Letter, under no circumstance shall the Guaranteed Party be permitted or entitled to receive both (a) a grant of specific performance under the Guarantor's Equity Commitment Letter or under the Merger Agreement to cause the Closing or to cause Parent to enforce the Equity Commitment Letter and (b) payment of the Parent Termination Fee.

        10.    Governing Law; Jurisdiction; Waiver of Jury Trial.

          (a)   THIS LIMITED GUARANTEE BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7 of this Limited Guarantee or Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE AND THE TRANSACTIONS CONTEMPLATED BY THIS LIMITED GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).

        11.    Entire Agreement; Amendments.    This Limited Guarantee, together with the other Limited Guarantees, the Merger Agreement and the Equity Commitment Letters, constitute the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties. The Guaranteed Party and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guarantor or any Non-Recourse Parties in connection with this Limited Guarantee except as expressly set forth herein by the Guarantor. The Guarantor and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guaranteed Party in connection with this Limited Guarantee, except as expressly set forth herein by the Guaranteed Party. No amendment, modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.

        12.    Third Party Beneficiaries.    This Limited Guarantee shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Limited Guarantee is intended to, or shall, confer upon any other Person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Guaranteed Party to enforce, the obligations set forth herein; except that as a material aspect of this Limited Guarantee the parties intend that all Non-Recourse Parties other than the Guarantor shall be, and such Non-Recourse Parties are, intended third party beneficiaries of this Limited Guarantee who may rely on and enforce the provisions of this Limited Guarantee that bar the liability, or otherwise protect the interests, of the Guarantor or such Non-Recourse Parties.

        13.    Confidentiality.    This Limited Guarantee shall be treated as confidential and is being provided to the Guaranteed Party solely in connection with the transactions contemplated by the Merger Agreement. This Limited Guarantee may not be used, circulated, quoted or otherwise referred to by the Guaranteed Party or any of its Affiliates or Representatives in any document, except with the prior written consent of the Guarantor; provided, that no such written consent is required for any disclosure of the existence or content of this Limited Guarantee by the Guaranteed Party: (i) to its Affiliates and its Representatives who agree to keep such information confidential on terms substantially identical to the terms contained in this Section 13 or (ii) to the extent required by Law or the rules of any self-regulatory organization or securities exchange.

        14.    Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee.

        15.    Counterparts; Effectiveness.    This Limited Guarantee may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this Limited Guarantee with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Limited Guarantee.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTOR:
[INSERT NAME OF GUARANTOR]
By:
Name:
Title:

[Signature Page to Limited Guarantee]

        IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTEED PARTY:
[STAR]
By:
Name:
Title:

[Signature Page to Limited Guarantee]

        If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor:

509 Madison Avenue
Suite 1608
New York, NY 10022
(800) 662-5200
DNB@morrowsodali.com

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION THE DUN & BRADSTREET CORPORATION YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 P.M. Eastern Time the day before the special meeting date. VOTE BY INTERNET – [•] Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the special meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY TELEPHONE – [•] Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the special meeting date. Have your proxy card in hand when you call and follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: The Dun & Bradstreet Corporation, c/o [•]. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. Proposal 3 Approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if Proposal 1 Adopt the Agreement and Plan of Merger, dated as of August 8, 2018, among The Dun & Bradstreet Corporation, Star Parent, L.P. and Star Merger Sub, there are not agreement. FOR sufficient votes to adopt the merger Inc. (as may be amended “merger agreement”). from time to time, the ABSTAIN AGAINST FOR AGAINST ABSTAIN Proposal 2 Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to The Dun & Bradstreet Corporation’s named executive officers in connection with the merger. FOR AGAINST ABSTAIN Stockholder Signature Date Title Stockholder (Joint Owner) Signature Date Title Note: Please sign your name exactly as it appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign. CONTROL NUMBER

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION THE DUN & BRADSTREET CORPORATION SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of The Dun & Bradstreet Corporation, a Delaware corporation, revoking all prior proxies, hereby appoints [•], and [•], each or either of them, with full power of substitution, to represent and to vote on behalf of the undersigned all shares which the undersigned is entitled to vote at the Special Meeting of Stockholders scheduled to be held on [•], 2018 at [•], at [•] a.m. local time, and at any and all postponements or adjournments thereof, upon all matters described in the [Notice of 2018 Special Meeting of Stockholders and related Proxy Statement for the Special Meeting] (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Special Meeting and any adjournments thereof. If this proxy card is properly executed, the shares represented by this proxy card will be voted as directed on the reverse side, but if no such direction is made, the proxies named above intend to vote such shares FOR Proposals 1, 2 and 3 and upon other such business as many properly come before the Special Meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. (Continued and to be signed on the reverse side)